UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-09253

                             Wells Fargo Fund Trust
               (Exact name of registrant as specified in charter)

                    525 Market St., San Francisco, CA 94105
              (Address of principal executive offices) (Zip code)

                                C. David Messman
                       Wells Fargo Funds Management, LLC
                    525 Market St., San Francisco, CA 94105
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 800-643-9691

Date of fiscal year end:          October 31, 2009

Date of reporting period:         April 30, 2009


ITEM 1.  REPORT TO SHAREHOLDERS
===============================

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC) REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

                                   (GRAPHIC)

Semi-Annual Report
April 30, 2009

WELLS FARGO ADVANTAGE SPECIALTY FUNDS(SM)

-    SPECIALIZED FINANCIAL SERVICES FUND

-    SPECIALIZED TECHNOLOGY FUND

REDUCE CLUTTER. SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ...................................................    2
PERFORMANCE HIGHLIGHTS
Specialized Financial Services Fund ......................................    6
Specialized Technology Fund ..............................................    8
FUND EXPENSES ............................................................   10
PORTFOLIO OF INVESTMENTS
Specialized Financial Services Fund ......................................   12
Specialized Technology Fund ..............................................   17
FINANCIAL STATEMENTS
Statements of Assets and Liabilities .....................................   22
Statements of Operations .................................................   23
Statements of Changes in Net Assets ......................................   24
Financial Highlights .....................................................   26
NOTES TO FINANCIAL STATEMENTS ............................................   30
OTHER INFORMATION ........................................................   39
LIST OF ABBREVIATIONS ....................................................   44

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(GRAPHIC)

WELLS FARGO
   INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company-Wells Fargo & Company-more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, the Wells Fargo Advisor(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF APRIL 30, 2009.

EQUITY FUNDS

Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS

California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS

Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS

100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)

VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the Wells Fargo Advantage Dow Jones
     Target Date Funds(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

                    2 Wells Fargo Advantage Specialty Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE SIX-MONTH PERIOD BEGAN IN THE WAKE OF THE WORST MONTHLY DECLINE FOR THE EQUITY MARKETS SINCE 1987 AND ENDED WITH THE STRONGEST RALLY SINCE 1938.

Dear Valued Shareholder,

We're pleased to offer you this semi-annual report for the Wells Fargo Advantage Specialty Funds that covers the six-month period that ended April 30, 2009. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. The federal government continued its unprecedented policy response to the financial crisis as overall economic activity remained weak and the U.S. unemployment rate steadily increased. Although periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

MARKET VOLATILITY REMAINED HIGH BUT SIGNS OF STABILIZATION EMERGED.

The six-month period began in the wake of the worst monthly decline for the equity markets since 1987 and ended with the strongest rally since 1938. Volatility across the financial markets remained high on a historical basis throughout the period but ended significantly lower than the highs reached in October and November 2008. The economic environment remained weak, but signs of stabilization began to emerge as the six-month period came to a close.

The National Bureau of Economic Research declared in December 2008 that a U.S. recession had begun in December 2007. In the first quarter of 2009, gross domestic product contracted at a rate of 6.1%, following a decline of 6.3% in the fourth quarter of 2008. Economic activity remained weak as the second quarter began but appeared to show signs of stabilization as the quarter progressed. By the end of April 2009, the recession had lasted 16 months--matching the length of the two longest economic contractions in the United States in the post-World War II period.

Amid the weak economic environment, the unemployment rate surged to 8.9%--its highest rate in more than 25 years. However, the rate of job losses slowed slightly in April 2009, largely on increases in government hiring, and the labor-participation rate edged upward. Still, nearly 6 million jobs have been lost since the start of the recession.

On the positive side, inflation remained low and several economic indicators showed signs of improvement by the end of the period. Consumer confidence rebounded significantly as several economic indicators came in better than expected and the equity markets began a powerful rally. Consumer spending recovered somewhat in the first quarter of 2009, after falling sharply at the end of 2008. Manufacturing activity increased for four consecutive months through April 2009, with new orders the strongest since 1983. The housing market remained distressed, but home sales increased during the first quarter as housing activity appeared to be responding to lower mortgage rates and lower home prices.

                     Wells Fargo Advantage Specialty Funds 3


Letter to Shareholders

GOVERNMENT TOOK NUMEROUS ACTIONS TO STIMULATE THE ECONOMY.

Throughout the six-month period, the Fed continued its series of actions to stabilize the financial system. That included additional cuts in the federal funds rate to a range of 0% to 0.25% in December 2008, the lowest federal funds rate in history; large injections of capital into the financial system; and the initiation of several nontraditional, nonmonetary programs.

In October, Congress passed the Emergency Economic Stabilization Act of 2008, which authorized the Treasury Department to establish the $700 billion Troubled Asset Relief Program (TARP) to purchase distressed mortgage securities and other assets from financial institutions. This later became a program for providing capital directly to banks and the automotive industry.

In late November 2008, two additional programs were implemented. The first was an initiative to buy $100 billion in debt and $500 billion in mortgage-backed securities (MBS) of Fannie Mae, Freddie Mac, and other agencies. The second was the $200 billion Term Asset-Backed Securities Loan Facility (TALF) to support the consumer-credit and small-business segments of the economy.

In February, President Barack Obama signed into law the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus bill. Treasury Secretary Timothy Geithner introduced a new Financial Stability Plan that offered a broad outline of additional measures intended to stabilize the financial system. These included "stress tests" to gauge the strength of bank balance sheets under a new Capital Assistance Program, the creation of a Public-Private Investment Program (PPIP), a joint effort with the Fed to commit up to $1 trillion under the Fed's TALF program, and a program to help support the housing market.

In March 2009, the Fed announced plans to buy up to $300 billion in longer-term U.S. Treasury securities, an additional $750 billion in agency MBS, and an additional $100 billion in agency debt. The Fed also extended its first financing under the TALF program and expanded the types of eligible collateral for loans under the program. The Treasury and the Fed began the bank "stress tests" and announced that the PPIP program would use up to $100 billion of TARP capital in a revived plan to remove distressed assets from the balance sheets of financial institutions.

By the end of April, information leaks about the bank "stress tests" seemed to indicate that the amount of additional capital that many of these large financial institutions would be required to raise might be lower than had been feared. That news followed better-than-expected first-quarter earnings reports from many of these same financial companies, helping spark a powerful rally in the equity markets.

THROUGHOUT THE SIX-MONTH PERIOD, THE FED CONTINUED ITS SERIES OF ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

                     4 Wells Fargo Advantage Specialty Funds


                                                          Letter to Shareholders

THE FINANCIALS SECTOR REMAINED EXTREMELY VOLATILE THROUGHOUT THE SIX-MONTH PERIOD BUT WAS AMONG THE LEADERS IN THE POWERFUL RALLY OFF THE LOWS DURING MARCH AND APRIL.

As a result of these various programs, the Fed's asset holdings on its balance sheet doubled to more than $2 trillion. The government's multiple initiatives in response to the financial system turmoil helped stabilize the credit markets during the period, pushing down interest rates and setting off a wave of mortgage refinancing.

EQUITY MARKETS EXPERIENCED EXTREME VOLATILITY BUT REBOUNDED IN MARCH.

The equity markets remained turbulent throughout the period, but ended with the strongest rally since the 1930s. The broad market, as measured by the S&P 500 Index, began the period following a nearly 17% decline in October 2008--its worst month since October 1987. The market's return was slightly positive in December, but 2009 brought an extended decline that pushed the S&P 500 Index to an intraday low of 666 on March 6. From that point, signs of economic stabilization, reports of improved fundamentals among several large banks, and additional policy clarity sparked the biggest market rally since 1938, with the index surging 23% in 13 trading days.

For all of April 2009, the S&P 500 Index gained 9.5%, its best monthly return since March 2000. For the month, the Dow Jones Industrial Average rose 7.5%, and the Nasdaq Composite Index jumped 12.4%. For the six-month period, however, the S&P 500 Index fell 8.5% and the Dow Jones Industrial Average declined 10.8%. The Nasdaq Composite Index managed a slightly positive gain of 0.4% for the six months due to strong performance from the technology sector.

The financials sector remained extremely volatile throughout the six-month period but was among the leaders in the powerful rally off the lows during March and April. The S&P Financial Index(1) gained 17.6% in March and 22.2% in April. For the full six-month period, however, the financials index declined 30.4%. The information technology sector was among the strongest during the six-month period, with the S&P North American Technology Index(2) gaining 6.7%. The technology index rose 13.4% in April and 11.8% in March.

Over the six-month period, large cap stocks slightly outpaced small cap stocks. Investors moved into larger, more stable companies earlier in the period but then rotated into smaller companies in the final months as their appetite for risk returned. The Russell 1000(R) Index(3) declined 7.4%, while the Russell 2000(R) Index(4) fell 8.4%. During the period, the growth investment style outperformed the value investment style across all market capitalizations. The large weightings of the financials sector within the value indices and the information technology sector within the growth indices contributed significantly to this difference in performance.

----------
(1.) The S&P Financial Index is a market-capitalization weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITS. You cannot invest directly in an Index.

(2.) The S&P North American Technology Index is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an Index.

(3.) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

(4.) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

                     Wells Fargo Advantage Specialty Funds 5


Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS(R) represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch

Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

                    6 Wells Fargo Advantage Specialty Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO FUND MANAGERS

Allen J. Ayvazian
Allen Wisniewski, CFA

FUND INCEPTION

July 2, 1962

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

JPMorgan Chase & Company               9.88%
Goldman Sachs Group Incorporated       5.51%
The Travelers Companies Incorporated   4.82%
US Bancorp                             4.10%
Bank of America Corporation            3.52%
PNC Financial Services Group           3.19%
Bank of New York Mellon Corporation    3.13%
American Express Company               3.02%
Northern Trust Corporation             2.81%
Prudential Financial Incorporated      2.80%

INDUSTRY DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Depository Institutions                       (44%)
Electronic and Other Electrical Equipment &
   Components, Except Computer Equipment       (1%)
Holding & Other Investment Offices             (3%)
Insurance Carriers                            (25%)
Non-Depository Credit Institutions             (8%)
Security & Commodity Brokers, Dealers,
   Exchanges & Services                       (19%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Industry distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of industry distribution.

                    Wells Fargo Advantage Specialty Funds 7


Performance Highlights

           WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL SERVICES FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF APRIL 30, 2009)

                                 Including Sales Charge                  Excluding Sales Charge            Expense Ratio
SPECIALIZED FINANCIAL    -------------------------------------   -------------------------------------   -----------------
SERVICES FUND            6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(3)   Net(4)
----------------------   ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SIFEX)           (26.71)    (55.90)  (14.47)   (6.56)    (22.24)    (53.21)  (13.45)   (6.00)     1.65%     1.35%
Class B (SIFBX)**         (27.57)    (58.43)  (14.80)   (6.59)    (22.57)    (53.43)  (14.05)   (6.59)     2.40%     2.10%
Class C (SIFCX)           (23.67)    (54.41)  (14.01)   (6.76)    (22.67)    (53.41)  (14.01)   (6.76)     2.40%     2.10%
S&P Financial Index(5)                                            (29.13)    (57.55)  (14.93)   (6.36)
S&P 500 Index(6)                                                   (8.53)    (35.31)   (2.71)   (2.48)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE-www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to financial services sector risk and smaller company securities risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(4.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(5.) The S&P Financial Index is a market capitalization-weighted index of companies involved in activities such as banking, consumer finance, investment banking and brokerage, asset management, insurance and investment, and real estate, including REITS. You cannot invest directly in an Index.

(6.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                     8 Wells Fargo Advantage Specialty Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND

INVESTMENT OBJECTIVE

THE WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

RCM Capital Management, LLC

PORTFOLIO MANAGERS

Huachen Chen, CFA
Walter C. Price, Jr., CFA

FUND INCEPTION

September 18, 2000

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

Apple Incorporated                            5.43%
Microsoft Corporation                         5.31%
Hewlett-Packard Company                       5.28%
Cisco Systems Incorporated                    5.17%
Google Incorporated Class A                   4.47%
QUALCOMM Incorporated                         4.42%
International Business Machines Corporation   4.34%
Oracle Corporation                            3.79%
Amazon.com Incorporated                       2.71%
Yahoo! Incorporated                           2.48%

INDUSTRY DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Business Services                            (36%)
Chemicals & Allied Products                   (2%)
Communications                                (5%)
E-Commerce/Services                           (3%)
Electric, Gas & Sanitary Services             (3%)
Electronics & Other Electrical Equipment &
   Components, Except Computer Equipment     (25%)
Computer Equipment                           (26%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Industry distribution is subject to change. Cash and cash equivalents are not reflected in the calculations of industry distribution.

                     Wells Fargo Advantage Specialty Funds 9


Performance Highlights

                   WELLS FARGO ADVANTAGE SPECIALIZED TECHNOLOGY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                        Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                -------------------------------------   -------------------------------------   -----------------
SPECIALIZED TECHNOLOGY                                        Life of                                 Life of
FUND                            6 Months*   1 Year   5 Year     Fund    6 Months*   1 Year   5 Year     Fund    Gross(4)   Net(5)
----------------------          ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WFSTX)                   (2.08)    (33.05)   1.28     (9.02)      3.98     (29.00)   2.47     (8.39)     1.82%     1.75%
Class B (WFTBX)**                 (1.24)    (34.44)   1.34     (8.96)      3.76     (29.44)   1.72     (8.96)     2.57%     2.50%
Class C (WFTCX)                    2.77      30.49    1.72     (9.09)      3.77     (29.49)   1.72     (9.09)     2.57%     2.50%
Investor Class (WFTZX)                                                     4.00     (28.98)   2.36     (8.51)     1.92%     1.85%
S&P North American Technology
   Index(6)                                                                6.74     (26.92)  (1.25)   (10.36)
S&P 500 Index(7)                                                          (8.53)    (35.31)  (2.71)    (3.94)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGES ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This fund is exposed to foreign investment risk, nondiversification risk, smaller company securities risk and technology sector risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Investor Class shares incepted on April 11, 2005. Effective June 20, 2008,
     Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class reflects the performance of the Class A shares, adjusted to reflect Class Z expenses.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The S&P North American Technology Index is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an Index.

(7.) The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an Index.

                    10 Wells Fargo Advantage Specialty Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                Beginning        Ending         Expenses
WELLS FARGO ADVANTAGE SPECIALIZED FINANCIAL   Account Value   Account Value   Paid During     Net Annual
SERVICES FUND                                  11-01-2008       04-30-2009     Period(1)    Expense Ratio
-------------------------------------------   -------------   -------------   -----------   -------------
CLASS A
Actual                                          $1,000.00       $  777.60        $ 5.95         1.35%
Hypothetical (5% return before expenses)        $1,000.00       $1,018.10        $ 6.76         1.35%

CLASS B
Actual                                          $1,000.00       $  774.30        $ 9.24         2.10%
Hypothetical (5% return before expenses)        $1,000.00       $1,014.38        $10.49         2.10%

CLASS C
Actual                                          $1,000.00       $  773.30        $ 9.23         2.10%
Hypothetical (5% return before expenses)        $1,000.00       $1,014.38        $10.49         2.10%

----------
(1.) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

                    Wells Fargo Advantage Specialty Funds 11


Fund Expenses

                                                Beginning         Ending        Expenses
WELLS FARGO ADVANTAGE SPECIALIZED             Account Value   Account Value   Paid During     Net Annual
TECHNOLOGY FUND                                 11-01-2008      04-30-2009     Period(1)    Expense Ratio
---------------------------------             -------------   -------------   -----------   -------------
CLASS A
Actual                                          $1,000.00       $1,039.80        $ 8.85         1.75%
Hypothetical (5% return before expenses)        $1,000.00       $1,016.12        $ 8.75         1.75%

CLASS B
Actual                                          $1,000.00       $1,037.60        $12.63         2.50%
Hypothetical (5% return before expenses)        $1,000.00       $1,012.40        $12.47         2.50%

CLASS C
Actual                                          $1,000.00       $1,037.70        $12.63         2.50%
Hypothetical (5% return before expenses)        $1,000.00       $1,012.40        $12.47         2.50%

INVESTOR CLASS
Actual                                          $1,000.00       $1,040.00        $ 9.36         1.86%
Hypothetical (5% return before expenses)        $1,000.00       $1,015.62        $ 9.25         1.86%

                    12 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND


  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 99.84%
DEPOSITORY INSTITUTIONS: 43.90%
    362,035   BANK OF AMERICA CORPORATION<<                                                         $    3,232,973
    112,778   BANK OF NEW YORK MELLON CORPORATION                                                        2,873,583
     32,000   BB&T CORPORATION<<                                                                           746,880
     45,800   CITY NATIONAL CORPORATION<<                                                                1,676,280
     28,242   CULLEN FROST BANKERS INCORPORATED                                                          1,329,916
     15,000   INDEPENDENT BANK CORPORATION<<                                                               299,400
    274,962   JPMORGAN CHASE & COMPANY                                                                   9,073,746
     47,400   NORTHERN TRUST CORPORATION<<                                                               2,576,664
     73,800   PNC FINANCIAL SERVICES GROUP<<                                                             2,929,860
     50,500   STATE STREET CORPORATION                                                                   1,723,565
     37,700   SUNTRUST BANKS INCORPORATED                                                                  544,388
    206,800   US BANCORP                                                                                 3,767,896
     26,500   ZIONS BANCORPORATION<<                                                                       289,645
                                                                                                        31,064,796
                                                                                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 1.07%
     60,000   GENERAL ELECTRIC COMPANY                                                                     759,000
                                                                                                    --------------
HOLDING & OTHER INVESTMENT OFFICES: 3.06%
     51,000   PROLOGIS<<                                                                                   464,610
     25,400   PUBLIC STORAGE INCORPORATED<<                                                              1,698,244
                                                                                                         2,162,854
                                                                                                    --------------
INSURANCE CARRIERS: 24.49%
     41,200   ACE LIMITED                                                                                1,908,384
    124,000   FIDELITY NATIONAL TITLE GROUP INCORPORATED                                                 2,248,120
     47,500   GENWORTH FINANCIAL INCORPORATED                                                              112,100
     94,000   HARTFORD FINANCIAL SERVICES GROUP INCORPORATED<<                                           1,078,180
     76,000   ING GROUP NV ADR<<                                                                           688,560
     49,000   MANULIFE FINANCIAL CORPORATION<<                                                             837,900
     58,500   MAX CAPITAL GROUP LIMITED<<                                                                  968,175
     35,582   METLIFE INCORPORATED                                                                       1,058,555
     89,000   PRUDENTIAL FINANCIAL INCORPORATED<<                                                        2,570,334
     29,500   RENAISSANCERE HOLDINGS LIMITED                                                             1,435,470
    107,500   THE TRAVELERS COMPANIES INCORPORATED                                                       4,422,550
                                                                                                        17,328,328
                                                                                                    --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 8.15%
    110,000   AMERICAN EXPRESS COMPANY                                                                   2,774,200
     79,000   CAPITAL ONE FINANCIAL CORPORATION                                                          1,322,460
     90,000   CIT GROUP INCORPORATED<<                                                                     199,800
     94,000   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                     1,468,280
                                                                                                         5,764,740
                                                                                                    --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 19.17%
     75,500   ALLIANCE BERNSTEIN HOLDING LP                                                              1,322,760
    132,741   CHARLES SCHWAB CORPORATION<<                                                               2,453,054
     68,000   FEDERATED INVESTORS INCORPORATED CLASS B                                                   1,555,840
     39,400   GOLDMAN SACHS GROUP INCORPORATED<<                                                         5,062,900
     87,200   INVESCO LIMITED                                                                            1,283,582

                    Wells Fargo Advantage Specialty Funds 13


Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES (continued)
     80,000   MORGAN STANLEY                                                                        $    1,891,200
                                                                                                        13,569,336
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $108,480,051)                                                                 70,649,054
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 28.97%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 5.80%
  1,025,529   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           1,025,529
  1,025,529   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               1,025,529
  1,025,529   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 1,025,529
  1,025,529   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      1,025,529
                                                                                                         4,102,116
                                                                                                    --------------

                                                                            INTEREST    MATURITY
 PRINCIPAL                                                                    RATE        DATE
-----------                                                                 --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 23.17%
$   128,191   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                   0.55%    05/07/2009          128,191
    128,191   ALPINE SECURITIZATION CORPORATION++(p)                          0.37     05/05/2009          128,186
     42,730   AMSTEL FUNDING CORPORATION++(p)                                 2.10     05/18/2009           42,688
     42,730   AMSTERDAM FUNDING CORPORATION++(p)                              0.40     05/11/2009           42,726
    136,737   ANTALIS US FUNDING CORPORATION++(p)                             0.47     05/22/2009          136,700
    384,573   ASB FINANCE LIMITED (LONDON)++                                  0.24     05/07/2009          384,558
    256,382   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.35     05/14/2009          256,350
    102,553   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.32     05/21/2009          102,535
    640,956   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY
              VALUE $640,959)                                                 0.18     05/01/2009          640,956
    769,147   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE
              $769,152)                                                       0.25     05/01/2009          769,147
    299,113   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009          299,094
     66,232   BNP PARIBAS                                                     0.46     05/01/2009           66,232
    299,113   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009          299,129
    150,103   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          150,077
    213,652   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009          213,603
    196,560   CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE
              PREVOYANCE                                                      0.23     05/04/2009          196,560
     34,184   CALCASIEU PARISH LA+/-ss                                        0.75     12/01/2027           34,184
     34,184   CALIFORNIA DWR+/-ss                                             0.30     05/01/2020           34,184
     47,003   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss           0.20     11/01/2026           47,003
     47,003   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
              AUTHORITY+/-ss                                                  1.00     06/01/2028           47,003
    341,843   CALYON (NEW YORK)                                               0.44     05/11/2009          341,843
    299,113   CHARIOT FUNDING LLC++(p)                                        0.35     05/06/2009          299,098
     32,167   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009           32,162
     75,272   CHEYNE FINANCE LLC+/-++####(a)(i)                               0.00     02/25/2008            1,242
     57,952   CHEYNE FINANCE LLC+/-++####(a)(i)                               0.00     05/19/2008              956
     71,035   CIESCO LLC++                                                    0.35     05/07/2009           71,031
    196,560   CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009          196,543
     22,626   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                       1.55     10/01/2038           22,626
     68,369   COOK COUNTY IL+/-ss                                             1.00     11/01/2030           68,369
    153,829   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                    2.65     12/15/2037          153,829

                    14 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND

                                                                            INTEREST    MATURITY
PRINCIPAL     SECURITY NAME                                                   RATE        DATE           VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   102,553   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
              VALUE $102,554)                                                 0.30%    05/01/2009   $      102,553
    299,113   DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009          299,113
    153,829   EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009          153,823
     64,096   EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009           64,092
    264,928   EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009          264,914
     59,823   ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009           59,819
     51,276   ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009           51,273
    102,553   FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009          102,550
    232,453   FAIRWAY FINANCE CORPORATION(p)                                  0.35     05/04/2009          232,447
    213,729   FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009          213,704
     25,638   GDF SUEZ++                                                      0.31     05/22/2009           25,634
    296,549   GDF SUEZ++                                                      0.30     05/27/2009          296,485
    282,021   GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009          281,951
    120,739   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY
              VALUE $120,740)                                                 0.17     05/01/2009          120,739
    273,188   GRYPHON FUNDING LIMITED+/-(a)(i)                                0.00     08/23/2009           91,982
     14,101   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss           3.20     11/01/2042           14,101
    128,191   HOUSTON TX UTILITY SYSTEM+/-ss                                  0.75     05/15/2034          128,191
    205,106   HSBC USA INCORPORATED                                           0.28     05/15/2009          205,084
     42,730   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss         0.55     07/01/2029           42,730
     17,092   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss              1.40     01/01/2018           17,092
    179,468   INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009          179,464
    256,382   INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009          256,445
    119,645   IRISH LIFE & PERMANENT PLC++                                    0.70     05/05/2009          119,636
    333,297   JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009          333,241
    367,481   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY US TREASURY SECURITIES (MATURITY
              VALUE $367,483)                                                 0.24     05/01/2009          367,481
     25,638   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                          1.40     04/15/2025           25,638
    213,652   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009          213,517
     41,166   KITTY HAWK FUNDING CORPORATION++(p)                             0.35     05/05/2009           41,165
    128,191   LMA AMERICAS LLC++(p)                                           0.40     05/28/2009          128,153
    284,157   MASSACHUSETTS HEFA+/-ss                                         0.45     10/01/2034          284,157
     85,461   MATCHPOINT MASTER TRUST++(p)                                    0.40     05/18/2009           85,445
    299,113   MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009          299,033
     36,748   MISSISSIPPI STATE GO+/-ss                                       4.50     11/01/2028           36,748
     34,184   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                       0.45     02/01/2036           34,184
    367,481   NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009          367,451
    145,283   NATIXIS                                                         0.27     05/05/2009          145,283
     17,092   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                        3.75     01/01/2018           17,092
    341,843   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009          341,770
    182,373   NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009          182,355
     55,550   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                        0.62     01/01/2034           55,550
     70,078   PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009           70,075
    376,027   PRUDENTIAL PLC++                                                0.65     05/15/2009          375,932
    341,843   RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009          341,810
     55,857   REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009           55,857

                    Wells Fargo Advantage Specialty Funds 15


Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND

                                                                            INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                   RATE        DATE           VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   205,106   REGENCY MARKETS #1 LLC++(p)                                     0.43%    05/14/2009   $      205,074
    119,645   REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009          119,620
      8,546   ROMULUS FUNDING CORPORATION(p)                                  0.70     05/04/2009            8,546
     85,461   ROMULUS FUNDING CORPORATION(p)                                  0.77     05/04/2009           85,455
     51,276   ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009           51,263
    145,283   SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009          145,257
    247,836   SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009          247,767
    324,751   SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009          324,663
     17,092   STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009           17,092
    209,379   STARBIRD FUNDING CORPORATION++(p)                               0.50     05/14/2009          209,341
    128,191   STATE STREET CORPORATION                                        0.25     05/04/2009          128,188
    256,382   SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009          256,366
    358,935   SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009          358,871
     40,303   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009           40,296
    223,036   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009          222,993
     42,730   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009           42,728
     85,461   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009           85,440
     56,678   TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009           56,673
    294,455   TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009          294,395
     76,915   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss               0.55     07/01/2032           76,915
    350,389   UBS AG (STAMFORD)                                               0.52     05/29/2009          350,389
    324,751   UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009          324,753
     25,638   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss               0.75     12/15/2040           25,638
     34,184   VERSAILLES CP LLC++(p)                                          0.60     05/04/2009           34,183
    111,099   VERSAILLES CP LLC++(p)                                          0.50     05/06/2009          111,091
    118,019   VICTORIA FINANCE LLC+/-++####(a)(i)                             1.03     02/15/2008           51,928
     72,711   VICTORIA FINANCE LLC+/-++####(a)(i)                             1.02     04/03/2008           31,993
    102,247   VICTORIA FINANCE LLC+/-++####(a)(i)                             0.27     07/28/2008           44,989
     59,376   VICTORIA FINANCE LLC+/-++####(a)(i)                             0.30     08/07/2008           26,125
    116,252   WHITE PINE FINANCE LLC+/-++####(a)(i)                           0.98     02/22/2008           88,204
                                                                                                        16,398,800
                                                                                                    --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $20,803,200)                                              20,500,916
                                                                                                    --------------

  SHARES
-----------
SHORT-TERM INVESTMENTS: 0.98%
    688,069   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                  688,069
                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $688,069)                                                               688,069
                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $129,971,320)*                                129.79%                                         $   91,838,039
OTHER ASSETS AND LIABILITIES, NET                   (29.79)                                            (21,077,101)
                                                    ------                                          --------------
TOTAL NET ASSETS                                    100.00%                                         $   70,760,938
                                                    ------                                          --------------

                    16 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED FINANCIAL SERVICES FUND

----------
<<   All or a portion of this security is on loan. (See Note 2)

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

##   Zero coupon bond. Interest presented is yield to maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed commercial paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $688,069.

* Cost for federal income tax purposes is $131,452,380 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  4,513,414
Gross unrealized depreciation                 (44,127,755)
                                             ------------
Net unrealized appreciation (depreciation)   $(39,614,341)

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 17


Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

  SHARES      SECURITY NAME                                                                              VALUE
-----------   -----------------------------------------------------------                           --------------
COMMON STOCKS: 96.03%
BUSINESS SERVICES: 34.67%
    152,165   ACTIVISION BLIZZARD INCORPORATED+                                                     $    1,638,817
      7,775   BAIDU.COM INCORPORATED ADR<<+                                                              1,810,798
     42,970   BMC SOFTWARE INCORPORATED+                                                                 1,489,770
    156,455   COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+                                        3,878,519
     93,460   F5 NETWORKS INCORPORATED<<+                                                                2,548,654
     18,970   GOOGLE INCORPORATED CLASS A+                                                               7,511,551
     24,275   JUNIPER NETWORKS INCORPORATED+                                                               525,554
      1,605   MASTERCARD INCORPORATED CLASS A<<                                                            294,437
     58,935   MCAFEE INCORPORATED<<+                                                                     2,212,420
    439,760   MICROSOFT CORPORATION                                                                      8,909,538
     69,660   NETEASE.COM INCORPORATED ADR<<+                                                            2,102,339
    329,030   ORACLE CORPORATION                                                                         6,363,440
     54,995   SALESFORCE.COM INCORPORATED<<+                                                             2,354,336
     35,630   SHANDA INTERACTIVE ENTERTAINMENT LIMITED ADR+                                              1,704,183
    161,245   SYMANTEC CORPORATION+                                                                      2,781,476
     21,800   VISA INCORPORATED CLASS A SHARES                                                           1,416,128
    291,800   YAHOO! INCORPORATED+                                                                       4,169,822
                                                                                                        51,711,782
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 1.87%
     32,925   MONSANTO COMPANY                                                                           2,795,003
                                                                                                    --------------
COMMUNICATIONS: 4.70%
     64,115   AMERICAN TOWER CORPORATION CLASS A+                                                        2,036,292
     48,200   BHARTI AIRTEL LIMITED                                                                        725,143
     33,395   EQUINIX INCORPORATED<<+                                                                    2,345,331
    214,200   TENCENT HOLDINGS LIMITED                                                                   1,907,059
                                                                                                         7,013,825
                                                                                                    --------------
E-COMMERCE/SERVICES: 3.05%
     56,525   AMAZON.COM INCORPORATED<<+                                                                 4,551,393
                                                                                                    --------------
ELECTRIC, GAS & SANITARY SERVICES: 2.40%
     19,125   FIRST SOLAR INCORPORATED<<+                                                                3,581,921
                                                                                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 24.09%
     45,940   AMPHENOL CORPORATION CLASS A                                                               1,554,610
     84,445   ANALOG DEVICES INCORPORATED                                                                1,796,990
     37,200   APPLIED MATERIALS INCORPORATED                                                               454,212
     49,680   ASML HOLDING NV<<                                                                          1,050,732
    449,145   CISCO SYSTEMS INCORPORATED+                                                                8,677,481
     95,870   INTEL CORPORATION                                                                          1,512,829
    154,860   MOTOROLA INCORPORATED                                                                        856,376
     43,435   NETAPP INCORPORATED<<+                                                                       794,861
      3,800   NINTENDO COMPANY LIMITED                                                                   1,013,770
    459,240   ON SEMICONDUCTOR CORPORATION+                                                              2,489,081
    175,270   QUALCOMM INCORPORATED                                                                      7,417,426
      7,386   SAMSUNG ELECTRONICS COMPANY LIMITED                                                        3,408,037
    233,535   TAIWAN SEMICONDUCTOR MANUFACTURING COMPANY LIMITED ADR<<                                   2,468,465
    135,075   TEXAS INSTRUMENTS INCORPORATED                                                             2,439,455
                                                                                                        35,934,325
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 25.25%
     72,485   APPLE INCORPORATED+                                                                        9,120,788

                    18 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

  SHARES      SECURITY NAME                                                                              VALUE
-----------   -----------------------------------------------------------                           --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT (continued)
    121,835   DATA DOMAIN INCORPORATED<<+                                                           $    2,020,024
    273,325   DELL INCORPORATED+                                                                         3,176,037
    118,280   EMC CORPORATION<<+                                                                         1,482,048
    246,240   HEWLETT-PACKARD COMPANY                                                                    8,859,715
     70,605   INTERNATIONAL BUSINESS MACHINES CORPORATION                                                7,287,142
     11,670   RESEARCH IN MOTION LIMITED+                                                                  811,065
    144,630   RIVERBED TECHNOLOGY INCORPORATED<<+                                                        2,649,622
    143,275   SANDISK CORPORATION<<+                                                                     2,252,282
                                                                                                        37,658,723
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $170,954,223)                                                                143,246,972
                                                                                                    --------------
RIGHTS: 0.00%
     30,500   SEAGATE TECHNOLOGY RIGHTS+(a)                                                                      0
TOTAL RIGHTS (COST $0)                                                                                           0
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 15.21%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.91%
  1,086,851   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           1,086,851
  1,086,851   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               1,086,851
  1,086,851   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 1,086,851
  1,086,851   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      1,086,851
                                                                                                         4,347,404
                                                                                                    --------------

                                                                            INTEREST    MATURITY
 PRINCIPAL                                                                    RATE        DATE
-----------                                                                 --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 12.30%
$   135,856   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                   0.55%    05/07/2009          135,856
    135,856   ALPINE SECURITIZATION CORPORATION++(p)                          0.37     05/05/2009          135,851
     45,285   AMSTEL FUNDING CORPORATION++(p)                                 2.10     05/18/2009           45,241
     45,285   AMSTERDAM FUNDING CORPORATION++(p)                              0.40     05/11/2009           45,280
    144,913   ANTALIS US FUNDING CORPORATION++(p)                             0.47     05/22/2009          144,874
    407,569   ASB FINANCE LIMITED (LONDON)++                                  0.24     05/07/2009          407,553
    271,713   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.35     05/14/2009          271,678
    108,685   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.32     05/21/2009          108,666
    679,282   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
             (MATURITY VALUE $679,285)                                        0.18     05/01/2009          679,282
    815,138   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE $815,144)   0.25     05/01/2009          815,138
    316,998   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009          316,978
     70,192   BNP PARIBAS                                                     0.46     05/01/2009           70,192
    316,998   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009          317,015
    159,079   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          159,051
    226,427   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009          226,375
    208,313   CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE
              PREVOYANCE                                                      0.23     05/04/2009          208,313
     36,228   CALCASIEU PARISH LA+/-ss                                        0.75     12/01/2027           36,228
     36,228   CALIFORNIA DWR+/-ss                                             0.30     05/01/2020           36,228
     49,814   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss           0.20     11/01/2026           49,814
     49,814   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
              AUTHORITY+/-ss                                                  1.00     06/01/2028           49,814
    362,284   CALYON (NEW YORK)                                               0.44     05/11/2009          362,284

                    Wells Fargo Advantage Specialty Funds 19


Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

                                                                            INTEREST    MATURITY
PRINCIPAL     SECURITY NAME                                                   RATE        DATE          VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: (continued)
$   316,998   CHARIOT FUNDING LLC++(p)                                        0.35%    05/06/2009  $      316,983
     34,091   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009          34,085
    294,256   CHEYNE FINANCE LLC+/-++####(a)(i)                               0.00     02/25/2008           4,855
    226,547   CHEYNE FINANCE LLC+/-++####(a)(i)                               0.00     05/19/2008           3,738
     75,283   CIESCO LLC++                                                    0.35     05/07/2009          75,278
    208,313   CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009         208,296
     23,979   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                       1.55     10/01/2038          23,979
     72,457   COOK COUNTY IL+/-ss                                             1.00     11/01/2030          72,457
    163,028   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                    2.65     12/15/2037         163,028
    108,685   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
              VALUE $108,686)                                                 0.30     05/01/2009         108,685
    316,998   DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009         316,998
    163,028   EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009         163,021
     67,928   EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009          67,924
    280,770   EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009         280,755
     63,400   ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009          63,396
     54,343   ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009          54,339
    108,685   FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009         108,682
    246,353   FAIRWAY FINANCE CORPORATION(p)                                  0.35     05/04/2009         246,346
    226,509   FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009         226,482
     27,171   GDF SUEZ++                                                      0.31     05/22/2009          27,166
    314,281   GDF SUEZ++                                                      0.30     05/27/2009         314,213
    298,884   GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009         298,811
    127,959   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
              (MATURITY VALUE $127,960)                                       0.17     05/01/2009         127,959
  1,067,950   GRYPHON FUNDING LIMITED+/-(a)(i)                                0.00     08/23/2009         359,579
     14,944   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss           3.20     11/01/2042          14,944
    135,856   HOUSTON TX UTILITY SYSTEM+/-ss                                  0.75     05/15/2034         135,856
    217,370   HSBC USA INCORPORATED                                           0.28     05/15/2009         217,346
     45,285   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss         0.55     07/01/2029          45,285
     18,114   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss              1.40     01/01/2018          18,114
    190,199   INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009         190,195
    271,713   INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009         271,779
    126,799   IRISH LIFE & PERMANENT PLC++                                    0.70     05/05/2009         126,789
    353,226   JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009         353,168
    389,455   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY US TREASURY SECURITIES (MATURITY
              VALUE $389,458)                                                 0.24     05/01/2009         389,455
     27,171   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                          1.40     04/15/2025          27,171
    226,427   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009         226,285
     43,628   KITTY HAWK FUNDING CORPORATION++(p)                             0.35     05/05/2009          43,626
    135,856   LMA AMERICAS LLC++(p)                                           0.40     05/28/2009         135,816
    301,148   MASSACHUSETTS HEFA+/-ss                                         0.45     10/01/2034         301,148
     90,571   MATCHPOINT MASTER TRUST++(p)                                    0.40     05/18/2009          90,554
    316,998   MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009         316,913
     38,945   MISSISSIPPI STATE GO+/-ss                                       4.50     11/01/2028          38,945
     36,228   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                       0.45     02/01/2036          36,228
    389,455   NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009         389,423

                    20 Wells Fargo Advantage Specialty Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

                                                                            INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                   RATE        DATE          VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: (continued)
$   153,970   NATIXIS                                                         0.27%    05/05/2009   $      153,970
     18,114   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                        3.75     01/01/2018           18,114
    362,284   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009          362,206
    193,278   NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009          193,259
     58,871   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                        0.62     01/01/2034           58,871
     74,268   PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009           74,265
    398,512   PRUDENTIAL PLC++                                                0.65     05/15/2009          398,411
    362,284   RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009          362,248
     59,197   REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009           59,197
    217,370   REGENCY MARKETS #1 LLC++(p)                                     0.43     05/14/2009          217,336
    126,799   REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009          126,773
      9,057   ROMULUS FUNDING CORPORATION(p)                                  0.70     05/04/2009            9,057
     90,571   ROMULUS FUNDING CORPORATION(p)                                  0.77     05/04/2009           90,565
     54,343   ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009           54,328
    153,970   SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009          153,943
    262,656   SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009          262,583
    344,169   SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009          344,076
     18,114   STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009           18,114
    221,899   STARBIRD FUNDING CORPORATION++(p)                               0.50     05/14/2009          221,859
    135,856   STATE STREET CORPORATION                                        0.25     05/04/2009          135,853
    271,713   SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009          271,695
    380,398   SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009          380,329
     42,713   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009           42,706
    236,372   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009          236,327
     45,285   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009           45,283
     90,571   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009           90,548
     60,067   TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009           60,062
    312,062   TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009          311,999
     81,514   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss               0.55     07/01/2032           81,514
    371,341   UBS AG (STAMFORD)                                               0.52     05/29/2009          371,341
    344,169   UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009          344,172
     27,171   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss               0.75     12/15/2040           27,171
     36,228   VERSAILLES CP LLC++(p)                                          0.60     05/04/2009           36,227
    117,742   VERSAILLES CP LLC++(p)                                          0.50     05/06/2009          117,734
    461,361   VICTORIA FINANCE LLC+/-++####(a)(i)                             1.03     02/15/2008          202,999
    284,242   VICTORIA FINANCE LLC+/-++####(a)(i)                             1.02     04/03/2008          125,066
    399,707   VICTORIA FINANCE LLC+/-++####(a)(i)                             0.27     07/28/2008          175,871
    232,113   VICTORIA FINANCE LLC+/-++####(a)(i)                             0.30     08/07/2008          102,130
    454,455   WHITE PINE FINANCE LLC+/-++####(a)(i)                           0.98     02/22/2008          344,793
                                                                                                        18,340,801
                                                                                                    --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $23,185,849)                                              22,688,205
                                                                                                    --------------

                    Wells Fargo Advantage Specialty Funds 21


Portfolio of Investments--April 30, 2009 (Unaudited)

SPECIALIZED TECHNOLOGY FUND

  SHARES      SECURITY NAME                                                                              VALUE
-----------   --------------------------------------------------------------                        --------------
SHORT-TERM INVESTMENTS: 1.31%
MUTUAL FUNDS: 1.31%
  1,953,690   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                          $    1,953,690
                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,953,690)                                                           1,953,690
                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $196,093,762)*                   112.55%                                                      $  167,888,867
OTHER ASSETS AND LIABILITIES, NET      (12.55)                                                         (18,718,650)
                                       ------                                                       --------------
TOTAL NET ASSETS                       100.00%                                                      $  149,170,217
                                       ------                                                       --------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

+/-  Variable rate investments.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4 (2) of the Securities Act of 1933, as amended.

##   Zero coupon bond. Interest presented is yield to maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

(p)  Asset-backed commercial paper.

ss These securities are subject to a demand feature which reduces the effective maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $1,953,690.

* Cost for federal income tax purposes is $198,298,859 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  4,365,167
Gross unrealized depreciation                 (34,775,159)
                                             ------------
Net unrealized appreciation (depreciation)   $(30,409,992)

The accompanying notes are an integral part of these financial statements.

                    22 Wells Fargo Advantage Specialty Funds


                Statements of Assets and Liabilities--April 30, 2009 (Unaudited)

                                                                              Specialized
                                                                               Financial     Specialized
                                                                               Services      Technology
                                                                                 Fund           Fund
                                                                             ------------   ------------
ASSETS
   Investments
      In securities, at value (including securities on loan) .............   $ 70,649,054   $143,246,972
      In collateral received for securities loaned (Note 2) ..............     20,500,916     22,688,205
      In affiliates ......................................................        688,069      1,953,690
                                                                             ------------   ------------
   Total investments at value (see cost below) ...........................     91,838,039    167,888,867
                                                                             ------------   ------------
   Cash ..................................................................         50,000         50,000
   Receivable for Fund shares issued .....................................          3,774         48,683
   Receivable for investments sold .......................................              0      7,270,653
   Receivables for dividends and interest ................................         72,998         93,302
                                                                             ------------   ------------
Total assets .............................................................     91,964,811    175,351,505
                                                                             ------------   ------------
LIABILITIES
   Payable for Fund shares redeemed ......................................              0         35,391
   Payable for investments purchased .....................................              0      2,555,902
   Payable upon receipt of securities loaned (Note 2) ....................     21,083,814     23,399,342
   Payable to investment advisor and affiliates (Note 3) .................         52,713        128,595
   Accrued expenses and other liabilities ................................         67,346         62,058
                                                                             ------------   ------------
Total liabilities ........................................................     21,203,873     26,181,288
                                                                             ------------   ------------
TOTAL NET ASSETS .........................................................   $ 70,760,938   $149,170,217
                                                                             ============   ============
NET ASSETS CONSIST OF
   Paid-in capital .......................................................   $155,086,289   $267,089,504
   Undistributed net investment income (loss) ............................         22,304       (451,940)
   Undistributed net realized gain (loss) on investments .................    (46,214,374)   (89,263,315)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated
      in foreign currencies ..............................................    (37,830,994)   (27,706,388)
   Net unrealized appreciation (depreciation) of collateral received for
      securities loaned ..................................................       (302,287)      (497,644)
                                                                             ------------   ------------
TOTAL NET ASSETS .........................................................   $ 70,760,938   $149,170,217
                                                                             ============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE (1)
   Net assets -- Class A .................................................   $ 69,718,050   $ 92,189,795
   Shares outstanding -- Class A .........................................     55,773,819     19,604,190
   Net asset value per share -- Class A ..................................   $       1.25   $       4.70
   Maximum offering price per share -- Class A(2) ........................   $       1.33   $       4.99
   Net assets -- Class B .................................................   $    571,187   $  2,354,780
   Shares outstanding -- Class B .........................................        457,601        534,248
   Net asset value and offering price per share -- Class B ...............   $       1.25   $       4.41
   Net assets -- Class C .................................................   $    471,701   $  3,638,663
   Shares outstanding -- Class C .........................................        379,156        827,464
   Net asset value and offering price per share -- Class C ...............   $       1.24   $       4.40
   Net assets -- Investor Class ..........................................             NA   $ 50,986,979
   Shares outstanding -- Investor Class ..................................             NA     10,897,866
   Net asset value and offering price per share -- Investor Class ........             NA   $       4.68
                                                                             ------------   ------------
Investments at cost ......................................................   $129,971,320   $196,093,762
                                                                             ------------   ------------
Securities on loan, at value (Note 2) ....................................   $ 21,326,115   $ 23,407,628
                                                                             ------------   ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 23


Statements of Operations--For the Six Months Ended April 30, 2009 (Unaudited)

                                                                              Specialized
                                                                               Financial     Specialized
                                                                               Services      Technology
                                                                                 Fund           Fund
                                                                             ------------   ------------
INVESTMENT INCOME
   Dividends(1) ..........................................................   $  1,303,033   $    677,628
   Income from affiliated securities .....................................          3,754         36,442
   Securities lending income .............................................         10,843         22,750
                                                                             ------------   ------------
Total investment income ..................................................      1,317,630        736,820
                                                                             ------------   ------------
EXPENSES
   Advisory fees .........................................................        327,189        686,194
   Administration fees
      Fund Level .........................................................         17,221         32,676
      Class A ............................................................         94,981        114,713
      Class B ............................................................            864          3,295
      Class C ............................................................            590          4,438
      Investor Class .....................................................             NA         84,926
   Custody fees ..........................................................          6,888         45,746
   Shareholder servicing fees (Note 3) ...................................         85,317        162,946
   Accounting fees .......................................................         12,543         19,839
   Distribution fees (Note 3)
      Class B ............................................................          2,313          8,826
      Class C ............................................................          1,580         11,889
   Professional fees .....................................................         16,947         16,278
   Registration fees .....................................................          5,671          8,214
   Shareholder reports ...................................................         20,384         61,799
   Trustees' fees ........................................................          5,289          5,289
   Other fees and expenses ...............................................          2,355          3,638
                                                                             ------------   ------------
Total expenses ...........................................................        600,132      1,270,706
                                                                             ------------   ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ..........................       (131,284)       (81,946)
   Net expenses ..........................................................        468,848      1,188,760
                                                                             ------------   ------------
Net investment income (loss) .............................................        848,782       (451,940)
                                                                             ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation .......    (20,500,507)   (26,467,728)
                                                                             ------------   ------------
Net realized gain and loss from investments ..............................    (20,500,507)   (26,467,728)
                                                                             ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation .......     (3,788,833)    30,841,620
   Collateral received for securities loaned .............................        (80,167)      (280,745)
                                                                             ------------   ------------
Net change in unrealized appreciation (depreciation) of investments ......     (3,869,000)    30,560,875
                                                                             ------------   ------------
Net realized and unrealized gain (loss) on investments ...................    (24,369,507)     4,093,147
                                                                             ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........   $(23,520,725)  $  3,641,207
                                                                             ============   ============
(1.) Net of foreign withholding taxes of .................................   $      2,297   $      3,544

The accompanying notes are an integral part of these financial statements.

                    24 Wells Fargo Advantage Specialty Funds


                                             Statements of Changes in Net Assets

                                                 SPECIALIZED FINANCIAL SERVICES FUND       SPECIALIZED TECHNOLOGY FUND
                                                 -----------------------------------   -----------------------------------
                                                      For the                               For the
                                                 Six Months Ended        For the       Six Months Ended        For the
                                                  April 30, 2009       Year Ended       April 30, 2009       Year Ended
                                                    (Unaudited)     October 31, 2008      (Unaudited)     October 31, 2008
                                                 ----------------   ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ......................     $101,749,158      $ 290,537,750       $156,969,977      $ 279,136,367
OPERATIONS
   Net investment income (loss) ..............          848,782          4,488,211           (451,940)        (1,622,517)
   Net realized gain (loss) on investments ...      (20,500,507)       (24,517,155)       (26,467,728)         6,122,660
   Net change in unrealized appreciation
      (depreciation) of investments ..........       (3,869,000)      (108,781,482)        30,560,875       (123,659,927)
                                                   ------------      -------------       ------------      -------------
Net increase (decrease) in net assets
   resulting from operations .................      (23,520,725)      (128,810,426)         3,641,207       (119,159,784)
                                                   ------------      -------------       ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ................................       (1,005,690)        (4,072,143)                 0                  0
      Class B ................................           (6,410)           (23,741)                 0                  0
      Class C ................................           (4,680)           (11,371)                 0                  0
   Net realized gain on sales of investments
      Class A ................................                0        (24,367,046)                 0                  0
      Class B ................................                0           (217,904)                 0                  0
      Class C ................................                0            (81,220)                 0                  0
                                                   ------------      -------------       ------------      -------------
Total distributions to shareholders ..........       (1,016,780)       (28,773,425)                 0                  0
                                                   ------------      -------------       ------------      -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A .......        1,026,939          6,316,626         11,222,222         99,560,233
   Reinvestment of distributions - Class A ...          908,550         25,790,503                  0                  0
   Cost of shares redeemed - Class A .........       (8,334,908)       (63,360,444)       (21,206,463)       (87,435,940)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Class A .................       (6,399,419)       (31,253,315)        (9,984,241)        12,124,293
                                                   ------------      -------------       ------------      -------------
   Proceeds from shares sold - Class B .......            8,344             70,148              8,601            367,906
   Reinvestment of distributions - Class B ...            6,044            223,610                  0                  0
   Cost of shares redeemed - Class B .........         (122,196)          (510,081)          (891,399)        (9,478,433)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Class B .................         (107,808)          (216,323)          (882,798)        (9,110,527)
                                                   ------------      -------------       ------------      -------------
   Proceeds from shares sold - Class C .......           90,237            282,869            241,579          1,031,719
   Reinvestment of distributions - Class C ...            3,880             74,519                  0                  0
   Cost of shares redeemed - Class C .........          (37,605)           (92,491)          (337,663)        (1,401,501)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Class C .................           56,512            264,897            (96,084)          (369,782)
                                                   ------------      -------------       ------------      -------------
   Proceeds from shares sold - Investor
      Class ..................................               NA                 NA          2,223,651          4,625,360
   Cost of shares redeemed - Investor Class ..               NA                 NA         (2,701,495)       (10,275,950)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions - Investor Class ..........               NA                 NA           (477,844)        (5,650,590)
                                                   ------------      -------------       ------------      -------------
Net increase (decrease) in net assets
   resulting from capital share
   transactions - Total ......................       (6,450,715)       (31,204,741)       (11,440,967)        (3,006,606)
                                                   ------------      -------------       ------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS ........      (30,988,220)      (188,788,592)        (7,799,760)      (122,166,390)
                                                   ============      =============       ============      =============
ENDING NET ASSETS ............................     $ 70,760,938      $ 101,749,158       $149,170,217      $ 156,969,977
                                                   ============      =============       ============      =============

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 25


Statements of Changes in Net Assets

                                                 SPECIALIZED FINANCIAL SERVICES FUND        SPECIALIZED TECHNOLOGY FUND
                                                 -----------------------------------   -----------------------------------
                                                      For the                               For the
                                                 Six Months Ended        For the       Six Months Ended        For the
                                                  April 30, 2009       Year Ended       April 30, 2009       Year Ended
                                                    (Unaudited)     October 31, 2008      (Unaudited)     October 31, 2008
                                                 ----------------   ----------------   ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .....................          909,939          2,589,854          2,770,076         15,115,039
   Shares issued in reinvestment of
      distributions - Class A ................          733,471          8,673,158                  0                  0
   Shares redeemed - Class A .................       (7,343,591)       (24,236,724)        (5,407,917)       (13,742,298)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in shares
      outstanding - Class A ..................       (5,700,181)       (12,973,712)        (2,637,841)         1,372,741
                                                   ------------      -------------       ------------      -------------
   Shares sold - Class B .....................            6,341             22,179              2,052             55,510
   Shares issued in reinvestment of
      distributions - Class B ................            4,847             74,918                  0                  0
   Shares redeemed - Class B .................         (115,116)          (194,077)          (233,819)        (1,496,504)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in shares
      outstanding - Class B ..................         (103,928)           (96,980)          (231,767)        (1,440,994)
                                                   ------------      -------------       ------------      -------------
   Shares sold - Class C .....................           72,433            122,531             62,872            161,970
   Shares issued in reinvestment of
      distributions - Class C ................            3,167             25,385                  0                  0
   Shares redeemed - Class C .................          (37,239)           (41,391)           (90,551)          (240,041)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in shares
      outstanding - Class C ..................           38,361            106,525            (27,679)           (78,071)
                                                   ------------      -------------       ------------      -------------
   Shares sold - Investor Class ..............               NA                 NA            536,588            760,359
   Shares redeemed - Investor Class ..........               NA                 NA           (661,586)        (1,608,782)
                                                   ------------      -------------       ------------      -------------
   Net increase (decrease) in shares
      outstanding - Investor Class ...........               NA                 NA           (124,998)          (848,423)
                                                   ------------      -------------       ------------      -------------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ........................       (5,765,748)       (12,964,167)        (3,022,285)          (994,747)
                                                   ============      =============       ============      =============
Ending balance of undistributed net
   investment income (loss) ..................     $     22,304      $     190,301       $   (451,940)     $           0
                                                   ------------      -------------       ------------      -------------

                    26 Wells Fargo Advantage Specialty Funds


                                                            Financial Highlights

                                                 Beginning                    Net Realized    Distributions
                                                 Net Asset        Net        and Unrealized      from Net      Distributions
                                                 Value Per     Investment      Gain (Loss)      Investment       from Net
                                                   Share     Income (Loss)   on Investments       Income      Realized Gains
                                                 ---------   -------------   --------------   -------------   --------------
SPECIALIZED FINANCIAL SERVICES FUND

Class A
November 1, 2008 to April 30, 2009
   (Unaudited) ...............................     $1.63        0.01(6)          (0.37)           (0.02)           0.00
November 1, 2007 to October 31, 2008 .........     $3.86        0.06(6)          (1.89)           (0.06)          (0.34)
November 1, 2006 to October 31, 2007 .........     $4.24        0.05             (0.06)           (0.05)          (0.32)
November 1, 2005 to October 31, 2006 .........     $3.80        0.05              0.61            (0.05)          (0.17)
October 1, 2005(4) to October 31, 2005 .......     $3.70        0.00              0.10             0.00            0.00
October 1, 2004 to September 30, 2005 ........     $3.83        0.04              0.16            (0.04)          (0.29)
October 1, 2003 to September 30, 2004 ........     $4.26        0.03              0.42            (0.03)          (0.85)

Class B
November 1, 2008 to April 30, 2009
   (Unaudited) ...............................     $1.63        0.01(6)          (0.38)           (0.01)           0.00
November 1, 2007 to October 31, 2008 .........     $3.85        0.04(6)          (1.88)           (0.04)          (0.34)
November 1, 2006 to October 31, 2007 .........     $4.23        0.02             (0.06)           (0.02)          (0.32)
November 1, 2005 to October 31, 2006 .........     $3.79        0.00              0.62            (0.01)          (0.17)
October 1, 2005(4) to October 31, 2005 .......     $3.69        0.00              0.10             0.00            0.00
October 1, 2004 to September 30, 2005 ........     $3.82        0.01              0.16            (0.01)          (0.29)
October 1, 2003 to September 30, 2004 ........     $4.25       (0.01)             0.43             0.00           (0.85)

Class C
November 1, 2008 to April 30, 2009
   (Unaudited) ...............................     $1.62        0.01(6)          (0.38)           (0.01)           0.00
November 1, 2007 to October 31, 2008 .........     $3.82        0.04(6)          (1.86)           (0.04)          (0.34)
November 1, 2006 to October 31, 2007 .........     $4.20        0.02             (0.06)           (0.02)          (0.32)
November 1, 2005 to October 31, 2006 .........     $3.77        0.01              0.61            (0.02)          (0.17)
October 1, 2005(4) to October 31, 2005 .......     $3.67        0.00              0.10             0.00            0.00
October 1, 2004 to September 30, 2005 ........     $3.80        0.01              0.16            (0.01)          (0.29)
October 1, 2003 to September 30, 2004 ........     $4.23       (0.00)             0.42             0.00           (0.85)

SPECIALIZED TECHNOLOGY FUND

Class A
November 1, 2008 to April 30, 2009
   (Unaudited) ...............................     $4.52       (0.01)(6)          0.19             0.00            0.00
November 1, 2007 to October 31, 2008 .........     $7.83       (0.04)(6)         (3.27)            0.00            0.00
November 1, 2006 to October 31, 2007 .........     $5.45       (0.07)(6)          2.45             0.00            0.00
November 1, 2005 to October 31, 2006 .........     $5.20       (0.07)             0.32             0.00            0.00
October 1, 2005(4) to October 31, 2005 .......     $5.21       (0.01)             0.00             0.00            0.00
October 1, 2004 to September 30, 2005 ........     $4.13       (0.07)             1.15             0.00            0.00
October 1, 2003 to September 30, 2004 ........     $3.93       (0.07)             0.27             0.00            0.00

Class B
November 1, 2008 to April 30, 2009
   (Unaudited) ...............................     $4.25       (0.03)(6)          0.19             0.00            0.00
November 1, 2007 to October 31, 2008 .........     $7.42       (0.08)(6)         (3.09)            0.00            0.00
November 1, 2006 to October 31, 2007 .........     $5.20       (0.10)(6)          2.32             0.00            0.00
November 1, 2005 to October 31, 2006 .........     $5.00       (0.14)             0.34             0.00            0.00
October 1, 2005(4) to October 31, 2005 .......     $5.02       (0.01)            (0.01)            0.00            0.00
October 1, 2004 to September 30, 2005 ........     $4.01       (0.12)             1.13             0.00            0.00
October 1, 2003 to September 30, 2004 ........     $3.85       (0.10)             0.26             0.00            0.00

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3.) Commencement of operations.

(4.) The Fund changed its fiscal year end from September 30 to October 31.

(5.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio Turnover rates presented for periods of less than one year are not annualized.

(6.) Calculated based upon average shares outstanding.

(7.) On June 20, 2008, Class Z was renamed Investor Class.

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 27


Financial Highlights

  Ending      Ratio to Average Net Assets (Annualized)(1)
Net Asset   -----------------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(5)    (000's omitted)
---------   --------------   --------   --------   --------   ---------   ---------   ---------------




  $1.25          2.48%         1.73%     (0.38)%     1.35%     (22.24)%        4%         $ 69,718
  $1.63          2.43%         1.66%     (0.31)%     1.35%     (51.95)%        3%         $100,282
  $3.86          1.31%         1.59%     (0.24)%     1.35%      (0.49)%       12%         $287,109
  $4.24          1.17%         1.58%     (0.23)%     1.35%      17.83%        21%         $354,300
  $3.80         (0.07)%        1.58%     (0.23)%     1.35%       2.70%         1%         $369,400
  $3.70          1.15%         1.58%     (0.23)%     1.35%       5.34%        49%         $369,432
  $3.83          0.71%         1.60%     (0.25)%     1.35%      11.11%       221%         $481,182



  $1.25          1.76%         2.49%     (0.39)%     2.10%     (22.57)%        4%         $    571
  $1.63          1.68%         2.41%     (0.31)%     2.10%     (52.20)%        3%         $    916
  $3.85          0.56%         2.34%     (0.24)%     2.10%      (1.27)%       12%         $  2,533
  $4.23          0.45%         2.33%     (0.23)%     2.10%      16.96%        21%         $  3,816
  $3.79         (0.81)%        2.33%     (0.23)%     2.10%       2.71%         1%         $  5,113
  $3.69          0.40%         2.33%     (0.23)%     2.10%       4.32%        49%         $  5,220
  $3.82         (0.02)%        2.35%     (0.25)%     2.10%      10.41%       221%         $ 10,612



  $1.24          1.67%         2.49%     (0.39)%     2.10%     (22.67)%        4%         $    472
  $1.62          1.75%         2.39%     (0.29)%     2.10%     (52.04)%        3%         $    552
  $3.82          0.56%         2.34%     (0.24)%     2.10%      (1.25)%       12%         $    895
  $4.20          0.42%         2.33%     (0.23)%     2.10%      16.79%        21%         $  1,053
  $3.77         (0.82)%        2.33%     (0.23)%     2.10%       2.72%         1%         $  1,202
  $3.67          0.40%         2.33%     (0.23)%     2.10%       4.46%        49%         $  1,189
  $3.80         (0.04)%        2.35%     (0.25)%     2.10%      10.45%       221%         $  1,857





  $4.70        (0.62)%         1.88%     (0.13)%     1.75%       3.98%        63%         $ 92,190
  $4.52        (0.62)%         1.81%     (0.06)%     1.75%     (42.27)%      191%         $100,523
  $7.83        (1.05)%         1.79%     (0.04)%     1.75%      43.67%       178%         $163,333
  $5.45        (1.13)%         1.83%     (0.08)%     1.75%       4.81%       279%         $110,207
  $5.20        (1.30)%         1.78%     (0.03)%     1.75%      (0.19)%       29%         $114,262
  $5.21        (1.33)%         1.80%     (0.05)%     1.75%      26.15%       270%         $114,233
  $4.13        (1.44)%         1.80%     (0.05)%     1.75%       5.09%       262%         $104,033



  $4.41        (1.35)%         2.62%     (0.12)%     2.50%       3.76%        63%         $  2,355
  $4.25        (1.33)%         2.55%     (0.05)%     2.50%     (42.72)%      191%         $  3,254
  $7.42        (1.79)%         2.54%     (0.04)%     2.50%      42.69%       178%         $ 16,366
  $5.20        (1.89)%         2.58%     (0.08)%     2.50%       4.00%       279%         $ 23,903
  $5.00        (2.05)%         2.53%     (0.03)%     2.50%      (0.40)%       29%         $ 28,680
  $5.02        (2.09)%         2.55%     (0.05)%     2.50%      25.19%       270%         $ 29,180
  $4.01        (2.19)%         2.55%     (0.05)%     2.50%       4.16%       262%         $ 28,648

                    28 Wells Fargo Advantage Specialty Funds


                                                            Financial Highlights

                                                   Beginning                    Net Realized    Distributions
                                                   Net Asset        Net        and Unrealized      from Net      Distributions
                                                   Value Per     Investment      Gain (Loss)      Investment       from Net
                                                     Share     Income (Loss)   on Investments       Income      Realized Gains
                                                   ---------   -------------   --------------   -------------   --------------
SPECIALIZED TECHNOLOGY FUND (continued)
Class C
November 1, 2008 to April 30, 2009 (Unaudited)..     $4.24       (0.03)(6)          0.19             0.00            0.00
November 1, 2007 to October 31, 2008............     $7.40       (0.08)(6)         (3.08)            0.00            0.00
November 1, 2006 to October 31, 2007............     $5.19       (0.11)(6)          2.32             0.00            0.00
November 1, 2005 to October 31, 2006............     $4.99       (0.12)             0.32             0.00            0.00
October 1, 2005(4) to October 31, 2005..........     $5.01       (0.01)            (0.01)            0.00            0.00
October 1, 2004 to September 30, 2005...........     $4.00       (0.13)             1.14             0.00            0.00
October 1, 2003 to September 30, 2004...........     $3.84       (0.10)             0.26             0.00            0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited)..     $4.50       (0.01)(6)          0.19             0.00            0.00
November 1, 2007 to October 31, 2008............     $7.79       (0.05)(6)         (3.24)            0.00            0.00
November 1, 2006 to October 31, 2007(7).........     $5.44       (0.07)(6)          2.42             0.00            0.00
November 1, 2005 to October 31, 2006(7).........     $5.20       (0.08)             0.32             0.00            0.00
October 1, 2005(4) to October 31, 2005(7).......     $5.21       (0.01)             0.00             0.00            0.00
April 11, 20053 to September 30, 2005(7)........     $4.57       (0.03)             0.67             0.00            0.00

The accompanying notes are an integral part of these financial statements.

                    Wells Fargo Advantage Specialty Funds 29


Financial Highlights

  Ending      Ratio to Average Net Assets (Annualized)(1)
Net Asset   -----------------------------------------------               Portfolio    Net Assets at
Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
  Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(5)    (000's omitted)
---------   --------------   --------   --------   --------   ---------   ---------   ---------------


  $4.40         (1.39)%        2.62%     (0.12)%     2.50%       3.77%        63%         $ 3,639
  $4.24         (1.38)%        2.54%     (0.04)%     2.50%     (42.70)%      191%         $ 3,626
  $7.40         (1.81)%        2.54%     (0.04)%     2.50%      42.58%       178%         $ 6,907
  $5.19         (1.88)%        2.58%     (0.08)%     2.50%       4.01%       279%         $ 5,173
  $4.99         (2.05)%        2.53%     (0.03)%     2.50%      (0.40)%       29%         $ 5,711
  $5.01         (2.09)%        2.55%     (0.05)%     2.50%      25.25%       270%         $ 5,707
  $4.00         (2.19)%        2.54%     (0.04)%     2.50%       4.17%       262%         $ 5,789


  $4.68         (0.75)%        2.00%     (0.14)%     1.86%       4.00%        63%         $50,987
  $4.50         (0.77)%        1.96%     (0.06)%     1.90%     (42.23)%      191%         $49,567
  $7.79         (1.20)%        1.96%     (0.06)%     1.90%      43.20%       178%         $92,530
  $5.44         (1.30)%        2.00%     (0.10)%     1.90%       4.62%       279%         $79,827
  $5.20         (1.45)%        1.95%     (0.05)%     1.90%      (0.19)%       29%         $91,285
  $5.21         (1.37)%        1.95%     (0.05)%     1.90%      14.00%       270%         $92,233

                    30 Wells Fargo Advantage Specialty Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at April 30, 2009, was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Specialized Financial Services Fund and Specialized Technology Fund.

The Specialized Financial Services Fund is a diversified series of the Trust. The Specialized Technology Fund is a non-diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Prospectus for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to

                    Wells Fargo Advantage Specialty Funds 31


Notes to Financial Statements

materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates market value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

FAIR VALUATION MEASUREMENTS

The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' investments in securities:

                                                                                 Total Fair
                                                                                  Value as
SPECIALTY FUND                           Level 1       Level 2       Level 3     of 04/30/09
--------------                        ------------   -----------   ----------   ------------
SPECIALIZED FINANCIAL SERVICES FUND   $ 75,439,239   $16,061,381   $  337,419   $ 91,838,039
SPECIALIZED TECHNOLOGY FUND            149,548,066    17,021,770    1,319,031    167,888,867

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                          Specialized       Specialized
                                       Financial Services    Technology
                                              Fund              Fund
                                       ------------------   -----------
Balance as of 10/31/2008                    $ 405,213        $  524,571
   Accrued discounts (premiums)                     0                 0
   Realized gain (loss)                             0                 0
   Change in unrealized appreciation
      (depreciation)                          (80,166)         (280,745)
   Net purchases (sales)                       12,372         1,075,205
   Net transfer in (out) of Level 3                 0                 0
Balance as of 04/30/2009                    $ 337,419        $1,319,031

                    32 Wells Fargo Advantage Specialty Funds


                                                   Notes to Financial Statements

The following is a summary of the unrealized appreciation (depreciation) associated with Level 3 securities held as of April 30, 2009:

                                                            Specialized
                                                             Financial    Specialized
                                                              Services     Technology
                                                                Fund          Fund
                                                            -----------   -----------
Change in unrealized appreciation (depreciation)
   relating to securities held at the end of reporting
   period                                                     $(80,166)    $(280,745)

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income of the Specialized Financial Services Fund, if any, is declared and distributed quarterly. Net investment income of the Specialized Technology Fund, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at April 30, 2009.

                    Wells Fargo Advantage Specialty Funds 33


Notes to Financial Statements

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: October 31, 2005; October 31, 2006; October 31, 2007; October 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the Funds' prior fiscal year, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                                      Expiration    Capital Loss
FUND                                     Year      Carryforwards
----                                  ----------   -------------
SPECIALIZED FINANCIAL SERVICES FUND      2016       $24,232,178
SPECIALIZED TECHNOLOGY FUND              2009        49,977,485
                                         2010        10,167,420
                                         2011           445,585

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses. At April 30, 2009, the Funds did not hold any forward foreign currency contracts.

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At April 30, 2009, the Funds did not hold any open futures contracts.

INVESTMENTS SOLD SHORT

The Funds may engage in short-selling to the extent permitted by the Fund's investment policies in attempting to increase investment return. In a short sale transaction, the Fund borrows a security which it then delivers to settle a sale. The Fund is obligated to replace the security borrowed by purchasing the security at current market value at a future date. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, a segregated account with a broker and /or custodian, of cash and /or other liquid securities sufficient to cover its short position. Dividends declared on securities sold short are recorded as an expense on the exdividend date and paid to the counterparty on the dividend pay date. Securities sold short at April 30, 2009, if any, and their related market values and proceeds are set forth in the Schedule of Investments Sold Short. For the six-month period ended April 30, 2009, there were no securities sold short.

                    34 Wells Fargo Advantage Specialty Funds


                                                   Notes to Financial Statements

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the six-month period ended April 30, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the statements of operations. The value of the securities on loan, the related collateral and the liability to return the collateral at April 30, 2009, are shown on the Statements of Assets and Liabilities.

WRITTEN OPTIONS

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized

                    Wells Fargo Advantage Specialty Funds 35


Notes to Financial Statements

gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from movements in interest or exchange rates or securities values. The Funds did not hold any written options during the six-month period ended April 30, 2009.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles, or "SIVs". SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset-backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of April 30, 2009, the Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                       Defaulted SIVs
FUND                                  ($Market Value)   % of Net Assets
----                                  ---------------   ---------------
SPECIALIZED FINANCIAL SERVICES FUND       $245,437           0.35%
SPECIALIZED TECHNOLOGY FUND                959,452           0.64%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

                                                              Advisory                                            Subadvisory
                                                             Fees (% of                                            Fees (% of
                                         Average Daily     Average Daily                       Average Daily     Average Daily
FUND                                      Net Assets        Net Assets)      Subadviser         Net Assets        Net Assets)
----                                  ------------------   -------------   --------------   ------------------   -------------
SPECIALIZED FINANCIAL SERVICES FUND   First $500 million       0.950        Wells Capital   First $100 million        0.450
                                       Next $500 million       0.900         Management      Next $100 million        0.400
                                         Next $2 billion       0.850        Incorporated     Over $200 million        0.300
                                         Next $2 billion       0.825
                                         Over $5 billion       0.800
SPECIALIZED TECHNOLOGY FUND           First $500 million       1.050         RCM Capital     First $50 million        1.000
                                       Next $500 million       1.000       Management LLC     Next $50 million        0.700
                                         Next $2 billion       0.950                         Over $100 million        0.550
                                         Next $2 billion       0.925
                                         Over $5 billion       0.900

                    36 Wells Fargo Advantage Specialty Funds


                                                   Notes to Financial Statements

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                     Administration Fees
                    Average Daily       (% of Average
                     Net Assets       Daily Net Assets)
                  ----------------   -------------------
Fund Level        First $5 billion           0.05
                   Next $5 billion           0.04
                  Over $10 billion           0.03
Class A           All asset levels           0.28
Class B           All asset levels           0.28
Class C           All asset levels           0.28
Investor Class*   All asset levels           0.38

* Effective February 1, 2009, the class level administration fee for Investor Class was reduced by .02%. Prior to February 1, 2009, the class level administration fee for Investor Class was 0.40%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                        % of Average
FUND                                  Daily Net Assets
----                                  ----------------
SPECIALIZED FINANCIAL SERVICES FUND         0.02
SPECIALIZED TECHNOLOGY FUND                 0.07

SHAREHOLDER SERVICING FEES

For the six-month period ended April 30, 2009, shareholder servicing fees were paid as follows: A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

                                              % of Average
SHARE CLASS                                 Daily Net Assets
-----------                                 ----------------
Class A, Class B, Class C, Investor Class         0.25

For the six-month period ended April 30, 2009, shareholder servicing fees paid were as follows:

FUND                                   Class A   Class B   Class C   Investor Class
----                                  --------   -------   -------   --------------
SPECIALIZED FINANCIAL SERVICES FUND   $ 84,019    $  771    $  527       $    NA
SPECIALIZED TECHNOLOGY FUND            102,201     2,942     3,750        54,053

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC at an annual rate of 0.75% of average daily net assets.

For the six-month period ended April 30, 2009, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

PNC Global Investment Servicing, Inc. ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

                    Wells Fargo Advantage Specialty Funds 37


Notes to Financial Statements

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its independent Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

All amounts shown as waived fees or reimbursed expenses on the Statements of Operations, for the six-month period ended April 30, 2009, were waived by Funds Management proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the six-month period ended April 30, 2009, were as follows:

                                              Net Operating Expense Ratios
                                      --------------------------------------------
FUND                                  Class A   Class B   Class C   Investor Class
----                                  -------   -------   -------   --------------
SPECIALIZED FINANCIAL SERVICES FUND    1.35%     2.10%     2.10%         NA
SPECIALIZED TECHNOLOGY FUND            1.75%     2.50%     2.50%       1.85%(1)

(1.) Effective March 1, 2009, the net operating expense ratio for the Specialized Technology Fund Investor Class decreased from 1.87% to 1.85%. The weighted blended net operating expense ratio for the Specialized Fund Investor Class was 1.86%.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six-month period ended April 30, 2009, were as follows:

FUND                                  Purchases at Cost   Sales Proceeds
----                                  -----------------   --------------
SPECIALIZED FINANCIAL SERVICES FUND      $ 2,732,551        $ 8,762,623
SPECIALIZED TECHNOLOGY FUND               80,104,501         83,947,019

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest under the Credit Agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the six-month period ended April 30, 2009, the Funds had no borrowings under the Credit Agreement.

6. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling at least $35 million by May 2009. Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on

                    38 Wells Fargo Advantage Specialty Funds


                                                   Notes to Financial Statements

derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008 and interim periods within those years. As of April 30, 2009, Management is continuing to evaluate the impact, if any, that adoption of SFAS 161 may have on the financial statements.

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly"("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

                    Wells Fargo Advantage Specialty Funds 39


Other Information

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite
900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), Members of the Advisory Board of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees, Advisory Board Members and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee, Advisory Board Member and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee, Advisory Board Member and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                           Position Held and                                                                       Other
Name and Age             Length of Service(2)          Principal Occupations During Past Five Years            Directorships
------------             --------------------  -----------------------------------------------------------  ------------------
Peter G. Gordon          Trustee, since 1998;  Co-Founder, Chairman, President and CEO of Crystal Geyser    None
66                       Chairman, since 2005  Water Company.
                         (Lead Trustee since
                         2001)

Isaiah Harris, Jr.(3)    Trustee, since 2009   Retired. Prior thereto, President and CEO of BellSouth       CIGNA Corporation;
56                                             Advertising and Publishing Corp. from 2005 to 2007,          Deluxe Corporation
                                               President and CEO of BellSouth Enterprises from 2004 to
                                               2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University
                                               Foundation Board of Governors and a member of the Advisory
                                               Board of Iowa State University School of Business.

Judith M. Johnson        Trustee, since 2008   Retired. Prior thereto, Chief Executive Officer and Chief    None
60                                             Investment Officer of Minneapolis Employees Retirement Fund
                                               from 1996 to 2008. Ms. Johnson is a certified public
                                               accountant and a certified managerial accountant.

David F. Larcker(3)      Trustee, since 2009   James Irvin Miller Professor of Accounting at the Graduate   None
58                                             School of Business, Stanford University. Director of
                                               Corporate Governance Research Program and Co-Director of
                                               The Rock Center for Corporate Governance since 2006. From
                                               2005 to 2008, Professor of Accounting at the Graduate
                                               School of Business, Stanford University. Prior thereto,
                                               Ernst & Young Professor of Accounting at The Wharton
                                               School, University of Pennsylvania from 1985 to 2005.

                    40 Wells Fargo Advantage Specialty Funds


                                                               Other Information

                           Position Held and                                                                       Other
Name and Age             Length of Service(2)          Principal Occupations During Past Five Years            Directorships
------------             --------------------  -----------------------------------------------------------  ------------------
Olivia S. Mitchell       Trustee, since 2006   Professor of Insurance and Risk Management, Wharton School,  None
56                                             University of Pennsylvania. Director of the Boettner Center
                                               on Pensions and Retirement Research. Research associate and board member, Penn Aging Research Center. Research
                                               associate, National Bureau of Economic Research.

Timothy J. Penny         Trustee, since 1996   President and CEO of Southern Minnesota Initiative           None
57                                             Foundation, a non-profit organization since 2007 and Senior
                                               Fellow at the Humphrey Institute Policy Forum at the
                                               University of Minnesota since 1995. Member of the Board of
                                               Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Donald C. Willeke        Trustee, since 1996   Principal of the law firm of Willeke & Daniels. General      None
68                                             Counsel of the Minneapolis Employees Retirement Fund from
                                               1984 to present.

OFFICERS

                           Position Held and                                                                       Other
Name and Age             Length of Service(2)          Principal Occupations During Past Five Years            Directorships
------------             --------------------  -----------------------------------------------------------  ------------------

Karla M. Rabusch         President, since      Executive Vice President of Wells Fargo Bank, N.A. and       None
50                       2003                  President of Wells Fargo Funds Management, LLC since 2003.
                                               Senior Vice President and Chief Administrative Officer of
                                               Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman         Secretary, since      Senior Vice President and Secretary of Wells Fargo Funds     None
48                       2000;                 Management, LLC since 2001. Managing Counsel of Wells
                         Chief Legal Officer,  Fargo Bank, N.A. since 2000.
                         since 2003

David Berardi(5)         Treasurer and         Vice President of Evergreen Investment Management Company,   None
33                       Assistant Treasurer,  LLC since 2008. Assistant Vice President of Evergreen
                         since 2009            Investment Services, Inc. from 2004 to 2008. Manager of
                                               Fund Reporting and Control for Evergreen Investment
                                               Management Company, LLC since 2004.

Jeremy DePalma(5)        Treasurer and         Senior Vice President of Evergreen Investment Management     None
35                       Assistant Treasurer,   Company, LLC since 2008. Vice President, Evergreen
                         since 2009            Investment Services, Inc. from 2004 to 2007. Assistant Vice
                                               President, Evergreen Investment Services, Inc. from 2000 to
                                               2004 and the head of the Fund Reporting and Control Team
                                               within Fund Administration since 2005.

Stephen W. Leonhardt(4)  Treasurer, since      Vice President and Manager of Fund Accounting, Reporting     None
49                       2007                  and Tax for Wells Fargo Funds Management, LLC since 2007.
                                               Director of Fund Administration and SEC Reporting for
                                               TIAA-CREF from 2005 to 2007. Chief Operating Officer for
                                               UMB Fund Services, Inc. from 2004 to 2005. Controller for
                                               Sungard Transaction Networks from 2002 to 2004.

Debra Ann Early          Chief Compliance      Chief Compliance Officer of Wells Fargo Funds Management,    None
44                       Officer, since 2007   LLC since 2007. Chief Compliance Officer of Parnassus
                                               Investments from 2005 to 2007. Chief Financial Officer of
                                               Parnassus Investments from 2004 to 2007. Senior Audit
                                               Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective April 17, 2009, elected as Non-Interested Trustee and ceased to be a member of the Advisory Board.

(4.) Resigned effective June 1, 2009.

(5.) Effective June 1, 2009.

                    Wells Fargo Advantage Specialty Funds 41


Other Information

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

SPECIALIZED FINANCIAL SERVICES FUND AND SPECIALIZED TECHNOLOGY FUND

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the six months covered by this report, the Board reviewed and re-approved:

     (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Specialized Financial Services Fund and Specialized Technology Fund (the "Funds");

     (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Specialized Financial Services Fund; and

     (iii) an investment sub-advisory agreement with RCM Capital Management ("RCM") for the Specialized Technology Fund.

The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management and RCM (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to it in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Boards received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to the Funds' benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

                    42 Wells Fargo Advantage Specialty Funds


                                                               Other Information

The Board noted that the performance of the Specialized Technology Fund was better than the median performance of its Universe for all time periods. The Board noted that the performance of the Specialized Financial Services Fund was lower than the median performance of its Universe for all time periods and warranted further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Specialized Financial Services Fund. The Board specifically noted, however, that the Specialized Financial Services Fund had outperformed its benchmark over a one-year and three-year period. The Board requested continued reports on the performance of the Specialized Financial Services Fund.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratios for each Fund were in range of each Fund's Expense Group's median net operating expense ratios.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were not appreciably higher than the median rates of each Fund's respective Expense Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were fair and equitable, based on its consideration of the factors described above.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meetings. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Board did not consider separate profitability information with respect to the Sub-Advisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreements. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management. The Board also noted that the sub-advisory fees paid to RCM, which is not affiliated with Funds Management, had been negotiated by Funds Management on an arm's length basis.

                    Wells Fargo Advantage Specialty Funds 43


Other Information

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers and their affiliates).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

                    44 Wells Fargo Advantage Specialty Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial
           Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

                                          THIS PAGE IS INTENTIONALLY LEFT BLANK.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

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(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2009 Wells Fargo     www.wellsfargo.com/advantagefunds          116060 06-09
Funds Management, LLC.                                       SASFLD/SAR113 04-09
All rights reserved.

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Semi-Annual Report

April 30, 2009

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

-    WELLS FARGO ADVANTAGE COMMON STOCK FUND

-    WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

-    WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

-    WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

-    WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

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Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
C&B Mid Cap Value Fund ....................................................    6
Common Stock Fund .........................................................    8
Mid Cap Growth Fund .......................................................   10
Small Cap Growth Fund .....................................................   12
Small Cap Opportunities Fund ..............................................   14
Small Cap Value Fund ......................................................   16
FUND EXPENSES .............................................................   18
PORTFOLIO OF INVESTMENTS
C&B Mid Cap Value Fund ....................................................   21
Common Stock Fund .........................................................   26
Mid Cap Growth Fund .......................................................   33
Small Cap Growth Fund .....................................................   39
Small Cap Opportunities Fund ..............................................   46
Small Cap Value Fund ......................................................   54
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   62
Statements of Operations ..................................................   64
Statements of Changes in Net Assets .......................................   66
Financial Highlights ......................................................   74
NOTES TO FINANCIAL STATEMENTS .............................................   82
OTHER INFORMATION .........................................................   93
LIST OF ABBREVIATIONS .....................................................   98

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE-WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS, the WELLS FARGO ADVISOR(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

NOT PART OF THE SEMI-ANNUAL REPORT.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF APRIL 30, 2009.

EQUITY FUNDS
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS
100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)
VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the WELLS FARGO ADVANTAGE DOW JONES
     TARGET DATE FUNDS(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

             2 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

Karla M. Rabusch,
President
WELLS FARGO ADVANTAGE FUNDS

THE SIX-MONTH PERIOD BEGAN IN THE WAKE OF THE WORST MONTHLY DECLINE FOR THE EQUITY MARKETS SINCE 1987 AND ENDED WITH THE STRONGEST RALLY SINCE 1938.

THROUGHOUT THE SIX-MONTH PERIOD, THE FED CONTINUED ITS SERIES OF ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

Dear Valued Shareholder,

We're pleased to offer you this semi-annual report for the Wells Fargo Advantage Small and Mid Cap Stock Funds that covers the six-month period that ended April 30, 2009. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. The federal government continued its unprecedented policy response to the financial crisis as overall economic activity remained weak and the U.S. unemployment rate steadily increased. Although periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

MARKET VOLATILITY REMAINED HIGH BUT SIGNS OF STABILIZATION EMERGED.

The six-month period began in the wake of the worst monthly decline for the equity markets since 1987 and ended with the strongest rally since 1938. Volatility across the financial markets remained high on a historical basis throughout the period but ended significantly lower than the highs reached in October and November 2008. The economic environment remained weak, but signs of stabilization began to emerge as the six-month period came to a close.

The National Bureau of Economic Research declared in December 2008 that a U.S. recession had begun in December 2007. In the first quarter of 2009, gross domestic product contracted at a rate of 6.1%, following a decline of 6.3% in the fourth quarter of 2008. Economic activity remained weak as the second quarter began but appeared to show signs of stabilization as the quarter progressed. By the end of April 2009, the recession had lasted 16 months--matching the length of the two longest economic contractions in the United States in the post-World War II period.

Amid the weak economic environment, the unemployment rate surged to 8.9%--its highest rate in more than 25 years. However, the rate of job losses slowed slightly in April 2009, largely on increases in government hiring, and the labor participation rate edged upward. Still, nearly 6 million jobs have been lost since the start of the recession.

On the positive side, inflation remained low and several economic indicators showed signs of improvement by the end of the period. Consumer confidence rebounded significantly as several economic indicators came in better than expected and the equity markets began a powerful rally. Consumer spending recovered somewhat in the first quarter of 2009, after falling sharply at the end of 2008. Manufacturing activity increased for four consecutive months through April 2009, with new orders the strongest since 1983. The housing market remained distressed, but home sales increased during the first quarter as housing activity appeared to be responding to lower mortgage rates and lower home prices.

GOVERNMENT TOOK NUMEROUS ACTIONS TO STIMULATE THE ECONOMY.

Throughout the six-month period, the Fed continued its series of actions to stabilize the financial system. That included additional cuts in the federal funds rate to a range of 0% to 0.25% in December 2008, the lowest federal funds rate in history; large injections of capital into the financial system; and the initiation of several nontraditional, nonmonetary programs.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 3


Letter to Shareholders

In October, Congress passed the Emergency Economic Stabilization Act of 2008, which authorized the Treasury Department to establish the $700 billion Troubled Asset Relief Program (TARP) to purchase distressed mortgage securities and other assets from financial institutions. This later became a program for providing capital directly to banks and the automotive industry.

In late November 2008, two additional programs were implemented. The first was an initiative to buy $100 billion in debt and $500 billion in mortgage-backed securities (MBS) of Fannie Mae, Freddie Mac, and other agencies. The second was the $200 billion Term Asset-Backed Securities Loan Facility (TALF) to support the consumer credit and small business segments of the economy.

In February, President Barack Obama signed into law the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus bill. Treasury Secretary Timothy Geithner introduced a new Financial Stability Plan that offered a broad outline of additional measures intended to stabilize the financial system. These included "stress tests" to gauge the strength of bank balance sheets under a new Capital Assistance Program, the creation of a Public-Private Investment Program (PPIP), a joint effort with the Fed to commit up to $1 trillion under the Fed's TALF program, and a program to help support the housing market.

In March 2009, the Fed announced plans to buy up to $300 billion in longer-term U.S. Treasury securities, an additional $750 billion in agency MBS, and an additional $100 billion in agency debt. The Fed also extended its first financing under the TALF program and expanded the types of eligible collateral for loans under the program. The Treasury and the Fed began the bank "stress tests" and announced that the PPIP program would use up to $100 billion of TARP capital in a revived plan to remove distressed assets from the balance sheets of financial institutions.

By the end of April, information leaks about the bank "stress tests" seemed to indicate that the amount of additional capital that many of these large financial institutions would be required to raise might be lower than had been feared. That news followed better-than-expected first-quarter earnings reports from many of these same financial companies, helping spark a powerful rally in the equity markets.

As a result of these various programs, the Fed's asset holdings on its balance sheet doubled to more than $2 trillion. The government's multiple initiatives in response to the financial system turmoil helped stabilize the credit markets during the period, pushing down interest rates and setting off a wave of mortgage refinancing.

EQUITY MARKETS EXPERIENCED EXTREME VOLATILITY BUT REBOUNDED IN MARCH.

The equity markets remained turbulent throughout the period, but ended with the strongest rally since the 1930s. The broad market, as measured by the S&P 500 Index, began the period following a nearly 17% decline in October 2008--its worst month since October 1987. The market's return was slightly positive in December, but 2009 brought an extended decline that pushed the S&P 500 Index to an intraday low of 666 on March 6. From that point, signs of economic stabilization, reports of improved fundamentals among several large banks, and additional policy clarity sparked the biggest market rally since 1938, with the index surging 23% in 13 trading days.

             4 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

     OVER THE SIX-MONTH PERIOD, MID CAP STOCKS OUTPACED BOTH LARGE CAP AND SMALL CAP STOCKS.

For all of April 2009, the S&P 500 Index gained 9.5%, its best monthly return since March 2000. For the month, the Dow Jones Industrial Average rose 7.5%, and the Nasdaq Composite Index jumped 12.4%. For the six-month period, however, the S&P 500 Index fell 8.5% and the Dow Jones Industrial Average declined 10.8%. The Nasdaq Composite Index managed a slightly positive gain of 0.4% for the six months due to strong performance from the technology sector.

Over the six-month period, mid cap stocks outpaced both large cap and small cap stocks. The Russell Mid Cap Index(1) lost 1.6% for the period, while the Russell 1000 Index(2) declined 7.4% and the Russell 2000 Index(3) fell 8.4%. In April, however, mid cap and small cap stocks did best as investors' appetite for risk returned. The Russell Mid Cap Index and the Russell 2000 Index each gained 15.4% in April, while the Russell 1000 Index rose 10.1% for the month.

For the full six-month period, the growth investment style outperformed the value investment style across all market capitalizations. The large weightings of the stressed financials sector within the value indices and the fundamentally healthier information technology sector within the growth indices contributed significantly to this difference in performance.

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

----------
(1.) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

(2.) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3.) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 5


Letter to Shareholders

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

             6 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND (the Fund) seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Cooke & Bieler, L.P.

PORTFOLIO MANAGERS

Kermit S. Eck, CFA
Daren C. Heitman, CFA
Michael M. Meyer, CFA
James R. Norris
Edward W. O'Connor, CFA
R. James O'Neil, CFA
Mehul Trivedi, CFA

FUND INCEPTION

February 18, 1998

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

Quest Diagnostics Incorporated                    3.57%
International Flavors & Fragrances Incorporated   3.52%
Briggs & Stratton Corporation                     3.42%
Family Dollar Stores Incorporated                 3.38%
Willis Group Holdings Incorporated                3.23%
Arthur J. Gallagher & Company                     3.05%
Molex Incorporated                                3.03%
Valspar Corporation                               2.79%
Hain Celestial Group Incorporated                 2.66%
Corinthian Colleges Incorporated                  2.63%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Consumer Discretionary   (18%)
Consumer Staples          (8%)
Financials               (20%)
Health Care              (11%)
Industrials              (17%)
Information Technology   (13%)
Materials                (13%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 7


Performance Highlights

                        WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                      Including Sales Charge               Excluding Sales Charge          Expense Ratio
                               -----------------------------------  -----------------------------------  ----------------
C&B MID CAP VALUE FUND         6 Months*   1 Year  5 Year  10 Year  6 Months*   1 Year  5 Year  10 Year  Gross(4)  Net(5)
----------------------         ---------  -------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (CBMAX)                 (10.96)   (31.93)  (3.58)    6.46     (5.52)   (27.78)  (2.43)    7.09     1.44%    1.20%
Class B (CBMBX)**               (10.77)   (33.32)  (3.60)    6.55     (5.77)   (28.32)  (3.14)    6.55     2.19%    1.95%
Class C (CBMCX)                  (6.89)   (29.40)  (3.15)    6.30     (5.89)   (28.40)  (3.15)    6.30     2.19%    1.95%
Administrator Class (CBMIX)                                           (5.44)   (27.72)  (2.24)    7.20     1.26%    1.15%
Institutional Class (CBMSX)                                           (5.31)   (27.55)  (2.01)    7.32     0.99%    0.90%
Investor Class (CBMDX)                                                (5.51)   (27.84)  (2.35)    7.14     1.54%    1.25%
Russell Midcap Value Index(6)                                         (6.14)   (36.76)   0.06     3.79

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE AT THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE PERIOD SHOWN. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A, Class B and Class C shares incepted on July 26, 2004. Performance shown prior to the inception of the Class A,Class B and Class C reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Administrator Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Administrator Class reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class. The unnamed share class of the predecessor fund incepted on February 18, 1998. Institutional Class shares incepted on July 26, 2004. Performance shown prior to the inception of the Institutional Class reflects the performance of the unnamed share class of the C&B Mid Cap Value Portfolio, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Institutional Class. The unnamed share class of the predecessor fund incepted on February 18, 1998. Investor Class shares incepted on February 18, 1998. Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell Midcap Value Index measures the performance of those Russell
     Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. You cannot invest directly in an Index.

             8 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE COMMON STOCK FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE COMMON STOCK FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

Ann M. Miletti

FUND INCEPTION

December 29, 1989

TEN LARGEST EQUITY HOLDINGS(1)
(APRIL 30, 2009)

HCC Insurance Holdings Incorporated                  1.55%
RenaissanceRe Holdings Limited                       1.46%
Trimble Navigation Limited                           1.38%
Willis Group Holdings Limited                        1.38%
GATX Corporation                                     1.33%
Republic Services Incorporated                       1.32%
Cognizant Technology Solutions Corporation Class A   1.31%
Herman Miller Incorporated                           1.31%
Apache Corporation                                   1.31%
Accenture Limited Class A                            1.31%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Consumer Discretionary       (18%)
Consumer Staples              (5%)
Energy                        (8%)
Financials                   (15%)
Health Care                  (15%)
Industrials                  (12%)
Information Technology       (20%)
Materials                     (6%)
Telecommunication Services    (1%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 9


Performance Highlights

                             WELLS FARGO ADVANTAGE COMMON STOCK FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                               Including Sales Charge               Excluding Sales Charge          Expense Ratio
                        -----------------------------------  -----------------------------------  ----------------
COMMON STOCK FUND       6 Months*   1 Year  5 Year  10 Year  6 Months*   1 Year  5 Year  10 Year  Gross(4)  Net(5)
-----------------       ---------  -------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (SCSAX)           (4.23)   (32.65)   0.58     3.17      1.63    (28.56)   1.78     3.78     1.38%    1.26%
Class B (SCSKX)**         (3.75)   (34.07)   0.63     3.31      1.25    (29.07)   1.02     3.31     2.13%    2.01%
Class C (STSAX)            0.25    (30.03)   1.02     3.08      1.25    (29.03)   1.02     3.08     2.13%    2.01%
Investor Class (STCSX)                                          1.60    (28.56)   1.83     3.96     1.48%    1.29%
Russell 2500 Index(6)                                          (3.92)   (32.35)  (0.70)    3.92

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A, Class B and Class C shares incepted on November 30, 2000.
     Performance shown prior to the inception of Class A, Class B and Class C reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Investor Class shares incepted on December 29, 1989. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2500 Index measures performance of the 2,500 smallest companies in the Russell 3000(R) Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

             10 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE MID CAP GROWTH FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jerome "Cam" Philpott, CFA Stuart Roberts

FUND INCEPTION

December 30, 1994

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

Resources Connection Incorporated       2.24%
Solera Holdings Incorporated            2.24%
Petrohawk Energy Corporation            2.03%
Ecolab Incorporated                     1.77%
NII Holdings Incorporated               1.76%
SBA Communication Corporation Class A   1.69%
WMS Industries Incorporated             1.66%
ITT Corporation                         1.66%
IHS Incorporated                        1.61%
Shire plc ADR                           1.52%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Materials                     (5%)
Telecommunication Services    (5%)
Consumer Discretionary       (21%)
Energy                        (9%)
Financials                    (2%)
Health Care                  (17%)
Industrials                  (16%)
Information Technology       (25%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 11


Performance Highlights

                           WELLS FARGO ADVANTAGE MID CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                      Including Sales Charge              Excluding Sales Charge          Expense Ratio
                                ----------------------------------  ----------------------------------  ----------------
MID CAP GROWTH FUND             6 Months*  1 Year  5 Year  10 Year  6 Months*  1 Year  5 Year  10 Year  Gross(4)  Net(5)
-------------------             ---------  ------  ------  -------  ---------  ------  ------  -------  --------  ------
Class A (WFMCX)                   (1.24)   (37.28) (0.47)    1.42      4.79    (33.45)  0.72     2.02     1.46%    1.35%
Class B (WFMBX)**                 (1.00)   (39.24) (0.56)    1.48      4.00    (34.24) (0.15)    1.48     2.21%    2.10%
Class C (WFMHX)                    2.69    (35.31) (0.20)    1.19      3.69    (34.31) (0.20)    1.19     2.21%    2.10%
Administrator Class (WMCGX)                                            4.78    (33.27)  0.77     2.05     1.33%    1.15%
Institutional Class (WFMGX)                                            5.06    (33.09)  0.83     2.07     1.01%    0.90%
Investor Class (WFMZX)                                                 4.53    (33.51)  0.57     1.88     1.56%    1.45%
Russell Midcap Growth Index(6)                                         2.71    (35.66) (0.76)    0.02

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A shares incepted on December 30, 1994. Class B and Class C shares incepted on June 9, 2003. Performance shown prior to the inception of Class B and Class C reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Administrator Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on March 31, 2008. Performance shown prior to the inception of the Institutional Class reflects the performance of the Class A shares and includes sales charges and expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on April 11, 2005. Effective, June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to the inception of the Investor Class reflects the performance of Class A shares, adjusted to reflect Class Z expenses.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell Midcap Growth Index measures the performance of those Russell
     Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Index. You cannot invest directly in an Index.

             12 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND

THIS FUND IS CLOSED TO INVESTORS.

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Jerome "Cam" Philpott, CFA Stuart Roberts

FUND INCEPTION

July 13, 1990

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

SkillSoft plc ADR                   2.75%
Sykes Enterprises Incorporated      2.48%
GSI Commerce Incorporated           2.37%
Solera Holdings Incorporated        2.33%
Resources Connection Incorporated   2.27%
Cbeyond Incorporated                1.90%
WMS Industries Incorporated         1.78%
VistaPrint Limited                  1.57%
Ommniture Incorporated              1.51%
Global Cash Access Incorporated     1.51%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Telecommunication Services    (4%)
Consumer Discretionary       (16%)
Energy                        (3%)
Financials                    (7%)
Health Care                  (16%)
Industrials                  (20%)
Information Technology       (34%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 13


Performance Highlights

                         WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                       Including Sales Charge                   Excluding Sales Charge             Expense Ratio
                               --------------------------------------   --------------------------------------   -----------------
SMALL CAP GROWTH FUND          6 Months*    1 Year   5 Year   10 Year    6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
---------------------          ---------   -------   ------   -------   ----------   ------   ------   -------   --------   ------
Class A (MNSCX)                   7.68     (26.80)    1.14      1.55       14.25     (22.33)    2.35     2.16      1.53%     1.40%
Class B (WMNBX)**                 8.93     (27.90)    1.19      1.62       13.93     (22.90)    1.57     1.62      2.28%     2.15%
Class C (WMNCX)                  12.91     (23.95)    1.57      1.40       13.91     (22.95)    1.57     1.40      2.28%     2.15%
Administrator Class (WMNIX)                                                14.45     (22.14)    2.55     2.28      1.35%     1.20%
Institutional Class (WFSIX)                                                14.65     (21.89)    2.81     2.41      1.08%     0.90%
Investor Class (WFSZX)                                                     14.23     (22.47)    2.18     1.99      1.63%     1.49%
Russell 2000 Growth Index(6)                                               (3.77)    (30.36)   (1.67)   (1.06)

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A shares incepted on July 13, 1990. Class B and Class C shares incepted on June 9, 2003. Performance shown prior to the inception of Class B and Class C reflects the performance of the Class A shares, adjusted to reflect Class B and Class C sales charges and expenses, as applicable. Administrator Class shares incepted on June 9, 2003. Performance shown prior to the inception of the Administrator Class reflects the performance of the Class A shares, and includes sales charges and expenses that are not applicable to and are higher than those of the Administrator Class shares, but does not include Class A sales charges. If it did include Class A sales charges, returns would be lower. Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to June 9, 2003 for the Institutional Class shares reflects performance of the Class A shares and includes expenses not applicable to and higher than those of the Institutional Class shares. Investor Class shares incepted on April 11, 2005. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Performance shown prior to April 11, 2005, for the Investor Class reflects the performance of the Class A shares, adjusted to reflect Class Z expenses. The Fund is open to retirement plans, existing wrap programs, and RIAs that utilize the Fund in models as described in the Statement of Additional Information. The Fund is closed to all other investors.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2000 Growth Index measures the performance of those Russell
     2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

             14 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND

THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Schroder Investment Management North America Inc.

PORTFOLIO MANAGER

Jenny B. Jones

FUND INCEPTION

August 1, 1993

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

Reinsurance Group of America Class A   1.88%
Scientific Games Corporation Class A   1.79%
Waste Connections Incorporated         1.77%
PSS World Medical Incorporated         1.67%
iShares Russell 2000 Index Fund        1.54%
LKQ Corporation                        1.43%
Gartner Incorporated                   1.40%
Euronet Worldwide Incorporated         1.34%
Huron Consulting Group Incorporated    1.32%
Westamerica Bancorporation             1.21%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Utilities                 (4%)
Consumer Discretionary   (14%)
Consumer Staples          (6%)
Energy                    (6%)
Financials               (16%)
Health Care              (15%)
Industrials              (12%)
Information Technology   (21%)
Materials                 (6%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 15


Performance Highlights

                  WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                                                         Expense Ratio
                                                                       -----------------
SMALL CAP OPPORTUNITIES FUND   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
----------------------------   ---------   ------   ------   -------   --------   ------
Administrator Class (NVSOX)      (2.31)    (27.53)   3.52      9.25      1.30%     1.20%
Russell 2000 Index(6)            (8.40)    (30.74)  (1.45)     2.53

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

ADMINISTRATOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Administrator Class shares incepted on August 1, 1993. Prior to April 11,
     2005, the Administrator Class was named the Institutional Class.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an Index.

             16 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND

THE FUND IS CLOSED TO NEW INVESTORS.

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGER

I. Charles Rinaldi

FUND INCEPTION

December 31, 1997

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

Randgold Resources Limited ADR              6.38%
InterOil Corporation                        5.05%
Range Resources Corporation                 3.53%
Annaly Capital Management Incorporated      2.82%
3Com Corporation                            2.72%
Global Industries Limited                   2.10%
Capstead Mortgage Corporation               2.05%
Chimera Investment Corporation              1.91%
GEO Group Incorporated                      1.91%
Argo Group International Holdings Limited   1.87%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Telecommunication Services    (1%)
Consumer Discretionary        (3%)
Consumer Staples              (3%)
Energy                       (26%)
Financials                   (21%)
Health Care                   (7%)
Industrials                  (13%)
Information Technology        (9%)
Materials                    (17%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 17


Performance Highlights

                          WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                      Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                              -------------------------------------   -------------------------------------   -----------------
SMALL CAP VALUE FUND          6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
--------------------          ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (SMVAX)                 (3.21)    (37.32)   1.00     10.08        2.69    (33.49)    2.21    10.73      1.46%     1.44%
Class B (SMVBX)**               (2.73)    (38.99)   1.07     10.23        2.27    (33.99)    1.45    10.23      2.21%     2.19%
Class C (SMVCX)                  1.26     (35.00)   1.44     10.00        2.26    (34.00)    1.44    10.00      2.21%     2.19%
Institutional Class (WFSVX)                                               2.92    (33.15)    2.46    10.99      1.01%     0.95%
Investor Class (SSMVX)                                                    2.70    (33.43)    2.31    10.90      1.56%     1.36%
Russell 2000 Value Index(6)                                             (12.60)   (31.37)   (1.42)    5.50

*    Returns for periods of less than one year are not annualized.

** Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS B SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 5.00%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. INSTITUTIONAL CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A, Class B and Class C shares incepted on November 30, 2000.
     Performance shown prior to the inception of Class A, Class B and Class C reflects the performance of the Investor Class shares, adjusted to reflect Class A, Class B and Class C sales charges and expenses, as applicable. Institutional Class shares incepted on July 31, 2007. Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Investor Class shares incepted on December 31, 1997. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. The Fund is open to certain institutional investors and retirement plans as described in the Statement of Additional Information. The Fund is closed to all other investors.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Fund. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

             18 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                            Beginning         Ending         Expenses
                                                          Account Value   Account Value    Paid During      Net Annual
                                                            11-01-2008      04-30-2009    the Period(1)   Expense Ratio
                                                          -------------   -------------   -------------   -------------
WELLS FARGO ADVANTAGE C&B MID CAP VALUE FUND
CLASS A
   Actual                                                    $1,000.00       $  944.80         $5.79           1.20%
   Hypothetical (5% Return before expenses                   $1,000.00       $1,018.84         $6.01           1.20%
CLASS B
   Actual                                                    $1,000.00       $  942.30         $9.39           1.95%
   Hypothetical (5% Return before expenses                   $1,000.00       $1,015.12         $9.74           1.95%
CLASS C
   Actual                                                    $1,000.00       $  941.10         $9.39           1.95%
   Hypothetical (5% Return before expenses                   $1,000.00       $1,015.12         $9.74           1.95%
ADMINISTRATOR CLASS
   Actual                                                    $1,000.00       $  945.60         $5.55           1.15%
   Hypothetical (5% Return before expenses                   $1,000.00       $1,019.09         $5.76           1.15%
INSTITUTIONAL CLASS
   Actual                                                    $1,000.00       $  946.90         $4.34           0.90%
   Hypothetical (5% Return before expenses                   $1,000.00       $1,020.33         $4.51           0.90%
INVESTOR CLASS
   Actual                                                    $1,000.00       $  944.90         $6.03           1.25%
   Hypothetical (5% Return before expenses                   $1,000.00       $1,018.60         $6.26           1.25%

             Wells Fargo Advantage Small and Mid Cap Stock Funds 19


Fund Expenses

                                                            Beginning         Ending         Expenses
                                                          Account Value   Account Value    Paid During      Net Annual
                                                            11-01-2008      04-30-2009    the Period(1)   Expense Ratio
                                                          -------------   -------------   -------------   -------------
WELLS FARGO ADVANTAGE COMMON STOCK FUND
CLASS A
   Actual                                                   $1,000.00       $1,016.30         $ 6.30          1.26%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,018.55         $ 6.31          1.26%
CLASS B
   Actual                                                   $1,000.00       $1,012.50         $10.03          2.01%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,014.83         $10.04          2.01%
CLASS C
   Actual                                                   $1,000.00       $1,012.50         $10.03          2.01%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,014.83         $10.04          2.01%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,016.00         $ 6.45          1.29%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,018.40         $ 6.46          1.29%
WELLS FARGO ADVANTAGE MID CAP GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,047.90         $ 6.85          1.35%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,018.10         $ 6.76          1.35%
CLASS B
   Actual                                                   $1,000.00       $1,040.00         $10.62          2.10%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,014.38         $10.49          2.10%
CLASS C
   Actual                                                   $1,000.00       $1,036.90         $10.61          2.10%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,014.38         $10.49          2.10%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,047.80         $ 5.84          1.15%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,050.60         $ 4.58          0.90%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,045.30         $ 7.35          1.45%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,017.60         $ 7.25          1.45%
WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND
CLASS A
   Actual                                                   $1,000.00       $1,142.50         $ 7.44          1.40%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,017.85         $ 7.00          1.40%
CLASS B
   Actual                                                   $1,000.00       $1,139.30         $11.40          2.15%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,014.13         $10.74          2.15%
CLASS C
   Actual                                                   $1,000.00       $1,139.10         $11.40          2.15%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,014.13         $10.74          2.15%
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $1,144.50         $ 6.38          1.20%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,018.84         $ 6.01          1.20%

             20 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

                                                            Beginning         Ending         Expenses
                                                          Account Value   Account Value    Paid During      Net Annual
                                                            11-01-2008      04-30-2009    the Period(1)   Expense Ratio
                                                          -------------   -------------   -------------   -------------
WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (continued)
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,146.50         $ 4.79          0.90%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,020.33         $ 4.51          0.90%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,142.30         $ 7.91          1.49%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,017.41         $ 7.45          1.49%
WELLS FARGO ADVANTAGE SMALL CAP OPPORTUNITIES FUND
ADMINISTRATOR CLASS
   Actual                                                   $1,000.00       $  976.90         $ 5.88          1.20%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,018.84         $ 6.01          1.20%
WELLS FARGO ADVANTAGE SMALL CAP VALUE FUND
CLASS A
   Actual                                                   $1,000.00       $1,026.90         $ 7.24          1.44%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,017.65         $ 7.20          1.44%
CLASS B
   Actual                                                   $1,000.00       $1,022.70         $10.98          2.19%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,013.93         $10.94          2.19%
CLASS C
   Actual                                                   $1,000.00       $1,022.60         $10.98          2.19%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,013.93         $10.94          2.19%
INSTITUTIONAL CLASS
   Actual                                                   $1,000.00       $1,029.20         $ 4.78          0.95%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,020.08         $ 4.76          0.95%
INVESTOR CLASS
   Actual                                                   $1,000.00       $1,027.00         $ 6.84          1.36%
   Hypothetical (5% Return before expenses                  $1,000.00       $1,018.05         $ 6.80          1.36%

----------
(1.) Expenses are equal to the Fund's annualized expenses ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

             Wells Fargo Advantage Small and Mid Cap Stock Funds 21


Portfolio of Investments--April 30, 2009 (Unaudited)

C&B MID CAP VALUE FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 99.73%
AMUSEMENT & RECREATION SERVICES: 2.55%
     225,700  INTERNATIONAL SPEEDWAY CORPORATION CLASS A<<                                                           $    5,344,576
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 2.83%
      11,700  NVR INCORPORATED<<                                                                                          5,912,829
                                                                                                                     --------------

BUSINESS SERVICES: 4.79%
     465,900  IMS HEALTH INCORPORATED                                                                                     5,851,704
      96,600  MANPOWER INCORPORATED                                                                                       4,162,494
                                                                                                                         10,014,198
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 12.61%
     209,000  AVON PRODUCTS INCORPORATED                                                                                  4,756,840
     274,400  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                             8,561,280
     184,890  SCOTTS MIRACLE-GRO COMPANY                                                                                  6,243,735
     283,500  VALSPAR CORPORATION                                                                                         6,804,000
                                                                                                                         26,365,855
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 2.39%
     136,400  CITY NATIONAL CORPORATION                                                                                   4,992,240
                                                                                                                     --------------
EDUCATIONAL SERVICES: 3.06%
     415,700  CORINTHIAN COLLEGES INCORPORATED<<+                                                                         6,401,780
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 9.62%
     195,700  CYMER INCORPORATED+                                                                                         5,559,837
     972,300  FLEXTRONICS INTERNATIONAL LIMITED+                                                                          3,772,524
     442,000  MOLEX INCORPORATED                                                                                          7,368,140
     189,200  NOVELLUS SYSTEMS INCORPORATED+                                                                              3,416,952
                                                                                                                         20,117,453
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.87%
     150,309  SANDERSON FARMS INCORPORATED                                                                                5,997,329
                                                                                                                     --------------
FURNITURE & FIXTURES: 1.58%
     728,300  STEELCASE INCORPORATED                                                                                      3,299,199
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 3.93%
     247,900  FAMILY DOLLAR STORES INCORPORATED                                                                           8,227,801
                                                                                                                     --------------
HEALTH SERVICES: 1.64%
      95,500  MEDNAX INCORPORATED+                                                                                        3,428,450
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 10.70%
     559,500  BRIGGS & STRATTON CORPORATION<<                                                                             8,325,360
     147,300  CARLISLE COMPANIES INCORPORATED                                                                             3,351,075
     232,100  DIEBOLD INCORPORATED                                                                                        6,134,403
     148,500  DOVER CORPORATION                                                                                           4,570,830
                                                                                                                         22,381,668
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 7.31%
     329,900  ARTHUR J. GALLAGHER & COMPANY                                                                               7,416,152
     286,300  WILLIS GROUP HOLDINGS LIMITED                                                                               7,876,113
                                                                                                                         15,292,265
                                                                                                                     --------------

             22 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

C&B MID CAP VALUE FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
INSURANCE CARRIERS: 9.49%
     127,000  AXIS CAPITAL HOLDINGS LIMITED                                                                          $    3,129,280
     132,750  OLD REPUBLIC INTERNATIONAL CORPORATION                                                                      1,243,868
     106,200  RENAISSANCERE HOLDINGS LIMITED                                                                              5,167,692
     211,300  STEWART INFORMATION SERVICES CORPORATION                                                                    4,777,493
      28,929  WHITE MOUNTAIN INSURANCE GROUP LIMITED                                                                      5,534,696
                                                                                                                         19,853,029
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL
   & OPTICAL GOODS: 6.22%
     511,500  BOSTON SCIENTIFIC CORPORATION+                                                                              4,301,715
     169,600  QUEST DIAGNOSTICS INCORPORATED                                                                              8,705,568
                                                                                                                         13,007,283
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.50%
   1,014,500  CAPITALSOURCE INCORPORATED<<                                                                                3,134,805
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 2.92%
     254,100  BEMIS COMPANY INCORPORATED                                                                                  6,108,564
                                                                                                                     --------------
PERSONAL SERVICES: 2.53%
     212,100  G & K SERVICES INCORPORATED CLASS A                                                                         5,296,137
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 1.85%
     116,500  HUBBELL INCORPORATED CLASS B                                                                                3,867,800
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 2.98%
     754,700  HARTE HANKS INCORPORATED                                                                                    6,233,822
                                                                                                                     --------------
TEXTILE MILL PRODUCTS: 1.07%
     240,400  ALBANY INTERNATIONAL CORPORATION CLASS A                                                                    2,230,912
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 2.19%
     186,000  AUTOLIV INCORPORATED<<                                                                                      4,588,620
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 3.10%
     388,600  HAIN CELESTIAL GROUP INCORPORATED<<+                                                                        6,485,734
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $275,550,543)                                                                                 208,582,349
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 14.46%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.77%
   1,446,138  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            1,446,138
   1,446,138  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                1,446,138
   1,446,138  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                  1,446,138
   1,446,138  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       1,446,138
                                                                                                                          5,784,552
                                                                                                                     --------------

 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 11.69%
$    180,767  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                                 0.55%       05/07/2009          180,767
     180,767  ALPINE SECURITIZATION CORPORATION++(p)                                        0.37        05/05/2009          180,760
      60,256  AMSTEL FUNDING CORPORATION++(p)                                               2.10        05/18/2009           60,196
      60,256  AMSTERDAM FUNDING CORPORATION++(p)                                            0.40        05/11/2009           60,249
     192,818  ANTALIS US FUNDING CORPORATION++(p)                                           0.47        05/22/2009          192,766
     542,302  ASB FINANCE LIMITED (LONDON)++                                                0.24        05/07/2009          542,280
     144,614  ATLANTIC ASSET SECURITIZATION CORPORATION++(P)                                0.32        05/21/2009          144,588

             Wells Fargo Advantage Small and Mid Cap Stock Funds 23


Portfolio of Investments--April 30, 2009 (Unaudited)

C&B MID CAP VALUE FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    361,535  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.35%       05/14/2009   $      361,489
     903,836  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $903,841)                       0.18        05/01/2009          903,836
   1,084,604  BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE $1,084,612)            0.25        05/01/2009        1,084,604
     421,790  BARTON CAPITAL CORPORATION++(p)                                               0.33        05/08/2009          421,763
      93,396  BNP PARIBAS                                                                   0.46        05/01/2009           93,396
     421,790  BNP PARIBAS (NEW YORK)                                                        0.91        05/05/2009          421,813
     301,279  BRYANT BANK FUNDING LLC++(p)                                                  0.33        05/26/2009          301,210
     211,666  BRYANT BANK FUNDING LLC++(p)                                                  0.35        05/19/2009          211,629
     277,176  CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE PREVOYANCE                       0.23        05/04/2009          277,176
      48,205  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027           48,205
      48,205  CALIFORNIA DEPARTMENT OF WATER RESOURCES+/-ss                                 0.30        05/01/2020           48,205
      66,281  CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss                         0.20        11/01/2026           66,281
      66,281  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   1.00        06/01/2028           66,281
     482,046  CALYON (NEW YORK)                                                             0.44        05/11/2009          482,046
      45,361  CHARIOT FUNDING LLC++(p)                                                      0.30        05/20/2009           45,353
     421,790  CHARIOT FUNDING LLC++(p)                                                      0.35        05/06/2009          421,770
     401,095  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008            6,618
     308,802  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        05/19/2008            5,095
     100,169  CIESCO LLC++                                                                  0.35        05/07/2009          100,163
     277,176  CLIPPER RECEIVABLES CORPORATION++(p)                                          0.50        05/07/2009          277,153
      31,905  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.55        10/01/2038           31,905
      96,409  COOK COUNTY IL+/-ss                                                           1.00        11/01/2030           96,409
     216,921  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.65        12/15/2037          216,921
     144,614  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MONEY MARKET SECURITIES (MATURITY VALUE $144,615)                          0.30        05/01/2009          144,614
     421,790  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.45        05/04/2009          421,790
     216,921  EBBETS FUNDING LLC++(p)                                                       0.50        05/04/2009          216,912
      90,384  EBBETS FUNDING LLC++(p)                                                       0.50        05/05/2009           90,379
     373,586  EDISON ASSET SECURITIZATION LLC++(p)                                          0.32        05/07/2009          373,566
      84,358  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/05/2009           84,353
      72,307  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/06/2009           72,302
     144,614  FAIRWAY FINANCE CORPORATION(p)                                                0.32        05/04/2009          144,610
     327,791  FAIRWAY FINANCE CORPORATION                                                   0.35        05/04/2009          327,782
     301,387  FALCON ASSET SECURITIZATION CORPORATION++(p)                                  0.30        05/15/2009          301,352
     418,175  GDF SUEZ++                                                                    0.30        05/27/2009          418,084
      36,153  GDF SUEZ++                                                                    0.31        05/22/2009           36,147
     397,688  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.34        05/27/2009          397,590
     170,259  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $170,260)                    0.17        05/01/2009          170,259
   1,455,703  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          490,135
      19,884  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         3.20        11/01/2042           19,884
     180,767  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.75        05/15/2034          180,767
     289,228  HSBC USA INCORPORATED                                                         0.28        05/15/2009          289,196
      60,256  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.55        07/01/2029           60,256
      24,102  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            1.40        01/01/2018           24,102
     253,074  INTERNATIONALE NEDERLANDEN US FUND                                            0.25        05/04/2009          253,069
     361,535  INTESA SANPAOLO (NEW YORK)+/-                                                 1.05        05/22/2009          361,623
     168,716  IRISH LIFE & PERMANENT PLC++                                                  0.70        05/05/2009          168,703
     469,995  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.30        05/21/2009          469,917
     518,200  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 US TREASURY SECURITIES (MATURITY VALUE $518,203)                           0.24        05/01/2009          518,200
      36,153  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        1.40        04/15/2025           36,153
     301,279  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.84        05/28/2009          301,089
      58,050  KITTY HAWK FUNDING CORPORATION++(p)                                           0.35        05/05/2009           58,048

             24 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

C&B MID CAP VALUE FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    180,767  LMA AMERICAS LLC++(p)                                                         0.40%       05/28/2009   $      180,713
     400,701  MASSACHUSETTS HEFA+/-ss                                                       0.45        10/01/2034          400,701
     421,790  MATCHPOINT MASTER TRUST++(p)                                                  0.37        05/27/2009          421,678
     120,512  MATCHPOINT MASTER TRUST++(p)                                                  0.40        05/18/2009          120,489
      51,820  MISSISSIPPI STATE GO+/-ss                                                     4.50        11/01/2028           51,820
      48,205  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.45        02/01/2036           48,205
     518,200  NATIONWIDE BUILDING SOCIETY++                                                 0.49        05/07/2009          518,157
     204,870  NATIXIS                                                                       0.27        05/05/2009          204,870
      24,102  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.75        01/01/2018           24,102
     482,046  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.55        05/15/2009          481,943
     257,172  NORDEA NORTH AMERICA INCORPORATED                                             0.32        05/12/2009          257,146
      78,332  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.62        01/01/2034           78,332
      98,819  PARK AVENUE RECEIVABLES CORPORATION++##(p)                                    0.33        05/05/2009           98,816
     530,251  PRUDENTIAL PLC++                                                              0.65        05/15/2009          530,117
     482,046  RANGER FUNDING CORPORATION++(p)                                               0.35        05/11/2009          481,999
      78,766  REGENCY MARKETS #1 LLC++(p)                                                   0.35        05/01/2009           78,766
     289,228  REGENCY MARKETS #1 LLC++(p)                                                   0.43        05/14/2009          289,183
     168,716  REGENCY MARKETS #1 LLC++(p)                                                   0.44        05/18/2009          168,681
      12,051  ROMULUS FUNDING CORPORATION                                                   0.70        05/04/2009           12,050
     120,512  ROMULUS FUNDING CORPORATION(p)                                                0.77        05/04/2009          120,504
      72,307  ROYAL BANK OF SCOTLAND PLC                                                    0.39        05/26/2009           72,287
     204,870  SALISBURY RECEIVABLES COMPANY++(p)                                            0.34        05/20/2009          204,833
     349,483  SALISBURY RECEIVABLES COMPANY++(p)                                            0.37        05/28/2009          349,386
     457,944  SOCIETE GENERALE NORTH AMERICA                                                0.35        05/29/2009          457,819
      24,102  STARBIRD FUNDING CORPORATION++(p)                                             0.35        05/04/2009           24,102
     295,253  STARBIRD FUNDING CORPORATION++(p)                                             0.50        05/14/2009          295,200
     180,767  STATE STREET CORPORATION                                                      0.25        05/04/2009          180,764
     361,535  SURREY FUNDING CORPORATION++(p)                                               0.47        05/06/2009          361,511
     506,148  SVENSKA HANDELSBANKEN INCORPORATED                                            0.34        05/20/2009          506,058
     314,511  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.40        05/18/2009          314,452
      56,833  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.45        05/15/2009           56,823
     120,512  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.32        05/29/2009          120,482
      60,256  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.36        05/07/2009           60,252
     415,222  TULIP FUNDING CORPORATION++(p)                                                0.43        05/18/2009          415,141
      79,923  TULIP FUNDING CORPORATION++(p)                                                0.45        05/07/2009           79,917
     108,460  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.55        07/01/2032          108,460
     494,097  UBS AG (STAMFORD)                                                             0.52        05/29/2009          494,097
     457,944  UNICREDITO ITALIANO (NEW YORK)                                                0.61        05/29/2009          457,947
      36,153  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.75        12/15/2040           36,153
     156,665  VERSAILLES CP LLC++(p)                                                        0.50        05/06/2009          156,654
      48,205  VERSAILLES CP LLC++(p)                                                        0.60        05/04/2009           48,202
     544,833  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.27        07/28/2008          239,726
     316,389  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.30        08/07/2008          139,211
     387,445  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.02        04/03/2008          170,476
     628,872  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.03        02/15/2008          276,704
     619,460  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         0.98        02/22/2008          469,984
                                                                                                                         24,446,722
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $32,678,149)                                                               30,231,274
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 25


Portfolio of Investments--April 30, 2009 (Unaudited)

C&B MID CAP VALUE FUND

  SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 2.26%
   4,720,755  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $    4,720,755
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $4,720,755)                                                                            4,720,755
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $312,949,447)*                116.45%                                                                          $  243,534,378
OTHER ASSETS AND LIABILITIES, NET   (16.45)                                                                             (34,396,842)
                                    ------                                                                           --------------
TOTAL NET ASSETS                    100.00%                                                                          $  209,137,536
                                    ------                                                                           --------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Security of an affiliate of the fund with a cost of $4,720,755.

* Cost for federal income tax purposes is $340,560,947 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  14,315,872
Gross unrealized depreciation                 (111,342,441)
                                             -------------
Net unrealized appreciation (depreciation)   $ (97,026,569)

The accompanying notes are an integral part of these financial statements.

             26 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)


COMMON STOCK FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 90.92%
APPAREL & ACCESSORY STORES: 1.18%
     171,000  KOHL'S CORPORATION+                                                                                    $    7,754,850
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.24%
     186,000  ADVANCE AUTO PARTS INCORPORATED+                                                                            8,137,500
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.83%
     197,000  RYDER SYSTEM INCORPORATED<<                                                                                 5,454,930
                                                                                                                     --------------
BIOPHARMACEUTICALS: 1.14%
     141,000  GENZYME CORPORATION+<<                                                                                      7,519,530
                                                                                                                     --------------
BUSINESS SERVICES: 9.40%
     445,000  ACTIVISION BLIZZARD INCORPORATED+                                                                           4,792,650
     418,000  AMDOCS LIMITED+                                                                                             8,748,740
      94,000  CAPELLA EDUCATION COMPANY+<<                                                                                4,829,720
     322,000  CITRIX SYSTEMS INCORPORATED+<<                                                                              9,186,660
     392,000  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A+<<                                                       9,717,680
     586,000  ECLIPSYS CORPORATION+<<                                                                                     7,735,200
   1,434,000  INTERPUBLIC GROUP OF COMPANIES INCORPORATED<<                                                               8,976,840
     453,000  RED HAT INCORPORATED+                                                                                       7,823,310
                                                                                                                         61,810,800
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 5.06%
     715,000  AMYLIN PHARMACEUTICALS INCORPORATED+<<                                                                      7,822,100
     255,000  HOSPIRA INCORPORATED+<<                                                                                     8,381,850
     256,000  INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                                             7,987,200
     554,400  NALCO HOLDING COMPANY                                                                                       9,047,808
                                                                                                                         33,238,958
                                                                                                                     --------------
COMMUNICATIONS: 7.31%
     547,000  CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A                                                      9,386,520
     319,000  LIBERTY MEDIA CORPORATION ENTERTAINMENT CLASS A+                                                            7,767,650
     801,000  LIBERTY MEDIA CORPORATION INTERACTIVE SERIES A+                                                             4,245,300
     451,000  NEUSTAR INCORPORATED CLASS A+                                                                               8,573,510
     287,707  TIME WARNER CABLE INCORPORATED+                                                                             9,272,797
     960,000  TIME WARNER TELECOM INCORPORATED+<<                                                                         8,822,400
                                                                                                                         48,068,177
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 2.66%
     148,000  CITY NATIONAL CORPORATION                                                                                   5,416,800
     226,000  FIRSTMERIT CORPORATION                                                                                      4,386,660
     295,000  MARSHALL & ILSLEY CORPORATION                                                                               1,705,100
   1,844,000  SYNOVUS FINANCIAL CORPORATION<<                                                                             5,956,120
                                                                                                                         17,464,680
                                                                                                                     --------------
E-COMMERCE/SERVICES: 1.46%
     675,278  GSI COMMERCE INCORPORATED+<<                                                                                9,595,700
                                                                                                                     --------------
EATING & DRINKING PLACES: 1.25%
     335,362  JACK IN THE BOX INCORPORATED+<<                                                                             8,246,552
                                                                                                                     --------------
EDUCATIONAL SERVICES: 0.81%
      41,300  APOLLO GROUP INCORPORATED CLASS A+                                                                          2,599,835
      52,000  NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP INCORPORATED+<<                                                   2,754,960
                                                                                                                          5,354,795
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 27


Portfolio of Investments--April 30, 2009 (Unaudited)

COMMON STOCK FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.48%
     464,000  REPUBLIC SERVICES INCORPORATED                                                                         $    9,744,000
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 4.96%
     466,000  ALTERA CORPORATION                                                                                          7,600,460
     453,000  ENERSYS+                                                                                                    7,723,650
     678,000  NVIDIA CORPORATION+                                                                                         7,783,440
     465,000  TESSERA TECHNOLOGIES INCORPORATED+                                                                          6,528,600
      65,000  WHIRLPOOL CORPORATION<<                                                                                     2,935,400
                                                                                                                         32,571,550
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.47%
     329,000  ACCENTURE LIMITED CLASS A<<                                                                                 9,682,470
                                                                                                                     --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.12%
     334,000  CROWN HOLDINGS INCORPORATED                                                                                 7,364,700
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 1.26%
     163,000  GENERAL MILLS INCORPORATED                                                                                  8,262,470
                                                                                                                     --------------
FOOD STORES: 1.28%
     388,000  KROGER COMPANY                                                                                              8,388,560
                                                                                                                     --------------
FURNITURE & FIXTURES: 1.86%
     652,000  HERMAN MILLER INCORPORATED                                                                                  9,695,240
     284,000  MASCO CORPORATION                                                                                           2,516,240
                                                                                                                         12,211,480
                                                                                                                     --------------
HEALTH SERVICES: 1.20%
     156,600  UNIVERSAL HEALTH SERVICES CLASS B                                                                           7,892,640
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.07%
     190,000  MID-AMERICA APARTMENT COMMUNITIES INCORPORATED                                                              7,028,100
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.81%
     299,000  CAMERON INTERNATIONAL CORPORATION+                                                                          7,648,420
     378,000  CARLISLE COMPANIES INCORPORATED                                                                             8,599,500
     260,000  DOVER CORPORATION                                                                                           8,002,800
     285,000  SMITH INTERNATIONAL INCORPORATED                                                                            7,367,250
                                                                                                                         31,617,970
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 1.55%
     370,000  WILLIS GROUP HOLDINGS LIMITED                                                                              10,178,700
                                                                                                                     --------------
INSURANCE CARRIERS: 4.65%
     480,000  HCC INSURANCE HOLDINGS INCORPORATED                                                                        11,481,600
     261,370  REINSURANCE GROUP OF AMERICA INCORPORATED                                                                   8,308,952
     222,000  RENAISSANCERE HOLDINGS LIMITED                                                                             10,802,520
                                                                                                                         30,593,072
                                                                                                                     --------------
LEATHER & LEATHER PRODUCTS: 1.34%
     360,000  COACH INCORPORATED                                                                                          8,820,000
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 5.55%
     971,000  BOSTON SCIENTIFIC CORPORATION+                                                                              8,166,110
     603,000  HOLOGIC INCORPORATED+                                                                                       8,960,580

             28 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

COMMON STOCK FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS (continued)
     262,000  THERMO FISHER SCIENTIFIC INCORPORATED+                                                                 $    9,190,960
     475,000  TRIMBLE NAVIGATION LIMITED+                                                                                10,184,000
                                                                                                                         36,501,650
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 1.21%
     239,000  VARIAN MEDICAL SYSTEMS INCORPORATED+                                                                        7,975,430
                                                                                                                     --------------
MEDICAL PRODUCTS: 1.24%
     185,000  ZIMMER HOLDINGS INCORPORATED+                                                                               8,138,150
                                                                                                                     --------------
METAL MINING: 0.98%
     221,000  BARRICK GOLD CORPORATION                                                                                    6,431,100
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 1.36%
     281,000  CVS CAREMARK CORPORATION                                                                                    8,930,180
                                                                                                                     --------------
MOTION PICTURES: 0.60%
     207,000  DISCOVERY COMMUNICATIONS INCORPORATED+<<                                                                    3,930,930
                                                                                                                     --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 0.67%
   1,425,000  CAPITALSOURCE INCORPORATED<<                                                                                4,403,250
                                                                                                                     --------------
OIL & GAS EXTRACTION: 4.93%
     133,000  APACHE CORPORATION                                                                                          9,690,380
     126,000  EOG RESOURCES INCORPORATED                                                                                  7,998,480
     478,100  FOREST OIL CORPORATION<<                                                                                    7,649,600
     259,000  NOBLE CORPORATION+                                                                                          7,078,470
                                                                                                                         32,416,930
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 1.20%
     495,000  PACKAGING CORPORATION OF AMERICA                                                                            7,855,650
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 1.02%
     187,000  NORFOLK SOUTHERN CORPORATION                                                                                6,672,160
                                                                                                                     --------------
REAL ESTATE: 0.77%
     146,000  DJ WILSHIRE REIT ETF<<                                                                                      5,072,040
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.33%
     595,080  INVESCO LIMITED                                                                                             8,759,578
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 1.19%
     537,000  CORNING INCORPORATED<<                                                                                      7,850,940
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.33%
     129,879  ALASKA AIR GROUP INCORPORATED                                                                               2,179,370
                                                                                                                     --------------
TRANSPORTATION SERVICES: 1.49%
     326,000  GATX CORPORATION<<                                                                                          9,815,860
                                                                                                                     --------------
WATER TRANSPORTATION: 0.90%
     400,000  ROYAL CARIBBEAN CRUISES LIMITED<<                                                                           5,892,000
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 3.34%
     187,000  MCKESSON CORPORATION                                                                                        6,919,000
     314,000  SYSCO CORPORATION                                                                                           7,325,620
     190,562  TRACTOR SUPPLY COMPANY+<<                                                                                   7,694,893
                                                                                                                         21,939,513
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 29


Portfolio of Investments--April 30, 2009 (Unaudited)

COMMON STOCK FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
WHOLESALE TRADE-DURABLE GOODS: 2.42%
     418,000  ARROW ELECTRONICS INCORPORATED                                                                         $    9,505,320
     220,000  BORGWARNER INCORPORATED+<<                                                                                  6,369,000
                                                                                                                         15,874,320
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $636,846,383)                                                                                 597,641,235
                                                                                                                     --------------
INVESTMENT COMPANIES: 0.98%
STOCK FUNDS: 0.98%
     250,000  UTILITIES SELECT SECTOR SPDR FUND                                                                           6,462,500
                                                                                                                     --------------
TOTAL INVESTMENT COMPANIES (COST $6,557,900)                                                                              6,462,500
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 10.78%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 1.97%
   3,235,564  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            3,235,564
   3,235,564  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                3,235,564
   3,235,564  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                  3,235,564
   3,235,564  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       3,235,564
                                                                                                                         12,942,256
                                                                                                                     --------------


 PRINCIPAL                                                                             INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 8.81%
$    404,446  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                                0.55%        05/07/2009          404,446
     404,446  ALPINE SECURITIZATION CORPORATION++(p)                                       0.37         05/05/2009          404,429
     134,815  AMSTEL FUNDING CORPORATION++(p)                                              2.10         05/18/2009          134,681
     134,815  AMSTERDAM FUNDING CORPORATION++(p)                                           0.40         05/11/2009          134,800
     431,409  ANTALIS US FUNDING CORPORATION++(p)                                          0.47         05/22/2009          431,290
   1,213,337  ASB FINANCE LIMITED (LONDON)++                                               0.24         05/07/2009        1,213,288
     323,556  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                               0.32         05/21/2009          323,499
     808,891  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                               0.35         05/14/2009          808,789
   2,022,228  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $2,022,238)                 0.18         05/01/2009        2,022,228
   2,426,673  BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE $2,426,690)           0.25         05/01/2009        2,426,673
     943,706  BARTON CAPITAL CORPORATION++(p)                                              0.33         05/08/2009          943,646
     208,964  BNP PARIBAS                                                                  0.46         05/01/2009          208,964
     943,706  BNP PARIBAS (NEW YORK)                                                       0.91         05/05/2009          943,758
     674,076  BRYANT BANK FUNDING LLC++(p)                                                 0.33         05/26/2009          673,921
     473,579  BRYANT BANK FUNDING LLC++(p)                                                 0.35         05/19/2009          473,496
     620,150  CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE PREVOYANCE                      0.23         05/04/2009          620,150
     107,852  CALCASIEU PARISH LA+/-ss                                                     0.75         12/01/2027          107,852
     107,852  CALIFORNIA DEPARTMENT OF WATER RESOURCES+/-ss                                0.30         05/01/2020          107,852
     148,297  CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss                        0.20         11/01/2026          148,297
     148,297  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                  1.00         06/01/2028          148,297
   1,078,521  CALYON (NEW YORK)                                                            0.44         05/11/2009        1,078,521
     101,489  CHARIOT FUNDING LLC++(p)                                                     0.30         05/20/2009          101,473
     943,706  CHARIOT FUNDING LLC++(p)                                                     0.35         05/06/2009          943,660
   1,608,984  CHEYNE FINANCE LLC+++/-####(a)(i)                                            0.00         02/25/2008           26,548
   1,238,754  CHEYNE FINANCE LLC+++/-####(a)(i)                                            0.00         05/19/2008           20,439
     224,117  CIESCO LLC++                                                                 0.35         05/07/2009          224,104
     620,150  CLIPPER RECEIVABLES CORPORATION++(p)                                         0.50         05/07/2009          620,098
      71,385  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                    1.55         10/01/2038           71,385
     215,704  COOK COUNTY IL+/-ss                                                          1.00         11/01/2030          215,704
     485,335  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                 2.65         12/15/2037          485,335

             30 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

COMMON STOCK FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    323,556  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MONEY MARKET SECURITIES (MATURITY VALUE $323,559)                       0.30%       05/01/2009   $      323,556
     943,706  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.45        05/04/2009          943,706
     485,335  EBBETS FUNDING LLC++(p)                                                       0.50        05/04/2009          485,314
     202,223  EBBETS FUNDING LLC++(p)                                                       0.50        05/05/2009          202,212
     835,854  EDISON ASSET SECURITIZATION LLC++(p)                                          0.32        05/07/2009          835,810
     188,741  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/05/2009          188,731
     161,778  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/06/2009          161,767
     323,556  FAIRWAY FINANCE CORPORATION(p)                                                0.32        05/04/2009          323,548
     733,395  FAIRWAY FINANCE CORPORATION                                                   0.35        05/04/2009          733,373
     674,319  FALCON ASSET SECURITIZATION CORPORATION++(p)                                  0.30        05/15/2009          674,240
     935,617  GDF SUEZ++                                                                    0.30        05/27/2009          935,415
      80,889  GDF SUEZ++                                                                    0.31        05/22/2009           80,874
     889,780  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.34        05/27/2009          889,562
     380,934  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY MORTGAGE BACKED SECURITIES (MATURITY VALUE $380,936)                    0.17        05/01/2009          380,934
   5,839,520  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009        1,966,166
      44,489  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         3.20        11/01/2042           44,489
     404,446  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.75        05/15/2034          404,446
     647,113  HSBC USA INCORPORATED                                                         0.28        05/15/2009          647,042
     134,815  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.55        07/01/2029          134,815
      53,926  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            1.40        01/01/2018           53,926
     566,224  INTERNATIONALE NEDERLANDEN US FUND                                            0.25        05/04/2009          566,212
     808,891  INTESA SANPAOLO (NEW YORK)+/-                                                 1.05        05/22/2009          809,089
     377,482  IRISH LIFE & PERMANENT PLC++                                                  0.70        05/05/2009          377,453
   1,051,558  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.30        05/21/2009        1,051,383
   1,159,411  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED
                 BY US TREASURY SECURITIES (MATURITY VALUE $1,159,419)                      0.24        05/01/2009        1,159,411
      80,889  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        1.40        04/15/2025           80,889
     674,076  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.84        05/28/2009          673,651
     129,881  KITTY HAWK FUNDING CORPORATION++(p)                                           0.35        05/05/2009          129,876
     404,446  LMA AMERICAS LLC++(p)                                                         0.40        05/28/2009          404,324
     896,521  MASSACHUSETTS HEFA+/-ss                                                       0.45        10/01/2034          896,521
     943,706  MATCHPOINT MASTER TRUST++(p)                                                  0.37        05/27/2009          943,454
     269,630  MATCHPOINT MASTER TRUST++(p)                                                  0.40        05/18/2009          269,579
     115,941  MISSISSIPPI STATE GO+/-ss                                                     4.50        11/01/2028          115,941
     107,852  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.45        02/01/2036          107,852
   1,159,411  NATIONWIDE BUILDING SOCIETY++                                                 0.49        05/07/2009        1,159,316
     458,372  NATIXIS                                                                       0.27        05/05/2009          458,372
      53,926  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.75        01/01/2018           53,926
   1,078,521  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.55        05/15/2009        1,078,291
     575,391  NORDEA NORTH AMERICA INCORPORATED                                             0.32        05/12/2009          575,335
     175,260  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.62        01/01/2034          175,260
     221,097  PARK AVENUE RECEIVABLES CORPORATION++##(p)                                    0.33        05/05/2009          221,089
   1,186,374  PRUDENTIAL PLC++                                                              0.65        05/15/2009        1,186,074
   1,078,521  RANGER FUNDING CORPORATION++(p)                                               0.35        05/11/2009        1,078,417
     176,230  REGENCY MARKETS #1 LLC++(p)                                                   0.35        05/01/2009          176,230
     647,113  REGENCY MARKETS #1 LLC++(p)                                                   0.43        05/14/2009          647,012
     377,482  REGENCY MARKETS #1 LLC++(p)                                                   0.44        05/18/2009          377,404
      26,963  ROMULUS FUNDING CORPORATION                                                   0.70        05/04/2009           26,961
     269,630  ROMULUS FUNDING CORPORATION(p)                                                0.77        05/04/2009          269,613
     161,778  ROYAL BANK OF SCOTLAND PLC                                                    0.39        05/26/2009          161,734
     458,372  SALISBURY RECEIVABLES COMPANY++(p)                                            0.34        05/20/2009          458,289
     781,928  SALISBURY RECEIVABLES COMPANY++(p)                                            0.37        05/28/2009          781,711
   1,024,595  SOCIETE GENERALE NORTH AMERICA                                                0.35        05/29/2009        1,024,316

             Wells Fargo Advantage Small and Mid Cap Stock Funds 31


Portfolio of Investments--April 30, 2009 (Unaudited)

COMMON STOCK FUND

 PRINCIPAL    SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$     53,926  STARBIRD FUNDING CORPORATION++(p)                                             0.35%       05/04/2009   $       53,925
     660,594  STARBIRD FUNDING CORPORATION++(p)                                             0.50        05/14/2009          660,475
     404,446  STATE STREET CORPORATION                                                      0.25        05/04/2009          404,437
     808,891  SURREY FUNDING CORPORATION++(p)                                               0.47        05/06/2009          808,838
   1,132,447  SVENSKA HANDELSBANKEN INCORPORATED                                            0.34        05/20/2009        1,132,244
     703,681  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.40        05/18/2009          703,548
     127,158  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.45        05/15/2009          127,135
     269,630  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.32        05/29/2009          269,563
     134,815  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.36        05/07/2009          134,807
     929,011  TULIP FUNDING CORPORATION++(p)                                                0.43        05/18/2009          928,826
     178,819  TULIP FUNDING CORPORATION++(p)                                                0.45        05/07/2009          178,805
     242,667  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.55        07/01/2032          242,667
   1,105,484  UBS AG (STAMFORD)                                                             0.52        05/29/2009        1,105,484
   1,024,595  UNICREDITO ITALIANO (NEW YORK)                                                0.61        05/29/2009        1,024,603
      80,889  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.75        12/15/2040           80,889
     350,519  VERSAILLES CP LLC++(p)                                                        0.50        05/06/2009          350,495
     107,852  VERSAILLES CP LLC++(p)                                                        0.60        05/04/2009          107,847
   2,185,585  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.27        07/28/2008          961,657
   1,269,188  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.30        08/07/2008          558,443
   1,554,226  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.02        04/03/2008          683,859
   2,522,707  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.03        02/15/2008        1,109,991
   2,484,950  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         0.98        02/22/2008        1,885,331
                                                                                                                         57,886,403
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $74,745,544)                                                               70,828,659
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 9.82%
  64,518,006  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               64,518,006
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $64,518,006)                                                                          64,518,006
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $782,667,833)*                                                                      112.50%                    $  739,450,400
OTHER ASSETS AND LIABILITIES, NET                                                         (12.50)                       (82,164,075)
                                                                                          ------                     --------------
TOTAL NET ASSETS                                                                          100.00%                    $  657,286,325
                                                                                          ------                     --------------

             32 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

COMMON STOCK FUND

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Security of an affiliate of the fund with a cost of $64,518,006.

* Cost for federal income tax purposes is $792,039,293 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  81,242,594
Gross unrealized depreciation                 (133,831,487)
                                             -------------
Net unrealized appreciation (depreciation)   $ (52,588,893)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 33


Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 95.17%
AMUSEMENT & RECREATION SERVICES: 2.20%
      74,713  WMS INDUSTRIES INCORPORATED<<+                                                                         $    2,399,034
                                                                                                                     --------------
APPAREL & ACCESSORY STORES: 0.73%
      27,200  PHILLIPS-VAN HEUSEN CORPORATION+                                                                              789,616
                                                                                                                     --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.49%
      37,100  ADVANCE AUTO PARTS INCORPORATED+                                                                            1,623,125
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 1.18%
      56,240  WRIGHT EXPRESS CORPORATION+                                                                                 1,286,771
                                                                                                                     --------------
BIOPHARMACEUTICALS: 0.95%
      33,400  VERTEX PHARMACEUTICALS INCORPORATED<<+                                                                      1,029,388
                                                                                                                     --------------
BUSINESS SERVICES: 12.17%
     153,600  ACTIVISION BLIZZARD INCORPORATED+                                                                           1,654,272
      47,100  ALLIANCE DATA SYSTEMS CORPORATION<<+                                                                        1,972,077
      65,700  COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION CLASS A<<+                                                       1,628,703
     124,339  GARTNER INCORPORATED                                                                                        1,679,820
      33,300  JUNIPER NETWORKS INCORPORATED+                                                                                720,945
     241,400  LAWSON SOFTWARE INCORPORATED+                                                                               1,301,146
     170,939  OMNITURE INCORPORATED<<+                                                                                    2,105,968
     112,177  TELETECH HOLDINGS INCORPORATED+                                                                             1,488,589
      56,300  TOTAL SYSTEM SERVICES INCORPORATED<<+                                                                         702,061
                                                                                                                         13,253,581
                                                                                                                     --------------
CASINO & GAMING: 0.78%
      24,900  PENN NATIONAL GAMING INCORPORATED+                                                                            847,098
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 10.35%
      29,600  CELANESE CORPORATION CLASS A<<+                                                                               616,864
      66,200  ECOLAB INCORPORATED                                                                                         2,552,010
      64,500  FOREST LABORATORIES INCORPORATED+                                                                           1,399,005
      52,118  INVERNESS MEDICAL INNOVATIONS INCORPORATED<<+                                                               1,682,890
     151,200  MYLAN LABORATORIES INCORPORATED<<+                                                                          2,003,400
      31,700  PERRIGO COMPANY<<                                                                                             821,664
      58,700  SHIRE PLC ADR<<                                                                                             2,187,749
                                                                                                                         11,263,582
                                                                                                                     --------------
COMMUNICATIONS: 6.74%
      17,300  EQUINIX INCORPORATED<<+                                                                                     1,214,979
     293,699  LIVE NATION INCORPORATED<<+                                                                                 1,148,363
     157,074  NII HOLDINGS INCORPORATED+                                                                                  2,538,316
      96,700  SBA COMMUNICATIONS CORPORATION CLASS A<<+                                                                   2,436,840
                                                                                                                          7,338,498
                                                                                                                     --------------
E-COMMERCE/SERVICES: 0.98%
      11,000  PRICELINE.COM INCORPORATED<<+                                                                               1,067,990
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.55%
      19,800  P.F. CHANG'S CHINA BISTRO INCORPORATED<<+                                                                     597,564
                                                                                                                     --------------
EDUCATIONAL SERVICES: 2.30%
      23,900  APOLLO GROUP INCORPORATED CLASS A+                                                                          1,504,505
       5,300  STRAYER EDUCATION INCORPORATED<<                                                                            1,003,873
                                                                                                                          2,508,378
                                                                                                                     --------------

             34 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 10.00%
      23,536  ACUITY BRANDS INCORPORATED<<                                                                           $      676,425
      27,200  DOLBY LABORATORIES INCORPORATED CLASS A+                                                                    1,091,536
      41,000  INTERSIL CORPORATION CLASS A+                                                                                 475,600
     138,752  MICROSEMI CORPORATION                                                                                       1,862,052
     257,200  PMC-SIERRA INCORPORATED<<                                                                                   2,037,024
      15,000  SILICON LABORATORIES INCORPORATED+                                                                            498,900
     141,250  SOLERA HOLDINGS INCORPORATED+                                                                               3,223,325
      33,000  THOMAS & BETTS CORPORATION+                                                                                 1,026,960
                                                                                                                         10,891,822
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 7.63%
      16,600  GEN-PROBE INCORPORATED+                                                                                       799,456
      56,000  IHS INCORPORATED+                                                                                           2,316,160
     165,071  RESOURCES CONNECTION INCORPORATED<<+                                                                        3,227,138
      29,000  URS CORPORATION+                                                                                            1,277,740
      12,846  WATSON WYATT & COMPANY HOLDINGS                                                                               681,480
                                                                                                                          8,301,974
                                                                                                                     --------------
GENERAL MERCHANDISE STORES: 0.28%
      11,000  BIG LOTS INCORPORATED+                                                                                        304,040
                                                                                                                     --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.24%
       8,700  BED BATH & BEYOND INCORPORATED+                                                                               264,654
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.92%
     128,100  LAS VEGAS SANDS CORPORATION<<+                                                                              1,001,742
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 4.54%
      73,800  ACTUANT CORPORATION CLASS A<<+                                                                                904,788
      56,000  GAMESTOP CORPORATION CLASS A<<+                                                                             1,688,960
      54,902  GARDNER DENVER INCORPORATED<<+                                                                              1,461,491
      50,700  SCIENTIFIC GAMES CORPORATION CLASS A+                                                                         886,743
                                                                                                                          4,941,982
                                                                                                                     --------------
INSURANCE CARRIERS: 0.78%
      28,300  THE HANOVER INSURANCE GROUP INCORPORATED                                                                      848,434
                                                                                                                     --------------
LEGAL SERVICES: 1.47%
      29,128  FTI CONSULTING INCORPORATED<<+                                                                              1,598,545
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 4.39%
     195,900  BOSTON SCIENTIFIC CORPORATION+                                                                              1,647,519
      16,800  COVIDIEN LIMITED                                                                                              554,064
      35,100  DENTSPLY INTERNATIONAL INCORPORATED<<+                                                                      1,004,562
      19,400  RESMED INCORPORATED+                                                                                          745,930
      25,078  VARIAN INCORPORATED+                                                                                          828,076
                                                                                                                          4,780,151
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.78%
      25,400  VARIAN MEDICAL SYSTEMS INCORPORATED+                                                                          847,598
                                                                                                                     --------------
MEDICAL MANAGEMENT SERVICES: 0.73%
      50,100  COVENTRY HEALTH CARE INCORPORATED+                                                                            797,091
                                                                                                                     --------------
MISCELLANEOUS RETAIL: 0.55%
      31,600  DICK'S SPORTING GOODS INCORPORATED<<+                                                                         600,400
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 35


Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MOTION PICTURES: 1.62%
     121,635  NATIONAL CINEMEDIA INCORPORATED                                                                        $    1,767,357
                                                                                                                     --------------
OIL & GAS EXTRACTION: 8.26%
      52,600  CONCHO RESOURCES INCORPORATED+                                                                              1,442,292
      27,600  HELMERICH & PAYNE INCORPORATED<<                                                                              850,632
      38,900  NOBLE CORPORATION+                                                                                          1,063,137
     124,000  PETROHAWK ENERGY CORPORATION+                                                                               2,926,400
      47,050  RANGE RESOURCES CORPORATION                                                                                 1,880,589
      25,500  WHITING PETROLEUM CORPORATION+                                                                                835,380
                                                                                                                          8,998,430
                                                                                                                     --------------
PERSONAL SERVICES: 1.13%
      49,300  WEIGHT WATCHERS INTERNATIONAL INCORPORATED<<+                                                               1,226,584
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.94%
      61,498  VISTAPRINT LIMITED+                                                                                         2,112,456
                                                                                                                     --------------
REAL ESTATE: 0.93%
     135,130  CB RICHARD ELLIS GROUP INCORPORATED CLASS A<<+                                                              1,013,475
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.67%
      26,900  LAZARD LIMITED                                                                                                734,370
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.67%
      30,100  OWENS-ILLINOIS INCORPORATED+                                                                                  734,139
                                                                                                                     --------------
THEATERS & ENTERTAINMENT: 1.60%
     133,100  REGAL ENTERTAINMENT GROUP CLASS A<<                                                                         1,738,286
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 3.12%
      58,200  ITT CORPORATION                                                                                             2,386,782
      30,100  POLARIS INDUSTRIES INCORPORATED                                                                             1,006,845
                                                                                                                          3,393,627
                                                                                                                     --------------
TRANSPORTATION SERVICES: 0.67%
      53,900  UTI WORLDWIDE INCORPORATED                                                                                    725,494
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.80%
      20,300  AIRGAS INCORPORATED                                                                                           875,336
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 1.03%
      54,600  PATTERSON COMPANIES INCORPORATED<<+                                                                         1,117,116
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $122,721,482)                                                                                 103,619,728
                                                                                                                     --------------
RIGHTS: 0.00%
      31,200  SEAGATE TECHNOLOGY RIGHTS+(a)(i)                                                                                    0
TOTAL RIGHTS (COST $0)                                                                                                            0
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 30.78%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 6.03%
   1,642,182  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            1,642,182
   1,642,182  BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                                1,642,182
   1,642,182  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                  1,642,182
   1,642,182  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       1,642,182
                                                                                                                          6,568,728
                                                                                                                     --------------

             36 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP GROWTH FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS: 24.75%
$    205,273  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                                 0.55%       05/07/2009   $      205,273
     205,273  ALPINE SECURITIZATION CORPORATION++(p)                                        0.37        05/05/2009          205,264
      68,424  AMSTEL FUNDING CORPORATION++(p)                                               2.10        05/18/2009           68,356
      68,424  AMSTERDAM FUNDING CORPORATION++(p)                                            0.40        05/11/2009           68,417
     218,958  ANTALIS US FUNDING CORPORATION++(p)                                           0.47        05/22/2009          218,898
     615,818  ASB FINANCE LIMITED (LONDON)++                                                0.24        05/07/2009          615,793
     164,218  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.32        05/21/2009          164,189
     410,545  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.35        05/14/2009          410,494
   1,026,364  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $1,026,369)                     0.18        05/01/2009        1,026,364
   1,231,636  BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE $1,231,645)            0.25        05/01/2009        1,231,636
     478,970  BARTON CAPITAL CORPORATION++(p)                                               0.33        05/08/2009          478,939
     106,058  BNP PARIBAS                                                                   0.46        05/01/2009          106,058
     478,970  BNP PARIBAS (NEW YORK)                                                        0.91        05/05/2009          478,996
     342,121  BRYANT BANK FUNDING LLC++(p)                                                  0.33        05/26/2009          342,043
     240,361  BRYANT BANK FUNDING LLC++(p)                                                  0.35        05/19/2009          240,319
     314,751  CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE PREVOYANCE                       0.23        05/04/2009          314,751
      54,739  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027           54,739
      54,739  CALIFORNIA DEPARTMENT OF WATER RESOURCES+/-ss                                 0.30        05/01/2020           54,739
      75,267  CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss                         0.20        11/01/2026           75,267
      75,267  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   1.00        06/01/2028           75,267
     547,394  CALYON (NEW YORK)                                                             0.44        05/11/2009          547,394
      51,510  CHARIOT FUNDING LLC++(p)                                                      0.30        05/20/2009           51,502
     478,970  CHARIOT FUNDING LLC++(p)                                                      0.35        05/06/2009          478,946
     273,510  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008            4,513
     210,575  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        05/19/2008            3,474
     113,748  CIESCO LLC++                                                                  0.35        05/07/2009          113,742
     314,751  CLIPPER RECEIVABLES CORPORATION++(p)                                          0.50        05/07/2009          314,725
      36,231  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.55        10/01/2038           36,231
     109,479  COOK COUNTY IL+/-ss                                                           1.00        11/01/2030          109,479
     246,327  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.65        12/15/2037          246,327
     164,218  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MONEY MARKET SECURITIES (MATURITY VALUE $164,219)                          0.30        05/01/2009          164,218
     478,970  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.45        05/04/2009          478,970
     246,327  EBBETS FUNDING LLC++(p)                                                       0.50        05/04/2009          246,317
     102,636  EBBETS FUNDING LLC++(p)                                                       0.50        05/05/2009          102,631
     424,230  EDISON ASSET SECURITIZATION LLC++(p)                                          0.32        05/07/2009          424,208
      95,794  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/05/2009           95,789
      82,109  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/06/2009           82,103
     164,218  FAIRWAY FINANCE CORPORATION(p)                                                0.32        05/04/2009          164,214
     372,228  FAIRWAY FINANCE CORPORATION                                                   0.35        05/04/2009          372,217
     342,244  FALCON ASSET SECURITIZATION CORPORATION++(p)                                  0.30        05/15/2009          342,204
     474,864  GDF SUEZ++                                                                    0.30        05/27/2009          474,761
      41,055  GDF SUEZ++                                                                    0.31        05/22/2009           41,047
     451,600  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.34        05/27/2009          451,489
     193,340  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $193,341)                       0.17        05/01/2009          193,340
     992,655  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009          334,227
      22,580  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         3.20        11/01/2042           22,580
     205,273  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.75        05/15/2034          205,273
     328,436  HSBC USA INCORPORATED                                                         0.28        05/15/2009          328,401
      68,424  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.55        07/01/2029           68,424
      27,370  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            1.40        01/01/2018           27,370
     287,382  INTERNATIONALE NEDERLANDEN US FUND                                            0.25        05/04/2009          287,376
     410,545  INTESA SANPAOLO (NEW YORK)+/-                                                 1.05        05/22/2009          410,646

             Wells Fargo Advantage Small and Mid Cap Stock Funds 37


Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP GROWTH FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE      VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    191,588  IRISH LIFE & PERMANENT PLC++                                                  0.70%       05/05/2009   $      191,573
     533,709  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.30        05/21/2009          533,620
     588,448  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 US TREASURY SECURITIES (MATURITY VALUE $588,452)                           0.24        05/01/2009          588,448
      41,055  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        1.40        04/15/2025           41,055
     342,121  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.84        05/28/2009          341,906
      65,920  KITTY HAWK FUNDING CORPORATION++(p)                                           0.35        05/05/2009           65,917
     205,273  LMA AMERICAS LLC++(p)                                                         0.40        05/28/2009          205,211
     455,021  MASSACHUSETTS HEFA+/-ss                                                       0.45        10/01/2034          455,021
     478,970  MATCHPOINT MASTER TRUST++(p)                                                  0.37        05/27/2009          478,842
     136,848  MATCHPOINT MASTER TRUST++(p)                                                  0.40        05/18/2009          136,823
      58,845  MISSISSIPPI STATE GO+/-ss                                                     4.50        11/01/2028           58,845
      54,739  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.45        02/01/2036           54,739
     588,448  NATIONWIDE BUILDING SOCIETY++                                                 0.49        05/07/2009          588,400
     232,642  NATIXIS                                                                       0.27        05/05/2009          232,642
      27,370  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.75        01/01/2018           27,370
     547,394  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.55        05/15/2009          547,277
     292,035  NORDEA NORTH AMERICA INCORPORATED                                             0.32        05/12/2009          292,006
      88,952  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.62        01/01/2034           88,952
     112,216  PARK AVENUE RECEIVABLES CORPORATION++##(p)                                    0.33        05/05/2009          112,212
     602,133  PRUDENTIAL PLC++                                                              0.65        05/15/2009          601,981
     547,394  RANGER FUNDING CORPORATION++(p)                                               0.35        05/11/2009          547,341
      89,444  REGENCY MARKETS #1 LLC++(p)                                                   0.35        05/01/2009           89,444
     328,436  REGENCY MARKETS #1 LLC++(p)                                                   0.43        05/14/2009          328,385
     191,588  REGENCY MARKETS #1 LLC++(p)                                                   0.44        05/18/2009          191,548
      13,685  ROMULUS FUNDING CORPORATION                                                   0.70        05/04/2009           13,684
     136,848  ROMULUS FUNDING CORPORATION(p)                                                0.77        05/04/2009          136,840
      82,109  ROYAL BANK OF SCOTLAND PLC                                                    0.39        05/26/2009           82,087
     232,642  SALISBURY RECEIVABLES COMPANY++(p)                                            0.34        05/20/2009          232,601
     396,861  SALISBURY RECEIVABLES COMPANY++(p)                                            0.37        05/28/2009          396,750
     520,024  SOCIETE GENERALE NORTH AMERICA                                                0.35        05/29/2009          519,883
      27,370  STARBIRD FUNDING CORPORATION++(p)                                             0.35        05/04/2009           27,369
     335,279  STARBIRD FUNDING CORPORATION++(p)                                             0.50        05/14/2009          335,218
     205,273  STATE STREET CORPORATION                                                      0.25        05/04/2009          205,268
     410,545  SURREY FUNDING CORPORATION++(p)                                               0.47        05/06/2009          410,519
     574,764  SVENSKA HANDELSBANKEN INCORPORATED                                            0.34        05/20/2009          574,660
     357,147  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.40        05/18/2009          357,080
      64,538  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.45        05/15/2009           64,526
     136,848  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.32        05/29/2009          136,814
      68,424  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.36        05/07/2009           68,420
     471,511  TULIP FUNDING CORPORATION++(p)                                                0.43        05/18/2009          471,410
      90,758  TULIP FUNDING CORPORATION++(p)                                                0.45        05/07/2009           90,751
     123,164  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.55        07/01/2032          123,164
     561,079  UBS AG (STAMFORD)                                                             0.52        05/29/2009          561,079
     520,024  UNICREDITO ITALIANO (NEW YORK)                                                0.61        05/29/2009          520,028
      41,055  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.75        12/15/2040           41,055
     177,903  VERSAILLES CP LLC++(p)                                                        0.50        05/06/2009          177,891
      54,739  VERSAILLES CP LLC++(p)                                                        0.60        05/04/2009           54,737
     371,526  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.27        07/28/2008          163,471
     215,748  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.30        08/07/2008           94,929
     264,202  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.02        04/03/2008          116,249
     428,833  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.03        02/15/2008          188,686
     422,415  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         0.98        02/22/2008          320,486
                                                                                                                         26,945,153
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $34,418,029)                                                               33,513,881
                                                                                                                     --------------

             38 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                              VALUE
------------  -----------------------------------------------------------------------                                --------------
SHORT-TERM INVESTMENTS: 6.50%
   7,074,050  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                           $    7,074,050
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,074,050)                                                                            7,074,050
                                                                                                                     --------------
Total Investments in Securities
(Cost $164,213,561)*                132.45%                                                                          $  144,207,659
OTHER ASSETS AND LIABILITIES, NET   (32.45)                                                                             (35,329,344)
                                    ------                                                                           --------------
TOTAL NET ASSETS                    100.00%                                                                          $  108,878,315
                                    ------                                                                           --------------

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Security of an affiliate of the fund with a cost of $7,074,050.

* Cost for federal income tax purposes is $165,419,259 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  5,806,918
Gross unrealized depreciation                 (27,018,518)
                                             ------------
Net unrealized appreciation (depreciation)   $(21,211,600)

The accompanying notes are an integral part of these financial statements.

                          Wells Fargo Advantage Small and Mid Cap Stock Funds 39


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 97.31%
AMUSEMENT & RECREATION SERVICES: 2.19%
     406,580  WMS INDUSTRIES INCORPORATED<<+                                                                         $   13,055,284
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 1.07%
     279,919  WRIGHT EXPRESS CORPORATION+                                                                                 6,404,547
                                                                                                                     --------------
BUSINESS SERVICES: 23.26%
      79,900  ALLIANCE DATA SYSTEMS CORPORATION<<+                                                                        3,345,413
     158,184  BANKRATE INCORPORATED<<+                                                                                    3,954,600
     218,200  CYBERSOURCE CORPORATION+                                                                                    3,187,902
     236,244  FORRESTER RESEARCH INCORPORATED+                                                                            6,002,960
     635,784  GARTNER INCORPORATED                                                                                        8,589,442
   1,820,614  GLOBAL CASH ACCESS INCORPORATED+                                                                           11,051,127
     101,800  HURON CONSULTING GROUP INCORPORATED                                                                         4,881,310
   1,297,478  LAWSON SOFTWARE INCORPORATED+                                                                               6,993,406
   1,053,151  MARCHEX INCORPORATED CLASS B                                                                                4,760,243
   1,085,281  MOVE INCORPORATED+                                                                                          2,224,826
     898,323  OMNITURE INCORPORATED<<+                                                                                   11,067,339
   1,410,916  ON ASSIGNMENT INCORPORATED+                                                                                 4,966,424
     383,855  PHASE FORWARD INCORPORATED<<+                                                                               5,473,772
     908,500  SAPIENT CORPORATION+                                                                                        4,660,605
   2,393,444  SKILLSOFT PLC ADR+                                                                                         20,152,798
     923,899  SYKES ENTERPRISES INCORPORATED+                                                                            18,163,854
     554,949  SYNCHRONOSS TECHNOLOGIES INCORPORATED+                                                                      7,369,723
     583,936  TELETECH HOLDINGS INCORPORATED+                                                                             7,748,831
     452,917  THE KNOT INCORPORATED<<+                                                                                    4,107,957
                                                                                                                        138,702,532
                                                                                                                     --------------
CASINO & GAMING: 0.71%
     337,449  PINNACLE ENTERTAINMENT INCORPORATED<<                                                                       4,211,364
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 2.17%
     241,057  INVERNESS MEDICAL INNOVATIONS INCORPORATED<<+                                                               7,783,731
     501,315  NOVEN PHARMACEUTICALS INCORPORATED+                                                                         5,173,571
                                                                                                                         12,957,302
                                                                                                                     --------------
COMMUNICATIONS: 5.54%
     683,856  CBEYOND INCORPORATED<<+                                                                                    13,936,985
   1,541,844  LIVE NATION INCORPORATED<<+                                                                                 6,028,610
     244,758  LODGENET ENTERTAINMENT CORPORATION<<+                                                                         993,717
     185,100  NII HOLDINGS INCORPORATED+                                                                                  2,991,216
   1,750,611  PAETEC HOLDING CORPORATION+                                                                                 5,374,376
     146,200  SBA COMMUNICATIONS CORPORATION CLASS A<<+                                                                   3,684,240
                                                                                                                         33,009,144
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 0.91%
     292,000  FIRST COMMONWEALTH FINANCIAL CORPORATION                                                                    2,531,640
     105,441  SIGNATURE BANK+                                                                                             2,866,941
                                                                                                                          5,398,581
                                                                                                                     --------------
E-COMMERCE/SERVICES: 2.91%
   1,222,924  GSI COMMERCE INCORPORATED<<+                                                                               17,377,750
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.78%
     486,100  CKE RESTAURANTS INCORPORATED                                                                                4,651,977
                                                                                                                     --------------

             40 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
EDUCATIONAL SERVICES: 2.06%
     424,500  BRIDGEPOINT EDUCATION INCORPORATED+                                                                    $    4,605,825
     259,455  GRAND CANYON EDUCATION INCORPORATED]<<+                                                                      4,242,089
     194,800  K12 INCORPORATED<<+                                                                                         3,424,584
                                                                                                                         12,272,498
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 11.65%
     124,300  ACUITY BRANDS INCORPORATED                                                                                  3,572,382
     344,300  GREATBATCH INCORPORATED<<+                                                                                  7,244,072
   1,047,443  INFORMATION SERVICES GROUP INCORPORATED+                                                                    3,100,431
     696,059  MICROSEMI CORPORATION                                                                                       9,341,112
   1,371,850  PMC-SIERRA INCORPORATED<<                                                                                  10,865,052
     446,151  POLYPORE INTERNATIONAL INCORPORATED+                                                                        3,363,979
     137,617  POWER INTEGRATIONS INCORPORATED<<                                                                           2,931,242
      88,400  REGAL-BELOIT CORPORATION<<                                                                                  3,591,692
      81,000  SILICON LABORATORIES INCORPORATED<<+                                                                        2,694,060
     748,878  SOLERA HOLDINGS INCORPORATED+                                                                              17,089,396
      52,648  SYNAPTICS INCORPORATED+                                                                                     1,710,007
     352,529  UNIVERSAL DISPLAY CORPORATION<<+                                                                            3,980,052
                                                                                                                         69,483,477
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 4.87%
     110,485  IHS INCORPORATED<<+                                                                                         4,569,660
     293,570  NAVIGANT CONSULTING INCORPORATED+                                                                           4,318,415
     853,477  RESOURCES CONNECTION INCORPORATED<<+                                                                       16,685,475
      65,698  WATSON WYATT & COMPANY HOLDINGS                                                                             3,485,279
                                                                                                                         29,058,829
                                                                                                                     --------------
FINANCIAL INSTITUTIONS: 0.70%
     411,700  DOLLAR FINANCIAL CORPORATION<<+                                                                             4,158,170
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 0.26%
     662,902  SENOMYX INCORPORATED+                                                                                       1,544,562
                                                                                                                     --------------
HEALTH SERVICES: 1.83%
     183,254  CARDIONET INCORPORATED+                                                                                     3,802,521
     640,204  INVENTIV HEALTH INCORPORATED+                                                                               7,099,862
                                                                                                                         10,902,383
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.78%
   1,258,564  GREAT WOLF RESORTS INCORPORATED+                                                                            4,644,101
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.66%
     371,090  ACTUANT CORPORATION CLASS A<<+                                                                              4,549,563
     290,184  GARDNER DENVER INCORPORATED+                                                                                7,724,698
     267,300  SCIENTIFIC GAMES CORPORATION CLASS A<<+                                                                     4,675,077
     111,200  THE MIDDLEBY CORPORATION<<                                                                                  4,867,224
                                                                                                                         21,816,562
                                                                                                                     --------------
INSURANCE CARRIERS: 2.84%
     279,700  FIRST MERCURY FINANCIAL CORPORATION+                                                                        3,697,634
      81,737  THE NAVIGATORS GROUP INCORPORATED+                                                                          3,709,225
     350,575  TOWER GROUP INCORPORATED                                                                                    9,532,134
                                                                                                                         16,938,993
                                                                                                                     --------------
LEGAL SERVICES: 1.04%
     112,881  FTI CONSULTING INCORPORATED<<+                                                                              6,194,909
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 41


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 9.36%
     274,824  ALIGN TECHNOLOGY INCORPORATED<<+                                                                       $    3,410,566
     549,214  CELERA CORPORATION+                                                                                         4,443,141
     218,765  ESTERLINE TECHNOLOGIES CORPORATION                                                                          5,764,458
     776,467  EV3 INCORPORATED+                                                                                           6,491,264
   1,294,680  IXIA+                                                                                                       7,457,357
     305,955  SENORX INCORPORATED+                                                                                        1,116,736
     481,367  SIRONA DENTAL SYSTEMS INCORPORATED<<+                                                                       7,875,164
     361,537  SONOSITE INCORPORATED+                                                                                      6,522,127
   1,089,807  SPECTRANETICS CORPORATION+                                                                                  4,250,247
     546,842  SYMMETRY MEDICAL INCORPORATED+                                                                              3,970,073
     136,570  VARIAN INCORPORATED+                                                                                        4,509,541
                                                                                                                         55,810,674
                                                                                                                     --------------
MEDICAL MANAGEMENT SERVICES: 0.67%
     250,700  COVENTRY HEALTH CARE INCORPORATED+                                                                          3,988,637
                                                                                                                     --------------
MEDICAL PRODUCTS: 1.04%
     468,072  VOLCANO CORPORATION+                                                                                        6,173,870
                                                                                                                     --------------
METAL FABRICATE, HARDWARE: 0.48%
     206,100  CHART INDUSTRIES INCORPORATED+                                                                              2,850,363
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.55%
     864,375  SHUFFLE MASTER INCORPORATED+                                                                                3,293,269
                                                                                                                     --------------
MOTION PICTURES: 2.51%
     644,460  CINEMARK HOLDINGS INCORPORATED                                                                              5,735,694
     633,425  NATIONAL CINEMEDIA INCORPORATED                                                                             9,203,665
                                                                                                                         14,939,359
                                                                                                                     --------------
OIL & GAS EXTRACTION: 2.79%
     529,900  BRIGHAM EXPLORATION COMPANY+                                                                                1,239,966
     260,500  CONCHO RESOURCES INCORPORATED+                                                                              7,142,910
     153,030  GOODRICH PETROLEUM CORPORATION<<+                                                                           3,508,978
     256,900  VENOCO INCORPORATED+                                                                                        1,122,653
     110,900  WHITING PETROLEUM CORPORATION+                                                                              3,633,084
                                                                                                                         16,647,591
                                                                                                                     --------------
PERSONAL SERVICES: 0.85%
     203,100  WEIGHT WATCHERS INTERNATIONAL INCORPORATED+                                                                 5,053,128
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 4.71%
   1,196,416  INNERWORKINGS INCORPORATED<<+                                                                               6,041,901
     824,182  SHUTTERFLY INCORPORATED<<+                                                                                 10,557,771
     334,563  VISTAPRINT LIMITED<<+                                                                                      11,492,239
                                                                                                                         28,091,911
                                                                                                                     --------------
REAL ESTATE: 0.78%
     616,620  CB RICHARD ELLIS GROUP INCORPORATED CLASS A<<+                                                              4,624,650
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.44%
     273,805  EVERCORE PARTNERS INCORPORATED CLASS A<<                                                                    5,169,438
     835,689  GFI GROUP INCORPORATED<<                                                                                    3,409,611
                                                                                                                          8,579,049
                                                                                                                     --------------

             42 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
TRANSPORTATION EQUIPMENT: 1.52%
     149,229  POLARIS INDUSTRIES INCORPORATED                                                                        $    4,991,710
     106,900  WABTEC CORPORATION                                                                                          4,077,166
                                                                                                                          9,068,876
                                                                                                                     --------------
TRANSPORTATION SERVICES: 0.89%
     729,567  ORBITZ WORLDWIDE INCORPORATED+                                                                              1,386,177
     290,700  UTI WORLDWIDE INCORPORATED                                                                                  3,912,822
                                                                                                                          5,298,999
                                                                                                                     --------------
WHOLESALE TRADE-DURABLE GOODS: 0.49%
     171,200  LKQ CORPORATION<<+                                                                                          2,906,977
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $662,565,763)                                                                                 580,110,318
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 22.44%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 4.33%
   6,458,324   AIM STIT-LIQUID ASSETS PORTFOLIO                                                                           6,458,324
   6,458,324   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                                               6,458,324
   6,458,324   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                 6,458,324
   6,458,324   DWS MONEY MARKET SERIES INSTITUTIONAL                                                                      6,458,324
                                                                                                                         25,833,296
                                                                                                                     --------------


  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 18.11%
$    807,291  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                                 0.55%       05/07/2009          807,291
     807,291  ALPINE SECURITIZATION CORPORATION++(p)                                        0.37        05/05/2009          807,257
     269,097  AMSTEL FUNDING CORPORATION++(p)                                               2.10        05/18/2009          268,830
     269,097  AMSTERDAM FUNDING CORPORATION++(p)                                            0.40        05/11/2009          269,067
     861,110  ANTALIS US FUNDING CORPORATION++(p)                                           0.47        05/22/2009          860,874
   2,421,872  ASB FINANCE LIMITED (LONDON)++                                                0.24        05/07/2009        2,421,775
     645,832  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.32        05/21/2009          645,718
   1,614,581  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.35        05/14/2009        1,614,377
   4,036,453  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
              MORTGAGE BACKED SECURITIES (MATURITY VALUE $4,036,473)                        0.18        05/01/2009        4,036,453
   4,843,743  BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE $4,843,777)            0.25        05/01/2009        4,843,743
   1,883,678  BARTON CAPITAL CORPORATION++(p)                                               0.33        05/08/2009        1,883,557
     417,100  BNP PARIBAS                                                                   0.46        05/01/2009          417,100
   1,883,678  BNP PARIBAS (NEW YORK)                                                        0.91        05/05/2009        1,883,780
   1,345,484  BRYANT BANK FUNDING LLC++(p)                                                  0.33        05/26/2009        1,345,176
     945,283  BRYANT BANK FUNDING LLC++(p)                                                  0.35        05/19/2009          945,118
   1,237,845  CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE PREVOYANCE                       0.23        05/04/2009        1,237,845
     215,277  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027          215,277
     215,277  CALIFORNIA DEPARTMENT OF WATER RESOURCES+/-ss                                 0.30        05/01/2020          215,277
     296,007  CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss                         0.20        11/01/2026          296,007
     296,007  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   1.00        06/01/2028          296,007
   2,152,775  CALYON (NEW YORK)                                                             0.44        05/11/2009        2,152,775
     202,576  CHARIOT FUNDING LLC++(p)                                                      0.30        05/20/2009          202,544
   1,883,678  CHARIOT FUNDING LLC++(p)                                                      0.35        05/06/2009        1,883,586
   1,518,412  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008           25,054
   1,169,023  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        05/19/2008           19,289
     447,347  CIESCO LLC++                                                                  0.35        05/07/2009          447,320
   1,237,845  CLIPPER RECEIVABLES CORPORATION++(p)                                          0.50        05/07/2009        1,237,742
     142,487  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.55        10/01/2038          142,487

             Wells Fargo Advantage Small and Mid Cap Stock Funds 43


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    430,555  COOK COUNTY IL+/-ss                                                           1.00%       11/01/2030   $      430,555
     968,749  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.65        12/15/2037          968,749
     645,832  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MONEY MARKET SECURITIES (MATURITY VALUE $645,837)                          0.30        05/01/2009          645,832
   1,883,678  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.45        05/04/2009        1,883,678
     968,749  EBBETS FUNDING LLC++(p)                                                       0.50        05/04/2009          968,708
     403,645  EBBETS FUNDING LLC++(p)                                                       0.50        05/05/2009          403,623
   1,668,400  EDISON ASSET SECURITIZATION LLC++(p)                                          0.32        05/07/2009        1,668,311
     376,736  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/05/2009          376,715
     322,916  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/06/2009          322,894
     645,832  FAIRWAY FINANCE CORPORATION(p)                                                0.32        05/04/2009          645,815
   1,463,887  FAIRWAY FINANCE CORPORATION                                                   0.35        05/04/2009        1,463,844
   1,345,969  FALCON ASSET SECURITIZATION CORPORATION++(p)                                  0.30        05/15/2009        1,345,812
   1,867,532  GDF SUEZ++                                                                    0.30        05/27/2009        1,867,127
     161,458  GDF SUEZ++                                                                    0.31        05/22/2009          161,429
   1,776,039  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.34        05/27/2009        1,775,603
     760,360  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $760,364)                       0.17        05/01/2009          760,360
   5,510,806  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009        1,855,488
      88,802  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         3.20        11/01/2042           88,802
     807,291  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.75        05/15/2034          807,291
   1,291,665  HSBC USA INCORPORATED                                                         0.28        05/15/2009        1,291,524
     269,097  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.55        07/01/2029          269,097
     107,639  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            1.40        01/01/2018          107,639
   1,130,207  INTERNATIONALE NEDERLANDEN US FUND                                            0.25        05/04/2009        1,130,183
   1,614,581  INTESA SANPAOLO (NEW YORK)+/-                                                 1.05        05/22/2009        1,614,976
     753,471  IRISH LIFE & PERMANENT PLC++                                                  0.70        05/05/2009          753,413
   2,098,955  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.30        05/21/2009        2,098,606
   2,314,233  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 US TREASURY SECURITIES (MATURITY VALUE $2,314,248)                         0.24        05/01/2009        2,314,233
     161,458  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        1.40        04/15/2025          161,458
   1,345,484  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.84        05/28/2009        1,344,637
     259,248  KITTY HAWK FUNDING CORPORATION++(p)                                           0.35        05/05/2009          259,238
     807,291  LMA AMERICAS LLC++(p)                                                         0.40        05/28/2009          807,048
   1,789,494  MASSACHUSETTS HEFA+/-ss                                                       0.45        10/01/2034        1,789,494
   1,883,678  MATCHPOINT MASTER TRUST++(p)                                                  0.37        05/27/2009        1,883,175
     538,194  MATCHPOINT MASTER TRUST++(p)                                                  0.40        05/18/2009          538,092
     231,423  MISSISSIPPI STATE GO+/-ss                                                     4.50        11/01/2028          231,423
     215,277  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.45        02/01/2036          215,277
   2,314,233  NATIONWIDE BUILDING SOCIETY++                                                 0.49        05/07/2009        2,314,044
     914,929  NATIXIS                                                                       0.27        05/05/2009          914,929
     107,639  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.75        01/01/2018          107,639
   2,152,775  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.55        05/15/2009        2,152,314
   1,148,505  NORDEA NORTH AMERICA INCORPORATED                                             0.32        05/12/2009        1,148,393
     349,826  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.62        01/01/2034          349,826
     441,319  PARK AVENUE RECEIVABLES CORPORATION++##(p)                                    0.33        05/05/2009          441,303
   2,368,052  PRUDENTIAL PLC++                                                              0.65        05/15/2009        2,367,454
   2,152,775  RANGER FUNDING CORPORATION++(p)                                               0.35        05/11/2009        2,152,565
     351,763  REGENCY MARKETS #1 LLC++(p)                                                   0.35        05/01/2009          351,763
   1,291,665  REGENCY MARKETS #1 LLC++(p)                                                   0.43        05/14/2009        1,291,464
     753,471  REGENCY MARKETS #1 LLC++(p)                                                   0.44        05/18/2009          753,315
      53,819  ROMULUS FUNDING CORPORATION                                                   0.70        05/04/2009           53,816
     538,194  ROMULUS FUNDING CORPORATION(p)                                                0.77        05/04/2009          538,159
     322,916  ROYAL BANK OF SCOTLAND PLC                                                    0.39        05/26/2009          322,829
     914,929  SALISBURY RECEIVABLES COMPANY++(p)                                            0.34        05/20/2009          914,765
   1,560,762  SALISBURY RECEIVABLES COMPANY++(p)                                            0.37        05/28/2009        1,560,329

             44 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  2,045,136  SOCIETE GENERALE NORTH AMERICA                                                0.35%       05/29/2009   $    2,044,579
     107,639  STARBIRD FUNDING CORPORATION++(p)                                             0.35        05/04/2009          107,636
   1,318,575  STARBIRD FUNDING CORPORATION++(p)                                             0.50        05/14/2009        1,318,336
     807,291  STATE STREET CORPORATION                                                      0.25        05/04/2009          807,274
   1,614,581  SURREY FUNDING CORPORATION++(p)                                               0.47        05/06/2009        1,614,476
   2,260,413  SVENSKA HANDELSBANKEN INCORPORATED                                            0.34        05/20/2009        2,260,008
   1,404,578  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.40        05/18/2009        1,404,313
     253,812  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.45        05/15/2009          253,768
     538,194  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.32        05/29/2009          538,060
     269,097  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.36        05/07/2009          269,081
   1,854,346  TULIP FUNDING CORPORATION++(p)                                                0.43        05/18/2009        1,853,967
     356,930  TULIP FUNDING CORPORATION++(p)                                                0.45        05/07/2009          356,903
     484,374  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.55        07/01/2032          484,374
   2,206,594  UBS AG (STAMFORD)                                                             0.52        05/29/2009        2,206,594
   2,045,136  UNICREDITO ITALIANO (NEW YORK)                                                0.61        05/29/2009        2,045,152
     161,458  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.75        12/15/2040          161,458
     699,652  VERSAILLES CP LLC++(p)                                                        0.50        05/06/2009          699,603
     215,277  VERSAILLES CP LLC++(p)                                                        0.60        05/04/2009          215,267
   2,062,556  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.27        07/28/2008          907,525
   1,197,744  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.30        08/07/2008          527,007
   1,466,736  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.02        04/03/2008          645,364
   2,380,701  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.03        02/15/2008        1,047,508
   2,345,069  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         0.98        02/22/2008        1,779,204
                                                                                                                        107,953,839
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $138,274,594)                                                             133,787,135
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 3.30%
  19,701,816  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               19,701,816
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $19,701,816)                                                                          19,701,816
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $820,542,173)*                                                           123.05%                               $  733,599,269
OTHER ASSETS AND LIABILITIES, NET                                              (23.05)                                 (137,423,262)
                                                                               ------                                --------------
TOTAL NET ASSETS                                                               100.00%                               $  596,176,007
                                                                               ------                                --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 45


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP GROWTH FUND

----------
<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $19,701,816.

* Cost for federal income tax purposes is $840,205,728 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  43,901,028
Gross unrealized depreciation                 (150,507,487)
                                             -------------
Net unrealized appreciation (depreciation)   $(106,606,459)

The accompanying notes are an integral part of these financial statements.

             46 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 88.66%
APPAREL & ACCESSORY STORES: 0.97%
     179,500  CHILDREN'S PLACE RETAIL STORES INCORPORATED<<                                                          $    5,104,980
                                                                                                                     --------------
AUTOMOTIVE REPAIR, SERVICES & PARKING: 0.61%
     209,600  STANDARD PARKING CORPORATION+                                                                               3,194,304
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.50%
     149,800  PERINI CORPORATION<<                                                                                        2,591,540
                                                                                                                     --------------
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 0.83%
     452,800  CENTRAL GARDEN & PET COMPANY<<+                                                                             4,355,936
                                                                                                                     --------------
BUSINESS SERVICES: 13.92%
     439,100  ARIBA INCORPORATED+                                                                                         4,219,751
     492,500  ASPEN TECHNOLOGY INCORPORATED+                                                                              3,821,800
      69,500  CAPELLA EDUCATION COMPANY<<+                                                                                3,570,910
     284,000  COMSCORE INCORPORATED                                                                                       3,623,840
     217,300  F5 NETWORKS INCORPORATED<<+                                                                                 5,925,771
     655,900  GARTNER INCORPORATED                                                                                        8,861,209
     111,850  H&E EQUIPMENT SERVICES INCORPORATED                                                                           842,231
     228,500  HEALTHCARE SERVICES GROUP                                                                                   4,085,580
     113,700  HMS HOLDINGS CORPORATION                                                                                    3,408,726
     173,700  HURON CONSULTING GROUP INCORPORATED<<                                                                       8,328,915
     429,200  INFORMATICA CORPORATION<<                                                                                   6,824,280
     735,800  INTERNAP NETWORK SERVICES                                                                                   2,045,524
     145,600  LAMAR ADVERTISING COMPANY CLASS A<<                                                                         2,460,640
     418,600  ONLINE RESOURCES CORPORATION                                                                                1,795,794
     455,300  PARAMETRIC TECHNOLOGY CORPORATION                                                                           5,076,595
     186,200  RENT-A-CENTER INCORPORATED+                                                                                 3,584,350
     816,800  SONICWALL INCORPORATED+                                                                                     4,435,224
                                                                                                                         72,911,140
                                                                                                                     --------------
CASINO & GAMING: 0.48%
     202,100  PINNACLE ENTERTAINMENT INCORPORATED<<                                                                       2,522,208
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 3.65%
     450,000  CABOT CORPORATION<<                                                                                         6,570,000
      25,000  DENDREON CORPORATION                                                                                          530,000
      46,800  IMMUCOR INCORPORATED                                                                                          762,372
     236,000  NBTY INCORPORATED                                                                                           6,114,760
     412,200  NOVA CHEMICALS CORPORATION<<                                                                                2,378,394
     106,300  PERRIGO COMPANY                                                                                             2,755,296
                                                                                                                         19,110,822
                                                                                                                     --------------
COMMUNICATIONS: 0.64%
     549,800  CLEAR CHANNEL OUTDOOR HOLDINGS INCORPORATED+                                                                2,111,232
     100,300  SYNIVERSE HOLDINGS INCORPORATED+                                                                            1,263,780
                                                                                                                          3,375,012
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 5.70%
      64,300  BANK OF HAWAII CORPORATION<<+                                                                               2,259,502
      71,200  BERKSHIRE HILLS BANCORP INCORPORATED+                                                                       1,606,272
     300,000  BROOKLINE BANCORP INCORPORATED+                                                                             2,976,000
      72,397  CULLEN FROST BANKERS INCORPORATED                                                                           3,409,175
     307,810  CVB FINANCIAL CORPORATION<<+                                                                                1,849,938
     525,100  EURONET WORLDWIDE INCORPORATED<<+                                                                           8,496,118

             Wells Fargo Advantage Small and Mid Cap Stock Funds 47


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
DEPOSITORY INSTITUTIONS (continued)
      79,200  SVB FINANCIAL GROUP                                                                                    $    1,644,192
     142,400  WESTAMERICA BANCORPORATION                                                                                  7,636,912
                                                                                                                         29,878,109
                                                                                                                     --------------
EATING & DRINKING PLACES: 0.12%
      57,200  SONIC CORPORATION<<+                                                                                          624,624
                                                                                                                     --------------
ELECTRIC, GAS & SANITARY SERVICES: 6.31%
      97,400  CLEAN HARBORS INCORPORATED<<                                                                                4,879,740
     112,000  CLECO CORPORATION+                                                                                          2,362,080
     213,500  NORTHWESTERN CORPORATION                                                                                    4,466,420
     235,800  PORTLAND GENERAL ELECTRIC COMPANY                                                                           4,308,066
     116,300  UIL HOLDINGS CORPORATION<<                                                                                  2,685,367
     120,800  UNISOURCE ENERGY CORPORATION<<                                                                              3,179,456
     433,650  WASTE CONNECTIONS INCORPORATED+                                                                            11,179,497
                                                                                                                         33,060,626
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 5.00%
   1,163,200  ANADIGICS INCORPORATED<<+                                                                                   3,512,864
     617,500  ATMEL CORPORATION+                                                                                          2,371,200
     405,200  HARMONIC INCORPORATED+                                                                                      2,970,116
     356,000  PMC-SIERRA INCORPORATED<<                                                                                   2,819,520
      97,100  QLOGIC CORPORATION                                                                                          1,376,878
     226,700  SEMTECH CORPORATION+                                                                                        3,269,014
      82,300  STANDARD MICROSYSTEMS CORPORATION+                                                                          1,305,278
     660,200  VISHAY INTERTECHNOLOGY INCORPORATED+                                                                        3,875,374
     406,600  VOLTERRA SEMICONDUCTOR CORPORATION+                                                                         4,671,834
                                                                                                                         26,172,078
                                                                                                                     --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 2.07%
     339,100  GENPACT LIMITED+                                                                                            3,038,336
     563,400  LEXICON GENETICS INCORPORATED<<                                                                               619,740
     169,300  LUMINEX CORPORATION<<+                                                                                      2,778,213
     139,700  SEATTLE GENETICS INCORPORATED<<+                                                                            1,289,431
      58,600  WATSON WYATT & COMPANY HOLDINGS                                                                             3,108,730
                                                                                                                         10,834,450
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 2.84%
      64,900  BOSTON BEER COMPANY INCORPORATED<<+                                                                         1,726,340
      60,500  DIAMOND FOODS INCORPORATED                                                                                  1,584,495
     157,600  SANDERSON FARMS INCORPORATED                                                                                6,288,240
     232,600  UNITED NATURAL FOODS INCORPORATED<<+                                                                        5,298,628
                                                                                                                         14,897,703
                                                                                                                     --------------
HEALTH SERVICES: 2.59%
     245,000  AMSURG CORPORATION+                                                                                         5,032,300
      80,500  ATHENAHEALTH INCORPORATED<<+                                                                                2,559,900
     362,500  HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A+                                                         1,692,875
     381,800  SKILLED HEALTHCARE GROUP INCORPORATED+                                                                      3,333,114
     110,300  SUN HEALTHCARE GROUP INCORPORATED+                                                                            934,241
                                                                                                                         13,552,430
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.55%
      50,400  DIGITAL REALITY TRUST INCORPORATED<<                                                                        1,814,904
     223,600  INVESTORS REAL ESTATE TRUST<<                                                                               2,068,300

             48 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
HOLDING & OTHER INVESTMENT OFFICES (continued)
     239,200  NATIONAL RETAIL PROPERTIES INCORPORATED                                                                $    4,243,408
                                                                                                                          8,126,612
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 1.19%
     450,800  HOME INNS & HOTELS MANAGEMENT ADR<<                                                                         6,212,024
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 6.28%
      89,200  ACTUANT CORPORATION CLASS A+                                                                                1,093,592
      65,900  DRESSER-RAND GROUP INCORPORATED                                                                             1,623,117
     164,400  EMULEX CORPORATION                                                                                          1,721,268
     202,600  IDEX CORPORATION                                                                                            5,115,650
     404,700  INTERMEC INCORPORATED+                                                                                      4,888,776
      40,100  NORDSON CORPORATION<<                                                                                       1,454,828
     112,900  SCANSOURCE INCORPORATED+                                                                                    2,789,759
     647,600  SCIENTIFIC GAMES CORPORATION CLASS A+                                                                      11,326,524
     157,229  SHAW INDUSTRIES LIMITED CLASS A                                                                             2,872,364
                                                                                                                         32,885,878
                                                                                                                     --------------
INSURANCE CARRIERS: 4.96%
     121,000  AMERIGROUP CORPORATION+                                                                                     3,614,270
     268,047  ARGO GROUP INTERNATIONAL HOLDINGS LIMITED                                                                   7,502,636
     102,500  CENTENE CORPORATION                                                                                         1,882,925
     708,300  CONSECO INCORPORATED+                                                                                       1,133,280
     373,100  REINSURANCE GROUP OF AMERICA INCORPORATED                                                                  11,860,849
                                                                                                                         25,993,960
                                                                                                                     --------------
JUSTICE, PUBLIC ORDER & SAFETY: 1.27%
     401,100  GEO GROUP INCORPORATED<<+                                                                                   6,670,293
                                                                                                                     --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 5.80%
     803,900  BRUKER BIOSCIENCES CORPORATION<<+                                                                           5,289,662
     294,200  CEPHEID INCORPORATED<<+                                                                                     2,853,740
     151,900  COOPER COMPANIES INCORPORATED<<                                                                             4,367,125
     202,400  FEI COMPANY<<                                                                                               3,477,232
      59,800  HAEMONETICS CORPORATION+                                                                                    3,087,474
     200,400  ROFIN-SINAR TECHNOLOGIES INCORPORATED+                                                                      4,270,524
      64,200  TECHNE CORPORATION                                                                                          3,673,524
     305,600  VEECO INSTRUMENTS INCORPORATED<<+                                                                           2,212,544
     287,600  VIVUS INCORPORATED+                                                                                         1,153,276
                                                                                                                         30,385,101
                                                                                                                     --------------
MEDICAL EQUIPMENT & SUPPLIES: 2.02%
     729,600  PSS WORLD MEDICAL INCORPORATED<<                                                                           10,593,792
                                                                                                                     --------------
MEDICAL PRODUCTS: 0.21%
      83,100  VOLCANO CORPORATION+                                                                                        1,096,089
                                                                                                                     --------------
METAL MINING: 0.89%
     155,700  PAN AMERICAN SILVER CORPORATION<<                                                                           2,565,936
      57,400  ROYAL GOLD INCORPORATED<<                                                                                   2,075,584
                                                                                                                          4,641,520
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.67%
     237,000  CENTRAL GARDEN & PET COMPANY CLASS A+                                                                       2,149,590

             Wells Fargo Advantage Small and Mid Cap Stock Funds 49


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES (continued)
     360,000  SHUFFLE MASTER INCORPORATED+                                                                           $    1,371,600
                                                                                                                          3,521,190
                                                                                                                     --------------
OIL & GAS EXTRACTION: 3.89%
     544,021  GALLEON ENERGY INCORPORATED A                                                                               2,160,948
     208,500  GOODRICH PETROLEUM CORPORATION<<+                                                                           4,780,905
     482,500  KEY ENERGY SERVICES INCORPORATED+                                                                           2,118,175
     265,100  PLAINS EXPLORATION & PRODUCTION COMPANY                                                                     5,002,437
     354,000  ST. MARY LAND & EXPLORATION COMPANY                                                                         6,325,980
                                                                                                                         20,388,445
                                                                                                                     --------------
PAPER & ALLIED PRODUCTS: 1.35%
     223,500  SONOCO PRODUCTS COMPANY                                                                                     5,455,635
     184,900  WAUSAU PAPER CORPORATION                                                                                    1,614,177
                                                                                                                          7,069,812
                                                                                                                     --------------
PERSONAL SERVICES: 0.59%
     162,400  REGIS CORPORATION<<                                                                                         3,108,336
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 0.61%
     110,600  BRUSH ENGINEERED MATERIALS INCORPORATED<<+                                                                  1,871,352
      27,000  SCHNITZER STEEL INDUSTRY<<                                                                                  1,338,120
                                                                                                                          3,209,472
                                                                                                                     --------------
RAILROAD TRANSPORTATION: 0.71%
     245,000  KANSAS CITY SOUTHERN<<                                                                                      3,736,250
                                                                                                                     --------------
REAL ESTATE: 0.71%
   1,056,500  CHIMERA INVESTMENT CORPORATION                                                                              3,729,445
                                                                                                                     --------------
REAL ESTATE INVESTMENT TRUSTS (REITS): 0.70%
     106,811  HEALTH CARE REIT INCORPORATED<<                                                                             3,639,051
                                                                                                                     --------------
RETAIL, TRADE & SERVICES: 0.25%
      69,500  MEN'S WEARHOUSE INCORPORATED<<                                                                              1,295,480
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.92%
     146,900  WEST PHARMACEUTICAL SERVICES INCORPORATED                                                                   4,796,285
                                                                                                                     --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.63%
     164,700  INVESTMENT TECHNOLOGY GROUP INCORPORATED                                                                    3,751,866
     174,700  LAZARD LIMITED                                                                                              4,769,310
                                                                                                                          8,521,176
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.51%
      87,500  CARBO CERAMICS INCORPORATED                                                                                 2,687,125
                                                                                                                     --------------
TRANSPORTATION BY AIR: 0.09%
      64,700  REPUBLIC AIRWAYS HOLDINGS INCORPORATED+                                                                       463,252
                                                                                                                     --------------
TRANSPORTATION EQUIPMENT: 1.17%
     266,100  THOR INDUSTRIES INCORPORATED<<                                                                              6,117,639
                                                                                                                     --------------
TRANSPORTATION SERVICES: 1.07%
     458,900  AMBASSADORS GROUP INCORPORATED+                                                                             5,598,580
                                                                                                                     --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.80%
      97,700  AIRGAS INCORPORATED                                                                                         4,212,824
                                                                                                                     --------------

             50 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
WHOLESALE TRADE-DURABLE GOODS: 2.59%
     156,100  BORGWARNER INCORPORATED<<+                                                                             $    4,519,095
     531,600  LKQ CORPORATION+                                                                                            9,026,568
                                                                                                                         13,545,663
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $528,827,275)                                                                                 464,431,256
                                                                                                                     --------------
INVESTMENT COMPANIES: 1.86%
     200,600  ISHARES RUSSELL 2000 INDEX FUND                                                                             9,733,110
TOTAL INVESTMENT COMPANIES (COST $9,773,707)                                                                              9,733,110
                                                                                                                     --------------
COLLATERAL FOR SECURITIES LENDING: 19.25%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.75%
   4,915,892  AIM STIT-LIQUID ASSETS PORTFOLIO                                                                            4,915,892
   4,915,892  BLACKROCK LIQUIDITY FUNDSTEMPFUND PORTFOLIO                                                                 4,915,892
   4,915,892  DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                                  4,915,892
   4,915,892  DWS MONEY MARKET SERIES INSTITUTIONAL                                                                       4,915,892
                                                                                                                         19,663,568
                                                                                                                     --------------

  PRINCIPAL                                                                            INTEREST RATE  MATURITY DATE
------------                                                                           -------------  -------------
COLLATERAL INVESTED IN OTHER ASSETS: 15.50%
$    614,487  ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                                 0.55%       05/07/2009          614,487
     614,487  ALPINE SECURITIZATION CORPORATION++(p)                                        0.37        05/05/2009          614,461
     204,829  AMSTEL FUNDING CORPORATION++(p)                                               2.10        05/18/2009          204,626
     204,829  AMSTERDAM FUNDING CORPORATION++(p)                                            0.40        05/11/2009          204,806
     655,452  ANTALIS US FUNDING CORPORATION++(p)                                           0.47        05/22/2009          655,273
   1,843,460  ASB FINANCE LIMITED (LONDON)++                                                0.24        05/07/2009        1,843,386
     491,589  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.32        05/21/2009          491,502
   1,228,973  ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                                0.35        05/14/2009        1,228,818
   3,072,433  BANK OF AMERICA REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $3,072,448)                     0.18        05/01/2009        3,072,433
   3,686,919  BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES (MATURITY VALUE $3,686,945)            0.25        05/01/2009        3,686,919
   1,433,802  BARTON CAPITAL CORPORATION++(p)                                               0.33        05/08/2009        1,433,710
     317,485  BNP PARIBAS                                                                   0.46        05/01/2009          317,485
   1,433,802  BNP PARIBAS (NEW YORK)                                                        0.91        05/05/2009        1,433,880
   1,024,144  BRYANT BANK FUNDING LLC++(p)                                                  0.33        05/26/2009        1,023,909
     719,523  BRYANT BANK FUNDING LLC++(p)                                                  0.35        05/19/2009          719,397
     942,213  CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE PREVOYANCE                       0.23        05/04/2009          942,213
     163,863  CALCASIEU PARISH LA+/-ss                                                      0.75        12/01/2027          163,863
     163,863  CALIFORNIA DEPARTMENT OF WATER RESOURCES+/-ss                                 0.30        05/01/2020          163,863
     225,312  CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss                         0.20        11/01/2026          225,312
     225,312  CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss                   1.00        06/01/2028          225,312
   1,638,631  CALYON (NEW YORK)                                                             0.44        05/11/2009        1,638,631
     154,195  CHARIOT FUNDING LLC++(p)                                                      0.30        05/20/2009          154,171
   1,433,802  CHARIOT FUNDING LLC++(p)                                                      0.35        05/06/2009        1,433,732
     931,864  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        02/25/2008           15,376
     717,440  CHEYNE FINANCE LLC+++/-####(a)(i)                                             0.00        05/19/2008           11,838
     340,507  CIESCO LLC++                                                                  0.35        05/07/2009          340,488
     942,213  CLIPPER RECEIVABLES CORPORATION++(p)                                          0.50        05/07/2009          942,134
     108,457  COLORADO HOUSING & FINANCE AUTHORITY+/-ss                                     1.55        10/01/2038          108,457
     327,726  COOK COUNTY IL+/-ss                                                           1.00        11/01/2030          327,726
     737,384  DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                                  2.65        12/15/2037          737,384

             Wells Fargo Advantage Small and Mid Cap Stock Funds 51


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    491,589  DEUTSCHE BANK REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MONEY MARKET SECURITIES (MATURITY VALUE $491,593)                          0.30%       05/01/2009   $      491,589
   1,433,802  DEXIA CREDIT LOCAL DE FRANCE SA                                               0.45        05/04/2009        1,433,802
     737,384  EBBETS FUNDING LLC++(p)                                                       0.50        05/04/2009          737,353
     307,243  EBBETS FUNDING LLC++(p)                                                       0.50        05/05/2009          307,226
   1,269,939  EDISON ASSET SECURITIZATION LLC++(p)                                          0.32        05/07/2009        1,269,871
     286,760  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/05/2009          286,744
     245,795  ELYSIAN FUNDING LLC++(p)                                                      0.50        05/06/2009          245,778
     491,589  FAIRWAY FINANCE CORPORATION(p)                                                0.32        05/04/2009          491,576
   1,114,269  FAIRWAY FINANCE CORPORATION                                                   0.35        05/04/2009        1,114,236
   1,024,513  FALCON ASSET SECURITIZATION CORPORATION++(p)                                  0.30        05/15/2009        1,024,393
   1,421,512  GDF SUEZ++                                                                    0.30        05/27/2009        1,421,204
     122,897  GDF SUEZ++                                                                    0.31        05/22/2009          122,875
   1,351,870  GEMINI SECURITIZATION INCORPORATED++(p)                                       0.34        05/27/2009        1,351,538
     578,764  GOLDMAN SACHS REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 MORTGAGE BACKED SECURITIES (MATURITY VALUE $578,767)                       0.17        05/01/2009          578,764
   3,382,034  GRYPHON FUNDING LIMITED(a)(i)                                                 0.00        08/23/2009        1,138,731
      67,594  HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss                         3.20        11/01/2042           67,594
     614,487  HOUSTON TX UTILITY SYSTEM+/-ss                                                0.75        05/15/2034          614,487
     983,178  HSBC USA INCORPORATED                                                         0.28        05/15/2009          983,071
     204,829  ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss                       0.55        07/01/2029          204,829
      81,932  INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss                            1.40        01/01/2018           81,932
     860,281  INTERNATIONALE NEDERLANDEN US FUND                                            0.25        05/04/2009          860,263
   1,228,973  INTESA SANPAOLO (NEW YORK)+/-                                                 1.05        05/22/2009        1,229,274
     573,521  IRISH LIFE & PERMANENT PLC++                                                  0.70        05/05/2009          573,476
   1,597,665  JPMORGAN CHASE FUNDING INCORPORATED++                                         0.30        05/21/2009        1,597,399
   1,761,528  JPMORGAN CHASE REPURCHASE AGREEMENT - 102% COLLATERALIZED BY
                 US TREASURY SECURITIES (MATURITY VALUE $1,761,540)                         0.24        05/01/2009        1,761,528
     122,897  KANSAS CITY MO SPECIAL OBLIGATION+/-ss                                        1.40        04/15/2025          122,897
   1,024,144  KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                                0.84        05/28/2009        1,023,499
     197,332  KITTY HAWK FUNDING CORPORATION++(p)                                           0.35        05/05/2009          197,324
     614,487  LMA AMERICAS LLC++(p)                                                         0.40        05/28/2009          614,302
   1,362,112  MASSACHUSETTS HEFA+/-ss                                                       0.45        10/01/2034        1,362,112
   1,433,802  MATCHPOINT MASTER TRUST++(p)                                                  0.37        05/27/2009        1,433,419
     409,658  MATCHPOINT MASTER TRUST++(p)                                                  0.40        05/18/2009          409,580
     176,153  MISSISSIPPI STATE GO+/-ss                                                     4.50        11/01/2028          176,153
     163,863  MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                                     0.45        02/01/2036          163,863
   1,761,528  NATIONWIDE BUILDING SOCIETY++                                                 0.49        05/07/2009        1,761,384
     696,418  NATIXIS                                                                       0.27        05/05/2009          696,418
      81,932  NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                                      3.75        01/01/2018           81,932
   1,638,631  NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                                  0.55        05/15/2009        1,638,280
     874,209  NORDEA NORTH AMERICA INCORPORATED                                             0.32        05/12/2009          874,124
     266,277  NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                                      0.62        01/01/2034          266,277
     335,919  PARK AVENUE RECEIVABLES CORPORATION++##(p)                                    0.33        05/05/2009          335,907
   1,802,494  PRUDENTIAL PLC++                                                              0.65        05/15/2009        1,802,038
   1,638,631  RANGER FUNDING CORPORATION++(p)                                               0.35        05/11/2009        1,638,471
     267,752  REGENCY MARKETS #1 LLC++(p)                                                   0.35        05/01/2009          267,752
     983,178  REGENCY MARKETS #1 LLC++(p)                                                   0.43        05/14/2009          983,026
     573,521  REGENCY MARKETS #1 LLC++(p)                                                   0.44        05/18/2009          573,402
      40,966  ROMULUS FUNDING CORPORATION                                                   0.70        05/04/2009           40,963
     409,658  ROMULUS FUNDING CORPORATION(p)                                                0.77        05/04/2009          409,631
     245,795  ROYAL BANK OF SCOTLAND PLC                                                    0.39        05/26/2009          245,728

             52 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

  PRINCIPAL   SECURITY NAME                                                            INTEREST RATE  MATURITY DATE       VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    696,418  SALISBURY RECEIVABLES COMPANY++(p)                                            0.34%       05/20/2009   $      696,293
   1,188,007  SALISBURY RECEIVABLES COMPANY++(p)                                            0.37        05/28/2009        1,187,678
   1,556,699  SOCIETE GENERALE NORTH AMERICA                                                0.35        05/29/2009        1,556,275
      81,932  STARBIRD FUNDING CORPORATION++(p)                                             0.35        05/04/2009           81,929
   1,003,661  STARBIRD FUNDING CORPORATION++(p)                                             0.50        05/14/2009        1,003,480
     614,487  STATE STREET CORPORATION                                                      0.25        05/04/2009          614,474
   1,228,973  SURREY FUNDING CORPORATION++(p)                                               0.47        05/06/2009        1,228,893
   1,720,562  SVENSKA HANDELSBANKEN INCORPORATED                                            0.34        05/20/2009        1,720,253
   1,069,125  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.40        05/18/2009        1,068,923
     193,195  THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)                       0.45        05/15/2009          193,161
     409,658  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.32        05/29/2009          409,556
     204,829  TICONDEROGA MASTER FUNDING LIMITED++(p)                                       0.36        05/07/2009          204,817
   1,411,476  TULIP FUNDING CORPORATION++(p)                                                0.43        05/18/2009        1,411,186
     271,685  TULIP FUNDING CORPORATION++(p)                                                0.45        05/07/2009          271,665
     368,692  TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss                             0.55        07/01/2032          368,692
   1,679,596  UBS AG (STAMFORD)                                                             0.52        05/29/2009        1,679,596
   1,556,699  UNICREDITO ITALIANO (NEW YORK)                                                0.61        05/29/2009        1,556,711
     122,897  VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss                             0.75        12/15/2040          122,897
     532,555  VERSAILLES CP LLC++(p)                                                        0.50        05/06/2009          532,518
     163,863  VERSAILLES CP LLC++(p)                                                        0.60        05/04/2009          163,855
   1,265,810  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.27        07/28/2008          556,956
     735,067  VICTORIA FINANCE LLC+++/-####(a)(i)                                           0.30        08/07/2008          323,430
     900,150  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.02        04/03/2008          396,066
   1,461,059  VICTORIA FINANCE LLC+++/-####(a)(i)                                           1.03        02/15/2008          642,866
   1,439,191  WHITE PINE FINANCE LLC+++/-####(a)(i)                                         0.98        02/22/2008        1,091,914
                                                                                                                         81,167,691
                                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $105,700,875)                                                             100,831,259
                                                                                                                     --------------

   SHARES
------------
SHORT-TERM INVESTMENTS: 10.98%
  57,497,542  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                               57,497,542
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $57,497,542)                                                                          57,497,542
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $701,799,399)*                120.75%                                                                          $  632,493,167
OTHER ASSETS AND LIABILITIES, NET   (20.75)                                                                            (108,676,485)
                                    ------                                                                           --------------
TOTAL NET ASSETS                    100.00%                                                                          $  523,816,682
                                    ------                                                                           --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 53


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP OPPORTUNITIES FUND

<<   All or a portion of this security is on loan.

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

##   Zero coupon bond. Interest rate presented is yield to maturity.

+++  Short-term security of an affiliate of the Fund with a cost of $57,497,542.

* Cost for federal income tax purposes is $709,797,340 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  42,636,834
Gross unrealized depreciation                 (119,941,007)
                                             -------------
Net unrealized appreciation (depreciation)   $ (77,304,173)

The accompanying notes are an integral part of these financial statements.

             54 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
COMMON STOCKS: 91.72%
APPAREL & ACCESSORY STORES: 1.27%
   2,059,335  COLLECTIVE BRANDS INCORPORATED+                                                                        $   29,901,544
                                                                                                                     --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.20%
   1,512,609  PALM HARBOR HOMES INCORPORATED+**                                                                           4,598,331
                                                                                                                     --------------
BUSINESS SERVICES: 5.88%
  15,827,600  3COM CORPORATION+                                                                                          64,101,780
   2,047,600  ABM INDUSTRIES INCORPORATED#                                                                               35,873,952
     635,830  COGNEX CORPORATION#                                                                                         8,946,128
     699,320  HEALTHCARE SERVICES GROUP#                                                                                 12,503,842
     287,900  HIGHLANDS ACQUISITION CORPORATION+                                                                          2,807,025
   2,075,000  HILL INTERNATIONAL INCORPORATED+                                                                            8,383,000
     486,600  KFORCE INCORPORATED+                                                                                        5,308,806
                                                                                                                        137,924,533
                                                                                                                     --------------
CHEMICALS & ALLIED PRODUCTS: 3.23%
     839,500  CALGON CARBON CORPORATION#                                                                                 14,254,710
     529,509  LIFE TECHNOLOGIES CORPORATION+#                                                                            19,750,689
     288,900  OM GROUP INCORPORATED#                                                                                      8,048,754
   4,788,814  ORASURE TECHNOLOGIES INCORPORATED+**                                                                       17,335,507
   2,547,700  PRESTIGE BRANDS HOLDINGS INCORPORATED+**                                                                   16,458,142
                                                                                                                         75,847,802
                                                                                                                     --------------
COMMUNICATIONS: 1.31%
   1,418,905  CHINA GRENTECH CORPORATION LIMITED ADR+**                                                                   2,596,596
   7,969,290  CINCINNATI BELL INCORPORATED                                                                               22,234,319
  15,106,755  CITADEL BROADCASTING CORPORATION                                                                            1,012,153
     385,600  MASTEC INCORPORATED+#                                                                                       4,823,856
                                                                                                                         30,666,924
                                                                                                                     --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 1.51%
   3,092,400  CHICAGO BRIDGE & IRON COMPANY NV NEW YORK SHARES                                                           33,088,680
     253,560  MATRIX SERVICE COMPANY+                                                                                     2,429,105
                                                                                                                         35,517,785
                                                                                                                     --------------
DEPOSITORY INSTITUTIONS: 1.93%
     471,200  CITY NATIONAL CORPORATION#                                                                                 17,245,920
   1,033,803  FIRST HORIZON NATIONAL CORPORATION#                                                                        11,899,074
     195,700  IBERIABANK CORPORATION#                                                                                     8,939,576
     306,200  SVB FINANCIAL GROUP#                                                                                        6,356,712
   1,122,325  THE COLONIAL BANCGROUP INCORPORATED                                                                           852,967
                                                                                                                         45,294,249
                                                                                                                     --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 2.59%
   2,025,100  GRAFTECH INTERNATIONAL LIMITED+#                                                                           17,800,629
  11,414,700  MRV COMMUNICATIONS INCORPORATED+**                                                                          5,250,762
   1,548,100  OSI SYSTEMS INCORPORATED+**#                                                                               29,026,875
   4,014,000  POWER-ONE INCORPORATED+**                                                                                   4,856,940
   1,855,900  POWERWAVE TECHNOLOGIES+                                                                                     1,577,515
     380,000  VISHAY INTERTECHNOLOGY INCORPORATED+                                                                        2,230,600
                                                                                                                         60,743,321
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 55


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.47%
     594,775  INFINITY PHARMACEUTICALS INCORPORATED+                                                                 $    3,681,657
   1,527,600  SYMYX TECHNOLOGIES INCORPORATED+                                                                            7,393,584
                                                                                                                         11,075,241
                                                                                                                     --------------
FINANCIAL SERVICES: 0.60%
     671,800  KBW REGIONAL BANKING ETF#                                                                                  14,007,030
                                                                                                                     --------------
FOOD & KINDRED PRODUCTS: 1.84%
   5,727,300  DEL MONTE FOODS COMPANY                                                                                    43,241,115
                                                                                                                     --------------
HEALTH SERVICES: 3.74%
     504,400  AMEDISYS INCORPORATED+#                                                                                    16,917,576
     554,300  COMMUNITY HEALTH SYSTEMS INCORPORATED+#                                                                    12,660,212
   2,374,451  CROSS COUNTRY HEALTHCARE INCORPORATED+                                                                     20,918,913
   1,405,700  GENTIVA HEALTH SERVICES INCORPORATED+#                                                                     22,392,801
     603,600  HEALTHWAYS INCORPORATED+#                                                                                   6,295,548
   1,486,200  MDS INCORPORATED                                                                                            8,679,408
                                                                                                                         87,864,458
                                                                                                                     --------------
HOLDING & OTHER INVESTMENT OFFICES: 8.78%
   4,730,300  ANNALY CAPITAL MANAGEMENT INCORPORATED#                                                                    66,555,321
   3,742,000  ANWORTH MORTGAGE ASSET CORPORATION                                                                         24,061,060
   4,247,700  CAPSTEAD MORTGAGE CORPORATION#                                                                             48,381,303
   1,924,400  HILLTOP HOLDINGS INCORPORATED                                                                              21,803,452
   5,667,100  MFA MORTGAGE INVESTMENTS INCORPORATED                                                                      33,379,219
     810,900  SUN COMMUNITIES INCORPORATED                                                                               11,879,685
                                                                                                                        206,060,040
                                                                                                                     --------------
HOTELS, ROOMING HOUSES, CAMPS & OTHER LODGE PLACES: 0.05%
     665,100  EMPIRE RESORTS INCORPORATED+                                                                                1,110,717
                                                                                                                     --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 2.76%
   2,969,755  CRAY INCORPORATED+**                                                                                       12,472,971
   3,228,900  INTERMEC INCORPORATED+                                                                                     39,005,112
     213,500  SMITH INTERNATIONAL INCORPORATED#                                                                           5,518,975
     333,400  TEREX CORPORATION                                                                                           4,600,920
   1,606,100  VOYAGER LEARNING COMPANY+                                                                                   3,212,200
                                                                                                                         64,810,178
                                                                                                                     --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.31%
     634,600   ONEBEACON INSURANCE GROUP LIMITED                                                                          7,374,052
                                                                                                                     --------------
INSURANCE CARRIERS: 3.16%
   1,571,800  ARGO GROUP INTERNATIONAL HOLDINGS LIMITED**#                                                               43,994,682
     710,020  FIRST ACCEPTANCE CORPORATION                                                                                1,810,551
     631,200  MERCURY GENERAL CORPORATION                                                                                21,321,936
     598,972  NYMAGIC INCORPORATED**                                                                                      7,061,880
                                                                                                                         74,189,049
                                                                                                                     --------------
JUSTICE, PUBLIC ORDER & SAFETY: 1.91%
   2,701,600  GEO GROUP INCORPORATED+                                                                                    44,927,608
                                                                                                                     --------------
LUMBER & WOOD PRODUCTS, EXCEPT FURNITURE: 0.66%
   8,694,075  CHAMPION ENTERPRISES INCORPORATED+**                                                                        5,042,564
     504,655  SKYLINE CORPORATION**                                                                                      10,461,498
                                                                                                                         15,504,062
                                                                                                                     --------------

             56 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL &
   OPTICAL GOODS: 1.49%
     919,317  COHERENT INCORPORATED+                                                                                 $   17,467,023
     561,000  HOLOGIC INCORPORATED+#                                                                                      8,336,460
     862,100  ION GEOPHYSICAL CORPORATION+                                                                                2,155,250
   3,306,070  LTX-CREDENCE CORPORATION+                                                                                   1,619,974
     735,700  SYMMETRY MEDICAL INCORPORATED+                                                                              5,341,182
                                                                                                                         34,919,889
                                                                                                                     --------------
METAL MINING: 11.32%
     615,500  AGNICO-EAGLE MINES LIMITED#                                                                                27,149,705
   2,843,300  ELDORADO GOLD CORPORATION+#                                                                                22,746,400
     812,000  MARKET VECTORS - GOLD MINERS ETF#                                                                          26,722,920
   3,104,800  RANDGOLD RESOURCES LIMITED ADR#                                                                           150,272,320
     745,100  ROYAL GOLD INCORPORATED#                                                                                   26,942,816
   1,502,000  YAMANA GOLD INCORPORATED#                                                                                  11,880,820
                                                                                                                        265,714,981
                                                                                                                     --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.23%
   2,632,300  ACCO BRANDS CORPORATION+                                                                                    5,501,507
                                                                                                                     --------------
MOTION PICTURES: 0.76%
     495,200  DISCOVERY COMMUNICATIONS INCORPORATED+#                                                                     9,403,848
     483,800  DISCOVERY HOLDING COMPANY+                                                                                  8,476,176
                                                                                                                         17,880,024
                                                                                                                     --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.93%
     898,600  COVENANT TRANSPORT INCORPORATED CLASS A+**                                                                  1,815,172
   6,585,700  YRC WORLDWIDE INCORPORATED#                                                                                19,954,671
                                                                                                                         21,769,843
                                                                                                                     --------------
OIL & GAS EXTRACTION: 18.80%
   1,040,200  BOOTS & COOTS INTERNATIONAL CONTROL INCORPORATED+                                                           1,789,144
   1,003,900  FOREST OIL CORPORATION#                                                                                    16,062,400
   7,647,200  GLOBAL INDUSTRIES LIMITED+**                                                                               49,477,384
   1,224,100  HELIX ENERGY SOLUTIONS GROUP INCORPORATED+#                                                                11,127,069
   1,145,000  HELMERICH & PAYNE INCORPORATED#                                                                            35,288,900
   1,217,300  HERCULES OFFSHORE INCORPORATED+                                                                             3,895,360
   3,247,900  KEY ENERGY SERVICES INCORPORATED+                                                                          14,258,281
     644,900  MARINER ENERGY INCORPORATED+                                                                                7,338,962
   4,586,217  MCMORAN EXPLORATION COMPANY+                                                                               25,178,331
     585,600  NEWFIELD EXPLORATION COMPANY+#                                                                             18,259,008
   8,037,900  NEWPARK RESOURCES INCORPORATED+**                                                                          22,506,120
     261,800  NOBLE ENERGY INCORPORATED#                                                                                 14,857,150
     764,000  OCEANEERING INTERNATIONAL INCORPORATED+#                                                                   34,815,480
   1,664,000  PARKER DRILLING COMPANY                                                                                     4,592,640
     271,500  PETROHAWK ENERGY CORPORATION++                                                                              6,407,400
     780,000  PETROHAWK ENERGY CORPORATION+#                                                                             18,408,000
   1,071,500  PETROQUEST ENERGY INCORPORATED+                                                                             3,225,215
     285,100  PIONEER NATURAL RESOURCES COMPANY#                                                                          6,591,512
     594,100  PRIDE INTERNATIONAL INCORPORATED+#                                                                         13,486,070
   2,082,750  RANGE RESOURCES CORPORATION#                                                                               83,247,518
     291,400  TRANSOCEAN LIMITED+#                                                                                       19,663,672
   2,098,000  TRILOGY ENERGY TRUST                                                                                       10,496,154
   1,757,600  WILLBROS GROUP INCORPORATED+                                                                               20,142,096
                                                                                                                        441,113,866
                                                                                                                     --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 57


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

   SHARES     SECURITY NAME                                                                                               VALUE
------------  -----------------------------------------------------------------------                                --------------
PAPER & ALLIED PRODUCTS: 0.65%
   1,737,600  WAUSAU PAPER CORPORATION                                                                               $   15,169,248
                                                                                                                     --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 5.79%
     770,700  ASHLAND INCORPORATED#                                                                                      16,924,572
   3,682,500  INTEROIL CORPORATION+#                                                                                    118,907,925
                                                                                                                        135,832,497
                                                                                                                     --------------
PRIMARY METAL INDUSTRIES: 2.60%
   1,006,000  CARPENTER TECHNOLOGY CORPORATION                                                                           20,794,020
     100,000  ENCORE WIRE CORPORATION#                                                                                    2,184,000
   2,074,900  STEEL DYNAMICS INCORPORATED#                                                                               25,832,505
     311,600  UNITED STATES STEEL CORPORATION#                                                                            8,272,980
      98,065  WEBCO INDUSTRIES INCORPORATED+**                                                                            3,824,516
                                                                                                                         60,908,021
                                                                                                                     --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.02%
   3,068,885  R.H. DONNELLEY CORPORATION**                                                                                  429,644
                                                                                                                     --------------
REAL ESTATE: 3.28%
  12,737,150  CHIMERA INVESTMENT CORPORATION                                                                             44,962,140
   1,334,315  HATTERAS FINANCIAL CORPORATION#                                                                            32,116,962
                                                                                                                         77,079,102
                                                                                                                     --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.17%
   7,490,250  INTERTAPE POLYMER GROUP INCORPORATED**                                                                      3,894,930
                                                                                                                     --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 0.19%
   2,251,111  US CONCRETE INCORPORATED+**                                                                                 4,457,200
                                                                                                                     --------------
TRANSPORTATION BY AIR: 3.29%
     960,700  ALASKA AIR GROUP INCORPORATED#                                                                             16,120,546
   3,740,400  DELTA AIR LINES INCORPORATED+#                                                                             23,078,268
     917,400  LAN AIRLINES SA ADR                                                                                         8,320,818
     123,088  PHI INCORPORATED                                                                                            1,581,659
     841,851  PHI INCORPORATED (NON-VOTING)**                                                                             9,529,753
   3,751,200  UAL CORPORATION+#                                                                                          18,455,904
                                                                                                                         77,086,948
                                                                                                                     --------------
TOTAL COMMON STOCKS (COST $2,698,142,925)                                                                             2,152,415,739
                                                                                                                     --------------

                                                                                       INTEREST RATE
                                                                                       -------------
PREFERRED STOCKS: 0.55%
     400,000  INTEROIL CORPORATION (CONVERTIBLE)                                            8.00%                        12,916,000
TOTAL PREFERRED STOCKS (COST $10,000,000)                                                                                12,916,000
                                                                                                                     --------------
SHORT-TERM INVESTMENTS: 8.15%
 191,344,777  WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                                              191,344,777
                                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $191,344,777)                                                                        191,344,777
                                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES (COST $2,899,487,702)*                                    100.42%                    $2,356,676,516
OTHER ASSETS AND LIABILITIES, NET                                                          (0.42)                        (9,848,562)
                                                                                          ------                     --------------
TOTAL NET ASSETS                                                                          100.00%                    $2,346,827,954
                                                                                          ------                     --------------

             58 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

                                                                                                        EXPIRATION
  CONTRACTS   SECURITY NAME                                                             STRIKE PRICE       DATE           VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
WRITTEN OPTIONS: (0.48%)
       (900)  ABM INDUSTRIES INCORPORATED CALL                                             $17.50       07/18/2009   $     (135,000)
       (200)  ABM INDUSTRIES INCORPORATED CALL                                              17.50       05/16/2009          (13,000)
       (200)  ABM INDUSTRIES INCORPORATED CALL                                              20.00       07/18/2009          (11,000)
       (100)  ALASKA AIR GROUP INCORPORATED CALL                                            17.00       05/16/2009           (8,500)
       (200)  ALASKA AIR GROUP INCORPORATED CALL                                            20.00       05/16/2009           (5,600)
       (200)  ALASKA AIR GROUP INCORPORATED CALL                                            22.50       05/16/2009           (1,600)
       (200)  ALASKA AIR GROUP INCORPORATED CALL                                            40.00       07/18/2009           (2,400)
       (200)  AMEDISYS INCORPORATED CALL                                                    30.00       05/16/2009          (74,000)
       (200)  AMEDISYS INCORPORATED CALL                                                    35.00       05/16/2009          (21,000)
       (200)  ANNALY CAPITAL MANAGEMENT INCORPORATED CALL                                   14.00       05/16/2009          (11,000)
       (800)  ANNALY CAPITAL MANAGEMENT INCORPORATED CALL                                   15.00       07/18/2009          (44,000)
       (300)  ANNALY CAPITAL MANAGEMENT INCORPORATED CALL                                   16.00       10/17/2009          (19,500)
       (200)  ARGO GROUP INTERNATIONAL CALL                                                 30.00       05/16/2009           (8,000)
       (100)  ARGO GROUP INTERNATIONAL CALL                                                 30.00       07/18/2009          (14,500)
       (200)  ASHLAND INCORPORATED CALL                                                      7.50       07/18/2009         (286,000)
       (500)  ASHLAND INCORPORATED CALL                                                     17.50       05/16/2009         (235,000)
       (104)  ASHLAND INCORPORATED CALL                                                     20.00       06/20/2009          (33,280)
     (1,000)  ASHLAND INCORPORATED CALL                                                     20.00       05/16/2009         (260,000)
       (200)  ASHLAND INCORPORATED CALL                                                     22.00       06/20/2009          (41,500)
       (200)  CALGON CARBON CORPORATION CALL                                                15.00       05/16/2009          (40,000)
       (100)  CALGON CARBON CORPORATION CALL                                                15.00       07/18/2009          (28,500)
       (700)  CALGON CARBON CORPORATION CALL                                                17.50       07/18/2009         (105,000)
       (200)  CALGON CARBON CORPORATION CALL                                                20.00       07/18/2009          (17,000)
       (150)  CAPSTEAD MORTGAGE CORPORATION CALL                                            10.00       05/16/2009          (21,750)
       (300)  CAPSTEAD MORTGAGE CORPORATION CALL                                            12.50       05/16/2009           (4,500)
       (300)  CAPSTEAD MORTGAGE CORPORATION CALL                                            12.50       08/22/2009          (12,000)
       (100)  CARPENTER TECHNOLOGY CORPORATION CALL                                         17.50       06/20/2009          (40,000)
       (150)  CARPENTER TECHNOLOGY CORPORATION CALL                                         20.00       06/20/2009          (30,000)
       (100)  CITY NATIONAL CORPORATION CALL                                                30.00       05/16/2009          (67,000)
       (100)  CITY NATIONAL CORPORATION CALL                                                35.00       05/16/2009          (28,000)
       (100)  CITY NATIONAL CORPORATION CALL                                                35.00       08/22/2009          (60,000)
       (200)  CITY NATIONAL CORPORATION CALL                                                40.00       05/16/2009          (19,000)
       (100)  COGNEX CORPORATION CALL                                                       12.50       05/16/2009          (17,500)
       (300)  COGNEX CORPORATION CALL                                                       15.00       05/16/2009          (10,500)
       (350)  COMMUNITY HEALTH SYSTEMS INCORPORATED CALL                                    20.00       06/20/2009         (140,000)
       (150)  COMMUNITY HEALTH SYSTEMS INCORPORATED CALL                                    22.50       06/20/2009          (37,500)
       (500)  DELTA AIR LINES INCORPORATED CALL                                              5.00       06/20/2009          (85,000)
       (800)  DELTA AIR LINES INCORPORATED CALL                                              7.50       06/20/2009          (40,000)
       (200)  DELTA AIR LINES INCORPORATED CALL                                             10.00       09/19/2009          (10,000)
       (200)  DELTA AIR LINES INCORPORATED CALL                                             11.00       09/19/2009           (6,000)
       (150)  DISCOVERY COMMUNICATIONS INCORPORATED CALL                                    17.50       07/18/2009          (33,750)
       (200)  ELDORADO GOLD CORPORATION CALL                                                 7.50       07/18/2009          (26,000)
       (500)  ELDORADO GOLD CORPORATION CALL                                                 7.50       05/16/2009          (40,000)
     (4,000)  ELDORADO GOLD CORPORATION CALL                                                10.00       07/18/2009         (200,000)
       (300)  ELDORADO GOLD CORPORATION CALL                                                12.50       07/18/2009           (3,000)
       (376)  ENCORE WIRE CORPORATION CALL                                                  15.00       05/16/2009         (251,920)
       (534)  ENCORE WIRE CORPORATION CALL                                                  17.50       05/16/2009         (224,280)
        (90)  ENCORE WIRE CORPORATION CALL                                                  20.00       05/16/2009          (21,600)
       (400)  FIRST HORIZON NATIONAL CORPORATION CALL                                       10.00       05/16/2009          (74,000)
       (169)  FOREST OIL CORPORATION CALL                                                   22.50       05/16/2009             (507)
       (200)  GENTIVA HEALTH SERVICES INCORPORATED CALL                                     20.00       05/16/2009           (8,000)
       (300)  GRAFTECH INTERNATIONAL LIMITED CALL                                            7.00       06/20/2009          (51,000)
        (33)  HATTERAS FINANCIAL CORPORATION CALL                                           22.50       05/16/2009           (5,445)
       (710)  HATTERAS FINANCIAL CORPORATION CALL                                           25.00       05/16/2009          (17,750)
       (300)  HATTERAS FINANCIAL CORPORATION CALL                                           25.00       08/22/2009          (31,500)
       (400)  HATTERAS FINANCIAL CORPORATION CALL                                           30.00       05/16/2009           (4,000)

                          Wells Fargo Advantage Small and Mid Cap Stock Funds 59


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

                                                                                                        EXPIRATION
  CONTRACTS   SECURITY NAME                                                             STRIKE PRICE       DATE           VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
WRITTEN OPTIONS (continued)
       (200)  HEALTHCARE SERVICES GROUP INCORPORATED CALL                                  $17.50       06/20/2009   $      (25,000)
       (200)  HEALTHWAYS INCORPORATED CALL                                                   7.50       05/16/2009          (56,000)
       (250)  HELIX ENERGY SOLUTIONS GROUP INCORPORATED CALL                                 7.00       05/16/2009          (45,000)
       (250)  HELIX ENERGY SOLUTIONS GROUP INCORPORATED CALL                                 7.50       06/20/2009          (51,250)
       (100)  HELIX ENERGY SOLUTIONS GROUP INCORPORATED CALL                                10.00       06/20/2009           (8,500)
       (100)  HELMERICH & PAYNE INCORPORATED CALL                                           25.00       06/20/2009          (65,000)
     (1,250)  HELMERICH & PAYNE INCORPORATED CALL                                           30.00       06/20/2009         (400,000)
       (300)  HELMERICH & PAYNE INCORPORATED CALL                                           35.00       06/20/2009          (36,000)
       (150)  HELMERICH & PAYNE INCORPORATED CALL                                           35.00       09/19/2009          (39,000)
       (300)  HELMERICH & PAYNE INCORPORATED CALL                                           40.00       06/20/2009          (10,500)
       (300)  HELMERICH & PAYNE INCORPORATED CALL                                           40.00       09/19/2009          (43,500)
       (100)  HOLOGIC INCORPORATED CALL                                                     10.00       06/20/2009          (49,000)
     (1,491)  IBERIABANK CORPORATION CALL                                                   50.00       05/16/2009         (134,190)
       (200)  IBERIABANK CORPORATION CALL                                                   50.00       08/22/2009          (60,000)
       (100)  IBERIABANK CORPORATION CALL                                                   55.00       05/16/2009             (500)
       (200)  INTEROIL CORPORATION CALL                                                     35.00       05/16/2009          (27,000)
       (300)  INTEROIL CORPORATION CALL                                                     35.00       06/20/2009          (78,000)
       (100)  INTEROIL CORPORATION CALL                                                     40.00       06/20/2009          (12,500)
     (1,550)  INTEROIL CORPORATION CALL                                                     40.00       09/19/2009         (465,000)
     (1,500)  INTEROIL CORPORATION CALL                                                     45.00       09/19/2009         (352,500)
       (250)  KBW REGIONAL BANKING ETF CALL                                                 20.00       06/20/2009          (60,000)
       (500)  KBW REGIONAL BANKING ETF CALL                                                 22.50       06/22/2009          (55,000)
       (200)  LIFE TECHNOLOGIES CORPORATION CALL                                            30.00       06/20/2009         (164,000)
       (200)  MARKET VECTORS GOLD MINERS CALL                                               34.00       05/16/2009          (19,000)
       (200)  MARKET VECTORS GOLD MINERS CALL                                               34.00       06/20/2009          (44,000)
       (200)  MARKET VECTORS GOLD MINERS CALL                                               35.00       05/16/2009          (11,000)
       (700)  MARKET VECTORS GOLD MINERS CALL                                               35.00       06/20/2009         (126,000)
       (300)  MARKET VECTORS GOLD MINERS CALL                                               36.00       06/20/2009          (43,500)
       (400)  MARKET VECTORS GOLD MINERS CALL                                               37.00       06/20/2009          (48,000)
       (500)  MARKET VECTORS GOLD MINERS CALL                                               42.00       09/19/2009          (80,000)
     (1,450)  MASTEC INCORPORATION CALL                                                     12.50       12/16/2009          (94,250)
       (200)  NEWFIELD EXPLORATION COMPANY CALL                                             30.00       06/20/2009          (64,000)
       (200)  NOBLE ENERGY INCORPORATED CALL                                                65.00       05/16/2009           (2,000)
       (400)  OCEANEERING INTERNATIONAL INCORPORATED CALL                                   40.00       07/18/2009         (288,000)
       (500)  OCEANEERING INTERNATIONAL INCORPORATED CALL                                   45.00       07/18/2009         (230,000)
       (300)  OM GROUP INCORPORATED CALL                                                    15.00       06/20/2009         (384,000)
       (300)  OM GROUP INCORPORATED CALL                                                    17.50       06/20/2009         (315,000)
       (100)  OM GROUP INCORPORATED CALL                                                    20.00       05/16/2009          (78,000)
       (800)  OM GROUP INCORPORATED CALL                                                    20.00       06/20/2009         (664,000)
       (500)  OM GROUP INCORPORATED CALL                                                    22.50       06/20/2009         (315,000)
       (845)  OM GROUP INCORPORATED CALL                                                    25.00       05/16/2009         (380,250)
        (44)  OM GROUP INCORPORATED CALL                                                    25.00       06/20/2009          (21,120)
       (600)  OSI SYSTEMS INCORPORATED CALL                                                 15.00       07/18/2009         (246,000)
       (300)  OSI SYSTEMS INCORPORATED CALL                                                 17.50       05/16/2009          (45,000)
       (900)  OSI SYSTEMS INCORPORATED CALL                                                 17.50       07/18/2009         (220,500)
       (875)  PETROHAWK ENERGY CORPORATION CALL                                             20.00       06/20/2009         (402,500)
       (700)  PETROHAWK ENERGY CORPORATION CALL                                             21.00       06/20/2009         (266,700)
       (200)  PETROHAWK ENERGY CORPORATION CALL                                             22.50       06/20/2009          (53,000)
     (1,175)  PETROHAWK ENERGY CORPORATION CALL                                             25.00       06/20/2009         (158,625)
     (1,175)  PETROHAWK ENERGY CORPORATION CALL                                             30.00       06/20/2009          (35,250)
       (200)  PIONEER NATURAL RESOURCES COMPANY CALL                                        22.50       06/20/2009          (47,000)
       (200)  PRIDE INTERNATIONAL INCORPORATED CALL                                         25.00       05/16/2009           (6,000)
       (100)  RANDGOLD RESOURCES LIMITED ADR CALL                                           45.00       06/20/2009          (64,000)
       (200)  RANDGOLD RESOURCES LIMITED ADR CALL                                           50.00       05/16/2009          (38,000)
       (200)  RANDGOLD RESOURCES LIMITED ADR CALL                                           50.00       06/20/2009          (74,000)
     (1,000)  RANDGOLD RESOURCES LIMITED ADR CALL                                           65.00       06/20/2009          (40,000)

             60 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP VALUE FUND

                                                                                                        EXPIRATION
  CONTRACTS   SECURITY NAME                                                             STRIKE PRICE       DATE           VALUE
------------  -----------------------------------------------------------------------  -------------  -------------  --------------
WRITTEN OPTIONS (continued)
     (1,050)  RANDGOLD RESOURCES LIMITED ADR CALL                                          $70.00       06/20/2009   $       (5,250)
       (200)  RANDGOLD RESOURCES LIMITED ADR CALL                                           75.00       06/20/2009           (2,000)
       (100)  RANGE RESOURCES CORPORATION CALL                                              40.00       05/16/2009          (16,500)
       (100)  RANGE RESOURCES CORPORATION CALL                                              40.00       06/20/2009          (31,400)
       (400)  RANGE RESOURCES CORPORATION CALL                                              45.00       05/16/2009           (8,000)
       (300)  RANGE RESOURCES CORPORATION CALL                                              50.00       05/16/2009           (1,500)
       (700)  RANGE RESOURCES CORPORATION CALL                                              55.00       06/20/2009           (3,500)
       (200)  ROYAL GOLD INCORPORATED CALL                                                  40.00       05/16/2009           (6,000)
       (150)  SMITH INTERNATIONAL INCORPORATED CALL                                         30.00       07/18/2009          (21,750)
       (400)  STEEL DYNAMICS INCORPORATED CALL                                               7.50       05/16/2009         (212,000)
       (200)  STEEL DYNAMICS INCORPORATED CALL                                              12.50       05/16/2009          (15,000)
       (600)  STEEL DYNAMICS INCORPORATED CALL                                              15.00       05/16/2009           (3,000)
       (200)  STEEL DYNAMICS INCORPORATED CALL                                              17.50       05/19/2009             (800)
       (200)  SVB FINANCIAL GROUP CALL                                                      20.00       08/22/2009          (76,000)
       (200)  TRANSOCEAN INCORPORATED CALL                                                  65.00       05/16/2009          (80,000)
       (100)  TRANSOCEAN INCORPORATED CALL                                                  70.00       05/16/2009          (15,500)
       (200)  TRANSOCEAN INCORPORATED CALL                                                  90.00       08/22/2009          (17,000)
       (500)  UAL CORPORATION CALL                                                           5.00       05/16/2009          (22,500)
       (300)  UAL CORPORATION CALL                                                           6.00       06/20/2009          (18,000)
     (1,000)  UAL CORPORATION CALL                                                           7.50       06/20/2009          (30,000)
       (500)  UAL CORPORATION CALL                                                          10.00       06/20/2009           (7,500)
       (100)  UNITED STATES STEEL CORPORATION CALL                                          26.00       05/16/2009          (16,800)
       (500)  YAMANA GOLD INCORPORATED CALL                                                  9.00       07/18/2009          (25,000)
       (300)  YAMANA GOLD INCORPORATED CALL                                                 10.00       07/18/2009           (9,000)
       (725)  YAMANA GOLD INCORPORATED CALL                                                 11.50       07/18/2009          (14,500)
     (6,475)  YRC WORLDWIDE INCORPORATED CALL                                                7.50       07/18/2009          (32,375)
    (18,000)  YRC WORLDWIDE INCORPORATED CALL                                                7.50       10/17/2009         (270,000)
       (500)  YRC WORLDWIDE INCORPORATED PUT                                                 2.50       07/18/2009          (23,750)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(11,950,362)                                                                  (11,162,642)
                                                                                                                     --------------

----------
+    Non-income earning securities.

** Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as Fund holds 5% or more of the issuer's outstanding shares.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $191,344,777.

* Cost for federal income tax purposes is $2,917,100,987 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 364,141,273
Gross unrealized depreciation                 (924,565,744)
                                             -------------
Net unrealized appreciation (depreciation)   $(560,424,471)

The accompanying notes are an integral part of these financial statements.

THIS PAGE IS INTENTIONALLY LEFT BLANK.

             62 Wells Fargo Advantage Small and Mid Cap Stock Funds


                Statements of Assets and Liabilities--April 30, 2009 (Unaudited)

                                                                                                    C&B Mid         Common
                                                                                                   Cap Value         Stock
                                                                                                      Fund           Fund
                                                                                                 -------------   ------------
ASSETS
   Investments
      In securities, at value (including securities on loan) .................................   $ 208,582,349   $604,103,735
      Collateral received for securities loaned (Note 2) .....................................      30,231,274     70,828,659
      In affiliates ..........................................................................       4,720,755     64,518,006
                                                                                                 -------------   ------------
   Total investments at value (see cost below) ...............................................     243,534,378    739,450,400
                                                                                                 -------------   ------------
   Cash ......................................................................................               0              0
   Receivable for Fund shares issued .........................................................          91,382        239,109
   Receivable for investments sold ...........................................................               0      5,262,927
   Receivables for dividends and interest ....................................................          16,672        216,327
   Prepaid expenses and other assets .........................................................               0              0
                                                                                                 -------------   ------------
Total assets .................................................................................     243,642,432    745,168,763
                                                                                                 -------------   ------------
LIABILITIES
   Option written, at value ..................................................................               0              0
   Payable to custodian for overdrafts .......................................................               0              0
   Payable for Fund shares redeemed ..........................................................          88,046         68,715
   Payable for investments purchased .........................................................               0     10,471,079
   Payable upon receipt of securities loaned (Note 2) ........................................      34,120,966     76,566,077
   Payable to investment advisor and affiliates (Note 3) .....................................         136,172        521,824
   Accrued expenses and other liabilities ....................................................         159,712        254,743
                                                                                                 -------------   ------------
Total liabilities ............................................................................      34,504,896     87,882,438
                                                                                                 -------------   ------------
TOTAL NET ASSETS .............................................................................   $ 209,137,536   $657,286,325
                                                                                                 =============   ============
NET ASSETS CONSIST OF
   Paid-in capital ...........................................................................   $ 451,199,885   $778,737,781
   Undistributed net investment income (loss) ................................................         554,499      2,170,860
   Undistributed net realized gain (loss) on investments .....................................    (173,201,779)   (80,404,883)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and
      translation of assets and liabilities denominated in foreign currencies ................     (66,968,193)   (39,300,548)
   Net unrealized appreciation (depreciation) of collateral received for securities loaned ...      (2,446,876)    (3,916,885)
   Net unrealized appreciation (depreciation) of options, swap agreements,
      MMD rate locks and short sales .........................................................               0              0
                                                                                                 -------------   ------------
TOTAL NET ASSETS .............................................................................   $ 209,137,536   $657,286,325
                                                                                                 =============   ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A ......................................................................   $  15,371,635   $ 88,608,403
   Shares outstanding - Class A ..............................................................       1,465,254      7,109,715
   Net asset value per share - Class A .......................................................   $       10.49   $      12.46
   Maximum offering price per share - Class A(2) .............................................   $       11.13   $      13.22
   Net assets - Class B ......................................................................   $   3,939,496   $ 12,445,341
   Shares outstanding - Class B ..............................................................         385,517      1,094,419
   Net asset value and offering price per share - Class B ....................................   $       10.22   $      11.37
   Net assets - Class C ......................................................................   $   5,223,496   $  9,404,010
   Shares outstanding - Class C ..............................................................         511,429        827,318
   Net asset value and offering price per share - Class C ....................................   $       10.21   $      11.37
   Net assets - Administrator Class ..........................................................   $  12,356,827             NA
   Shares outstanding - Administrator Class ..................................................       1,164,854             NA
   Net asset value and offering price per share - Administrator Class ........................   $       10.61             NA
   Net assets - Institutional Class ..........................................................   $  23,096,510             NA
   Shares outstanding - Institutional Class ..................................................       2,186,010             NA
   Net asset value and offering price per share - Institutional Class ........................   $       10.57             NA
   Net assets - Investor Class ...............................................................   $ 149,149,572   $546,828,571
   Shares outstanding - Investor Class .......................................................      14,159,757     42,954,675
   Net asset value and offering price per share - Investor Class .............................   $       10.53   $      12.73
                                                                                                 -------------   ------------
Investments at cost ..........................................................................   $ 312,949,447   $782,667,833
                                                                                                 -------------   ------------
Securities on loan, at value (Note 2) ........................................................   $  29,579,886   $ 67,324,723
                                                                                                 -------------   ------------
Premiums received on written options (Note 2) ................................................   $           0   $          0
                                                                                                 -------------   ------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 63


Statements of Assets and Liabilities--April 30, 2009 (Unaudited)

   Mid Cap       Small Cap      Small Cap        Small Cap
   Growth         Growth      Opportunities        Value
    Fund           Fund            Fund            Fund
------------   ------------   -------------   --------------


$103,619,728   $580,110,318    $474,164,366   $2,165,331,739
  33,513,881    133,787,135     100,831,259                0
   7,074,050     19,701,816      57,497,542      191,344,777
------------   ------------    ------------   --------------
 144,207,659    733,599,269     632,493,167    2,356,676,516
------------   ------------    ------------   --------------
      50,000         50,000          50,000                0
      66,186        656,206         162,315        4,156,682
   1,766,300     10,558,514       7,260,329       13,162,439
      24,406         88,200         322,284        2,298,169
      13,751              0               0                0
------------   ------------    ------------   --------------
 146,128,302    744,952,189     640,288,095    2,376,293,806
------------   ------------    ------------   --------------

           0              0               0       11,162,642
           0              0               0            7,278
      48,431         87,322               0          266,102
   2,258,771      7,994,385       7,274,438       15,654,199
  34,869,970    140,182,434     108,670,232                0
      72,815        418,702         407,548        1,983,408
           0         93,339         119,195          392,223
------------   ------------    ------------   --------------
  37,249,987    148,776,182     116,471,413       29,465,852
------------   ------------    ------------   --------------
$108,878,315   $596,176,007    $523,816,682   $2,346,827,954
============   ============    ============   ==============

$159,552,662   $776,374,409    $682,560,483   $2,959,244,778
    (280,896)    (1,452,673)       (232,493)      11,370,751
 (30,387,549)   (91,802,825)    (89,206,062)     (81,766,104)

 (19,101,754)   (82,455,445)    (64,435,630)    (542,809,191)
    (904,148)    (4,487,459)     (4,869,616)               0
           0              0               0          787,720
------------   ------------    ------------   --------------
$108,878,315   $596,176,007    $523,816,682   $2,346,827,954
============   ============    ============   ==============

$ 61,760,776   $131,309,851              NA   $  376,650,099
  16,618,325     15,155,346              NA       20,134,382
$       3.72   $       8.66              NA   $        18.71
$       3.95   $       9.19              NA   $        19.85
$  1,785,446   $  4,157,551              NA   $   45,492,968
     528,579        508,435              NA        2,655,576
$       3.38   $       8.18              NA   $        17.13
$  1,820,490   $  4,734,522              NA   $   60,128,368
     539,756        577,967              NA        3,499,507
$       3.37   $       8.19              NA   $        17.18
$ 20,357,055   $212,340,480    $523,816,682               NA
   5,455,879     24,155,609      23,920,345               NA
$       3.73   $       8.79    $      21.90               NA
$      7,126   $221,882,701              NA   $  570,746,065
       1,905     24,876,997              NA       29,977,295
$       3.74   $       8.92              NA   $        19.04
$ 23,147,422   $ 21,750,902              NA   $1,293,810,454
   6,277,333      2,530,892              NA       68,111,746
$       3.69   $       8.59              NA   $        19.00
------------   ------------    ------------   --------------
$164,213,561   $820,542,173    $701,799,399   $2,899,487,702
------------   ------------    ------------   --------------
$ 33,507,796   $132,978,197    $102,322,170   $            0
------------   ------------    ------------   --------------
$          0   $          0    $          0   $   11,950,362
------------   ------------    ------------   --------------

             64 Wells Fargo Advantage Small and Mid Cap Stock Funds


   Statements of Operations--For the Six Months Ended April 30, 2009 (Unaudited)

                                                                                 C&B Mid        Common
                                                                                Cap Value        Stock
                                                                                  Fund           Fund
                                                                              ------------   ------------
INVESTMENT INCOME
   Dividends(1) ...........................................................   $  2,570,692   $  5,759,104
   Interest ...............................................................            453            142
   Interest from affiliated securities ....................................         35,438        126,423
   Securities lending income ..............................................         79,353         70,457
                                                                              ------------   ------------
Total investment income ...................................................      2,685,936      5,956,126
                                                                              ------------   ------------
EXPENSES
   Advisory fees ..........................................................        746,500      2,143,506
   Administration fees
      Fund Level ..........................................................         49,767        144,358
      Class A .............................................................         20,376        105,014
      Class B .............................................................          5,572         16,481
      Class C .............................................................          6,847         11,550
      Administrator Class .................................................          5,559             NA
      Institutional Class .................................................          9,317             NA
      Investor Class ......................................................        277,831        948,110
   Custody fees ...........................................................         19,907         57,743
   Shareholder servicing fees (Note 3) ....................................        219,258        717,441
   Accounting fees ........................................................         27,439         28,056
   Distribution fees (Note 3)
      Class B .............................................................         14,927         44,146
      Class C .............................................................         18,341         30,938
   Professional fees ......................................................         15,123         19,406
   Registration fees ......................................................         16,319         20,481
   Shareholder reports ....................................................        120,430         61,890
   Trustees' fees .........................................................          5,289          5,289
   Other fees and expenses ................................................          6,205          4,310
                                                                              ------------   ------------
Total expenses ............................................................      1,585,007      4,358,719
                                                                              ------------   ------------
LESS
   Waived fees and reimbursed expenses (Note 3) ...........................       (359,760)      (573,453)
   Net expenses ...........................................................      1,225,247      3,785,266
                                                                              ------------   ------------
Net investment income (loss) ..............................................      1,460,689      2,170,860
                                                                              ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation ........    (60,310,187)   (60,867,864)
   Options, swap agreements, MMD rate locks and short sale transactions ...              0              0
                                                                              ------------   ------------
Net realized gain and loss from investments ...............................    (60,310,187)   (60,867,864)
                                                                              ------------   ------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation ........     41,145,118     65,810,752
   Collateral received for securities loaned ..............................       (684,795)    (1,850,026)
   Forward foreign currency contracts .....................................              0              0
   Options, swap agreements, MMD rate locks and short sale transactions ...              0              0
                                                                              ------------   ------------
Net change in unrealized appreciation (depreciation) of investments .......     40,460,323     63,960,726
                                                                              ------------   ------------
Net realized and unrealized gain (loss) on investments ....................    (19,849,864)     3,092,862
                                                                              ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........   $(18,389,175)  $  5,263,722
                                                                              ============   ============
(1.) Net of foreign with holding taxes of                                     $          0   $      7,950

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 65


Statements of Operations--For the Six Months Ended April 30, 2009 (Unaudited)

   Mid Cap       Small Cap      Small Cap      Small Cap
   Growth         Growth      Opportunities      Value
    Fund           Fund            Fund           Fund
------------   ------------   -------------   -----------

$    317,766   $    978,235    $  2,701,777   $23,652,453
           0              0             483       789,604
       9,451         43,953         214,844     1,095,689
      24,873        221,408         129,274             0
------------   ------------    ------------   -----------
     352,090      1,243,596       3,046,378    25,537,746
------------   ------------    ------------   -----------

     344,695      1,978,543       1,976,642     8,615,165

      22,980        116,442         116,293       528,253
      73,587        147,540              NA       485,060
       2,470          5,273              NA        62,177
       2,041          5,491              NA        80,378
       8,392         78,816         232,585            NA
           2         70,929              NA       147,992
      37,993         34,845              NA     2,546,013
       9,192         46,577          46,517       211,301
     108,852        339,267         581,463     2,165,770
      22,842         31,147          22,613        67,006

       6,615         14,124              NA       166,545
       5,466         14,709              NA       215,299
      14,325         10,500          16,844        28,078
       9,437         13,814          11,388        56,637
      18,199         85,046          42,628       151,697
       5,289          5,289           5,289         5,289
       3,101          7,151           8,398        37,231
------------   ------------    ------------   -----------
     695,478      3,005,503       3,060,660    15,569,891
------------   ------------    ------------   -----------

     (62,492)      (309,234)       (271,401)   (1,402,896)
     632,986      2,696,269       2,789,259    14,166,995
------------   ------------    ------------   -----------
    (280,896)    (1,452,673)        257,119    11,370,751
------------   ------------    ------------   -----------


 (25,749,236)   (55,531,057)    (81,207,931)    6,355,769
           0              0               0    13,920,255
------------   ------------    ------------   -----------
 (25,749,236)   (55,531,057)    (81,207,931)   20,276,024
------------   ------------    ------------   -----------

  30,725,669    136,871,796      67,437,275    28,709,867
    (395,047)    (2,096,944)     (1,430,929)            0
           0              0               0         1,268
           0              0               0    (2,863,836)
------------   ------------    ------------   -----------
  30,330,622    134,774,852      66,006,346    25,847,299
------------   ------------    ------------   -----------
   4,581,386     79,243,795     (15,201,585)   46,123,323
------------   ------------    ------------   -----------
$  4,300,490   $ 77,791,122    $(14,944,466)  $57,494,074
============   ============    ============   ===========
$        394   $          0    $     13,655   $   348,169

             66 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                        C&B MID CAP VALUE FUND
                                                                                                  ----------------------------------
                                                                                                      For the
                                                                                                 Six Months Ended        For the
                                                                                                  April 30, 2009       Year Ended
                                                                                                    (Unaudited)     October 31, 2008
                                                                                                 ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .......................................................................    $261,455,626      $ 897,718,698
OPERATIONS
   Net investment income (loss) ...............................................................       1,460,689          6,607,092
   Net realized gain (loss) on investments ....................................................     (60,310,187)      (113,329,457)
   Net change in unrealized appreciation (depreciation) of investments ........................      40,460,323       (102,214,075)
                                                                                                   ------------      -------------
Net increase (decrease) in net assets resulting from operations ...............................     (18,389,175)      (208,936,440)
                                                                                                   ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .................................................................................        (263,651)          (157,101)
      Class B .................................................................................         (22,196)                 0
      Class C .................................................................................         (29,932)                 0
      Administrator Class .....................................................................        (177,952)          (552,724)
      Institutional Class .....................................................................        (702,762)          (679,686)
      Investor Class ..........................................................................      (2,606,621)        (1,810,640)
   Net realized gain on sales of investments
      Class A .................................................................................               0         (8,882,013)
      Class B .................................................................................               0         (2,603,231)
      Class C .................................................................................               0         (2,913,466)
      Administrator Class .....................................................................               0        (18,417,909)
      Institutional Class .....................................................................               0        (14,379,949)
      Investor Class ..........................................................................               0        (96,283,334)
                                                                                                   ------------      -------------
Total distributions to shareholders ...........................................................      (3,803,114)      (146,680,053)
                                                                                                   ------------      -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ........................................................       1,673,401         10,733,401
   Reinvestment of distributions - Class A ....................................................         241,734          8,214,556
   Cost of shares redeemed - Class A ..........................................................      (3,361,032)       (29,031,790)
                                                                                                   ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class A ..      (1,445,897)       (10,083,833)
                                                                                                   ------------      -------------
   Proceeds from shares sold - Class B ........................................................         104,125            204,388
   Reinvestment of distributions - Class B ....................................................          21,462          2,546,003
   Cost of shares redeemed - Class B ..........................................................        (897,293)        (5,507,492)
                                                                                                   ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class B ..        (771,706)        (2,757,101)
                                                                                                   ------------      -------------
   Proceeds from shares sold - Class C ........................................................         263,194          1,057,034
   Reinvestment of distributions - Class C ....................................................          27,246          2,743,750
   Cost of shares redeemed - Class C ..........................................................        (756,329)        (6,510,091)
                                                                                                   ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Class C ..        (465,889)        (2,709,307)
                                                                                                   ------------      -------------
   Proceeds from shares sold - Administrator Class ............................................         965,433         14,712,474
   Reinvestment of distributions - Administrator Class ........................................          95,478         15,804,466
   Cost of shares redeemed - Administrator Class ..............................................      (1,193,659)       (80,076,852)
                                                                                                   ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Administrator Class .....................................................................        (132,748)       (49,559,912)
                                                                                                   ------------      -------------
   Proceeds from shares sold - Institutional Class ............................................      11,337,513         64,252,091
   Reinvestment of distributions - Institutional Class ........................................         697,758         15,059,269
   Cost of shares redeemed - Institutional Class ..............................................     (19,540,186)       (86,968,264)
                                                                                                   ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions -
      Institutional Class .....................................................................      (7,504,915)        (7,656,904)
                                                                                                   ------------      -------------
   Proceeds from shares sold - Investor Class .................................................      31,576,460        110,581,892
   Reinvestment of distributions - Investor Class .............................................       2,576,587         96,063,585
   Cost of shares redeemed - Investor Class ...................................................     (53,957,693)      (414,524,999)
                                                                                                   ------------      -------------
   Net increase (decrease) in net assets resulting from capital share transactions - Investor
      Class ...................................................................................     (19,804,646)      (207,879,522)
                                                                                                   ------------      -------------
Net increase (decrease) in net assets resulting from capital share transactions - Total .......     (30,125,801)      (280,646,579)
                                                                                                   ------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS .........................................................     (52,318,090)      (636,263,072)
                                                                                                   ------------      -------------
ENDING NET ASSETS .............................................................................    $209,137,536      $ 261,455,626
                                                                                                   ------------      -------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 67


Statements of Changes in Net Assets

         COMMON STOCK FUND                    MID CAP GROWTH FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2009       Year Ended       April 30, 2009       Year Ended
   (Unaudited)     October 31, 2008      (Unaudited)     October 31, 2008
----------------   ----------------   ----------------   ----------------

  $677,187,362      $1,169,835,570      $105,845,762       $182,370,941

     2,170,860            (304,228)         (280,896)        (1,227,838)
   (60,867,864)        (14,450,416)      (25,749,236)        (4,226,896)
    63,960,726        (358,610,339)       30,330,622        (75,297,844)
  ------------      --------------      ------------       ------------
     5,263,722        (373,364,983)        4,300,490        (80,752,578)
  ------------      --------------      ------------       ------------


             0            (356,600)                0                  0
             0                   0                 0                  0
             0                   0                 0                  0
            NA                  NA                 0                  0
            NA                  NA                 0                  0
             0          (6,223,545)                0                  0

             0          (9,803,131)                0        (21,824,690)
             0          (5,181,903)                0         (1,194,436)
             0          (3,130,306)                0           (527,976)
            NA                  NA                 0                  0
            NA                  NA                 0                  0
             0        (163,460,865)                0         (7,430,771)
  ------------      --------------      ------------       ------------
             0        (188,156,350)                0        (30,977,873)
  ------------      --------------      ------------       ------------

    23,258,791         141,688,485         7,813,296         21,829,014
             0           9,893,383                 0         21,178,965
   (23,259,385)        (75,020,260)       (9,456,264)       (38,127,786)
  ------------      --------------      ------------       ------------
          (594)         76,561,608        (1,642,968)         4,880,193
  ------------      --------------      ------------       ------------
       161,629             772,048             9,140            444,779
             0           4,763,889                 0          1,112,795
    (2,040,557)         (8,548,414)         (516,979)        (2,936,870)
  ------------      --------------      ------------       ------------
    (1,878,928)         (3,012,477)         (507,839)        (1,379,296)
  ------------      --------------      ------------       ------------
       861,762           2,313,256           273,094            902,717
             0           2,473,560                 0            459,826
    (1,200,622)         (4,831,444)         (231,567)          (483,163)
  ------------      --------------      ------------       ------------
      (338,860)            (44,628)           41,527            879,380
  ------------      --------------      ------------       ------------
            NA                  NA         2,821,145         28,488,437
            NA                  NA                 0                  0
            NA                  NA        (2,040,679)        (1,126,974)
  ------------      --------------      ------------       ------------

            NA                  NA           780,466         27,361,463
  ------------      --------------      ------------       ------------
            NA                  NA                 4             10,000
            NA                  NA                 0                  0
            NA                  NA                 0                  0
  ------------      --------------      ------------       ------------

            NA                  NA                 4             10,000
  ------------      --------------      ------------       ------------
    28,324,374          62,639,999         2,246,315          5,318,758
             0         163,552,562                 0          7,286,742
   (51,270,751)       (230,823,939)       (2,185,442)        (9,151,968)
  ------------      --------------      ------------       ------------

   (22,946,377)         (4,631,378)           60,873          3,453,532
  ------------      --------------      ------------       ------------
   (25,164,759)         68,873,125        (1,267,937)        35,205,272
  ------------      --------------      ------------       ------------
   (19,901,037)       (492,648,208)        3,032,553        (76,525,179)
  ------------      --------------      ------------       ------------
  $657,286,325      $  677,187,362      $108,878,315       $105,845,762
  ------------      --------------      ------------       ------------

             68 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                     C&B MID CAP VALUE FUND
                                                                                              -----------------------------------
                                                                                                   For the
                                                                                              Six Months Ended        For the
                                                                                               April 30, 2009       Year Ended
                                                                                                 (Unaudited)     October 31, 2008
                                                                                              ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ..................................................................          174,590            712,614
   Shares issued in reinvestment of distributions - Class A ...............................           23,958            507,115
   Shares redeemed - Class A ..............................................................         (349,986)        (1,924,692)
                                                                                                 -----------       ------------
   Net increase (decrease) in shares outstanding - Class A ................................         (151,438)          (704,963)
                                                                                                 -----------       ------------
   Shares sold - Class B ..................................................................           10,939             12,998
   Shares issued in reinvestment of distributions - Class B ...............................            2,177            162,166
   Shares redeemed - Class B ..............................................................          (97,485)          (376,739)
                                                                                                 -----------       ------------
   Net increase (decrease) in shares outstanding - Class B ................................          (84,369)          (201,575)
                                                                                                 -----------       ------------
   Shares sold - Class C ..................................................................           28,107             68,978
   Shares issued in reinvestment of distributions - Class C ...............................            2,766            174,650
   Shares redeemed - Class C ..............................................................          (82,990)          (439,522)
                                                                                                 -----------       ------------
   Net increase (decrease) in shares outstanding - Class C ................................          (52,117)          (195,894)
                                                                                                 -----------       ------------
   Shares sold - Administrator Class ......................................................          102,650            974,324
   Shares issued in reinvestment of distributions - Administrator Class ...................            9,361            965,683
   Shares redeemed - Administrator Class ..................................................         (122,396)        (5,414,640)
                                                                                                 -----------       ------------
   Net increase (decrease) in shares outstanding - Administrator Class ....................          (10,385)        (3,474,633)
                                                                                                 -----------       ------------
   Shares sold - Institutional Class ......................................................        1,169,120          4,247,144
   Shares issued in reinvestment of distributions - Institutional Class ...................           68,677            915,914
   Shares redeemed - Institutional Class ..................................................       (1,939,565)        (5,882,168)
                                                                                                 -----------       ------------
   Net increase (decrease) in shares outstanding - Institutional Class ....................         (701,768)          (719,110)
                                                                                                 -----------       ------------
   Shares sold - Investor Class ...........................................................        3,223,476          6,972,113
   Shares issued in reinvestment of distributions - Investor Class ........................          254,101          5,901,319
   Shares redeemed - Investor Class .......................................................       (5,678,724)       (25,521,286)
                                                                                                 -----------       ------------
   Net increase (decrease) in shares outstanding - Investor Class .........................       (2,201,147)       (12,647,854)
                                                                                                 -----------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL SHARE TRANSACTIONS ...       (3,201,224)       (17,944,029)
                                                                                                 ===========       ============
Ending balance of undistributed net investment income (loss) ..............................      $   554,499       $  2,896,924
                                                                                                 -----------       ------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 69


Statements of Changes in Net Assets

         COMMON STOCK FUND                    MID CAP GROWTH FUND
-----------------------------------   -----------------------------------
     For the                               For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2009       Year Ended       April 30, 2009       Year Ended
   (Unaudited)     October 31, 2008      (Unaudited)     October 31, 2008
----------------   ----------------   ----------------   ----------------

     2,102,544          8,506,244          2,451,437          3,849,042
             0            554,550                  0          3,632,756
    (2,172,797)        (4,637,147)        (3,007,508)        (6,952,382)
  ------------       ------------       ------------       ------------
       (70,253)         4,423,647           (556,071)           529,416
  ------------       ------------       ------------       ------------
        15,534             47,230              2,777             78,098
             0            291,191                  0            206,839
      (207,530)          (540,967)          (179,440)          (561,423)
  ------------       ------------       ------------       ------------
      (191,996)          (202,546)          (176,663)          (276,486)
  ------------       ------------       ------------       ------------
        86,598            143,223             98,598            165,900
             0            151,288                  0             85,629
      (122,576)          (308,356)           (82,476)          (100,263)
  ------------       ------------       ------------       ------------
       (35,978)           (13,845)            16,122            151,266
  ------------       ------------       ------------       ------------
            NA                 NA            877,271          5,508,948
            NA                 NA                  0                  0
            NA                 NA           (654,901)          (275,439)
  ------------       ------------       ------------       ------------
            NA                 NA            222,370          5,233,509
  ------------       ------------       ------------       ------------
            NA                 NA                  0              1,905
            NA                 NA                  0                  0
            NA                 NA                  0                  0
  ------------       ------------       ------------       ------------
            NA                 NA                  0              1,905
  ------------       ------------       ------------       ------------
     2,461,897          3,633,809            691,043          1,008,324
             0          8,971,848                  0          1,258,505
    (4,605,636)       (13,343,891)          (695,443)        (1,722,537)
  ------------       ------------       ------------       ------------
    (2,143,739)          (738,234)            (4,400)           544,292
  ------------       ------------       ------------       ------------
    (2,441,966)         3,469,022           (498,642)         6,183,902
  ============       ============       ============       ============
  $  2,170,860       $   (838,963)      $   (280,896)      $          1
  ------------       ------------       ------------       ------------

             70 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                    SMALL CAP GROWTH FUND
                                                                                             -----------------------------------
                                                                                                 For the
                                                                                             Six Months Ended        For the
                                                                                              April 30, 2009       Year Ended
                                                                                                (Unaudited)     October 31, 2008
                                                                                             ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ..................................................................    $ 489,711,052      $ 463,544,108
OPERATIONS
   Net investment income (loss) ..........................................................       (1,452,673)        (3,386,361)
   Net realized gain (loss) on investments ...............................................      (55,531,057)       (25,118,255)
   Net change in unrealized appreciation (depreciation) of investments ...................      134,774,852       (267,894,070)
                                                                                              -------------      -------------
Net increase (decrease) in net assets resulting from operations ..........................       77,791,122       (296,398,686)
                                                                                              -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ............................................................................                0                  0
      Class B ............................................................................                0                  0
      Class C ............................................................................                0                  0
      Administrator Class ................................................................                0                  0
      Institutional Class ................................................................                0                  0
      Investor Class .....................................................................                0                  0
   Net realized gain on sales of investments
      Class A ............................................................................                0        (29,161,141)
      Class B ............................................................................                0         (2,018,118)
      Class C ............................................................................                0         (1,584,750)
      Administrator Class ................................................................                0        (15,809,026)
      Institutional Class ................................................................                0        (12,816,987)
      Investor Class .....................................................................                0         (5,722,026)
                                                                                              -------------      -------------
Total distributions to shareholders ......................................................                0        (67,112,048)
                                                                                              -------------      -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ...................................................       29,216,591        117,669,532
   Reinvestment of distributions - Class A ...............................................                0         22,004,298
   Cost of shares redeemed - Class A .....................................................      (29,330,653)      (103,785,144)
                                                                                              -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A .............................................................         (114,062)        35,888,686
                                                                                              -------------      -------------
   Proceeds from shares sold - Class B ...................................................           17,848            340,989
   Reinvestment of distributions - Class B ...............................................                0          1,970,777
   Cost of shares redeemed - Class B .....................................................         (936,055)        (5,219,349)
                                                                                              -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class B .............................................................         (918,207)        (2,907,583)
                                                                                              -------------      -------------
   Proceeds from shares sold - Class C ...................................................           68,813          1,557,756
   Reinvestment of distributions - Class C ...............................................                0          1,157,737
   Cost of shares redeemed - Class C .....................................................         (385,652)        (2,694,461)
                                                                                              -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C .............................................................         (316,839)            21,032
                                                                                              -------------      -------------
   Proceeds from shares sold - Administrator Class .......................................       88,212,817        337,403,573
   Reinvestment of distributions - Administrator Class ...................................                0         15,530,036
   Cost of shares redeemed - Administrator Class .........................................      (56,161,332)      (229,886,805)
                                                                                              -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class .................................................       32,051,485        123,046,804
                                                                                              -------------      -------------
   Proceeds from shares sold - Institutional Class .......................................      106,692,886        525,860,971
   Reinvestment of distributions - Institutional Class ...................................                0         12,222,925
   Cost of shares redeemed - Institutional Class .........................................     (108,550,643)      (302,913,717)
                                                                                              -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Institutional Class .................................................       (1,857,757)       235,170,179
                                                                                              -------------      -------------
   Proceeds from shares sold - Investor Class ............................................        2,859,545          1,648,804
   Reinvestment of distributions - Investor Class ........................................                0          5,532,180
   Cost of shares redeemed - Investor Class ..............................................       (3,030,332)        (8,722,424)
                                                                                              -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class ......................................................         (170,787)        (1,541,440)
                                                                                              -------------      -------------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total ..................................................................       28,673,833        389,677,678
                                                                                              -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS ....................................................      106,464,955         26,166,944
                                                                                              =============      =============
ENDING NET ASSETS ........................................................................    $ 596,176,007      $ 489,711,052
                                                                                              =============      =============

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 71


Statements of Changes in Net Assets

    SMALL CAP OPPORTUNITIES FUND              SMALL CAP VALUE FUND
-----------------------------------   -----------------------------------
     For the                              For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2009       Year Ended       April 30, 2009       Year Ended
   (Unaudited)     October 31, 2008     (Unaudited)      October 31, 2008
----------------   ----------------   ----------------   ----------------

  $541,369,494      $ 910,161,940      $2,308,589,882    $ 4,177,653,842

       257,119            628,655          11,370,751           (859,400)
   (81,207,931)        13,470,432          20,276,024        (24,475,997)
    66,006,346       (282,624,336)         25,847,299     (1,635,008,914)
  ------------      -------------      --------------    ---------------
   (14,944,466)      (268,525,249)         57,494,074     (1,660,344,311)
  ------------      -------------      --------------    ---------------


            NA                 NA                   0           (141,933)
            NA                 NA                   0                  0
            NA                 NA                   0                  0
      (524,254)        (2,608,842)                 NA                 NA
            NA                 NA                   0         (2,313,466)
            NA                 NA                   0         (1,105,714)

            NA                 NA                   0        (93,419,985)
            NA                 NA                   0        (16,840,469)
            NA                 NA                   0        (20,212,008)
   (21,371,212)      (110,577,897)                 NA                 NA
            NA                 NA                   0        (57,044,953)
            NA                 NA                   0       (348,362,033)
  ------------      -------------      --------------    ---------------
   (21,895,466)      (113,186,739)                  0       (539,440,561)
  ------------      -------------      --------------    ---------------

            NA                 NA         135,427,865        285,652,329
            NA                 NA                   0         91,037,833
            NA                 NA        (149,783,122)      (336,692,085)
  ------------      -------------      --------------    ---------------

            NA                 NA         (14,355,257)        39,998,077
  ------------      -------------      --------------    ---------------
            NA                 NA              95,631          1,508,047
            NA                 NA                   0         15,741,113
            NA                 NA          (8,193,243)       (27,671,354)
  ------------      -------------      --------------    ---------------

            NA                 NA          (8,097,612)       (10,422,194)
  ------------      -------------      --------------    ---------------
            NA                 NA             735,862          8,150,430
            NA                 NA                   0         17,188,714
            NA                 NA         (10,788,624)       (27,950,416)
  ------------      -------------      --------------    ---------------

            NA                 NA         (10,052,762)        (2,611,272)
  ------------      -------------      --------------    ---------------
    66,930,643        166,283,892                  NA                 NA
    21,376,796        109,877,189                  NA                 NA
   (69,020,319)      (263,241,539)                 NA                 NA
  ------------      -------------      --------------    ---------------

    19,287,120         12,919,542                  NA                 NA
  ------------      -------------      --------------    ---------------
            NA                 NA         366,490,692      1,011,491,165
            NA                 NA                   0         59,358,409
            NA                 NA        (163,621,640)      (491,641,807)
  ------------      -------------      --------------    ---------------

            NA                 NA         202,869,052        579,207,767
  ------------      -------------      --------------    ---------------
            NA                 NA         441,314,305      1,351,654,972
            NA                 NA                   0        343,180,478
            NA                 NA        (630,933,728)    (1,970,286,916)
  ------------      -------------      --------------    ---------------

            NA                 NA        (189,619,423)      (275,451,466)
  ------------      -------------      --------------    ---------------

    19,287,120         12,919,542         (19,256,002)       330,720,912
  ------------      -------------      --------------    ---------------
   (17,552,812)      (368,792,446)         38,238,072     (1,869,063,960)
  ============      =============      ==============    ===============
  $523,816,682      $ 541,369,494      $2,346,827,954    $ 2,308,589,882
  ============      =============      ==============    ===============

             72 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                                    SMALL CAP GROWTH FUND
                                                                                             -----------------------------------
                                                                                                 For the
                                                                                             Six Months Ended        For the
                                                                                              April 30, 2009       Year Ended
                                                                                                (Unaudited)     October 31, 2008
                                                                                             ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .................................................................        4,065,147         10,302,604
   Shares issued in reinvestment of distributions - Class A ..............................                0          1,797,737
   Shares redeemed - Class A .............................................................       (4,158,988)        (9,301,226)
                                                                                               ------------       ------------
   Net increase (decrease) in shares outstanding - Class A ...............................          (93,841)         2,799,115
                                                                                               ------------       ------------
   Shares sold - Class B .................................................................            2,521             28,993
   Shares issued in reinvestment of distributions - Class B ..............................                0            168,731
   Shares redeemed - Class B .............................................................         (141,269)          (479,057)
                                                                                               ------------       ------------
   Net increase (decrease) in shares outstanding - Class B ...............................         (138,748)          (281,333)
                                                                                               ------------       ------------
   Shares sold - Class C .................................................................            9,925            126,616
   Shares issued in reinvestment of distributions - Class C ..............................                0             98,952
   Shares redeemed - Class C .............................................................          (60,005)          (257,583)
                                                                                               ------------       ------------
   Net increase (decrease) in shares outstanding - Class C ...............................          (50,080)           (32,015)
                                                                                               ------------       ------------
   Shares sold - Administrator Class .....................................................       12,769,241         31,620,320
   Shares issued in reinvestment of distributions - Administrator Class ..................                0          1,254,446
   Shares redeemed - Administrator Class .................................................       (7,948,585)       (20,397,556)
                                                                                               ------------       ------------
   Net increase (decrease) in shares outstanding - Administrator Class ...................        4,820,656         12,477,210
                                                                                               ------------       ------------
   Shares sold - Institutional Class .....................................................       14,500,747         45,534,768
   Shares issued in reinvestment of distributions - Institutional Class ..................                0            977,052
   Shares redeemed - Institutional Class .................................................      (14,957,822)       (26,431,676)
                                                                                               ------------       ------------
   Net increase (decrease) in shares outstanding - Institutional Class ...................         (457,075)        20,080,144
                                                                                               ------------       ------------
   Shares sold - Investor Class ..........................................................          396,403            156,770
   Shares issued in reinvestment of distributions - Investor Class .......................                0            454,949
   Shares redeemed - Investor Class ......................................................         (434,962)          (745,426)
                                                                                               ------------       ------------
   Net increase (decrease) in shares outstanding - Investor Class ........................          (38,559)          (133,707)
                                                                                               ------------       ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM
   CAPITAL SHARE TRANSACTIONS ............................................................        4,042,353         34,909,414
                                                                                               ============       ============
Ending balance of undistributed net investment income (loss) .............................     $ (1,452,673)      $          0
                                                                                               ------------       ------------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 73


Statements of Changes in Net Assets

    SMALL CAP OPPORTUNITIES FUND              SMALL CAP VALUE FUND
-----------------------------------   -----------------------------------
      For the                             For the
Six Months Ended        For the       Six Months Ended        For the
 April 30, 2009       Year Ended       April 30, 2009       Year Ended
   (Unaudited)     October 31, 2008      (Unaudited)     October 31, 2008
----------------   ----------------   ----------------   ----------------

           NA                 NA           8,067,833         10,512,938
           NA                 NA                   0          3,221,474
           NA                 NA          (8,916,943)       (12,467,130)
  -----------        -----------        ------------       ------------
           NA                 NA            (849,110)         1,267,282
  -----------        -----------        ------------       ------------
           NA                 NA               6,463             59,922
           NA                 NA                   0            602,415
           NA                 NA            (546,087)        (1,101,255)
  -----------        -----------        ------------       ------------
           NA                 NA            (539,624)          (438,918)
  -----------        -----------        ------------       ------------
           NA                 NA              47,981            316,737
           NA                 NA                   0            655,557
           NA                 NA            (712,045)        (1,122,870)
  -----------        -----------        ------------       ------------
           NA                 NA            (664,064)          (150,576)
  -----------        -----------        ------------       ------------
    3,304,113          5,352,007                  NA                 NA
    1,059,022          3,416,006                  NA                 NA
   (3,508,244)        (8,641,767)                 NA                 NA
  -----------        -----------        ------------       ------------
      854,891            126,246                  NA                 NA
  -----------        -----------        ------------       ------------
           NA                 NA          20,950,232         33,980,908
           NA                 NA                   0          2,067,848
           NA                 NA          (9,400,161)       (17,858,332)
  -----------        -----------        ------------       ------------
           NA                 NA          11,550,071         18,190,424
  -----------        -----------        ------------       ------------
           NA                 NA          25,662,533         49,132,650
           NA                 NA                   0         11,970,313
           NA                 NA         (36,579,489)       (68,734,833)
  -----------        -----------        ------------       ------------
           NA                 NA         (10,916,956)        (7,631,870)
  -----------        -----------        ------------       ------------

      854,891            126,246          (1,419,683)        11,236,342
  ===========        ===========        ============       ============
  $  (232,493)       $    34,642        $ 11,370,751       $          0
  -----------        -----------        ------------       ------------

             74 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                      Beginning                    Net Realized    Distributions
                                                      Net Asset        Net        and Unrealized     from Net       Distributions
                                                      Value Per     Investment     Gain (Loss)      Investment        from Net
                                                        Share     Income (Loss)   on Investments      Income       Realized Gains
                                                      ---------   -------------   --------------   -------------   --------------
C&B MID CAP VALUE FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited).....     $11.29        0.07(6)          (0.70)          (0.17)           0.00
November 1, 2007 to October 31, 2008 ..............     $21.80        0.18(6)          (6.52)          (0.06)          (4.11)
November 1, 2006 to October 31, 2007 ..............     $23.79        0.03(6)           0.70           (0.06)          (2.66)
November 1, 2005 to October 31, 2006 ..............     $20.76        0.05(6)           4.72            0.00           (1.74)
November 1, 2004 to October 31, 2005 ..............     $18.89       (0.09)             2.54            0.00           (0.58)
July 26, 2004(4) to October 31, 2004 ..............     $18.52       (0.00)             0.37            0.00            0.00

Class B
November 1, 2008 to April 30, 2009 (Unaudited).....     $10.90        0.03(6)          (0.66)          (0.05)           0.00
November 1, 2007 to October 31, 2008 ..............     $21.29        0.07(6)          (6.35)           0.00           (4.11)
November 1, 2006 to October 31, 2007 ..............     $23.38       (0.14)(6)          0.71            0.00           (2.66)
November 1, 2005 to October 31, 2006 ..............     $20.57       (0.11)(6)          4.66            0.00           (1.74)
November 1, 2004 to October 31, 2005 ..............     $18.86       (0.17)             2.46            0.00           (0.58)
July 26, 2004(4) to October 31, 2004 ..............     $18.52       (0.02)             0.36            0.00            0.00

Class C
November 1, 2008 to April 30, 2009 (Unaudited).....     $10.91        0.03(6)          (0.67)          (0.06)           0.00
November 1, 2007 to October 31, 2008 ..............     $21.29        0.07(6)          (6.34)           0.00           (4.11)
November 1, 2006 to October 31, 2007 ..............     $23.39       (0.14)(6)          0.70            0.00           (2.66)
November 1, 2005 to October 31, 2006 ..............     $20.57       (0.12)(6)          4.68            0.00           (1.74)
November 1, 2004 to October 31, 2005 ..............     $18.86       (0.17)             2.46            0.00           (0.58)
July 26, 2004(4) to October 31, 2004 ..............     $18.52       (0.02)             0.36            0.00            0.00

Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited).....     $11.39        0.07(6)          (0.70)          (0.15)           0.00
November 1, 2007 to October 31, 2008 ..............     $21.98        0.24(6)          (6.62)          (0.10)          (4.11)
November 1, 2006 to October 31, 2007 ..............     $23.93        0.08(6)           0.71           (0.08)          (2.66)
November 1, 2005 to October 31, 2006 ..............     $20.82        0.10(6)           4.75           (0.00)          (1.74)
November 1, 2004 to October 31, 2005 ..............     $18.90       (0.03)             2.53            0.00           (0.58)
July 26, 2004(4) to October 31, 2004 ..............     $18.52        0.00              0.38            0.00            0.00

Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited).....     $11.43        0.09(6)          (0.71)          (0.24)           0.00
November 1, 2007 to October 31, 2008 ..............     $22.06        0.24(6)          (6.60)          (0.16)          (4.11)
November 1, 2006 to October 31, 2007 ..............     $24.02        0.14(6)           0.71           (0.15)          (2.66)
November 1, 2005 to October 31, 2006 ..............     $20.88        0.16(6)           4.76           (0.04)          (1.74)
November 1, 2004 to October 31, 2005 ..............     $18.91       (0.02)             2.57            0.00           (0.58)
July 26, 2004(4) to October 31, 2004 ..............     $18.52        0.02              0.37            0.00            0.00

Investor Class
November 1, 2008 to April 30, 2009 (Unaudited).....     $11.34        0.07(6)          (0.70)          (0.18)           0.00
November 1, 2007 to October 31, 2008 ..............     $21.89        0.20(6)          (6.58)          (0.06)          (4.11)
November 1, 2006 to October 31, 2007 ..............     $23.86        0.06(6)           0.71           (0.08)          (2.66)
November 1, 2005 to October 31, 2006 ..............     $20.79        0.08(6)           4.73            0.00           (1.74)
November 1, 2004 to October 31, 2005 ..............     $18.89       (0.07)             2.55            0.00           (0.58)
November 1, 2003 to October 31, 2004 ..............     $17.96       (0.01)             1.11           (0.00)          (0.17)

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods less than one year are not annualized.

(3.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4.) Commencement of operations.

(5.) The Fund changed its year end from September 30 to October 31.

(6.) Calculated based upon average shares outstanding.

(7.) The Fund changed its year end from December 31 to October 31.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 75


Financial Highlights

               Ending      Ratio to Average Net Assets (Annualized)(1)
             Net Asset   -----------------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
of Capital     Share     Income (Loss)    Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
----------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------


   0.00        $10.49         1.49%         1.54%     (0.34)%     1.20%      (5.52)%      19%          $ 15,372
   0.00        $11.29         1.19%         1.43%     (0.08)%     1.35%     (34.84)%      31%          $ 18,246
   0.00        $21.80         0.15%         1.36%      0.00%      1.36%       2.95%       56%          $ 50,622
   0.00        $23.79         0.21%         1.40%     (0.02)%     1.38%      24.44%       39%          $ 41,729
   0.00        $20.76        (0.40)%        1.38%      0.00%      1.38%      13.13%       30%          $ 26,795
   0.00        $18.89        (0.18)%        1.41%     (0.01)%     1.40%       2.00%       31%          $  4,938


   0.00        $10.22         0.75%         2.30%     (0.35)%     1.95%      (5.77)%      19%          $  3,939
   0.00        $10.90         0.46%         2.18%     (0.08)%     2.10%     (35.41)%      31%          $  5,123
   0.00        $21.29        (0.60)%        2.11%      0.00%      2.11%       2.23%       56%          $ 14,293
   0.00        $23.38        (0.54)%        2.15%     (0.02)%     2.13%      23.53%       39%          $ 15,491
   0.00        $20.57        (1.15)%        2.13%      0.00%      2.13%      12.28%       30%          $ 11,429
   0.00        $18.86        (0.95)%        2.16%     (0.01)%     2.15%       1.84%       31%          $  2,613


   0.00        $10.21         0.74%         2.29%     (0.34)%     1.95%      (5.89)%      19%          $  5,223
   0.00        $10.91         0.46%         2.16%     (0.07)%     2.09%     (35.36)%      31%          $  6,147
   0.00        $21.29        (0.60)%        2.11%      0.00%      2.11%       2.18%       56%          $ 16,171
   0.00        $23.39        (0.55)%        2.15%     (0.02)%     2.13%      23.58%       39%          $ 11,523
   0.00        $20.57        (1.15)%        2.13%      0.00%      2.13%      12.28%       30%          $  6,838
   0.00        $18.86        (0.98)%        2.16%     (0.01)%     2.15%       1.84%       31%          $  1,081


   0.00        $10.61         1.54%         1.36%     (0.21)%     1.15%      (5.44)%      19%          $ 12,357
   0.00        $11.39         1.52%         1.24%     (0.09)%     1.15%     (34.77)%      31%          $ 13,383
   0.00        $21.98         0.35%         1.18%     (0.03)%     1.15%       3.18%       56%          $102,201
   0.00        $23.93         0.46%         1.22%     (0.07)%     1.15%      24.79%       39%          $ 82,402
   0.00        $20.82        (0.12)%        1.13%     (0.03)%     1.10%      13.39%       30%          $118,690
   0.00        $18.90         0.03%         1.17%     (0.02)%     1.15%       2.05%       31%          $ 81,232


   0.00        $10.57         1.89%         1.09%     (0.19)%     0.90%      (5.31)%      19%          $ 23,097
   0.00        $11.43         1.58%         0.98%     (0.08)%     0.90%     (34.63)%      31%          $ 33,017
   0.00        $22.06         0.60%         0.91%     (0.01)%     0.90%       3.44%       56%          $ 79,559
   0.00        $24.02         0.74%         0.95%     (0.05)%     0.90%      25.12%       39%          $ 55,799
   0.00        $20.88         0.07%         0.94%     (0.04)%     0.90%      13.71%       30%          $ 63,705
   0.00        $18.91         0.40%         0.96%     (0.06)%     0.90%       2.11%       31%          $ 17,376


   0.00        $10.53         1.44%         1.66%     (0.41)%     1.25%      (5.51)%      19%          $149,150
   0.00        $11.34         1.30%         1.47%     (0.22)%     1.25%     (34.87)%      31%          $185,541
   0.00        $21.89         0.26%         1.36%     (0.11)%     1.25%       3.12%       56%          $634,872
   0.00        $23.86         0.35%         1.40%     (0.15)%     1.25%      24.60%       39%          $611,237
   0.00        $20.79        (0.27)%        1.37%     (0.12)%     1.25%      13.29%       30%          $469,971
   0.00        $18.89        (0.08)%        1.19%     (0.04)%     1.15%       6.18%       31%          $498,623

             76 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                      Beginning                    Net Realized    Distributions
                                                      Net Asset        Net        and Unrealized     from Net       Distributions
                                                      Value Per     Investment     Gain (Loss)      Investment        from Net
                                                        Share     Income (Loss)   on Investments      Income       Realized Gains
                                                      ---------   -------------   --------------   -------------   --------------
COMMON STOCK FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ....     $12.26       0.04(6)           0.16             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $22.66       0.00(6)          (6.68)           (0.10)          (3.61)
November 1, 2006 to October 31, 2007 ..............     $23.84      (0.05)(6)          3.98             0.00           (5.11)
November 1, 2005 to October 31, 2006 ..............     $22.97      (0.03)(6)          4.08             0.00           (3.18)
January 1, 2005 to October 31, 2005(8) ............     $22.40      (0.11)             1.06             0.00           (0.38)
January 1, 2004 to December 31, 2004 ..............     $21.98      (0.14)(6)          2.21             0.00           (1.65)
January 1, 2003 to December 31, 2003 ..............     $15.87      (0.10)             6.21             0.00            0.00

Class B
November 1, 2008 to April 30, 2009 (Unaudited) ....     $11.23       0.00(6)           0.14             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $21.10      (0.12)(6)         (6.14)            0.00           (3.61)
November 1, 2006 to October 31, 2007 ..............     $22.67      (0.20)(6)          3.74             0.00           (5.11)
November 1, 2005 to October 31, 2006 ..............     $22.13      (0.20)(6)          3.92             0.00           (3.18)
January 1, 2005 to October 31, 2005(8) ............     $21.74      (0.29)             1.06             0.00           (0.38)
January 1, 2004 to December 31, 2004 ..............     $21.53      (0.29)(6)          2.15             0.00           (1.65)
January 1, 2003 to December 31, 2003 ..............     $15.67      (0.24)             6.10             0.00            0.00

Class C
November 1, 2008 to April 30, 2009 (Unaudited) ....     $11.23       0.00(6)           0.14             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $21.09      (0.12)(6)         (6.13)            0.00           (3.61)
November 1, 2006 to October 31, 2007 ..............     $22.67      (0.20)(6)          3.73             0.00           (5.11)
November 1, 2005 to October 31, 2006 ..............     $22.13      (0.20)(6)          3.92             0.00           (3.18)
January 1, 2005 to October 31, 2005(8) ............     $21.73      (0.47)             1.25             0.00           (0.38)
January 1, 2004 to December 31, 2004 ..............     $21.53      (0.30)(6)          2.15             0.00           (1.65)
January 1, 2003 to December 31, 2003 ..............     $15.68      (0.25)             6.10             0.00            0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $12.53       0.04(6)           0.16             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $23.07       0.00(6)          (6.81)           (0.11)          (3.61)
November 1, 2006 to October 31, 2007 ..............     $24.18      (0.05)(6)          4.05             0.00           (5.11)
November 1, 2005 to October 31, 2006 ..............     $23.25      (0.03)(6)          4.14             0.00           (3.18)
January 1, 2005 to October 31, 2005(8) ............     $22.65      (0.07)             1.05             0.00           (0.38)
January 1, 2004 to December 31, 2004 ..............     $22.15      (0.08)(6)          2.23             0.00           (1.65)
January 1, 2003 to December 31, 2003 ..............     $15.97      (0.09)             6.27             0.00            0.00

MID CAP GROWTH FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 3.55      (0.01)(6)          0.18             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $ 7.72      (0.04)(6)         (2.82)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ..............     $ 6.69      (0.04)(6)          1.95             0.00           (0.88)
November 1, 2005 to October 31, 2006 ..............     $ 6.37      (0.05)             0.92             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ............     $ 6.50       0.00(6)          (0.13)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $ 5.84      (0.07)(6)          1.16             0.00           (0.43)
October 1, 2003 to September 30, 2004 .............     $ 5.09       0.02              0.73             0.00            0.00

Class B
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 3.25      (0.02)(6)          0.15             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $ 7.24      (0.08)(6)         (2.60)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ..............     $ 6.37      (0.09)(6)          1.84             0.00           (0.88)
November 1, 2005 to October 31, 2006 ..............     $ 6.13      (0.11)             0.90             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ............     $ 6.26      (0.01)(6)         (0.12)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $ 5.68      (0.12)(6)          1.13             0.00           (0.43)
October 1, 2003 to September 30, 2004 .............     $ 4.99       0.06              0.63             0.00            0.00

Class C
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 3.25      (0.02)(6)          0.14             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $ 7.23      (0.08)(6)         (2.59)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ..............     $ 6.36      (0.09)(6)          1.84             0.00           (0.88)
November 1, 2005 to October 31, 2006 ..............     $ 6.13      (0.09)             0.87             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ............     $ 6.26      (0.01)(6)         (0.12)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $ 5.68      (0.12)(6)          1.13             0.00           (0.43)
October 1, 2003 to September 30, 2004 .............     $ 4.98       0.07              0.63             0.00            0.00

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 77


Financial Highlights

               Ending      Ratio to Average Net Assets (Annualized)(1)
             Net Asset   -----------------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment     Gross    Expenses      Net       Total      Turnover    End of Period
of Capital     Share     Income (Loss)    Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
----------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------


   0.00        $12.46         0.83%         1.40%     (0.14)%     1.26%       1.63%        23%        $   88,608
  (0.01)       $12.26         0.03%         1.34%     (0.05)%     1.29%     (34.55)%       81%        $   88,049
   0.00        $22.66        (0.25)%        1.37%     (0.06)%     1.31%      19.74%        58%        $   62,456
   0.00        $23.84        (0.15)%        1.34%     (0.03)%     1.31%      19.11%        56%        $   64,915
   0.00        $22.97        (0.48)%        1.44%     (0.03)%     1.41%       4.34%        33%        $   62,462
   0.00        $22.40        (0.62)%        1.58%     (0.04)%     1.54%       9.67%        42%        $   73,612
   0.00        $21.98        (0.62)%        1.55%     (0.01)%     1.54%      38.50%        42%        $   81,068


   0.00        $11.37         0.03%         2.15%     (0.14)%     2.01%       1.25%        23%        $   12,445
   0.00        $11.23        (0.76)%        2.11%     (0.05)%     2.06%     (35.04)%       81%        $   14,449
   0.00        $21.10        (1.00)%        2.12%     (0.06)%     2.06%      18.86%        58%        $   31,415
   0.00        $22.67        (0.90)%        2.09%     (0.03)%     2.06%      18.23%        56%        $   34,205
   0.00        $22.13        (1.23)%        2.20%     (0.04)%     2.16%       3.63%        33%        $   34,744
   0.00        $21.74        (1.36)%        2.32%     (0.04)%     2.28%       8.89%        42%        $   37,908
   0.00        $21.53        (1.41)%        2.35%     (0.01)%     2.34%      37.40%        42%        $   38,830


   0.00        $11.37         0.04%         2.13%     (0.12)%     2.01%       1.25%        23%        $    9,404
   0.00        $11.23        (0.76)%        2.10%     (0.04)%     2.06%     (35.00)%       81%        $    9,692
   0.00        $21.09        (1.00)%        2.12%     (0.06)%     2.06%      18.82%        58%        $   18,501
   0.00        $22.67        (0.90)%        2.09%     (0.03)%     2.06%      18.24%        56%        $   18,885
   0.00        $22.13        (1.25)%        2.21%     (0.04)%     2.17%       3.68%        33%        $   20,177
   0.00        $21.73        (1.38)%        2.35%     (0.04)%     2.31%       8.84%        42%        $   26,375
   0.00        $21.53        (1.41)%        2.35%     (0.01)%     2.34%      37.31%        42%        $   34,025


   0.00        $12.73         0.77%         1.50%     (0.21)%     1.29%       1.60%        23%        $  546,829
  (0.01)       $12.53         0.00%         1.50%     (0.21)%     1.29%     (34.52)%       81%        $  564,998
   0.00        $23.07        (0.23)%        1.54%     (0.25)%     1.29%      19.75%        58%        $1,057,463
   0.00        $24.18        (0.13)%        1.51%     (0.22)%     1.29%      19.14%        56%        $  991,457
   0.00        $23.25        (0.38)%        1.47%     (0.16)%     1.31%       4.42%        33%        $1,009,088
   0.00        $22.65        (0.38)%        1.34%     (0.04)%     1.30%       9.96%        42%        $1,162,236
   0.00        $22.15        (0.42)%        1.36%     (0.01)%     1.35%      38.70%        42%        $1,437,055



   0.00        $ 3.72        (0.62)%        1.51%     (0.13)%     1.38%       4.79%        32%        $   61,761
   0.00        $ 3.55        (0.78)%        1.45%     (0.05)%     1.40%     (43.67)%       86%        $   61,048
   0.00        $ 7.72        (0.60)%        1.42%     (0.02)%     1.40%      31.90%       116%        $  128,502
   0.00        $ 6.69        (0.69)%        1.48%     (0.08)%     1.40%      14.38%       123%        $  103,816
   0.00        $ 6.37        (0.96)%        1.41%     (0.01)%     1.40%      (2.00)%       13%        $  107,706
   0.00        $ 6.50        (1.19)%        1.42%     (0.01)%     1.41%      19.17%       143%        $  111,103
   0.00        $ 5.84        (0.44)%        1.50%     (0.07)%     1.43%      14.73%       180%        $   93,024


   0.00        $ 3.38        (1.37)%        2.26%     (0.13)%     2.13%       4.00%        32%        $    1,785
   0.00        $ 3.25        (1.54)%        2.20%     (0.05)%     2.15%     (44.17)%       86%        $    2,295
   0.00        $ 7.24        (1.36)%        2.17%     (0.02)%     2.15%      30.86%       116%        $    7,109
   0.00        $ 6.37        (1.43)%        2.23%     (0.08)%     2.15%      13.58%       123%        $    7,482
   0.00        $ 6.13        (1.71)%        2.16%     (0.01)%     2.15%      (2.08)%       13%        $    8,355
   0.00        $ 6.26        (2.00)%        2.17%     (0.01)%     2.16%      18.25%       143%        $    8,829
   0.00        $ 5.68        (0.64)%        2.26%     (0.08)%     2.18%      13.83%       180%        $    6,877


   0.00        $ 3.37        (1.36)%        2.26%     (0.13)%     2.13%       3.69%        32%        $    1,820
   0.00        $ 3.25        (1.53)%        2.19%     (0.04)%     2.15%     (44.07)%       86%        $    1,701
   0.00        $ 7.23        (1.36)%        2.17%     (0.02)%     2.15%      30.91%       116%        $    2,693
   0.00        $ 6.36        (1.45)%        2.23%     (0.08)%     2.15%      13.40%       123%        $    1,950
   0.00        $ 6.13        (1.71)%        2.16%     (0.01)%     2.15%      (2.08)%       13%        $    1,648
   0.00        $ 6.26        (2.00)%        2.17%     (0.01)%     2.16%      18.25%       143%        $    1,657
   0.00        $ 5.68        (0.70)%        2.26%     (0.08)%     2.18%      14.06%       180%        $    1,034

             78 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                      Beginning                    Net Realized    Distributions
                                                      Net Asset        Net        and Unrealized      from Net      Distributions
                                                      Value Per     Investment      Gain (Loss)      Investment       from Net
                                                        Share     Income (Loss)   on Investments       Income      Realized Gains
                                                      ---------   -------------   --------------   -------------   --------------
MID CAP GROWTH FUND (continued)
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 3.56      (0.01)(6)          0.18             0.00            0.00
March 31, 2008(4) to April 30, 2008 ...............     $ 5.25      (0.01)(6)         (1.68)            0.00            0.00

Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 3.56      (0.00)(6)          0.18             0.00            0.00
March 31, 2008(4) to April 30, 2008 ...............     $ 5.25      (0.01)(6)         (1.68)            0.00            0.00

Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 3.53      (0.01)(6)          0.17             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $ 7.68      (0.05)(6)         (2.79)            0.00           (1.31)
November 1, 2006 to October 31, 2007 ..............     $ 6.67      (0.05)(6)          1.94             0.00           (0.88)
November 1, 2005 to October 31, 2006 ..............     $ 6.37      (0.07)             0.92             0.00           (0.55)
October 1, 2005 to October 31, 2005(5) ............     $ 6.50      (0.01)(6)         (0.12)            0.00            0.00
April 11, 2005(4) to September 30, 2005 ...........     $ 5.95      (0.05)(6)          0.60             0.00            0.00

SMALL CAP GROWTH FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 7.58      (0.03)(6)          1.11             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $16.02      (0.10)(6)         (6.04)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ..............     $14.03      (0.13)(6)          3.66             0.00           (1.54)
November 1, 2005 to October 31, 2006 ..............     $12.19      (0.16)             2.93             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ............     $12.53      (0.02)            (0.32)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $10.67      (0.13)(6)          2.18             0.00           (0.19)
October 1, 2003 to September 30, 2004 .............     $ 9.44      (0.23)             1.46             0.00            0.00

Class B
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 7.18      (0.05)(6)          1.05             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $15.41      (0.18)(6)         (5.75)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ..............     $13.65      (0.23)(6)          3.53             0.00           (1.54)
November 1, 2005 to October 31, 2006 ..............     $11.97      (0.28)             2.89             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ............     $12.31      (0.02)            (0.32)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $10.57      (0.22)(6)          2.15             0.00           (0.19)
October 1, 2003 to September 30, 2004 .............     $ 9.41      (0.25)             1.41             0.00            0.00

Class C
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 7.19      (0.05)(6)          1.05             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $15.43      (0.18)(6)         (5.76)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ..............     $13.66      (0.23)(6)          3.54             0.00           (1.54)
November 1, 2005 to October 31, 2006 ..............     $11.98      (0.25)             2.86             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ............     $12.33      (0.02)            (0.33)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $10.58      (0.22)(6)          2.16             0.00           (0.19)
October 1, 2003 to September 30, 2004 .............     $ 9.42      (0.22)             1.38             0.00            0.00

Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 7.68      (0.02)(6)          1.13             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $16.17      (0.08)(6)         (6.11)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ..............     $14.12      (0.10)(6)          3.69             0.00           (1.54)
November 1, 2005 to October 31, 2006 ..............     $12.24      (0.13)             2.94             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ............     $12.59      (0.01)            (0.34)            0.00            0.00
October 1, 2004 to September 30, 2005 .............     $10.70      (0.11)(6)          2.19             0.00           (0.19)
October 1, 2003 to September 30, 2004 .............     $ 9.44      (0.21)             1.47             0.00            0.00

Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 7.78      (0.01)(6)          1.15             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $16.30      (0.04)(6)         (6.18)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ..............     $14.19      (0.06)(6)          3.71             0.00           (1.54)
November 1, 2005 to October 31, 2006 ..............     $12.26      (0.11)             2.97             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ............     $12.61      (0.01)            (0.34)            0.00            0.00
April 11, 2005(4) to September 30, 2005 ...........     $11.10      (0.04)(6)          1.55             0.00            0.00

Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $ 7.52      (0.03)(6)          1.10             0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $15.93      (0.12)(6)         (5.99)            0.00           (2.30)
November 1, 2006 to October 31, 2007 ..............     $13.99      (0.16)(6)          3.64             0.00           (1.54)
November 1, 2005 to October 31, 2006 ..............     $12.18      (0.19)             2.93             0.00           (0.93)
October 1, 2005 to October 31, 2005(5) ............     $12.52      (0.01)            (0.33)            0.00            0.00
April 11, 2005(4) to September 30, 2005 ...........     $11.06      (0.07)(6)          1.53             0.00            0.00

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 79


Financial Highlights

               Ending      Ratio to Average Net Assets (Annualized)(1)
             Net Asset   -----------------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment    Gross     Expenses      Net       Total      Turnover    End of Period
of Capital     Share     Income (Loss)    Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
----------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------


    0.00       $ 3.73       (0.34)%         1.30%     (0.15)%     1.15%       4.78%        32%        $ 20,357
    0.00       $ 3.56       (0.48)%         1.32%     (0.17)%     1.15%     (32.19)%       86%        $ 18,644


    0.00       $ 3.74       (0.13)%         1.02%     (0.12)%     0.90%       5.06%        32%        $      7
    0.00       $ 3.56       (0.28)%         1.00%     (0.10)%     0.90%     (32.19)%       86%        $      7


    0.00       $ 3.69       (0.71)%         1.63%     (0.15)%     1.48%       4.53%        32%        $ 23,147
    0.00       $ 3.53       (0.90)%         1.62%     (0.07)%     1.55%     (43.62)%       86%        $ 22,151
    0.00       $ 7.68       (0.78)%         1.59%     (0.02)%     1.57%      31.66%       116%        $ 44,067
    0.00       $ 6.67       (0.84)%         1.65%     (0.08)%     1.57%      14.05%       123%        $ 37,968
    0.00       $ 6.37       (1.13)%         1.58%     (0.01)%     1.57%      (2.00)%       13%        $ 50,319
    0.00       $ 6.50       (1.69)%         1.56%     (0.01)%     1.55%       9.24%       143%        $ 52,005



    0.00       $ 8.66       (0.87)%         1.51%     (0.11)%     1.40%      14.25%        36%        $131,310
    0.00       $ 7.58       (0.91)%         1.54%     (0.14)%     1.40%     (43.80)%       82%        $115,579
    0.00       $16.02       (0.91)%         1.55%     (0.15)%     1.40%      27.63%       122%        $199,396
    0.00       $14.03       (1.15)%         1.61%     (0.21)%     1.40%      23.82%       142%        $110,813
    0.00       $12.19       (1.27)%         1.56%     (0.16)%     1.40%      (2.71)%       10%        $ 98,728
    0.00       $12.53       (1.14)%         1.58%     (0.18)%     1.40%      19.31%       149%        $102,926
    0.00       $10.67       (1.08)%         1.69%     (0.29)%     1.40%      13.03%       171%        $ 43,192


    0.00       $ 8.18       (1.62)%         2.26%     (0.11)%     2.15%      13.93%        36%        $  4,158
    0.00       $ 7.18       (1.67)%         2.29%     (0.14)%     2.15%     (44.24)%       82%        $  4,648
    0.00       $15.41       (1.70)%         2.30%     (0.15)%     2.15%      26.62%       122%        $ 14,311
    0.00       $13.65       (1.90)%         2.36%     (0.21)%     2.15%      22.86%       142%        $ 20,226
    0.00       $11.97       (2.02)%         2.31%     (0.16)%     2.15%      (2.76)%       10%        $ 20,966
    0.00       $12.31       (1.90)%         2.31%     (0.16)%     2.15%      18.46%       149%        $ 21,940
    0.00       $10.57       (1.86)%         2.48%     (0.33)%     2.15%      12.22%       171%        $    702


    0.00       $ 8.19       (1.62)%         2.26%     (0.11)%     2.15%      13.91%        36%        $  4,735
    0.00       $ 7.19       (1.67)%         2.27%     (0.12)%     2.15%     (44.25)%       82%        $  4,519
    0.00       $15.43       (1.66)%         2.30%     (0.15)%     2.15%      26.68%       122%        $ 10,187
    0.00       $13.66       (1.90)%         2.36%     (0.21)%     2.15%      22.84%       142%        $  6,543
    0.00       $11.98       (2.02)%         2.31%     (0.16)%     2.15%      (2.84)%       10%        $  6,008
    0.00       $12.33       (1.90)%         2.31%     (0.16)%     2.15%      18.42%       149%        $  6,271
    0.00       $10.58       (1.86)%         2.48%     (0.33)%     2.15%      12.31%       171%        $    201


    0.00       $ 8.79       (0.67)%         1.31%     (0.11)%     1.20%      14.45%        36%        $212,340
    0.00       $ 7.68       (0.70)%         1.36%     (0.16)%     1.20%     (43.69)%       82%        $148,493
    0.00       $16.17       (0.71)%         1.37%     (0.17)%     1.20%      27.90%       122%        $110,917
    0.00       $14.12       (0.95)%         1.43%     (0.23)%     1.20%      24.07%       142%        $ 62,302
    0.00       $12.24       (1.07)%         1.38%     (0.18)%     1.20%      (2.78)%       10%        $ 53,953
    0.00       $12.59       (0.94)%         1.37%     (0.17)%     1.20%      19.54%       149%        $ 55,961
    0.00       $10.70       (1.20)%         1.54%     (0.34)%     1.20%      13.35%       171%        $ 33,309


    0.00       $ 8.92       (0.37)%         1.07%     (0.17)%     0.90%      14.65%        36%        $221,883
    0.00       $ 7.78       (0.40)%         1.09%     (0.19)%     0.90%     (43.50)%       82%        $197,150
    0.00       $16.30       (0.41)%         1.10%     (0.20)%     0.90%      28.22%       122%        $ 85,664
    0.00       $14.19       (0.64)%         1.16%     (0.26)%     0.90%      24.46%       142%        $ 55,921
    0.00       $12.26       (0.77)%         1.11%     (0.21)%     0.90%      (2.78)%       10%        $ 31,430
    0.00       $12.61       (0.65)%         1.15%     (0.23)%     0.92%      13.60%       149%        $ 31,416


    0.00       $ 8.59       (0.96)%         1.63%     (0.14)%     1.49%      14.23%        36%        $ 21,751
    0.00       $ 7.52       (1.05)%         1.71%     (0.16)%     1.55%     (43.87)%       82%        $ 19,322
    0.00       $15.93       (1.09)%         1.72%     (0.15)%     1.57%      27.32%       122%        $ 43,069
    0.00       $13.99       (1.32)%         1.78%     (0.21)%     1.57%      23.59%       142%        $ 37,082
    0.00       $12.18       (1.44)%         1.73%     (0.16)%     1.57%      (2.72)%       10%        $ 35,304
    0.00       $12.52       (1.33)%         1.72%     (0.15)%     1.57%      13.20%       149%        $ 37,511

             80 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                      Beginning                    Net Realized    Distributions
                                                      Net Asset        Net        and Unrealized      from Net      Distributions
                                                      Value Per     Investment      Gain (Loss)      Investment       from Net
                                                        Share     Income (Loss)   on Investments       Income      Realized Gains
                                                      ---------   -------------   --------------   -------------   --------------
SMALL CAP OPPORTUNITIES FUND
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $23.47        0.01             (0.63)          (0.02)          (0.93)
November 1, 2007 to October 31, 2008 ..............     $39.68        0.01            (11.23)          (0.10)          (4.89)
November 1, 2006 to October 31, 2007 ..............     $38.56        0.11              6.99            0.00           (5.98)
November 1, 2005 to October 31, 2006 ..............     $33.97       (0.04)             7.30            0.00           (2.67)
October 1, 2005 to October 31, 2005(5) ............     $34.93       (0.01)            (0.95)           0.00            0.00
October 1, 2004 to September 30, 2005 .............     $33.46       (0.09)             6.05            0.00           (4.49)
October 1, 2003 to September 30, 2004 .............     $27.57       (0.08)             6.93            0.00           (0.96)

SMALL CAP VALUE FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ....     $18.22        0.08(6)           0.41            0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $36.28       (0.02)(6)        (13.25)          (0.01)          (4.78)
November 1, 2006 to October 31, 2007 ..............     $32.63       (0.15)(6)          6.76            0.00           (2.96)
November 1, 2005 to October 31, 2006 ..............     $31.17       (0.04)             4.61            0.00           (3.11)
January 1, 2005 to October 31, 2005(8) ............     $29.19       (0.18)             2.67            0.00           (0.51)
January 1, 2004 to December 31, 2004 ..............     $27.40       (0.27)(6)          5.51            0.00           (3.45)
January 1, 2003 to December 31, 2003 ..............     $18.92       (0.12)(6)          9.26           (0.01)          (0.65)

Class B
November 1, 2008 to April 30, 2009 (Unaudited) ....     $16.75        0.02(6)           0.36            0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $33.98       (0.22)(6)        (12.23)           0.00           (4.78)
November 1, 2006 to October 31, 2007 ..............     $30.96       (0.38)(6)          6.36            0.00           (2.96)
November 1, 2005 to October 31, 2006 ..............     $29.92       (0.35)             4.50            0.00           (3.11)
January 1, 2005 to October 31, 2005(8) ............     $28.21       (0.40)             2.62            0.00           (0.51)
January 1, 2004 to December 31, 2004 ..............     $26.79       (0.47)(6)          5.34            0.00           (3.45)
January 1, 2003 to December 31, 2003 ..............     $18.66       (0.29)(6)          9.08           (0.01)          (0.65)

Class C
November 1, 2008 to April 30, 2009 (Unaudited) ....     $16.80        0.02(6)           0.36            0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $34.07       (0.22)(6)        (12.27)           0.00           (4.78)
November 1, 2006 to October 31, 2007 ..............     $31.03       (0.38)(6)          6.38            0.00           (2.96)
November 1, 2005 to October 31, 2006 ..............     $29.99       (0.34)             4.49            0.00           (3.11)
January 1, 2005 to October 31, 2005(8) ............     $28.27       (0.44)             2.67            0.00           (0.51)
January 1, 2004 to December 31, 2004 ..............     $26.83       (0.47)(6)          5.36            0.00           (3.45)
January 1, 2003 to December 31, 2003 ..............     $18.68       (0.28)(6)          9.09           (0.01)          (0.65)

Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $18.50        0.12(6)           0.42            0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $36.77        0.13(6)         (13.45)          (0.17)          (4.78)
July 31, 2007(4) to October 31, 2007 ..............     $34.30        0.01(6)           2.46            0.00            0.00

Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ....     $18.50        0.09(6)           0.41            0.00            0.00
November 1, 2007 to October 31, 2008 ..............     $36.73       (0.01)(6)        (13.43)          (0.01)          (4.78)
November 1, 2006 to October 31, 2007 ..............     $32.98       (0.13)(6)          6.84            0.00           (2.96)
November 1, 2005 to October 31, 2006 ..............     $31.45       (0.02)             4.66            0.00           (3.11)
January 1, 2005 to October 31, 2005(8) ............     $29.40       (0.15)             2.71            0.00           (0.51)
January 1, 2004 to December 31, 2004 ..............     $27.53       (0.22)(6)          5.54            0.00           (3.45)
January 1, 2003 to December 31, 2003 ..............     $18.98       (0.09)(6)          9.30           (0.01)          (0.65)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 81


Financial Highlights

               Ending      Ratio to Average Net Assets (Annualized)(1)
             Net Asset   -----------------------------------------------               Portfolio    Net Assets at
  Return     Value Per   Net Investment     Gross    Expenses      Net       Total     Turnover     End of Period
of Capital     Share      Income (Loss)   Expenses    Waived    Expenses   Return(2)    Rate(3)    (000's omitted)
----------   ---------   --------------   --------   --------   --------   ---------   ---------   ---------------


   0.00        $21.90         0.11%         1.32%     (0.12)%     1.20%      (2.31)%       32%        $  523,817
   0.00        $23.47         0.08%         1.28%     (0.08)%     1.20%     (31.65)%       72%        $  541,369
   0.00        $39.68         0.29%         1.33%     (0.13)%     1.20%      20.94%        65%        $  910,162
   0.00        $38.56        (0.11)%        1.34%     (0.14)%     1.20%      22.57%        79%        $  800,078
   0.00        $33.97        (0.35)%        1.33%     (0.13)%     1.20%      (2.78)%        7%        $  704,714
   0.00        $34.93        (0.28)%        1.29%     (0.09)%     1.20%      18.76%       107%        $  725,651
   0.00        $33.46        (0.27)%        1.30%     (0.10)%     1.20%      25.25%       113%        $  534,600



   0.00        $18.71         0.98%         1.45%     (0.01)%     1.44%       2.69%        15%        $  376,650
   0.00        $18.22        (0.08)%        1.44%      0.00%      1.44%     (41.27)%       27%        $  382,412
   0.00        $36.28        (0.45)%        1.44%      0.00%      1.44%      21.87%        48%        $  715,334
   0.00        $32.63        (0.15)%        1.44%     (0.01)%     1.43%      15.44%        33%        $  656,151
   0.00        $31.17        (0.70)%        1.50%     (0.03)%     1.47%       8.66%        33%        $  606,811
   0.00        $29.19        (0.96)%        1.57%     (0.04)%     1.53%      19.89%        34%        $  598,226
   0.00        $27.40        (0.55)%        1.56%     (0.02)%     1.54%      48.49%        30%        $  673,580


   0.00        $17.13         0.21%         2.20%     (0.01)%     2.19%       2.27%        15%        $   45,493
   0.00        $16.75        (0.87)%        2.19%      0.00%      2.19%     (41.68)%       27%        $   53,515
   0.00        $33.98        (1.20)%        2.19%      0.00%      2.19%      20.94%        48%        $  123,492
   0.00        $30.96        (0.91)%        2.19%     (0.01)%     2.18%      14.61%        33%        $  128,970
   0.00        $29.92        (1.46)%        2.26%     (0.02)%     2.24%       7.99%        33%        $  133,825
   0.00        $28.21        (1.71)%        2.33%     (0.05)%     2.28%      18.95%        34%        $  136,825
   0.00        $26.79        (1.37)%        2.36%     (0.01)%     2.35%      47.28%        30%        $  126,152


   0.00        $17.18         0.21%         2.20%     (0.01)%     2.19%       2.26%        15%        $   60,128
   0.00        $16.80        (0.85)%        2.19%      0.00%      2.19%     (41.69)%       27%        $   69,952
   0.00        $34.07        (1.20)%        2.19%      0.00%      2.19%      20.96%        48%        $  146,997
   0.00        $31.03        (0.91)%        2.19%     (0.01)%     2.18%      14.57%        33%        $  143,872
   0.00        $29.99        (1.46)%        2.26%     (0.02)%     2.24%       8.01%        33%        $  146,162
   0.00        $28.27        (1.71)%        2.34%     (0.05)%     2.29%      19.00%        34%        $  157,329
   0.00        $26.83        (1.32)%        2.34%     (0.02)%     2.32%      47.34%        30%        $  158,942


   0.00        $19.04         1.46%         1.00%     (0.05)%     0.95%       2.92%        15%        $  570,746
   0.00        $18.50         0.49%         0.99%     (0.04)%     0.95%     (40.96)%       27%        $  340,878
   0.00        $36.77         0.13%         0.97%     (0.03)%     0.94%       7.20%        48%        $    8,707


   0.00        $19.00         1.07%         1.56%     (0.20)%     1.36%       2.70%        15%        $1,293,810
   0.00        $18.50        (0.02)%        1.57%     (0.21)%     1.36%     (41.20)%       27%        $1,461,833
   0.00        $36.73        (0.37)%        1.61%     (0.25)%     1.36%      21.95%        48%        $3,183,124
   0.00        $32.98        (0.05)%        1.61%     (0.25)%     1.36%      15.53%        33%        $2,571,031
   0.00        $31.45        (0.57)%        1.58%     (0.24)%     1.34%       8.83%        33%        $1,926,165
   0.00        $29.40        (0.79)%        1.40%     (0.04)%     1.36%      20.09%        34%        $1,359,158
   0.00        $27.53        (0.41)%        1.42%     (0.02)%     1.40%      48.70%        30%        $1,167,094

             82 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at April 30, 2009, was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund, and Small Cap Value Fund. Each Fund is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign country as is discussed in the Prospectus for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent the concentration of investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment

             Wells Fargo Advantage Small and Mid Cap Stock Funds 83


Notes to Financial Statements

involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

FAIR VALUATION MEASUREMENTS

The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' investments in securities:

                                                                            Total Fair Value
SMALL & MID CAP STOCK FUNDS       Level 1         Level 2       Level 3     as of 04/30/2009
---------------------------   --------------   ------------   -----------   ----------------
C&B MID CAP VALUE FUND        $  219,087,656   $ 22,648,773   $ 1,797,949    $  243,534,378
COMMON STOCK FUND                681,563,997     50,673,969     7,212,434       739,450,400
MID CAP GROWTH FUND              117,262,506     25,719,118     1,226,035       144,207,659
SMALL CAP GROWTH FUND            625,645,430    101,147,400     6,806,439       733,599,269
SMALL CAP OPPORTUNITY FUND       551,325,476     76,990,514     4,177,177       632,493,167
SMALL CAP VALUE FUND           2,339,936,000              0    16,740,516     2,356,676,516

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' investments in other financial instruments:*

                                                             Total Unrealized
                                                               Appreciation/
SMALL & MID CAP STOCK FUNDS    Level 1   Level 2   Level 3    (Depreciation)
---------------------------   --------   -------   -------   ----------------
C&B MID CAP VALUE FUND        $      0      $0        $0          $      0
COMMON STOCK FUND                    0       0         0                 0
MID CAP GROWTH FUND                  0       0         0                 0
SMALL CAP GROWTH FUND                0       0         0                 0
SMALL CAP OPPORTUNITY FUND           0       0         0                 0
SMALL CAP VALUE FUND           787,720       0         0           787,720

* Other financial instruments include: futures, options, sale commitments, and swaps.

             84 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                             C&B Mid       Common       Mid Cap     Small Cap     Small Cap     Small Cap
                                            Cap Value      Stock        Growth        Growth     Opportunity      Value
SMALL & MID CAP STOCK FUNDS                   Fund          Fund         Fund          Fund          Fund          Fund
---------------------------                ----------   -----------   ----------   -----------   -----------   -----------
Balance as of 10/31/2008                   $7,675,364   $ 8,220,006   $1,642,970   $11,664,353   $ 6,966,772   $         0
   Accrued discounts (premiums)                     0             0            0             0             0             0
   Realized gain (loss)                             0             0            0             0             0             0
   Change in unrealized appreciation
      (depreciation)                         (684,795)   (1,850,026)    (395,048)   (2,096,945)   (1,430,929)            0
   Net purchases (sales)                   (5,192,620)      842,454      (21,887)   (2,760,969)   (1,358,666)            0
   Transfer in (out) of Level 3                     0             0            0             0             0    16,740,516
Balance as of 04/30/2009                   $1,797,949   $ 7,212,434   $1,226,035   $ 6,806,439   $ 4,177,177   $16,740,516

The following is a summary of the unrealized appreciation (depreciation) associated with Level 3 securities held as of April 30, 2009:

                                            C&B Mid       Common      Mid Cap     Small Cap     Small Cap    Small Cap
                                           Cap Value      Stock        Growth       Growth     Opportunity     Value
                                              Fund         Fund         Fund         Fund          Fund         Fund
                                           ---------   -----------   ---------   -----------   -----------   ---------
Change in unrealized appreciation
   (depreciation) relating to securities
   held at the end of reporting period     $(684,795)  $(1,850,026)  $(395,048)  $(2,096,945)  $(1,430,929)      $0

AFFILIATE SECURITIES

An affiliate company is a company in which a Fund has ownership of at least 5% of the outstanding shares. Companies that are affiliates of a Fund at period-end are noted in the Fund's Portfolio of Investments. The following such positions were held by the Small Cap Value Fund at April 30, 2009:

                                                                                                                  % of
                                                                       Market      Unrealized     Dividend    Outstanding
Security Name                              Shares         Cost         Value        Gain/Loss      Income        Shares
-------------                            ----------   -----------   -----------   ------------   ----------   -----------
Argo Group International Holdings Ltd     1,571,800   $64,699,119   $43,994,682   $(20,704,437)  $        0       5.12%
Capstead Mortgage Corporation             4,247,700    51,792,057    48,381,303     (3,410,754)   4,062,644       6.73%
Champion Enterprises Incorporated         8,694,075    68,581,294     5,042,564    (63,538,730)           0      11.20%
China Grentech Corporation Limited Adr    1,418,905    14,595,134     2,596,596    (11,998,538)           0       5.68%
Citadel Broadcasting Corporation         15,106,755    47,722,878     1,012,153    (46,710,725)           0       5.59%
Covenant Transportation Group Inc           898,600    14,455,811     1,815,172    (12,640,639)           0       7.68%
Cray Incorporated                         2,969,755    28,889,045    12,472,971    (16,416,074)           0       8.87%
Cross Country Healthcare Incorporated     2,374,451    42,888,972    20,918,913    (21,970,059)           0       7.67%
GEO Group Incorporated                    2,701,600    24,076,028    44,927,608     20,851,580            0       5.28%
Global Industries Limited                 7,647,200    83,953,720    49,477,384    (34,476,336)           0       6.73%
Hill International Incorporated           2,075,000     7,392,998     8,383,000        990,003            0       5.19%
Intermec Incorporated                     3,228,900    61,224,736    39,005,112    (22,219,624)           0       5.26%
Interoil Corporation                      3,682,500    81,525,982   118,907,925     37,381,943            0      10.25%
Intertape Polymer Group Incorporated      7,490,250    47,207,807     3,894,930    (43,312,877)           0      12.70%
Mcmoran Exploration Company               4,586,217    54,338,711    25,178,331    (29,160,379)           0       6.51%
MRV Communications Incorporated          11,414,700    28,625,991     5,250,762    (23,375,229)           0       7.26%
Newpark Resources Incorporated            8,037,900    47,805,674    22,506,120    (25,299,554)           0       9.08%

             Wells Fargo Advantage Small and Mid Cap Stock Funds 85


Notes to Financial Statements

                                                                                                              % of
                                                                      Market      Unrealized    Dividend   Outstanding
Security Name                            Quantity        Cost         Value        Gain/Loss     Income      Shares
-------------                           ----------   -----------   -----------   ------------   --------   -----------
Nymagic Incorporated                    $  598,972   $15,895,242   $ 7,061,880   $ (8,833,362)  $ 72,787       7.12%
Orasure Technologies Incorporated        4,788,814    39,683,300    17,335,507    (22,347,793)         0      10.23%
OSI Systems Incorporated                 1,548,100    29,888,360    29,026,875       (861,485)         0       8.96%
Palm Harbor Homes Incorporated           1,512,609    13,830,363     4,598,331     (9,232,032)         0       6.61%
Prestige Brands Holdings Incorporated    2,547,700    27,964,270    16,458,142    (11,506,128)         0       5.10%
Skyline Corporation                        504,655    14,583,247    10,461,498     (4,121,749)   187,472       6.01%
US Concrete Incorporated                 2,251,111    16,036,431     4,457,200    (11,579,231)         0       6.05%
Voyager Learning Company                 1,606,100    16,015,803     3,212,200    (12,803,603)         0       5.38%
Webco Industries Incorporated               98,065     5,970,078     3,824,516     (2,145,562)         0      12.89%
YRC Worldwide Incorporated               6,585,700    33,298,004    19,954,671    (13,343,333)         0      11.08%

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

             86 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at April 30, 2009.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: October 31, 2005; October 31, 2006; October 31, 2007; October 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the Funds' prior fiscal year-end, net capital loss carryforwards, which are available to offset future net realized capital gain, were:

                                            Capital Loss
FUND                     Expiration Year   Carryforwards
----                     ---------------   -------------
C&B MID CAP VALUE FUND         2016         $85,280,093
COMMON STOCK FUND              2016          10,053,057
MID CAP GROWTH FUND            2009             139,021
                               2016           3,293,594
SMALL CAP GROWTH FUND          2009           9,893,484
                               2016           6,714,729
SMALL CAP VALUE FUND           2010          27,035,733
                               2011           1,040,222
                               2016          23,147,927

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at

             Wells Fargo Advantage Small and Mid Cap Stock Funds 87


Notes to Financial Statements

all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the six-month period ended April 30, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at April 30, 2009, are shown on the Statements of Assets and Liabilities.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of April 30, 2009, the following Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                                Defaulted SIVs
PORTFOLIO                      ($Market Value)   % of Net Assets
---------                      ---------------   ---------------
C&B MID CAP VALUE FUND            1,307,814           0.63%
COMMON STOCK FUND                 5,246,268           0.80%
MID CAP GROWTH FUND                 891,808           0.82%
SMALL CAP GROWTH FUND             4,950,951           0.83%
SMALL CAP OPPORTUNITIES FUND      3,038,446           0.58%

             88 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices, to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

As of April 30, 2009, there were no open swap contracts.

WRITTEN OPTIONS

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from movements in interest or exchange rates or securities values.

Written options transactions during the six-month period ended April 30, 2009, were as follows:

                                                  SMALL CAP VALUE FUND
                                             -----------------------------
CALL OPTIONS WRITTEN                         Contracts   Premiums Received
--------------------                         ---------   -----------------
Options at beginning of period                (58,559)     $(11,883,626)
Options written                              (258,304)      (41,503,253)
Options terminated in closing transactions    161,055        28,881,641
Options expired                                73,550        12,311,621
Options split                                       0                 0
Options exercised                               2,737           266,504
Options at end of period                      (79,521)     $(11,927,113)

                                                  SMALL CAP VALUE FUND
                                             -----------------------------
PUT OPTIONS WRITTEN                          Contracts   Premiums Received
-------------------                          ---------   -----------------
Options at beginning of period                (2,850)      $(1,027,249)
Options written                               (6,960)       (2,492,566)
Options terminated in closing transactions     9,134         3,175,526
Options expired                                    0                 0
Options split                                      0                 0
Options exercised                                176           321,040
Options at end of period                        (500)      $   (23,249)

             88 Wells Fargo Advantage Small and Mid Cap Stock Funds


Notes to Financial Statements

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). Funds Management is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by the adviser and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadvisers are entitled to be paid a monthly fee at the following annual rates:

                                                       Advisory                                                  Subadvisory
                                                      Fees (% of                                                  Fees (% of
                                  Average Daily     Average Daily                             Average Daily     Average Daily
FUND                                Net Assets       Net Assets)          Subadviser            Net Assets       Net Assets)
----                           ------------------   -------------   --------------------   ------------------   -------------
C&B MID CAP VALUE FUND         First $500 million        0.750       Cooke & Bieler, LP    First $250 million       0.550
                                Next $500 million        0.700                              Next $250 million       0.500
                                  Next $2 billion        0.650                              Next $250 million       0.450
                                  Next $2 billion        0.625                              Over $750 million       0.400
                                  Over $5 billion        0.600
COMMON STOCK FUND              First $500 million        0.750          Wells Capital      First $100 million       0.450
                                Next $500 million        0.700           Management         Next $100 million       0.400
                                  Next $2 billion        0.650          Incorporated        Over $200 million       0.300
                                  Next $2 billion        0.625
                                  Over $5 billion        0.600
MID CAP GROWTH FUND            First $500 million        0.750          Wells Capital      First $100 million       0.450
                                Next $500 million        0.700           Management         Next $100 million       0.400
                                  Next $2 billion        0.650          Incorporated        Over $200 million       0.300
                                  Next $2 billion        0.625
                                  Over $5 billion        0.600
SMALL CAP GROWTH FUND          First $500 million        0.850          Wells Capital      First $100 million       0.550
                                Next $500 million        0.825           Management         Next $100 million       0.500
                                  Next $1 billion        0.800          Incorporated        Over $200 million       0.400
                                  Next $1 billion        0.775
                                  Over $3 billion        0.750
SMALL CAP OPPORTUNITIES FUND   First $500 million        0.850       Schroder Investment   First $275 million       0.500
                                Next $500 million        0.825        Management North      Over $275 million       0.450
                                  Next $1 billion        0.800      America Incorporated
                                  Next $1 billion        0.775
                                  Over $3 billion        0.750
SMALL CAP VALUE FUND           First $500 million        0.850          Wells Capital      First $100 million       0.550
                                Next $500 million        0.825           Management         Next $100 million       0.500
                                  Next $1 billion        0.800          Incorporated        Over $200 million       0.400
                                  Next $1 billion        0.775
                                  Over $3 billion        0.750

             90 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                                    Administration Fees
                                  Average Daily        (% of Average
                                    Net Assets       Daily Net Assets)
                                -----------------   -------------------
Fund level                       First $5 billion           0.05
                                 Next $5 billion            0.04
                                 Over $10 billion           0.03
Class A, Class B, and Class C    All asset levels           0.28
Administrator Class              All asset levels           0.10
Institutional Class              All asset levels           0.08
Investor Class*                  All asset levels           0.38

* On February 1, 2009 the class level administration fee for Investor Class was reduced by 0.02%. Prior to February 1, 2009 the class level administration fee for Investor Class was 0.40%.

The Trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                      % of Average
                                    Daily Net Assets
                                    ----------------
All Small and Mid Cap Stock Funds         0.02

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                                    % of Average
SHARE CLASS                                       Daily Net Assets
-----------                                       ----------------
Class A, Class B, Class C, Administrator Class,
   Institutional Class and Investor Class               0.25

For the six-month period ended April 30, 2009, shareholder servicing fees paid were as follows. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

                                                              Administrator    Investor
FUND                            Class A   Class B   Class C       Class          Class
----                           --------   -------   -------   -------------   ----------
C&B MID CAP VALUE FUND         $ 17,976   $ 4,976   $ 5,871      $ 13,897     $  176,538
COMMON STOCK FUND                93,763    14,715     9,971            NA        598,992
MID CAP GROWTH FUND              65,703     2,205     1,822        14,942         24,180
SMALL CAP GROWTH FUND           128,356     4,708     4,701       179,331         22,171
SMALL CAP OPPORTUNITIES FUND         NA        NA        NA       581,463             NA
SMALL CAP VALUE FUND            429,114    54,230    69,957            NA      1,612,469

             Wells Fargo Advantage Small and Mid Cap Stock Funds 91


Notes to Financial Statements

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of average daily net assets.

For the six-month period ended April 30, 2009, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

Funds Management has contractually committed through February 28, 2010 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Fund level expenses, when waived, are waived proportionately among classes based upon relative net assets. Class specific expenses may also be waived within a specific class. The contractual net operating expense ratios in effect for the six-month period ended April 30, 2009, were as follows:

                                                    Net Operating Expense Ratios
                               ----------------------------------------------------------------------
                                                             Administrator   Institutional   Investor
FUND                           Class A   Class B   Class C       Class           Class         Class
----                           -------   -------   -------   -------------   -------------   --------
C&B MID CAP VALUE FUND          1.20%     1.95%     1.95%        1.15%           0.90%        1.25%
COMMON STOCK FUND               1.26%     2.01%     2.01%          NA              NA         1.29%
MID CAP GROWTH FUND(1)          1.35%     2.10%     2.10%        1.15%           0.90%        1.45%
SMALL CAP GROWTH FUND           1.40%     2.15%     2.15%        1.20%           0.90%        1.49%
SMALL CAP OPPORTUNITIES FUND      NA        NA        NA         1.20%             NA           NA
SMALL CAP VALUE FUND            1.44%     2.19%     2.19%          NA            0.95%        1.36%

(1.) Effective March 1, 2009 the net operating expense ratio for the Mid Cap
     Growth Fund Class A decreased from 1.40% to 1.35%, Classes B and C decreased from 2.15% to 2.10% and Investor Class decreased from 1.49% to 1.45%. The blended net operating expense ratios for the six-month period ended April 30, 2009 for the Mid Cap Growth Fund Class A, Class B, Class C, and Investor Class are 1.38%, 2.13%, 2.13% and 1.48% respectively.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the six-month period ended April 30, 2009, were as follows:

FUND                           Purchases at Cost   Sales Proceeds
----                           -----------------   --------------
C&B MID CAP VALUE FUND            $ 38,948,991      $ 66,101,343
COMMON STOCK FUND                  133,883,087       182,930,181
MID CAP GROWTH FUND                 30,661,834        37,427,860
SMALL CAP GROWTH FUND              197,060,176       176,411,836
SMALL CAP OPPORTUNITIES FUND       141,878,763       158,587,053
SMALL CAP VALUE FUND               362,157,778       306,828,125

             92 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest under the Credit Agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the six-month period ended April 30, 2009, there were no borrowings by any of the Funds under the agreement.

6. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement also imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. The Funds Management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and interim periods within those years. As of April 30, 2009, Management is continuing to evaluate the impact, if any, that adoption of SFAS 161 may have on the financial statements.

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly"("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 93


Other Information

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), Members of the Advisory Board of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information(1) of each Fund. Each of the Trustees, Advisory Board Members and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee, Advisory Board Member and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee, Advisory Board Member and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                          Position Held and
Name and Age              Length of Service(2)        Principal Occupations During Past Five Years   Other Directorships
------------              -------------------------   --------------------------------------------   -------------------
Peter G. Gordon           Trustee, since 1998;        Co-Founder, Chairman, President and CEO of     None
66                        Chairman, since 2005        Crystal Geyser Water Company.
                          (Lead Trustee since 2001)

Isaiah Harris, Jr.(3)     Trustee, since 2009         Retired. Prior thereto, President and CEO of   CIGNA Corporation;
56                                                    BellSouth Advertising and Publishing Corp.     Deluxe Corporation
                                                      from 2005 to 2007, President and CEO of
                                                      BellSouth Enterprises from 2004 to 2005 and
                                                      President of BellSouth Consumer Services
                                                      from 2000 to 2003. Currently a member of the
                                                      Iowa State University Foundation Board of
                                                      Governors and a member of the Advisory Board
                                                      of Iowa State University School of Business.

Judith M. Johnson         Trustee, since 2008         Retired. Prior thereto, Chief Executive        None
60                                                    Officer and Chief Investment Officer of
                                                      Minneapolis Employees Retirement Fund from
                                                      1996 to 2008. Ms. Johnson is a certified
                                                      public accountant and a certified managerial
                                                      accountant.

David F. Larcker(3)       Trustee, since 2009         James Irvin Miller Professor of Accounting     None
58                                                    at the Graduate School of Business, Stanford
                                                      University. Director of Corporate Governance
                                                      Research Program and Co-Director of The Rock
                                                      Center for Corporate Governance since 2006.
                                                      From 2005 to 2008, Professor of Accounting
                                                      at the Graduate School of Business, Stanford
                                                      University. Prior thereto, Ernst & Young
                                                      Professor of Accounting at The Wharton
                                                      School, University of Pennsylvania from 1985
                                                      to 2005.

             94 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                               Other Information

ON-INTERESTED TRUSTEES

                          Position Held and
Name and Age              Length of Service(2)        Principal Occupations During Past Five Years   Other Directorships
------------              -------------------------   --------------------------------------------   -------------------
Olivia S. Mitchell        Trustee, since 2006         Professor of Insurance and Risk Management,    None
56                                                    Wharton School, University of Pennsylvania.
                                                      Director of the Boettner Center on Pensions
                                                      and Retirement Research. Research associate
                                                      and board member, Penn Aging Research
                                                      Center. Research associate, National Bureau
                                                      of Economic Research.

Timothy J. Penny          Trustee, since 1996         President and CEO of Southern Minnesota        None
57                                                    Initiative Foundation, a non-profit
                                                      organization since 2007 and Senior Fellow at
                                                      the Humphrey Institute Policy Forum at the
                                                      University of Minnesota since 1995. Member
                                                      of the Board of Trustees of NorthStar
                                                      Education Finance, Inc., a non-profit
                                                      organization, since 2007.

Donald C. Willeke         Trustee, since 1996         Principal of the law firm of Willeke &         None
68                                                    Daniels. General Counsel of the Minneapolis
                                                      Employees Retirement Fund from 1984 to
                                                      present.

OFFICERS

                          Position Held and
Name and Age              Length of Service(2)        Principal Occupations During Past Five Years   Other Directorships
------------              -------------------------   --------------------------------------------   -------------------
Karla M. Rabusch          President, since 2003       Executive Vice President of Wells Fargo        None
50                                                    Bank, N.A. and President of Wells Fargo
                                                      Funds Management, LLC since 2003. Senior
                                                      Vice President and Chief Administrative
                                                      Officer of Wells Fargo Funds Management, LLC
                                                      from 2001 to 2003.

C. David Messman          Secretary, since 2000;      Senior Vice President and Secretary of Wells   None
48                        Chief Legal Officer,        Fargo Funds Management, LLC since 2001.
                          since 2003                  Managing Counsel of Wells Fargo Bank, N.A.
                                                      since 2000. Inc. from 2004 to 2008. Manager
                                                      of Fund Reporting and Control for Evergreen
                                                      Investment Management Company, LLC since
                                                      2004.

David Berardi(5)          Treasurer and               Vice President of Evergreen Investment         None
33                        Assistant Treasurer,        Management Company, LLC since 2008.
                          since 2009                  Assistant Vice President of Evergreen
                                                      Investment Services, Inc. from 2004 to 2008.
                                                      Manager of Fund Reporting and Control for
                                                      Evergreen Investment Management Company, LLC
                                                      since 2004.

Jeremy DePalma(5)         Treasurer and               Senior Vice President of Evergreen             None
35                        Assistant Treasurer,        Investment Management Company, LLC since
                          since 2009                  2008. Vice President, Evergreen Investment
                                                      Services, Inc. from 2004 to 2007. Assistant
                                                      Vice President, Evergreen Investment
                                                      Services, Inc. from 2000 to 2004 and the
                                                      head of the Fund Reporting and Control Team
                                                      within Fund Administration since 2005.

Stephen W. Leonhardt(4)   Treasurer, since 2007       Vice President and Manager of Fund             None
49                                                    Accounting, Reporting and Tax for Wells
                                                      Fargo Funds Management, LLC since 2007.
                                                      Director of Fund Administration and SEC
                                                      Reporting for TIAA-CREF from 2005 to 2007.
                                                      Chief Operating Officer for UMB Fund
                                                      Services, Inc. from 2004 to 2005. Controller
                                                      for Sungard Transaction Networks from 2002
                                                      to 2004.

Debra Ann Early           Chief Compliance Officer,   Chief Compliance Officer of Wells Fargo        None
44                        since 2007                  Funds Management, LLC since 2007. Chief
                                                      Compliance Officer of Parnassus Investments
                                                      from 2005 to 2007. Chief Financial Officer
                                                      of Parnassus Investments from 2004 to 2007.
                                                      Senior Audit Manager of
                                                      PricewaterhouseCoopers LLP from 1998 to
                                                      2004.

------------
(1.) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds' Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective April 30, 2009, elected is Non-Interested Trustee and ceased to be a member of the Advisory Board.

(4.) Resigned effective June 1, 2009.

(5.) Effective June 1, 2009.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 95


Other Information

BOARD CONSIDERATION OF AND CONTINUATION OF
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

C&B MID CAP VALUE FUND, COMMON STOCK FUND, MID CAP GROWTH FUND, SMALL CAP GROWTH FUND, SMALL CAP OPPORTUNITIES FUND AND SMALL CAP VALUE FUND

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the six months covered by this report, the Board reviewed and re-approved:

     (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the C&B Mid Cap Value Fund, Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, Small Cap Opportunities Fund and Small Cap Value Fund (the "Funds");

     (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Common Stock Fund, Mid Cap Growth Fund, Small Cap Growth Fund, and Small Cap Value Fund;

     (iii) an investment sub-advisory agreement with Schroder Investment Management North America Inc. ("Schroder") for the Small Cap Opportunities Fund; and

     (iv) an investment sub-advisory agreement with Cooke & Bieler, L.P. ("Cooke & Bieler") for the C&B Mid Cap Value Fund.

The investment advisory agreement with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Schroder and Cooke & Bieler (the "Sub-Advisers") are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met regularly throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and the Sub-Advisers about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers.

             96 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                               Other Information

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of each Fund, was better than or not appreciably below the median performance of its Universe for all time periods.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratio and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered comparisons of these fees to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratios for each Fund, except the Small Cap Value Fund, were lower than or in range of each Fund's Expense Group's median net operating expense ratios. The Board also noted that the net operating expense ratio for the Class A shares of the Small Cap Value Fund were higher than its Expense Group's median net operating expense ratio. The Board received an explanation of the factors contributing to the higher net operating expense ratios for Small Cap Value Fund.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds' administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for each Fund were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Expense Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for the Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to all Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 97


Other Information

The Board did not consider separate profitability information with respect to the Sub-Advisers, as their profitability from their relationships with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreements. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management. The Board also noted that the sub-advisory fees paid to the sub-advisers that are not affiliated with Funds Management, had been negotiated by Funds Management on an arm's length basis.

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser's economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board's understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by the Sub-Advisers to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and the Sub-Advisers, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND THE SUB-ADVISERS

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management's and the Sub-Advisers' business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, or the Sub-Advisers and their affiliates).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management's and the Sub-Advisers' methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds' shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and the Sub-Advisers annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

             98 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

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(WELLS FARGO ADVANTAGE FUNDS LOGO)

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital. The WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2009 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds          116061 06-09
                                                                                                       SMCFLD/SAR122 04-09

                                              (WELLS FARGO ADVANTAGE FUNDS LOGO)

(GRAPHIC)
REDUCE CLUTTER. SAVE TREES.
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reports at www.wellsfargo.com/advantagedelivery

Semi-Annual Report
April 30, 2009

WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS

-    WELLS FARGO ADVANTAGE DISCOVERY FUND(SM)

-    WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM)

-    WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

-    WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM)

-    WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

-    WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

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reports at www.wellsfargo.com/advantagedelivery

Contents

LETTER TO SHAREHOLDERS ....................................................    2
PERFORMANCE HIGHLIGHTS
Discovery Fund ............................................................    6
Enterprise Fund ...........................................................    8
Mid Cap Disciplined Fund ..................................................   10
Opportunity Fund ..........................................................   12
Small Cap Disciplined Fund ................................................   14
Small/Mid Cap Value Fund ..................................................   16
FUND EXPENSES .............................................................   18
PORTFOLIO OF INVESTMENTS
Discovery Fund ............................................................   21
Enterprise Fund ...........................................................   28
Mid Cap Disciplined Fund ..................................................   35
Opportunity Fund ..........................................................   41
Small Cap Disciplined Fund ................................................   47
Small/Mid Cap Value Fund ..................................................   53
FINANCIAL STATEMENTS
Statements of Assets and Liabilities ......................................   58
Statements of Operations ..................................................   60
Statements of Changes in Net Assets .......................................   62
Financial Highlights ......................................................   70
NOTES TO FINANCIAL STATEMENTS .............................................   78
OTHER INFORMATION .........................................................   89
LIST OF ABBREVIATIONS .....................................................   94

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1971 INTRODUCED ONE OF THE FIRST INSTITUTIONAL INDEX FUNDS.

1978 ONE OF THE FIRST FIRMS TO APPLY ASSET ALLOCATION THEORY TO INVESTMENT
     PORTFOLIO MANAGEMENT.

1985 ONE OF THE FIRST FIRMS TO CREATE A THREE- WAY ASSET ALLOCATION FUND THAT
     "TILTS" INVESTMENTS TOWARD PORTIONS OF THE MARKET THAT OUR PROPRIETARY MODELS INDICATE WILL PERFORM BETTER.

1994 INTRODUCED TARGET DATE FUNDS THAT AUTOMATICALLY REALLOCATE THE ASSET MIX
     OVER SPECIFIC TIME HORIZONS.

1997 WELLS FARGO LAUNCHED THE WEALTHBUILDER PORTFOLIOS, A UNIQUE "FUND OF FUNDS"
     THAT USES FLEXIBLE ASSET ALLOCATION STRATEGIES TO SHIFT ASSETS.

1999 REORGANIZED THE NORWEST ADVANTAGE FUNDS(R) AND STAGECOACH FUNDS(R) INTO THE
     WELLS FARGO FUNDS(R).

2003 EXPANDED FIXED-INCOME, SMALL CAP, AND EMERGING MARKETS LINEUP FROM
     MONTGOMERY ASSET MANAGEMENT, LLC.

2004 ADDED ADDITIONAL LARGE CAP AND MID CAP FUNDS TO THE LINEUP BY ADOPTING THE
     COOKE & BIELER VALUE FUNDS.

2005 WELLS FARGO FUNDS MERGED WITH STRONG FUNDS TO BECOME WELLS FARGO ADVANTAGE
     FUNDS, FORMING A FUND FAMILY OF OVER 110 FUNDS AND PLACING IT AMONG THE TOP 20 MUTUAL FUND FAMILIES IN THE UNITED STATES.

2006 ENHANCED AND RENAMED THE WELLS FARGO ADVANTAGE OUTLOOK FUNDS(SM) TO THE
     WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS(SM), WHICH SEEK TO REPLICATE RETURNS OF THE APPROPRIATE DOW JONES TARGET DATE INDEXES, THE FIRST LIFE CYCLE INDEXES IN THE INVESTMENT INDUSTRY.

WELLS FARGO ADVANTAGE FUNDS(R)

WELLS FARGO ADVANTAGE FUNDS SKILLFULLY guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of our investors is backed by our unique combination of qualifications.

STRENGTH

Our organization is built on the standards of integrity and service established by our parent company--Wells Fargo & Company--more than 150 years ago. Our diverse family of mutual funds covers a broad spectrum of investment styles and asset classes. And, because we're part of a widely diversified financial enterprise, we offer the scale and resources to help investors succeed, providing access to complementary solutions such as separately managed accounts, college investing plans, and retirement plans.

EXPERTISE

Our approach to investing is guided by the belief that agile, independent investment teams--each with its own distinct strengths and disciplines--provide a superior level of insight and expertise. Each team is free to concentrate on managing money through well-defined philosophies and processes that have proven to be consistent and repeatable over time.

PARTNERSHIP

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

FOR 529 PLANS, AN INVESTOR'S OR A DESIGNATED BENEFICIARY'S HOME STATE MAY OFFER STATE TAX OR OTHER BENEFITS THAT ARE ONLY AVAILABLE FOR INVESTMENTS IN THAT STATE'S QUALIFIED TUITION PROGRAM. PLEASE CONSIDER THIS BEFORE INVESTING.

CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES BEFORE INVESTING. FOR A CURRENT PROSPECTUS FOR WELLS FARGO ADVANTAGE FUNDS OR A CURRENT PROGRAM DESCRIPTION FOR CERTAIN 529 COLLEGE SAVINGS PLANS, CONTAINING THIS AND OTHER INFORMATION, VISIT www.wellsfargo.com/advantagefunds. READ IT CAREFULLY BEFORE INVESTING.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds, the Wells Fargo Advisor(SM) program, Wells Fargo Managed Account Services, and certain 529 college savings plans. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds and shares in the 529 plans are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Not part of the semi-annual report.

WELLS FARGO ADVANTAGE FUNDS OFFERS MORE THAN 110 MUTUAL FUNDS ACROSS A WIDE RANGE OF ASSET CLASSES, REPRESENTING OVER $160 BILLION IN ASSETS UNDER MANAGEMENT, AS OF APRIL 30, 2009.

EQUITY FUNDS
Asia Pacific Fund
C&B Large Cap Value Fund
C&B Mid Cap Value Fund
Capital Growth Fund
Common Stock Fund
Discovery Fund+
Diversified Equity Fund
Diversified Small Cap Fund
Emerging Growth Fund
Emerging Markets Equity Fund
Endeavor Select Fund+
Enterprise Fund+
Equity Income Fund
Equity Value Fund
Growth Fund
Growth Equity Fund
Index Fund
International Core Fund
International Equity Fund
International Value Fund
Large Cap Appreciation Fund
Large Cap Growth Fund
Large Company Core Fund
Large Company Growth Fund
Large Company Value Fund
Mid Cap Disciplined Fund
Mid Cap Growth Fund
Opportunity Fund+
Small Cap Disciplined Fund
Small Cap Growth Fund
Small Cap Opportunities Fund
Small Cap Value Fund
Small Company Growth Fund
Small Company Value Fund
Small/Mid Cap Value Fund
Social Sustainability Fund+
Specialized Financial Services Fund
Specialized Technology Fund
Strategic Small Cap Value Fund
U.S. Value Fund

BOND FUNDS
California Limited-Term Tax-Free Fund
California Tax-Free Fund
Colorado Tax-Free Fund
Diversified Bond Fund
Government Securities Fund(1)
High Income Fund
Income Plus Fund
Inflation-Protected Bond Fund
Intermediate Tax/AMT-Free Fund
Minnesota Tax-Free Fund
Municipal Bond Fund
Short Duration Government Bond Fund(1)
Short-Term Bond Fund
Short-Term High Yield Bond Fund
Short-Term Municipal Bond Fund
Stable Income Fund
Strategic Income Fund
Total Return Bond Fund
Ultra Short-Term Income Fund
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

ASSET ALLOCATION FUNDS
Aggressive Allocation Fund
Asset Allocation Fund
Conservative Allocation Fund
Growth Balanced Fund
Moderate Balanced Fund
WealthBuilder Conservative Allocation Portfolio+
WealthBuilder Equity Portfolio+
WealthBuilder Growth Allocation Portfolio+
WealthBuilder Growth Balanced Portfolio+
WealthBuilder Moderate Balanced Portfolio+
WealthBuilder Tactical Equity Portfolio+
Target Today Fund(2)+
Target 2010 Fund(2)+
Target 2015 Fund(2)+
Target 2020 Fund(2)+
Target 2025 Fund(2)+
Target 2030 Fund(2)+
Target 2035 Fund(2)+
Target 2040 Fund(2)+
Target 2045 Fund(2)+
Target 2050 Fund(2)+

MONEY MARKET FUNDS
100% Treasury Money Market Fund(1)
California Tax-Free Money Market Fund
California Tax-Free Money Market Trust
Cash Investment Money Market Fund
Government Money Market Fund(1)
Heritage Money Market Fund+
Minnesota Money Market Fund
Money Market Fund
Money Market Trust
Municipal Money Market Fund
National Tax-Free Money Market Fund
National Tax-Free Money Market Trust
Overland Express Sweep Fund+
Prime Investment Money Market Fund
Treasury Plus Money Market Fund(1)

VARIABLE TRUST FUNDS(3)
VT Asset Allocation Fund
VT C&B Large Cap Value Fund
VT Discovery Fund+
VT Equity Income Fund
VT International Core Fund
VT Large Company Core Fund
VT Large Company Growth Fund
VT Money Market Fund
VT Opportunity Fund+
VT Small Cap Growth Fund
VT Small/Mid Cap Value Fund
VT Total Return Bond Fund

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE WELLS FARGO ADVANTAGE MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

----------
(1.) The U.S. government guarantee applies to certain of the underlying securities and NOT to shares of the Fund.

(2.) The full name of this Fund series is the Wells Fargo Advantage Dow Jones
     Target Date Funds(SM).

(3.) The Variable Trust Funds are generally available only through insurance company variable contracts.

+ In this report, the WELLS FARGO ADVANTAGE DISCOVERY FUND(SM), WELLS FARGO ADVANTAGE ENDEAVOR SELECT FUND(SM), WELLS FARGO ADVANTAGE ENTERPRISE FUND(SM), WELLS FARGO ADVANTAGE OPPORTUNITY FUND(SM), WELLS FARGO ADVANTAGE SOCIAL SUSTAINABILITY FUND(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO(SM), WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET TODAY FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2010 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2015 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2020 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2025 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2030 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2035 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2040 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2045 FUND(SM), WELLS FARGO ADVANTAGE DOW JONES TARGET 2050 FUND(SM), WELLS FARGO ADVANTAGE HERITAGE MONEY MARKET FUND(SM), WELLS FARGO ADVANTAGE OVERLAND EXPRESS SWEEP FUND(SM), WELLS FARGO ADVANTAGE VT DISCOVERY FUND(SM), AND WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND(SM) are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, Overland Express Sweep Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

NOT PART OF THE SEMI-ANNUAL REPORT.

              2 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

(PHOTO OF KARLA M. RABUSCH)

KARLA M. RABUSCH,
President
WELLS FARGO ADVANTAGE FUNDS

THE SIX-MONTH PERIOD BEGAN IN THE WAKE OF THE WORST MONTHLY DECLINE FOR THE EQUITY MARKETS SINCE 1987 AND ENDED WITH THE STRONGEST RALLY SINCE 1938.

Dear Valued Shareholder,

We're pleased to offer you this semi-annual report for the Wells Fargo Advantage Small and Mid Cap Stock Funds that covers the six-month period that ended April 30, 2009. The period was marked by extreme volatility across the financial markets and proved to be a challenging time for investors. The federal government continued its unprecedented policy response to the financial crisis as overall economic activity remained weak and the U.S. unemployment rate steadily increased. Although periods of volatility can present challenges, we believe that investors should remember the importance of maintaining a long-term investment strategy based on their individual goals and risk tolerance.

MARKET VOLATILITY REMAINED HIGH BUT SIGNS OF STABILIZATION EMERGED. The six-month period began in the wake of the worst monthly decline for the equity markets since 1987 and ended with the strongest rally since 1938. Volatility across the financial markets remained high on a historical basis throughout the period but ended significantly lower than the highs reached in October and November 2008. The economic environment remained weak, but signs of stabilization began to emerge as the six-month period came to a close.

The National Bureau of Economic Research declared in December 2008 that a U.S. recession had begun in December 2007. In the first quarter of 2009, gross domestic product contracted at a rate of 6.1%, following a decline of 6.3% in the fourth quarter of 2008. Economic activity remained weak as the second quarter began but appeared to show signs of stabilization as the quarter progressed. By the end of April 2009, the recession had lasted 16 months--matching the length of the two longest economic contractions in the United States in the post-World War II period.

Amid the weak economic environment, the unemployment rate surged to 8.9%--its highest rate in more than 25 years. However, the rate of job losses slowed slightly in April 2009, largely on increases in government hiring, and the labor participation rate edged upward. Still, nearly 6 million jobs have been lost since the start of the recession.

On the positive side, inflation remained low and several economic indicators showed signs of improvement by the end of the period. Consumer confidence rebounded significantly as several economic indicators came in better than expected and the equity markets began a powerful rally. Consumer spending recovered somewhat in the first quarter of 2009, after falling sharply at the end of 2008. Manufacturing activity increased for four consecutive months through April 2009, with new orders the strongest since 1983. The housing market remained distressed, but home sales increased during the first quarter as housing activity appeared to be responding to lower mortgage rates and lower home prices.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 3


Letter to Shareholders

THROUGHOUT THE SIX-MONTH PERIOD, THE FED CONTINUED ITS SERIES OF ACTIONS TO STABILIZE THE FINANCIAL SYSTEM.

GOVERNMENT TOOK NUMEROUS ACTIONS TO STIMULATE THE ECONOMY.

Throughout the six-month period, the Fed continued its series of actions to stabilize the financial system. That included additional cuts in the federal funds rate to a range of 0% to 0.25% in December 2008, the lowest federal funds rate in history; large injections of capital into the financial system; and the initiation of several nontraditional, nonmonetary programs.

In October, Congress passed the Emergency Economic Stabilization Act of 2008, which authorized the Treasury Department to establish the $700 billion Troubled Asset Relief Program (TARP) to purchase distressed mortgage securities and other assets from financial institutions. This later became a program for providing capital directly to banks and the automotive industry.

In late November 2008, two additional programs were implemented. The first was an initiative to buy $100 billion in debt and $500 billion in mortgage-backed securities (MBS) of Fannie Mae, Freddie Mac, and other agencies. The second was the $200 billion Term Asset-Backed Securities Loan Facility (TALF) to support the consumer credit and small business segments of the economy.

In February, President Barack Obama signed into law the American Recovery and Reinvestment Act of 2009, a $787 billion economic stimulus bill. Treasury Secretary Timothy Geithner introduced a new Financial Stability Plan that offered a broad outline of additional measures intended to stabilize the financial system. These included "stress tests" to gauge the strength of bank balance sheets under a new Capital Assistance Program, the creation of a Public-Private Investment Program (PPIP), a joint effort with the Fed to commit up to $1 trillion under the Fed's TALF program, and a program to help support the housing market.

In March 2009, the Fed announced plans to buy up to $300 billion in longer-term U.S. Treasury securities, an additional $750 billion in agency MBS, and an additional $100 billion in agency debt. The Fed also extended its first financing under the TALF program and expanded the types of eligible collateral for loans under the program. The Treasury and the Fed began the bank "stress tests" and announced that the PPIP program would use up to $100 billion of TARP capital in a revived plan to remove distressed assets from the balance sheets of financial institutions.

By the end of April, information leaks about the bank "stress tests" seemed to indicate that the amount of additional capital that many of these large financial institutions would be required to raise might be lower than had been feared. That news followed better-than-expected first-quarter earnings reports from many of these same financial companies, helping spark a powerful rally in the equity markets.

As a result of these various programs, the Fed's asset holdings on its balance sheet doubled to more than $2 trillion. The government's multiple initiatives in response to the financial system turmoil helped stabilize the credit markets during the period, pushing down interest rates and setting off a wave of mortgage refinancing.

             4 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Letter to Shareholders

OVER THE SIX-MONTH PERIOD, MID CAP STOCKS OUTPACED BOTH LARGE CAP AND SMALL CAP STOCKS.

EQUITY MARKETS EXPERIENCED EXTREME VOLATILITY BUT REBOUNDED IN MARCH.

The equity markets remained turbulent throughout the period, but ended with the strongest rally since the 1930s. The broad market, as measured by the S&P 500 Index, began the period following a nearly 17% decline in October 2008--its worst month since October 1987. The market's return was slightly positive in December, but 2009 brought an extended decline that pushed the S&P 500 Index to an intraday low of 666 on March 6. From that point, signs of economic stabilization, reports of improved fundamentals among several large banks, and additional policy clarity sparked the biggest market rally since 1938, with the index surging 23% in 13 trading days.

For all of April 2009, the S&P 500 Index gained 9.5%, its best monthly return since March 2000. For the month, the Dow Jones Industrial Average rose 7.5%, and the Nasdaq Composite Index jumped 12.4%. For the six-month period, however, the S&P 500 Index fell 8.5% and the Dow Jones Industrial Average declined 10.8%. The Nasdaq Composite Index managed a slightly positive gain of 0.4% for the six months due to strong performance from the technology sector.

Over the six-month period, mid cap stocks outpaced both large cap and small cap stocks. The Russell Mid Cap Index(1) lost 1.6% for the period, while the Russell 1000 Index(2) declined 7.4% and the Russell 2000 Index(3) fell 8.4%. In April, however, mid cap and small cap stocks did best as investors' appetite for risk returned. The Russell Mid Cap Index and the Russell 2000 Index each gained 15.4% in April, while the Russell 1000 Index rose 10.1% for the month.

For the full six-month period, the growth investment style outperformed the value investment style across all market capitalizations. The large weightings of the stressed financials sector within the value indices and the fundamentally healthier information technology sector within the growth indices contributed significantly to this difference in performance.

----------
(1.) The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index. You cannot invest directly in an Index.

(2.) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

(3.) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 5


Letter to Shareholders

DON'T LET SHORT-TERM VOLATILITY DERAIL LONG-TERM INVESTMENT GOALS.

While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, WELLS FARGO ADVANTAGE FUNDS represent investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help. We offer more than 100 Funds that cover a broad spectrum of investment styles and asset classes.

Thank you for choosing WELLS FARGO ADVANTAGE FUNDS. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also want to visit our Web site at www.wellsfargo.com/advantagefunds.

Sincerely,


/s/ Karla M. Rabusch
Karla M. Rabusch
President
WELLS FARGO ADVANTAGE FUNDS

             6 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE DISCOVERY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE DISCOVERY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION

December 31, 1987

TEN LARGEST EQUITY HOLDINGS(1)
(AS OF APRIL 30, 2009)

SBA Communications Corporation Class A       2.92%
Equinix Incorporated                         2.26%
Petrohawk Energy Corporation                 2.06%
Activision Blizzard Incorporated             1.53%
Hibbett Sports Incorporated                  1.48%
Airgas Incorporated                          1.45%
Solera Holdings Incorporated                 1.43%
Laboratory Corporation of America Holdings   1.25%
AECOM Technology Corporation                 1.23%
Life Technologies Corporation                1.23%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                   (PIE CHART)

Information Technology        (25%)
Materials                      (6%)
Telecommunication Services     (5%)
Consumer Discretionary        (20%)
Consumer Staples               (3%)
Energy                         (8%)
Financials                     (7%)
Health Care                   (13%)
Industrials                   (13%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 7


Performance Highlights

                                WELLS FARGO ADVANTAGE DISCOVERY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                         Including Sales Charge                  Excluding Sales Charge            Expense Ratio
                                 -------------------------------------   -------------------------------------   -----------------
DISCOVERY FUND                   6 Months*   1 Year   5 Year   10 Year   6 Months*   1 Year   5 Year   10 Year   Gross(4)   Net(5)
--------------                   ---------   ------   ------   -------   ---------   ------   ------   -------   --------   ------
Class A (WFDAX)                   (12.01)    (38.73)  (0.90)     3.64      (6.61)    (35.00)   0.28      4.26      1.43%     1.33%
Class C (WDSCX)                    (7.89)    (36.44)  (0.44)     3.57      (6.89)    (35.44)  (0.44)     3.57      2.18%     2.08%
Administrator Class (WFDDX)                                                (6.48)    (34.82)   0.45      4.35      1.25%     1.15%
Institutional Class (WFDSX)                                                (6.38)    (34.68)   0.57      4.41      0.98%     0.95%
Investor Class (STDIX)                                                     (6.63)    (34.98)   0.24      4.24      1.53%     1.38%
Russell 2500 Growth Index(6)                                                0.69     (32.98)  (0.92)     0.86

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A and Class C shares incepted on July 31, 2007. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class reflects the performance of the Investor Class shares of the Strong Discovery Fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2500 Growth Index measures the performance of those Russell
     2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an Index.

              8 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE ENTERPRISE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE ENTERPRISE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

James M. Leach, CFA
Thomas J. Pence, CFA

FUND INCEPTION

September 30, 1998

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2009)

SBA Communications Corporation Class A   2.48%
Life Technologies Corporation            2.41%
American Tower Corporation Class A       2.09%
Noble Corporation                        1.82%
Yum! Brands Incorporated                 1.79%
Equinix Incorporated                     1.77%
Airgas Incorporated                      1.40%
DIRECTV Group Incorporated               1.38%
Everest Reinsurance Group Limited        1.34%
Newfield Exploration Company             1.34%

                                  (PIE CHART)

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

Consumer Discretionary                   (22%)
Consumer Staples                          (2%)
Energy                                   (10%)
Financials                                (7%)
Health Care                              (16%)
Industrials                              (13%)
Information Technology                   (19%)
Materials                                 (5%)
Telecommunication Services                (6%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 9


Performance Highlights

                               WELLS FARGO ADVANTAGE ENTERPRISE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                         Including Sales Charge                  Excluding Sales Charge             Expense Ratio
                                 -------------------------------------   --------------------------------------   -----------------
ENTERPRISE FUND                  6 Months*   1 Year   5 Year   10 Year   6 Months*    1 Year   5 Year   10 Year   Gross(4)   Net(5)
---------------                  ---------   ------   ------   -------   ---------   -------   ------   -------   --------   ------
Class A (SENAX)                   (10.17)    (42.63)  (2.04)     0.98      (4.69)    (39.13)   (0.87)     1.58      1.44%     1.35%
Class C (WENCX)                    (5.98)    (40.56)  (1.56)     1.00      (4.98)    (39.56)   (1.56)     1.00      2.19%     2.10%
Administrator Class (SEPKX)                                                (4.54)    (38.96)   (0.59)     1.85      1.26%     1.15%
Institutional Class (WFEIX)                                                (4.41)    (38.80)   (0.33)     1.94      0.99%     0.90%
Investor Class (SENTX)                                                     (4.68)    (39.17)   (1.05)     1.50      1.54%     1.45%
Russell Midcap Growth Index(6)                                              2.71     (35.66)   (0.76)     0.02

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A shares incepted on February 24, 2000. Class C shares incepted on
     March 31, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 24, 2000, through June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A shares reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges. Performance shown prior to the inception of Class C reflects the performance of the Class A shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on August 30, 2002. Institutional Class shares incepted on June 30, 2003. Performance shown prior to the inception of the Administrator Class shares and the Institutional class shares reflects the performance of the Investor Class shares of the Strong Enterprise Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares and the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on September 30, 1998.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell Midcap Growth Index measures the performance of those Russell
     Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index. You cannot invest directly in an Index.

             10 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Bryan VanCronkhite, CFA, CPA
James Tringas, CFA, CPA

FUND INCEPTION

December 31, 1998

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2009)

Waste Management Incorporated            3.52%
Walgreen Company                         3.42%
3M Company                               2.62%
Automatic Data Processing Incorporated   2.58%
Noble Energy Incorporated                2.50%
Rockwell Automation Incorporated         2.45%
US Bancorp                               2.26%
Electronic Arts Incorporated             2.18%
Molex Incorporated Class A               2.14%
Waters Corporation                       2.13%

                                  (PIE CHART)

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

Consumer Discretionary                    (5%)
Consumer Staples                         (12%)
Energy                                    (7%)
Financials                               (13%)
Health Care                              (10%)
Industrials                              (20%)
Information Technology                   (20%)
Materials                                 (1%)
Utilities                                (12%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 11


Performance Highlights

                      WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                         Including Sales Charge                  Excluding Sales Charge             Expense Ratio
                                 -------------------------------------   --------------------------------------   -----------------
MID CAP DISCIPLINED FUND         6 Months*   1 Year   5 Year   10 Year   6 Months*    1 Year   5 Year   10 Year   Gross(4)   Net(5)
------------------------         ---------   ------   ------   -------   ---------   -------   ------   -------   --------   ------
Class A (WFPAX)                    (5.74)    (33.28)  (1.68)     6.15      0.03      (29.21)   (0.50)     6.78      1.42%     1.25%
Class C (WFPCX)                    (1.41)    (30.76)  (1.20)     6.15     (0.41)     (29.76)   (1.20)     6.15      2.17%     2.00%
Administrator Class (WFMDX)                                               (0.04)     (29.19)   (0.41)     6.83      1.24%     1.15%
Institutional Class (WFMIX)                                                0.12      (28.99)   (0.19)     6.95      0.97%     0.90%
Investor Class (SMCDX)                                                    (0.07)     (29.32)   (0.53)     6.76      1.52%     1.31%
Russell Midcap Value Index(6)                                             (6.14)     (36.76)    0.06      3.79

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE - www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A and Class C shares incepted on July 31, 2007. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on April 11, 2005. Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares and Institutional Class shares reflects the performance of the Investor Class shares of the Strong Mid Cap Disciplined Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares and the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on December 31, 1998.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell Midcap Value Index measures the performance of those Russell
     Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. You cannot invest directly in an Index.

             12 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE OPPORTUNITY FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE OPPORTUNITY FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Ann M. Miletti

FUND INCEPTION
December 31, 1985

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2009)

Health Management Association Incorporated Class A   1.93%
Transocean Incorporated                              1.72%
Praxair Incorporated                                 1.62%
Weatherford International Limited                    1.59%
Comcast Corporation Class A                          1.44%
Pepsi Bottling Group Incorporated                    1.43%
RenaissanceRe Holdings Limited                       1.43%
ACE Limited                                          1.42%
ResMed Incorporated                                  1.41%
Apache Corporation                                   1.38%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Consumer Discretionary   (21%)
Consumer Staples          (8%)
Energy                    (9%)
Financials               (15%)
Health Care              (12%)
Industrials              (12%)
Information Technology   (17%)
Materials                 (6%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 13


Performance Highlights

WELLS FARGO ADVANTAGE OPPORTUNITY FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                   Including Sales Charge               Excluding Sales Charge          Expense Ratio
                             ----------------------------------  -----------------------------------  ----------------
OPPORTUNITY FUND             6 Months*  1 Year  5 Year  10 Year  6 Months*   1 Year  5 Year  10 Year  Gross(4)  Net(5)
----------------             ---------  ------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (SOPVX)                (3.49)   (36.12)  (2.16)   1.24      2.41    (32.23)  (0.99)    1.84     1.37%    1.29%
Class C (WFOPX)                 1.07    (33.73)  (1.67)   1.25      2.07    (32.73)  (1.67)    1.25     2.12%    2.04%
Administrator Class (WOFDX)                                         2.57    (32.05)  (0.72)    2.14     1.19%    1.04%
Investor Class (SOPFX)                                              2.44    (32.24)  (0.99)    1.96     1.47%    1.35%
Russell Midcap Index(6)                                            (1.64)   (36.03)   0.01     3.00

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A shares incepted on February 24, 2000. Class C shares incepted on
     March 31, 2008. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Performance shown for the Class A shares from February 24, 2000, to June 20, 2008, includes Advisor Class expenses and is adjusted to reflect Class A sales charges. Performance shown prior to the inception of Class A reflects the performance of the Investor Class shares, adjusted to reflect Advisor Class expenses and Class A sales charges Performance shown prior to the inception of Class C reflects the performance of Class A shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on August 30, 2002. Performance shown prior to the inception of the Administrator Class reflects the performance of the Investor Class shares of the Strong Opportunity Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. You cannot invest directly in an Index.

             14 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND

INVESTMENT OBJECTIVE
THE WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUBADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Bryan VanCronkhite, CFA, CPA
James Tringas, CFA, CPA

FUND INCEPTION
March 28, 2002

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2009)

ATMI Incorporated                      3.42%
Monster Worldside Incorporated         3.37%
Millipore Corporation                  3.09%
Molex Incorporated Class A             2.80%
CRA International Incorporated         2.69%
Electronics Arts Incorporated          2.59%
Clean Harbors Incorporated             2.44%
Intermec Incorporated                  2.44%
Coca-Cola Enterprises Incorporated     2.32%
Asset Acceptance Capital Corporation   2.23%

SECTOR DISTRIBUTION(2)
(AS OF APRIL 30, 2009)

                                   (PIE CHART)

Consumer Discretionary    (7%)
Consumer Staples         (10%)
Energy                    (2%)
Financials               (20%)
Health Care               (9%)
Industrials              (22%)
Information Technology   (24%)
Materials                 (1%)
Utilities                 (5%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 15


Performance Highlights

                    WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN(3) (%) (AS OF APRIL 30, 2009)

                                   Including Sales Charge              Excluding Sales Charge
                             ----------------------------------  -----------------------------------    Expense Ratio
                                                        Life of                              Life of  ----------------
SMALL CAP DISCIPLINED FUND   6 Months*  1 Year  5 Year    Fund   6 Months*   1 Year  5 Year    Fund   Gross(4)  Net(5)
--------------------------   ---------  ------  ------  -------  ---------  -------  ------  -------  --------  ------
Class A (WFSMX)               (11.21)   (32.28) (4.21)    4.12     (5.76)   (28.14)  (3.06)    4.99     1.55%    1.45%
Class C (WSCDX)                (7.12)   (29.73) (3.69)    4.40     (6.12)   (28.73)  (3.69)    4.40     2.30%    2.20%
Administrator Class (WFSDX)                                        (5.77)   (28.06)  (2.82)    5.17     1.37%    1.20%
Institutional Class (WFSSX)                                        (5.56)   (27.82)  (2.66)    5.30     1.10%    1.00%
Investor Class (SCOVX)                                             (5.82)   (28.17)  (3.08)    4.98     1.65%    1.49%
Russell 2000 Value Index(6)                                       (12.60)   (31.37)  (1.42)    1.53

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE SHOWN WITHOUT SALES CHARGES WOULD BE LOWER IF SALES CHARGES WERE REFLECTED. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. CURRENT MONTH-END PERFORMANCE IS AVAILABLE ON THE FUNDS' WEB SITE -- www.wellsfargo.com/advantagefunds.

FOR CLASS A SHARES, THE MAXIMUM FRONT-END SALES CHARGE IS 5.75%. FOR CLASS C SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE IS 1.00%. PERFORMANCE INCLUDING SALES CHARGE ASSUMES THE SALES CHARGE FOR THE CORRESPONDING TIME PERIOD. ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, AND INVESTOR CLASS SHARES ARE SOLD WITHOUT A FRONT-END SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Active trading results in increased turnover and trading expenses, and may generate higher short-term capital gains. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A and Class C shares incepted on March 31, 2008. Performance shown prior to the inception of Class A and Class C reflects the performance of the Investor Class shares and includes expenses that are not applicable to and are higher than those of the Class A shares and lower than those of the Class C shares. Administrator Class shares and Institutional Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class shares and the Institutional Class shares reflects the performance of the Investor Class shares of the Strong Small Company Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares and the Institutional Class shares. The Investor Class shares of the predecessor fund incepted on March 28, 2002.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

             16 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                          Performance Highlights

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND

INVESTMENT OBJECTIVE

The WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (the Fund) seeks long-term capital appreciation.

INVESTMENT ADVISER

Wells Fargo Funds Management, LLC

SUBADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA

FUND INCEPTION

March 28, 2002

TEN LARGEST EQUITY HOLDINGS (1)
(AS OF APRIL 30, 2009)

Randgold Resources Limited ADR            4.92%
InterOil Corporation                      4.45%
Annaly Capital Management Incorporated    3.11%
Goldcorp Incorporated                     2.75%
3Com Corporation                          2.69%
Canadian Natural Resources Limited        2.58%
Allied Healthcare Products Incorporated   2.56%
GEO Group Incorporated                    2.55%
Gentex Corporation                        2.43%
Global Industries Limited                 2.25%

SECTOR DISTRIBUTION (2)
(AS OF APRIL 30, 2009)

                                  (PIE CHART)

Telecommunication Services    (1%)
Consumer Discretionary        (8%)
Consumer Staples              (1%)
Energy                       (23%)
Financials                   (17%)
Health Care                   (7%)
Industrials                  (10%)
Information Technology       (19%)
Materials                    (14%)

----------
(1.) The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the Fund. Holdings are subject to change and may have changed since the date specified.

(2.) Sector distribution is subject to change. Cash, cash equivalents and indirect holdings from investments of securities lending collateral are not reflected in the calculations of sector distribution.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 17


Performance Highlights

                      WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND (CONTINUED)

AVERAGE ANNUAL TOTAL RETURN (3) (%) (AS OF APRIL 30, 2009)

                               Including Sales Charge           Excluding Sales Charge
                          -------------------------------- --------------------------------  Expense Ratio
                                                     Life                            Life   ---------------
SMALL/MID CAP VALUE FUND  6 Months* 1 Year  5 Year of Fund 6 Months* 1 Year  5 Year of Fund Gross(4) Net(5)
------------------------- --------- ------- ------ ------- --------- ------- ------ ------- -------- ------
Class A (WFVAX)            (1.72)   (40.33) (2.81)   0.85     4.33   (36.70) (1.64)   1.70    1.58%   1.40%
Class C (WFCVX)             3.01    (38.10) (2.19)   1.22     4.01   (37.10) (2.19)   1.22    2.33%   2.15%
Administrator Class
   (WWMDX)                                                    4.37   (36.49) (1.37)   1.89    1.40%   1.15%
Institutional Class
   (WWMSX)                                                    4.59   (36.38) (1.28)   1.96    1.13%   0.95%
Investor Class (SMMVX)                                        4.31   (36.71) (1.68)   1.67    1.68%   1.49%
Russell 2500 Value
   Index(6)                                                  (8.12)  (32.02) (0.87)   2.11

*    Returns for periods of less than one year are not annualized.

FIGURES QUOTED REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS AND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER MAY PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Funds' Web site - www.wellsfargo.com/advantagefunds.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund's prospectus for additional information on these and other risks.

----------
(3.) Class A and Class C shares incepted on July 31, 2007. Performance shown prior to the inception of the Class A shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Class A shares, but has been adjusted to reflect Class A sales charges. Performance shown prior to the inception of the Class C shares reflects the performance of the Investor Class shares, adjusted to reflect Class C sales charges and expenses. Administrator Class shares incepted on April 11, 2005. Performance shown prior to the inception of the Administrator Class reflects the performance of the Investor Class shares of the Strong Small/Mid Cap Value Fund, the predecessor fund, and includes expenses that are not applicable to and are higher than those of the Administrator Class shares. Institutional Class shares incepted on August 31, 2006. Performance shown prior to the inception of the Institutional Class reflects the performance of the Administrator Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. Performance shown prior to April 11, 2005, for the Institutional Class shares reflects the performance of the Investor Class shares, and includes expenses that are not applicable to and are higher than those of the Institutional Class shares. The Investor Class shares incepted on March 28, 2002.

(4.) Reflects the gross expense ratio as stated in the March 1, 2009, prospectus.

(5.) The investment adviser has contractually committed through February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown. Without these reductions, the Fund's returns would have been lower.

(6.) The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an Index.

             18 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire six-month period, from November 1, 2008 to April 30, 2009.

ACTUAL EXPENSES

The "Actual" line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading entitled "Expenses Paid During Period" for your applicable class of shares to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 Beginning        Ending          Expenses
                                               Account Value   Account Value    Paid During      Net Annual
WELLS FARGO ADVANTAGE DISCOVERY FUND            11-01-2008      04-30-2009     the Period(1)   Expense Ratio
-------------------------------------------    -------------   -------------   -------------   -------------
CLASS A
   Actual                                        $1,000.00       $  933.90         $ 6.38          1.33%
   Hypothetical (5% return before expenses)      $1,000.00       $1,018.20         $ 6.66          1.33%
CLASS C
   Actual                                        $1,000.00       $  931.10         $ 9.96          2.08%
   Hypothetical (5% return before expenses)      $1,000.00       $1,014.48         $10.39          2.08%
ADMINISTRATOR CLASS
   Actual                                        $1,000.00       $  935.20         $ 5.52          1.15%
   Hypothetical (5% return before expenses)      $1,000.00       $1,019.09         $ 5.76          1.15%
INSTITUTIONAL CLASS
   Actual                                        $1,000.00       $  936.20         $ 4.56          0.95%
   Hypothetical (5% return before expenses)      $1,000.00       $1,020.08         $ 4.76          0.95%
INVESTOR CLASS
   Actual                                        $1,000.00       $  933.70         $ 6.62          1.38%
   Hypothetical (5% return before expenses)      $1,000.00       $1,017.95         $ 6.90          1.38%

             Wells Fargo Advantage Small and Mid Cap Stock Funds 19


Fund Expenses

                                                   Beginning         Ending        Expenses
                                                 Account Value   Account Value    Paid During     Net Annual
WELLS FARGO ADVANTAGE ENTERPRISE FUND              11-01-2008      04-30-2009    the Period(1)   Expense Ratio
-------------------------------------            -------------   -------------   ------------    -------------
CLASS A
   Actual                                          $1,000.00       $  953.10        $ 6.68           1.38%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.95        $ 6.90           1.38%
CLASS C
   Actual                                          $1,000.00       $  950.20        $10.27           2.13%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.19        $10.61           2.13%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  954.60        $ 5.57           1.15%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.09        $ 5.76           1.15%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  955.90        $ 4.36           0.90%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.33        $ 4.51           0.90%
INVESTOR CLASS
   Actual                                          $1,000.00       $  953.20        $ 7.17           1.48%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.46        $ 7.40           1.48%

WELLS FARGO ADVANTAGE MID CAP DISCIPLINED FUND
CLASS A
   Actual                                          $1,000.00       $1,000.30        $ 6.20           1.25%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.60        $ 6.26           1.25%
CLASS C
   Actual                                          $1,000.00       $  995.90        $ 9.90           2.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.88        $ 9.99           2.00%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  999.60        $ 5.70           1.15%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.09        $ 5.76           1.15%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $1,001.20        $ 4.47           0.90%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.33        $ 4.51           0.90%
INVESTOR CLASS
   Actual                                          $1,000.00       $  999.30        $ 6.49           1.31%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.30        $ 6.56           1.31%

WELLS FARGO ADVANTAGE OPPORTUNITY FUND
CLASS A
   Actual                                          $1,000.00       $1,024.10        $ 6.47           1.29%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.40        $ 6.46           1.29%
CLASS C
   Actual                                          $1,000.00       $1,020.70        $10.22           2.04%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.68        $10.19           2.04%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $1,025.70        $ 5.22           1.04%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.64        $ 5.21           1.04%
INVESTOR CLASS
   Actual                                          $1,000.00       $1,024.40        $ 6.78           1.35%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.10        $ 6.76           1.35%

             20 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                                   Fund Expenses

                                                   Beginning         Ending        Expenses
WELLS FARGO ADVANTAGE SMALL CAP DISCIPLINED      Account Value   Account Value    Paid During     Net Annual
FUND                                               11-01-2008      04-30-2009    the Period(1)   Expense Ratio
-------------------------------------------      -------------   -------------   ------------    -------------
CLASS A
   Actual                                          $1,000.00       $  942.40        $ 6.98           1.45%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.60        $ 7.25           1.45%
CLASS C
   Actual                                          $1,000.00       $  938.80        $10.58           2.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,013.88        $10.99           2.20%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $  942.30        $ 5.78           1.20%
   Hypothetical (5% return before expenses)        $1,000.00       $1,018.84        $ 6.01           1.20%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $  944.40        $ 4.82           1.00%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.84        $ 5.01           1.00%
INVESTOR CLASS
   Actual                                          $1,000.00       $  941.80        $ 7.17           1.49%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.41        $ 7.45           1.49%

WELLS FARGO ADVANTAGE SMALL/MID CAP VALUE FUND
CLASS A
   Actual                                          $1,000.00       $1,043.30        $ 7.09           1.40%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.85        $ 7.00           1.40%
CLASS C
   Actual                                          $1,000.00       $1,040.10        $10.88           2.15%
   Hypothetical (5% return before expenses)        $1,000.00       $1,014.13        $10.74           2.15%
ADMINISTRATOR CLASS
   Actual                                          $1,000.00       $1,043.70        $ 5.83           1.15%
   Hypothetical (5% return before expenses)        $1,000.00       $1,019.09        $ 5.76           1.15%
INSTITUTIONAL CLASS
   Actual                                          $1,000.00       $1,045.90        $ 4.82           0.95%
   Hypothetical (5% return before expenses)        $1,000.00       $1,020.08        $ 4.76           0.95%
INVESTOR CLASS
   Actual                                          $1,000.00       $1,043.10        $ 7.55           1.49%
   Hypothetical (5% return before expenses)        $1,000.00       $1,017.41        $ 7.45           1.49%

(1.) Expenses are equal to the Fund"s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).

             Wells Fargo Advantage Small and Mid Cap Stock Funds 21


Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 95.46%
APPAREL & ACCESSORY STORES: 3.02%
     63,700   AEROPOSTALE INCORPORATED<<+                                                           $    2,163,889
     78,400   THE BUCKLE INCORPORATED<<                                                                  2,929,808
    168,800   URBAN OUTFITTERS INCORPORATED+                                                             3,289,912
                                                                                                         8,383,609
                                                                                                    --------------
APPAREL & OTHER FINISHED PRODUCTS MADE FROM FABRICS & SIMILAR MATERIALS: 0.51%
     49,200   WARNACO GROUP INCORPORATED+                                                                1,418,928
                                                                                                    --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.80%
     35,300   ADVANCE AUTO PARTS INCORPORATED+                                                           1,544,375
     46,900   O'REILLY AUTOMOTIVE INCORPORATED<<+                                                        1,822,065
    313,316   SONIC AUTOMOTIVE INCORPORATED<<+                                                           1,616,711
                                                                                                         4,983,151
                                                                                                    --------------
BIOPHARMACEUTICALS: 1.99%
     51,500   ALEXION PHARMACEUTICALS INCORPORATED+                                                      1,721,130
     57,900   CEPHALON INCORPORATED<<+                                                                   3,798,819
                                                                                                         5,519,949
                                                                                                    --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.19%
    272,200   LENNAR CORPORATION CLASS A                                                                 2,651,228
     42,600   M/I HOMES INCORPORATED                                                                       650,502
                                                                                                         3,301,730
                                                                                                    --------------
BUSINESS SERVICES: 8.36%
    517,400   ACTIVISION BLIZZARD INCORPORATED+                                                          5,572,398
    135,000   AKAMAI TECHNOLOGIES INCORPORATED<<                                                         2,972,700
     50,336   ANSYS INCORPORATED+                                                                        1,390,280
    111,200   HMS HOLDINGS CORPORATION                                                                   3,333,776
     79,800   MCAFEE INCORPORATED<<+                                                                     2,995,692
     61,600   NCI Incorporated<<+                                                                        1,500,576
     29,800   SHANDA INTERACTIVE ENTERTAINMENT LIMITED ADR+                                              1,425,334
    116,900   SYBASE INCORPORATED+                                                                       3,969,924
                                                                                                        23,160,680
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 3.49%
     54,500   CF INDUSTRIES HOLDINGS INCORPORATED                                                        3,926,725
    120,300   LIFE TECHNOLOGIES CORPORATION+                                                             4,487,190
     94,000   MYLAN LABORATORIES INCORPORATED<<+                                                         1,245,500
                                                                                                         9,659,415
                                                                                                    --------------
COMMUNICATIONS: 8.80%
     67,100   ADTRAN INCORPORATED                                                                        1,419,165
    117,183   EQUINIX INCORPORATED<<+                                                                    8,229,762
    102,100   GEOEYE INCORPORATED<<+                                                                     2,541,269
     91,900   METROPCS COMMUNICATIONS INCORPORATED<<+                                                    1,570,571
    422,000   SBA COMMUNICATIONS CORPORATION CLASS A<<+                                                 10,634,400
                                                                                                        24,395,167
                                                                                                    --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 0.50%
     82,036   ASIAINFO HOLDINGS INCORPORATED+                                                            1,374,103
                                                                                                    --------------
DEPOSITORY INSTITUTIONS: 0.98%
    217,200   HUDSON CITY BANCORP INCORPORATED                                                           2,728,032
                                                                                                    --------------

             22 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
EATING & DRINKING PLACES: 1.66%
     52,000   DARDEN RESTAURANTS INCORPORATED                                                       $    1,922,440
    127,359   DOMINO'S PIZZA, INCORPORATED                                                               1,202,269
     59,600   RED ROBIN GOURMET BURGERS INCORPORATED+                                                    1,463,180
                                                                                                         4,587,889
                                                                                                    --------------
ELECTRIC, GAS & SANITARY SERVICES: 0.53%
     29,150   CLEAN HARBORS INCORPORATED<<                                                               1,460,415
                                                                                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 9.73%
    126,500   CIENA CORPORATION<<+                                                                       1,511,675
    272,700   MARVELL TECHNOLOGY GROUP LIMITED+                                                          2,994,246
    184,800   MICROCHIP TECHNOLOGY INCORPORATED<<                                                        4,250,400
    886,300   MICRON TECHNOLOGY INCORPORATED<<+                                                          4,325,144
     45,400   NETLOGIC MICROSYSTEMS INCORPORATED<<+                                                      1,479,586
    619,700   ON SEMICONDUCTOR CORPORATION+                                                              3,358,774
     74,600   SILICON LABORATORIES INCORPORATED<<+                                                       2,481,196
    228,446   SOLERA HOLDINGS INCORPORATED+                                                              5,213,138
    257,600   TELLABS INCORPORATED+                                                                      1,349,824
                                                                                                        26,963,983
                                                                                                    --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 6.34%
    174,389   AECOM TECHNOLOGY CORPORATION<<+                                                            4,487,029
     83,200   FLUOR CORPORATION                                                                          3,150,784
     57,160   IHS INCORPORATED+                                                                          2,364,138
     62,000   JACOBS ENGINEERING GROUP INCORPORATED<<                                                    2,358,480
     57,800   MYRIAD GENETICS INCORPORATED+                                                              2,242,062
    163,600   SAIC INCORPORATED+                                                                         2,961,160
                                                                                                        17,563,653
                                                                                                    --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.40%
    175,500   CROWN HOLDINGS INCORPORATED                                                                3,869,775
                                                                                                    --------------
FOOD & KINDRED PRODUCTS: 2.84%
     75,500   DIAMOND FOODS INCORPORATED                                                                 1,977,345
    158,957   FLOWERS FOODS INCORPORATED<<                                                               3,671,907
    315,566   SMART BALANCE INCORPORATED+                                                                2,218,429
                                                                                                         7,867,681
                                                                                                    --------------
GENERAL MERCHANDISE STORES: 1.77%
     80,400   BIG LOTS INCORPORATED<<+                                                                   2,222,256
    195,300   MACY'S INCORPORATED<<                                                                      2,671,704
                                                                                                         4,893,960
                                                                                                    --------------
HEALTH SERVICES: 2.39%
     71,200   LABORATORY CORPORATION OF AMERICA HOLDINGS<<+                                              4,567,480
    241,697   SUN HEALTHCARE GROUP INCORPORATED+                                                         2,047,174
                                                                                                         6,614,654
                                                                                                    --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 1.48%
    141,102   FOSTER WHEELER AG+                                                                         3,037,926
     56,750   STERLING CONSTRUCTION COMPANY INCORPORATED+                                                1,065,198
                                                                                                         4,103,124
                                                                                                    --------------
HOLDING & OTHER INVESTMENT OFFICES: 2.25%
    166,000   ASPEN INSURANCE HOLDINGS LIMITED                                                           3,914,280

             Wells Fargo Advantage Small and Mid Cap Stock Funds 23


Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
HOLDING & OTHER INVESTMENT OFFICES (continued)
    301,300   VIRGIN MEDIA INCORPORATED<<                                                           $    2,326,036
                                                                                                         6,240,316
                                                                                                    --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.64%
    106,200   HHGREGG INCORPORATED<<+                                                                    1,762,920
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.04%
    493,000   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                               2,849,540
     61,700   GAMESTOP CORPORATION CLASS A<<+                                                            1,860,872
    270,173   NETEZZA CORPORATION+                                                                       2,185,700
    218,800   NUANCE COMMUNICATIONS INCORPORATED+                                                        2,920,980
     93,700   PALL CORPORATION                                                                           2,474,617
     36,700   PARKER HANNIFIN CORPORATION<<                                                              1,664,345
                                                                                                        13,956,054
                                                                                                    --------------
INSURANCE CARRIERS: 2.39%
    156,128   ENDURANCE SPECIALTY HOLDINGS LIMITED<<                                                     4,084,308
     34,200   EVEREST REINSURANCE GROUP LIMITED                                                          2,552,688
                                                                                                         6,636,996
                                                                                                    --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 0.85%
     81,250   MASIMO CORPORATION<<+                                                                      2,348,125
                                                                                                    --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.58%
    111,597   PSS WORLD MEDICAL INCORPORATED<<                                                           1,620,388
                                                                                                    --------------
MEDICAL PRODUCTS: 1.02%
     75,400   ILLUMINA INCORPORATED<<+                                                                   2,816,190
                                                                                                    --------------
MISCELLANEOUS RETAIL: 3.25%
    189,500   DICK'S SPORTING GOODS INCORPORATED<<+                                                      3,600,500
    259,100   HIBBETT SPORTS INCORPORATED<<+                                                             5,402,235
                                                                                                         9,002,735
                                                                                                    --------------
MOTION PICTURES: 1.37%
    199,513   DISCOVERY COMMUNICATIONS INCORPORATED<<+                                                   3,788,752
                                                                                                    --------------
MOTOR FREIG   HT TRANSPORTATION & WAREHOUSING: 1.28%
     76,100   J.B. HUNT TRANSPORT SERVICES INCORPORATED<<                                                2,139,932
     49,600   OLD DOMINION FREIGHT LINE INCORPORATED+                                                    1,396,240
                                                                                                         3,536,172
                                                                                                    --------------
OIL & GAS EXTRACTION: 6.45%
    117,900   ATWOOD OCEANICS INCORPORATED<<+                                                            2,631,528
     64,600   GOODRICH PETROLEUM CORPORATION+                                                            1,481,278
    318,200   PETROHAWK ENERGY CORPORATION+                                                              7,509,520
    109,000   PIONEER NATURAL RESOURCES COMPANY                                                          2,520,080
     93,700   RANGE RESOURCES CORPORATION                                                                3,745,189
                                                                                                        17,887,595
                                                                                                    --------------
PRIMARY METAL INDUSTRIES: 1.35%
    288,300   AK STEEL HOLDING CORPORATION                                                               3,750,783
                                                                                                    --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.29%
    178,200   JARDEN CORPORATION+                                                                        3,581,820
                                                                                                    --------------

             24 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.16%
    174,900   KNIGHT CAPITAL GROUP INCORPORATED CLASS A+                                            $    2,709,201
    120,300   LAZARD LIMITED                                                                             3,284,190
                                                                                                         5,993,391
                                                                                                    --------------
TRANSPORTATION BY AIR: 0.69%
    389,800   JETBLUE AIRWAYS CORPORATION<<+                                                             1,921,714
                                                                                                    --------------
TRANSPORTATION EQUIPMENT: 1.74%
     90,900   AUTOLIV INCORPORATED<<                                                                     2,242,503
    110,900   HORNBECK OFFSHORE+                                                                         2,576,207
                                                                                                         4,818,710
                                                                                                    --------------
TRANSPORTATION SERVICES: 0.78%
     40,900   C.H. ROBINSON WORLDWIDE INCORPORATED<<                                                     2,174,242
                                                                                                    --------------
WHOLESALE TRADE NON-DURABLE GOODS: 2.94%
    122,865   AIRGAS INCORPORATED<<                                                                      5,297,939
     84,800   AMERISOURCEBERGEN CORPORATION<<                                                            2,852,672
                                                                                                         8,150,611
                                                                                                    --------------
WHOLESALE TRADE-DURABLE GOODS: 0.61%
     58,500   BORGWARNER INCORPORATED<<+                                                                 1,693,575
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $257,222,860)                                                                264,530,987
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 29.94%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 5.88%
  4,070,200   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           4,070,200
  4,070,200   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               4,070,200
  4,070,200   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 4,070,200
  4,070,200   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      4,070,200
                                                                                                        16,280,800
                                                                                                    --------------

                                                                            INTEREST    MATURITY
 PRINCIPAL                                                                    RATE        DATE
-----------                                                                 --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 24.06%
$   508,775   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                   0.55%    05/07/2009          508,775
    508,775   ALPINE SECURITIZATION CORPORATION++(p)                          0.37     05/05/2009          508,754
    169,592   AMSTEL FUNDING CORPORATION++(p)                                 2.10     05/18/2009          169,423
    169,592   AMSTERDAM FUNDING CORPORATION++(p)                              0.40     05/11/2009          169,573
    542,693   ANTALIS US FUNDING CORPORATION++(p)                             0.47     05/22/2009          542,545
  1,526,325   ASB FINANCE LIMITED (LONDON)++                                  0.24     05/07/2009        1,526,264
    407,020   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.32     05/21/2009          406,948
  1,017,550   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.35     05/14/2009        1,017,421
  2,543,875   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
              (MATURITY VALUE $2,543,888)                                     0.18     05/01/2009        2,543,875
  3,052,650   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT -
              102% COLLATERALIZED BY AGENCY SECURITIES
              (MATURITY VALUE $3,052,671)                                     0.25     05/01/2009        3,052,650
  1,187,142   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009        1,187,065
    262,867   BNP PARIBAS                                                     0.46     05/01/2009          262,867
  1,187,142   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009        1,187,206
    847,958   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009          847,764
    595,742   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          595,637
    780,122   CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE
                 PREVOYANCE                                                   0.23     05/04/2009          780,122
    135,673   CALCASIEU PARISH LA+/-ss                                        0.75     12/01/2027          135,673
    135,673   CALIFORNIA DWR+/-ss                                             0.30     05/01/2020          135,673

             Wells Fargo Advantage Small and Mid Cap Stock Funds 25


Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

                                                                            INTEREST    MATURITY
PRINCIPAL     SECURITY NAME                                                   RATE        DATE           VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   186,551   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss           0.20%    11/01/2026   $      186,551
    186,551   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
              AUTHORITY+/-ss                                                  1.00     06/01/2028          186,551
  1,356,733   CALYON (NEW YORK)                                               0.44     05/11/2009        1,356,733
    127,669   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009          127,648
  1,187,142   CHARIOT FUNDING LLC++(p)                                        0.35     05/06/2009        1,187,084
    654,634   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     02/25/2008           10,801
    504,001   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     05/19/2008            8,316
    281,929   CIESCO LLC++                                                    0.35     05/07/2009          281,913
    780,122   CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009          780,057
     89,799   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                       1.55     10/01/2038           89,799
    271,347   COOK COUNTY IL+/-ss                                             1.00     11/01/2030          271,347
    610,530   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                    2.65     12/15/2037          610,530
    407,020   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $407,023)                                              0.30     05/01/2009          407,020
  1,187,142   DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009        1,187,142
    610,530   EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009          610,505
    254,387   EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009          254,373
  1,051,468   EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009        1,051,412
    237,428   ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009          237,415
    203,510   ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009          203,496
    407,020   FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009          407,009
    922,579   FAIRWAY FINANCE CORPORATION                                     0.35     05/04/2009          922,552
    848,264   FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009          848,165
  1,176,966   GDF SUEZ++                                                      0.30     05/27/2009        1,176,711
    101,755   GDF SUEZ++                                                      0.31     05/22/2009          101,737
  1,119,305   GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009        1,119,030
    479,198   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $479,200)                                    0.17     05/01/2009          479,198
  2,375,878   GRYPHON FUNDING LIMITED(a)(i)                                   0.00     08/23/2009          799,958
     55,965   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss           3.20     11/01/2042           55,965
    508,775   HOUSTON TX UTILITY SYSTEM+/-ss                                  0.75     05/15/2034          508,775
    814,040   HSBC USA INCORPORATED                                           0.28     05/15/2009          813,951
    169,592   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss         0.55     07/01/2029          169,592
     67,837   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss              1.40     01/01/2018           67,837
    712,285   INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009          712,270
  1,017,550   INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009        1,017,799
    474,857   IRISH LIFE & PERMANENT PLC++                                    0.70     05/05/2009          474,820
  1,322,815   JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009        1,322,594
  1,458,488   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY US TREASURY SECURITIES (MATURITY
                 VALUE $1,458,498)                                            0.24     05/01/2009        1,458,488
    101,755   KANSAS CITY MO+/-ss                                             1.40     04/15/2025          101,755
    847,958   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009          847,424
    163,385   KITTY HAWK FUNDING CORPORATION++(p)                             0.35     05/05/2009          163,378
    508,775   LMA AMERICAS LLC++(p)                                           0.40     05/28/2009          508,622
  1,127,785   MASSACHUSETTS HEFA+/-ss                                         0.45     10/01/2034        1,127,785
  1,187,142   MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009        1,186,824
    339,183   MATCHPOINT MASTER TRUST++(p)                                    0.40     05/18/2009          339,119
    145,849   MISSISSIPPI STATE GO+/-ss                                       4.50     11/01/2028          145,849
    135,673   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                       0.45     02/01/2036          135,673
  1,458,488   NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009        1,458,369
    576,612   NATIXIS                                                         0.27     05/05/2009          576,612
     67,837   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                        3.75     01/01/2018           67,837
  1,356,733   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009        1,356,443
    723,817   NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009          723,746
    220,469   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                        0.62     01/01/2034          220,469
    278,130   PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009          278,120

             26 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

                                                                            INTEREST    MATURITY
PRINCIPAL     SECURITY NAME                                                   RATE        DATE           VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 1,492,407   PRUDENTIAL PLC++                                                0.65%    05/15/2009   $    1,492,029
  1,356,733   RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009        1,356,601
    221,690   REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009          221,690
    814,040   REGENCY MARKETS #1 LLC++(p)                                     0.43     05/14/2009          813,914
    474,857   REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009          474,758
     33,918   ROMULUS FUNDING CORPORATION                                     0.70     05/04/2009           33,916
    339,183   ROMULUS FUNDING CORPORATION(p)                                  0.77     05/04/2009          339,162
    203,510   ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009          203,455
    576,612   SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009          576,508
    983,632   SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009          983,359
  1,288,897   SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009        1,288,546
     67,837   STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009           67,835
    830,999   STARBIRD FUNDING CORPORATION++(p)                               0.50     05/14/2009          830,849
    508,775   STATE STREET CORPORATION                                        0.25     05/04/2009          508,764
  1,017,550   SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009        1,017,484
  1,424,570   SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009        1,424,310
    885,201   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009          885,033
    159,959   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009          159,931
    339,183   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009          339,099
    169,592   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009          169,581
  1,168,656   TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009        1,168,419
    224,946   TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009          224,930
    305,265   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss               0.55     07/01/2032          305,265
  1,390,652   UBS AG (STAMFORD)                                               0.52     05/29/2009        1,390,652
  1,288,897   UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009        1,288,907
    101,755   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss               0.75     12/15/2040          101,755
    440,938   VERSAILLES CP LLC++(p)                                          0.50     05/06/2009          440,908
    135,673   VERSAILLES CP LLC++(p)                                          0.60     05/04/2009          135,667
    889,231   VICTORIA FINANCE LLC+++/-####(a)(i)                             0.27     07/28/2008          391,262
    516,384   VICTORIA FINANCE LLC+++/-####(a)(i)                             0.30     08/07/2008          227,209
    632,355   VICTORIA FINANCE LLC+++/-####(a)(i)                             1.02     04/03/2008          278,236
  1,026,393   VICTORIA FINANCE LLC+++/-####(a)(i)                             1.03     02/15/2008          451,613
  1,011,031   WHITE PINE FINANCE LLC+++/-####(a)(i)                           0.98     02/22/2008          767,069
                                                                                                        66,680,120
                                                                                                    --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $85,097,623)                                              82.960,920
                                                                                                    --------------

     SHARES
SHORT-TERM INVESTMENTS: 6.05%
 16,752,908   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                              16,752,908
                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $16,752,908)                                                         16,752,908
                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $359,073,391)*                                131.45%                                         $  364,244,815
OTHER ASSETS AND LIABILITIES, NET                   (31.45)                                            (87,144,761)
                                                    ------                                          --------------
TOTAL NET ASSETS                                    100.00%                                         $  277,100,054
                                                    ======                                          ==============

             Wells Fargo Advantage Small and Mid Cap Stock Funds 27


Portfolio of Investments--April 30, 2009 (Unaudited)

DISCOVERY FUND

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##    Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $16,752,908.

* Cost for federal income tax purposes is $361,803,919 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 24,492,513
Gross unrealized depreciation                 (22,051,617)
                                             ------------
Net unrealized appreciation (depreciation)   $  2,440,896

The accompanying notes are an integral part of these financial statements.

             28 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

ENTERPRISE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 98.61%
APPAREL & ACCESSORY STORES: 4.50%
     48,700   AEROPOSTALE INCORPORATED+<<                                                           $    1,654,339
     76,300   KOHL'S CORPORATION+                                                                        3,460,205
     63,300   THE BUCKLE INCORPORATED<<                                                                  2,365,521
    133,000   URBAN OUTFITTERS INCORPORATED+<<                                                           2,592,170
                                                                                                        10,072,235
                                                                                                    --------------
AUTOMOTIVE DEALERS & GASOLINE SERVICE STATIONS: 1.21%
     28,300   ADVANCE AUTO PARTS INCORPORATED+<<                                                         1,238,125
     38,100   O'REILLY AUTOMOTIVE INCORPORATED+<<                                                        1,480,185
                                                                                                         2,718,310
                                                                                                    --------------
BIOPHARMACEUTICALS: 3.35%
     41,100   ALEXION PHARMACEUTICALS INCORPORATED+                                                      1,373,562
     36,400   CEPHALON INCORPORATED+<<                                                                   2,388,204
     85,100   TEVA PHARMACEUTICAL INDUSTRIES LIMITED ADR<<                                               3,735,039
                                                                                                         7,496,805
                                                                                                    --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.96%
    221,600   LENNAR CORPORATION CLASS A                                                                 2,158,384
                                                                                                    --------------
BUSINESS SERVICES: 5.48%
    208,900   ACTIVISION BLIZZARD INCORPORATED+                                                          2,249,853
    111,000   AKAMAI TECHNOLOGIES INCORPORATED<<                                                         2,444,220
     37,705   ANSYS INCORPORATED+                                                                        1,041,412
     60,600   MCAFEE INCORPORATED+<<                                                                     2,274,924
     90,900   SYBASE INCORPORATED+                                                                       3,086,964
     67,700   SYMANTEC CORPORATION+<<                                                                    1,167,825
                                                                                                        12,265,198
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 5.88%
     43,700   CF INDUSTRIES HOLDINGS INCORPORATED                                                        3,148,585
     37,800   CLOROX COMPANY                                                                             2,118,690
    185,500   LIFE TECHNOLOGIES CORPORATION+                                                             6,919,150
     74,900   MYLAN LABORATORIES INCORPORATED+<<                                                           992,425
                                                                                                        13,178,850
                                                                                                    --------------
COMMUNICATIONS: 11.36%
    189,364   AMERICAN TOWER CORPORATION CLASS A+                                                        6,014,201
    160,100   DIRECTV GROUP INCORPORATED+<<                                                              3,959,273
     72,464   EQUINIX INCORPORATED+<<                                                                    5,089,147
     74,600   METROPCS COMMUNICATIONS INCORPORATED+                                                      1,274,914
    282,700   SBA COMMUNICATIONS CORPORATION CLASS A+<<                                                  7,124,040
    128,200   SHAW COMMUNICATIONS INCORPORATED CLASS B<<                                                 1,976,844
                                                                                                        25,438,419
                                                                                                    --------------
DEPOSITORY INSTITUTIONS: 1.82%
    174,200   HUDSON CITY BANCORP INCORPORATED                                                           2,187,952
     34,600   NORTHERN TRUST CORPORATION<<                                                               1,880,856
                                                                                                         4,068,808
                                                                                                    --------------
EATING & DRINKING PLACES: 3.52%
     42,100   DARDEN RESTAURANTS INCORPORATED                                                            1,556,437
     48,200   RED ROBIN GOURMET BURGERS INCORPORATED+                                                    1,183,310

             Wells Fargo Advantage Small and Mid Cap Stock Funds 29


Portfolio of Investments--April 30, 2009 (Unaudited)

ENTERPRISE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
EATING & DRINKING PLACES (continued)
    154,000   YUM! BRANDS INCORPORATED                                                              $    5,135,900
                                                                                                         7,875,647
                                                                                                    --------------
ELECTRIC, GAS & SANITARY SERVICES: 0.53%
     23,750   CLEAN HARBORS INCORPORATED<<                                                               1,189,875
                                                                                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 7.95%
     53,300   AMPHENOL CORPORATION CLASS A                                                               1,803,672
     86,500   BROADCOM CORPORATION CLASS A+<<                                                            2,005,935
    180,181   MARVELL TECHNOLOGY GROUP LIMITED+                                                          1,978,387
    150,000   MICROCHIP TECHNOLOGY INCORPORATED<<                                                        3,450,000
    710,500   MICRON TECHNOLOGY INCORPORATED+<<                                                          3,467,240
    377,300   ON SEMICONDUCTOR CORPORATION+                                                              2,044,966
     58,500   SILICON LABORATORIES INCORPORATED+                                                         1,945,710
    209,700   TELLABS INCORPORATED+                                                                      1,098,828
                                                                                                        17,794,738
                                                                                                    --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 5.40%
    117,939   AECOM TECHNOLOGY CORPORATION+<<                                                            3,034,570
     78,000   FLUOR CORPORATION                                                                          2,953,860
     46,179   IHS INCORPORATED+<<                                                                        1,909,963
     50,100   JACOBS ENGINEERING GROUP INCORPORATED                                                      1,905,804
    126,500   SAIC INCORPORATED+                                                                         2,289,650
                                                                                                        12,093,847
                                                                                                    --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION EQUIPMENT: 1.37%
    139,100   CROWN HOLDINGS INCORPORATED                                                                3,067,155
                                                                                                    --------------
FOOD & KINDRED PRODUCTS: 1.29%
    124,690   FLOWERS FOODS INCORPORATED<<                                                               2,880,339
                                                                                                    --------------
GENERAL MERCHANDISE STORES: 1.39%
     65,200   BIG LOTS INCORPORATED+<<                                                                   1,802,128
     96,500   MACY'S INCORPORATED<<                                                                      1,320,120
                                                                                                         3,122,248
                                                                                                    --------------
HEALTH SERVICES: 1.56%
     54,400   LABORATORY CORPORATION OF AMERICA HOLDINGS+<<                                              3,489,760
                                                                                                    --------------
HEAVY CONSTRUCTION OTHER THAN BUILDING CONSTRUCTION CONTRACTS: 0.97%
    101,436   FOSTER WHEELER AG+                                                                         2,183,917
                                                                                                    --------------
HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES: 0.68%
     40,000   BEST BUY COMPANY INCORPORATED                                                              1,535,200
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 5.59%
    399,700   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+<<                                             2,310,266
     34,100   FLOWSERVE CORPORATION                                                                      2,315,390
     46,100   GAMESTOP CORPORATION CLASS A+<<                                                            1,390,376
     49,100   NATIONAL OILWELL VARCO INCORPORATED+                                                       1,486,748
    165,000   NUANCE COMMUNICATIONS INCORPORATED+                                                        2,202,750
     56,500   PALL CORPORATION                                                                           1,492,165
     29,000   PARKER HANNIFIN CORPORATION<<                                                              1,315,150
                                                                                                        12,512,845
                                                                                                    --------------

             30 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

ENTERPRISE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
INSURANCE CARRIERS: 2.99%
    108,600   ENDURANCE SPECIALTY HOLDINGS LIMITED<<                                                $    2,840,976
     51,700   EVEREST REINSURANCE GROUP LIMITED                                                          3,858,888
                                                                                                         6,699,864
                                                                                                    --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 1.82%
     65,478   MASIMO CORPORATION+<<                                                                      1,892,314
     62,200   THERMO FISHER SCIENTIFIC INCORPORATED+                                                     2,181,976
                                                                                                         4,074,290
                                                                                                    --------------
MEDICAL EQUIPMENT & SUPPLIES: 1.71%
     90,193   PSS WORLD MEDICAL INCORPORATED<<                                                           1,309,602
     75,100   ST. JUDE MEDICAL INCORPORATED+                                                             2,517,352
                                                                                                         3,826,954
                                                                                                    --------------
MEDICAL MANAGEMENT SERVICES: 1.24%
     43,600   EXPRESS SCRIPTS INCORPORATED+<<                                                            2,789,092
                                                                                                    --------------
MEDICAL PRODUCTS: 1.44%
     34,200   ALLERGAN INCORPORATED                                                                      1,595,772
     43,700   ILLUMINA INCORPORATED+<<                                                                   1,632,195
                                                                                                         3,227,967
                                                                                                    --------------
MISCELLANEOUS RETAIL: 1.08%
    127,500   DICK'S SPORTING GOODS INCORPORATED+<<                                                      2,422,500
                                                                                                    --------------
MOTION PICTURES: 1.37%
    161,458   DISCOVERY COMMUNICATIONS INCORPORATED+<<                                                   3,066,087
                                                                                                    --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.27%
     61,400   J.B. HUNT TRANSPORT SERVICES INCORPORATED<<                                                1,726,568
     40,000   OLD DOMINION FREIGHT LINE INCORPORATED+                                                    1,126,000
                                                                                                         2,852,568
                                                                                                    --------------
OIL & GAS EXTRACTION: 7.98%
    124,000   NEWFIELD EXPLORATION COMPANY+                                                              3,866,320
    191,800   NOBLE CORPORATION+                                                                         5,241,894
    162,700   PETROHAWK ENERGY CORPORATION+                                                              3,839,720
     88,100   PIONEER NATURAL RESOURCES COMPANY                                                          2,036,872
     72,000   RANGE RESOURCES CORPORATION                                                                2,877,840
                                                                                                        17,862,646
                                                                                                    --------------
PRIMARY METAL INDUSTRIES: 1.36%
    233,500   AK STEEL HOLDING CORPORATION                                                               3,037,835
                                                                                                    --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.30%
    144,500   JARDEN CORPORATION+                                                                        2,904,450
                                                                                                    --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 2.16%
    142,300   KNIGHT CAPITAL GROUP INCORPORATED CLASS A+                                                 2,204,227
     96,200   LAZARD LIMITED                                                                             2,626,260
                                                                                                         4,830,487
                                                                                                    --------------
TRANSPORTATION BY AIR: 0.69%
    315,500   JETBLUE AIRWAYS CORPORATION+                                                               1,555,415
                                                                                                    --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 31


Portfolio of Investments--April 30, 2009 (Unaudited)

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
TRANSPORTATION EQUIPMENT: 3.35%
     73,600   AUTOLIV INCORPORATED<<                                                                $    1,815,712
     45,839   GROUP 1 AUTOMOTIVE INCORPORATED                                                              976,371
     86,800   HORNBECK OFFSHORE+                                                                         2,016,364
     65,500   ITT CORPORATION                                                                            2,686,155
                                                                                                         7,494,602
                                                                                                    --------------
TRANSPORTATION SERVICES: 0.79%
     33,300   C.H. ROBINSON WORLDWIDE INCORPORATED                                                       1,770,228
                                                                                                    --------------
WHOLESALE TRADE NON-DURABLE GOODS: 2.64%
     93,474   AIRGAS INCORPORATED<<                                                                      4,030,599
     56,100   AMERISOURCEBERGEN CORPORATION<<                                                            1,887,206
                                                                                                         5,917,805
                                                                                                    --------------
WHOLESALE TRADE-DURABLE GOODS: 0.61%
     47,200   BORGWARNER INCORPORATED+<<                                                                 1,366,440
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $235,219,482)                                                                220,841,810
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 28.82%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 5.60%
  3,135,585   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           3,135,585
  3,135,585   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               3,135,585
  3,135,585   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 3,135,585
  3,135,585   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      3,135,585
                                                                                                        12,542,340
                                                                                                    --------------

                                                                            INTEREST    MATURITY
 PRINCIPAL                                                                    RATE        DATE
-----------                                                                 --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 23.22%
$   391,948   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                   0.55%    05/07/2009          391,948
    391,948   ALPINE SECURITIZATION CORPORATION++(p)                          0.37     05/05/2009          391,932
    130,649   AMSTEL FUNDING CORPORATION++(p)                                 2.10     05/18/2009          130,520
    130,649   AMSTERDAM FUNDING CORPORATION++(p)                              0.40     05/11/2009          130,635
    418,078   ANTALIS US FUNDING CORPORATION++(p)                             0.47     05/22/2009          417,963
  1,175,844   ASB FINANCE LIMITED (LONDON)++                                  0.24     05/07/2009        1,175,797
    313,559   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.32     05/21/2009          313,503
    783,896   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.35     05/14/2009          783,797
  1,959,741   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $1,959,751)                                  0.18     05/01/2009        1,959,741
  2,351,689   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES
                 (MATURITY VALUE $2,351,705)                                  0.25     05/01/2009        2,351,689
    914,546   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009          914,487
    202,507   BNP PARIBAS                                                     0.46     05/01/2009          202,507
    914,546   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009          914,595
    653,247   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009          653,097
    458,945   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          458,865
    600,987   CAISSE NATIONALE DES CAISSES D"EPARGNE ET DE PREVOYANCE         0.23     05/04/2009          600,987
    104,520   CALCASIEU PARISH LA+/-ss                                        0.75     12/01/2027          104,520
    104,520   CALIFORNIA DWR+/-ss                                             0.30     05/01/2020          104,520
    143,714   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss           0.20     11/01/2026          143,714
    143,714   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/-ss     1.00     06/01/2028          143,714
  1,045,195   CALYON (NEW YORK)                                               0.44     05/11/2009        1,045,195
     98,353   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009           98,337
    914,546   CHARIOT FUNDING LLC++(p)                                        0.35     05/06/2009          914,501
    643,644   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     02/25/2008           10,620

             32 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

ENTERPRISE FUND

                                                                            INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                   RATE        DATE          Value
-----------   -------------                                                 --------   ----------   ------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 495,540     CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00%    05/19/2008   $      8,176
  217,192     CIESCO LLC++                                                    0.35     05/07/2009        217,179
  600,987     CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009        600,937
   69,179     COLORADO HOUSING & FINANCE AUTHORITY+/-ss                       1.55     10/01/2038         69,179
  209,039     COOK COUNTY IL+/-ss                                             1.00     11/01/2030        209,039
  470,338     DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                    2.65     12/15/2037        470,338
  313,559     Deutsche Bank Repurchase Agreement - 102%
              COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $313,562)                                              0.30     05/01/2009        313,559
  914,546     DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009        914,546
  470,338     EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009        470,318
  195,974     EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009        195,963
  810,026     EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009        809,983
  182,909     ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009        182,899
  156,779     ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009        156,768
  313,559     FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009        313,550
  710,733     Fairway Finance Corporation                                     0.35     05/04/2009        710,712
  653,482     FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009        653,406
  906,707     GDF SUEZ++                                                      0.30     05/27/2009        906,510
   78,390     GDF SUEZ++                                                      0.31     05/22/2009         78,375
  862,286     GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009        862,074
  369,163     GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES (MATURITY
                 VALUE $369,165)                                              0.17     05/01/2009        369,163
 2,335,990    GRYPHON FUNDING LIMITED(a)(i)                                   0.00     08/23/2009        786,528
    43,114    HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss           3.20     11/01/2042         43,114
   391,948    HOUSTON TX UTILITY SYSTEM+/-ss                                  0.75     05/15/2034        391,948
   627,117    HSBC USA INCORPORATED                                           0.28     05/15/2009        627,049
   130,649    ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss         0.55     07/01/2029        130,649
    52,260    INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss              1.40     01/01/2018         52,260
   548,727    INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009        548,716
   783,896    INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009        784,088
   365,818    IRISH LIFE & PERMANENT PLC++                                    0.70     05/05/2009        365,790
 1,019,065    JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009      1,018,895
 1,123,585    JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY US TREASURY SECURITIES (MATURITY
                 VALUE $1,123,592)                                            0.24     05/01/2009      1,123,585
    78,390    KANSAS CITY MO+/-SS                                             1.40     04/15/2025         78,390
   653,247    KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009        652,835
   125,868    KITTY HAWK FUNDING CORPORATION++(p)                             0.35     05/05/2009        125,863
   391,948    LMA AMERICAS LLC++(p)                                           0.40     05/28/2009        391,831
   868,818    MASSACHUSETTS HEFA+/-ss                                         0.45     10/01/2034        868,818
   914,546    MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009        914,301
   261,299    Matchpoint Master Trust++(p)                                    0.40     05/18/2009        261,249
   112,358    Mississippi State GO+/-ss                                       4.50     11/01/2028        112,358
   104,520    MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                       0.45     02/01/2036        104,520
 1,123,585    NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009      1,123,493
   444,208    NATIXIS                                                         0.27     05/05/2009        444,208
    52,260    NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                        3.75     01/01/2018         52,260
 1,045,195    NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009      1,044,972
   557,612    NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009        557,557
   169,844    NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                        0.62     01/01/2034        169,844
   214,265    PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009        214,257
 1,149,715    PRUDENTIAL PLC++                                                0.65     05/15/2009      1,149,424
 1,045,195    RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009      1,045,093
   170,785    REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009        170,785
   627,117    REGENCY MARKETS #1 LLC++(p)                                     0.43     05/14/2009        627,020
   365,818    REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009        365,742
    26,130    ROMULUS FUNDING CORPORATION                                     0.70     05/04/2009         26,128

             Wells Fargo Advantage Small and Mid Cap Stock Funds 33


Portfolio of Investments--April 30, 2009 (Unaudited)

ENTERPRISE FUND

                                                                            INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                   RATE        DATE          Value
-----------   -------------                                                 --------   ----------   ------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$  261,299    ROMULUS FUNDING CORPORATION(p)                                  0.77%    05/04/2009   $    261,282
   156,779    ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009        156,737
   444,208    SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009        444,128
   757,766    SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009        757,556
   992,935    SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009        992,665
    52,260    STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009         52,258
   640,182    STARBIRD FUNDING CORPORATION++(p)                               0.50     05/14/2009        640,066
   391,948    STATE STREET CORPORATION                                        0.25     05/04/2009        391,940
   783,896    SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009        783,845
 1,097,455    SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009      1,097,258
   681,938    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009        681,809
   123,229    THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009        123,207
   261,299    TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009        261,234
   130,649    TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009        130,642
   900,305    TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009        900,122
   173,293    TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009        173,280
   235,169    TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss               0.55     07/01/2032        235,169
 1,071,325    UBS AG (STAMFORD)                                               0.52     05/29/2009      1,071,325
   992,935    UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009        992,946
    78,390    VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss               0.75     12/15/2040         78,390
   339,688    VERSAILLES CP LLC++(p)                                          0.50     05/06/2009        339,665
   104,520    VERSAILLES CP LLC++(p)                                          0.60     05/04/2009        104,514
   874,302    VICTORIA FINANCE LLC+++/-####(a)(i)                             0.27     07/28/2008        384,693
   507,715    VICTORIA FINANCE LLC+++/-####(a)(i)                             0.30     08/07/2008        223,395
   621,739    VICTORIA FINANCE LLC+++/-####(a)(i)                             1.02     04/03/2008        273,565
 1,009,161    VICTORIA FINANCE LLC+++/-####(a)(i)                             1.03     02/15/2008        444,031
   994,057    WHITE PINE FINANCE LLC+++/-####(a)(i)                           0.98     02/22/2008        754,191
                                                                                                      51,993,341
                                                                                                    ------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $66,234,005)                                            64,535,681
                                                                                                    ------------

   SHARES
-----------
SHORT-TERM INVESTMENTS: 0.96%
 2,154,712    WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                             2,154,712
                                                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,154,712)                                                         2,154,712
                                                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
(COST $303,608,199)*                                128.39%                                         $287,532,203
OTHER ASSETS AND LIABILITIES, NET                   (28.39)                                          (63,585,851)
                                                    ------                                          ------------
TOTAL NET ASSETS                                    100.00%                                         $223,946,352
                                                    ======                                          ============

             34 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

ENTERPRISE FUND

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $2,154,712.

* Cost for federal income tax purposes is $304,664,098 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                 $ 13,887,970
Gross unrealized depreciation                  (31,019,865)
                                              ------------
Net unrealized appreciation (depreciation)    $(17,131,895)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 35


Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES     SECURITY NAME                                                                              VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 94.18%
BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY & MOBILE HOME DEALERS: 1.67%
    245,000   FASTENAL COMPANY<<                                                                    $    9,398,200
                                                                                                    --------------
BUSINESS SERVICES: 13.03%
    485,000   AUTOMATIC DATA PROCESSING INCORPORATED<<                                                  17,072,000
    806,900   CA INCORPORATED<<                                                                         13,919,025
    707,900   ELECTRONIC ARTS INCORPORATED+                                                             14,405,765
    312,900   LAWSON SOFTWARE INCORPORATED+                                                              1,686,531
    831,200   MONSTER WORLDWIDE INCORPORATED<<+                                                         11,470,560
    435,000   TOTAL SYSTEM SERVICES INCORPORATED+                                                        5,424,450
    650,000   YAHOO! INCORPORATED+                                                                       9,288,500
                                                                                                        73,266,831
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 2.30%
    392,500   HOSPIRA INCORPORATED+                                                                     12,901,475
                                                                                                    --------------
COMMUNICATIONS: 0.53%
     92,129   TIME WARNER CABLE INCORPORATED+                                                            2,969,319
                                                                                                    --------------
DEPOSITORY INSTITUTIONS: 6.90%
    114,300   ASSOCIATED BANC-CORP                                                                       1,768,221
     91,000   BROOKLINE BANCORP INCORPORATED+                                                              902,720
    125,500   COMMERCE BANCSHARES INCORPORATED                                                           4,154,050
     48,500   COMMUNITY BANK SYSTEM INCORPORATED                                                           797,825
     30,100   CULLEN FROST BANKERS INCORPORATED                                                          1,417,409
    130,000   GLACIER BANCORP INCORPORATED<<                                                             1,991,600
    220,000   HUDSON CITY BANCORP INCORPORATED                                                           2,825,900
    279,400   NEW YORK COMMUNITY BANCORP INCORPORATED<<                                                  3,160,014
    155,000   NEWALLIANCE BANCSHARES INCORPORATED                                                        2,001,050
     81,700   UMB FINANCIAL CORPORATION                                                                  3,739,409
    820,000   US BANCORP                                                                                14,940,400
     20,000   WESTAMERICA BANCORPORATION                                                                 1,072,600
      1,800   WILMINGTON TRUST CORPORATION                                                                  26,118
                                                                                                        38,797,316
                                                                                                    --------------
ELECTRIC, GAS & SANITARY SERVICES: 15.81%
     40,000   AGL RESOURCES INCORPORATED<<                                                               1,246,800
    400,000   AQUA AMERICA INCORPORATED<<                                                                7,340,000
     58,700   CONSOLIDATED EDISON INCORPORATED<<                                                         2,179,531
    250,000   EDISON INTERNATIONAL                                                                       7,127,500
     63,600   ENTERGY CORPORATION<<                                                                      4,119,372
     83,000   FIRSTENERGY CORPORATION                                                                    3,394,700
    201,000   FPL GROUP INCORPORATED<<                                                                  10,811,790
    815,000   NISOURCE INCORPORATED                                                                      8,956,850
    110,800   PG&E CORPORATION                                                                           4,112,896
    218,000   PROGRESS ENERGY INCORPORATED                                                               7,438,160
    116,400   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED                                               3,473,376
     52,463   REPUBLIC SERVICES INCORPORATED                                                             1,101,723
     56,000   SCANA CORPORATION                                                                          1,692,320
    874,100   WASTE MANAGEMENT INCORPORATED                                                             23,312,247
    140,000   XCEL ENERGY INCORPORATED                                                                   2,581,600
                                                                                                        88,888,865
                                                                                                    --------------

             36 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES     SECURITY NAME                                                                              VALUE
-----------   -------------                                                                         --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT: 5.16%
    447,000   ATMI INCORPORATED+                                                                    $    7,058,130
    925,000   MOLEX INCORPORATED CLASS A                                                                14,143,250
    427,700   NETAPP INCORPORATED<<+                                                                     7,826,910
                                                                                                        29,028,290
                                                                                                    --------------
FINANCIAL SERVICES: 1.22%
    686,300   JANUS CAPITAL GROUP INCORPORATED<<                                                         6,883,589
                                                                                                    --------------
FOOD & KINDRED PRODUCTS: 4.41%
    408,200   COCA-COLA ENTERPRISES INCORPORATED                                                         6,963,892
    708,500   CONAGRA FOODS INCORPORATED                                                                12,540,450
    635,600   SARA LEE CORPORATION                                                                       5,288,192
                                                                                                        24,792,534
                                                                                                    --------------
FOOD STORES: 0.30%
     82,600   WHOLE FOODS MARKET INCORPORATED<<                                                          1,712,298
                                                                                                    --------------
GENERAL MERCHANDISE STORES: 1.18%
    160,400   TARGET CORPORATION                                                                         6,618,104
                                                                                                    --------------
HOLDING & OTHER INVESTMENT OFFICES: 1.34%
    364,700   EXTERRAN HOLDINGS INCORPORATED<<+                                                          7,531,055
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 8.95%
    301,400   3M COMPANY<<                                                                              17,360,640
    946,000   APPLIED MATERIALS INCORPORATED<<                                                          11,550,660
    797,100   INTERMEC INCORPORATED+                                                                     9,628,968
    108,100   KENNAMETAL INCORPORATED                                                                    2,210,645
    120,000   NATIONAL OILWELL VARCO INCORPORATED+                                                       3,633,600
    225,000   PALL CORPORATION                                                                           5,942,250
                                                                                                        50,326,763
                                                                                                    --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.47%
    125,000   MARSH & MCLENNAN COMPANIES INCORPORATED                                                    2,636,250
                                                                                                    --------------
INSURANCE CARRIERS: 2.07%
      6,000   ALLEGHANY CORPORATION<<+                                                                   1,521,960
    153,000   BROWN & BROWN INCORPORATED                                                                 2,977,380
     88,000   THE HANOVER INSURANCE GROUP INCORPORATED                                                   2,638,240
    293,800   THE PROGRESSIVE CORPORATION                                                                4,489,264
                                                                                                        11,626,844
                                                                                                    --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 9.70%
        600   METTLER-TOLEDO INTERNATIONAL INCORPORATED<<+                                                  36,978
    111,200   MILLIPORE CORPORATION<<                                                                    6,571,920
    422,600   PERKINELMER INCORPORATED                                                                   6,157,282
    162,700   QUEST DIAGNOSTICS INCORPORATED                                                             8,351,391
    513,800   ROCKWELL AUTOMATION INCORPORATED                                                          16,230,942
     87,000   THERMO FISHER SCIENTIFIC INCORPORATED+                                                     3,051,960
    319,800   WATERS CORPORATION+                                                                       14,125,566
                                                                                                        54,526,039
                                                                                                    --------------
MEDICAL EQUIPMENT & SUPPLIES: 0.50%
     86,000   VARIAN MEDICAL SYSTEMS INCORPORATED+                                                       2,819,235
                                                                                                    --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 37


Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES     SECURITY NAME                                                                              VALUE
-----------   -------------                                                                         --------------
MISCELLANEOUS RETAIL: 5.72%
    108,200   COSTCO WHOLESALE CORPORATION<<                                                        $    5,258,520
    208,000   STAPLES INCORPORATED<<                                                                     4,288,960
    719,400   WALGREEN COMPANY                                                                          22,610,742
                                                                                                        32,158,222
                                                                                                    --------------
MOTION PICTURES: 1.43%
    367,033   TIME WARNER INCORPORATED                                                                   8,012,330
                                                                                                    --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 2.79%
    178,800   FEDEX CORPORATION                                                                         10,005,648
    108,000   UNITED PARCEL SERVICE INCORPORATED CLASS B                                                 5,652,720
                                                                                                        15,658,368
                                                                                                    --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.31%
    472,200   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                     7,375,764
                                                                                                    --------------
OIL & GAS EXTRACTION: 4.90%
    212,000   DEVON ENERGY CORPORATION<<                                                                10,992,200
    292,000   NOBLE ENERGY INCORPORATED                                                                 16,571,000
                                                                                                        27,563,200
                                                                                                    --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.73%
    213,800   SEALED AIR CORPORATION                                                                     4,075,028
                                                                                                    --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 0.30%
     90,000    CHARLES SCHWAB CORPORATION                                                                1,663,200
                                                                                                    --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.42%
    100,400   SYSCO CORPORATION                                                                          2,342,332
                                                                                                    --------------
WHOLESALE TRADE-DURABLE GOODS: 1.04%
     72,900   BARNES GROUP INCORPORATED<<                                                                1,032,264
     98,000   KIMBERLY-CLARK CORPORATION<<                                                               4,815,720
                                                                                                    --------------
                                                                                                         5,847,984
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $676,220,312)                                                                529,419,435
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 15.86%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 3.13%
  4,399,488   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           4,399,488
  4,399,488   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               4,399,488
  4,399,488   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 4,399,488
  4,399,488   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      4,399,488
                                                                                                        17,597,952
                                                                                                    --------------

                                                                            INTEREST    MATURITY
 PRINCIPAL                                                                    RATE        DATE
-----------                                                                 --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 12.73%
$   549,936   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                   0.55%    05/07/2009          549,936
    549,936   ALPINE SECURITIZATION CORPORATION++(p)                          0.37     05/05/2009          549,913
    183,312   AMSTEL FUNDING CORPORATION++(p)                                 2.10     05/18/2009          183,130
    183,312   AMSTERDAM FUNDING CORPORATION++(p)                              0.40     05/11/2009          183,292
    586,598   ANTALIS US FUNDING CORPORATION++(p)                             0.47     05/22/2009          586,438
  1,649,808   ASB FINANCE LIMITED (LONDON)++                                  0.24     05/07/2009        1,649,742
    439,949   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.32     05/21/2009          439,871

             38 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP DISCIPLINED FUND

                                                                            INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                   RATE        DATE          VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 1,099,872   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.35%    05/14/2009   $    1,099,733
  2,749,680   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $2,749,694)                                  0.18     05/01/2009        2,749,680
  3,299,616   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
                 COLLATERALIZED BY AGENCY SECURITIES
                 (MATURITY VALUE $3,299,639)                                  0.25     05/01/2009        3,299,616
  1,283,184   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009        1,283,102
    284,134   BNP PARIBAS                                                     0.46     05/01/2009          284,134
  1,283,184   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009        1,283,254
    916,560   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009          916,350
    643,938   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          643,826
    843,235   CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE PREVOYANCE         0.23     05/04/2009          843,235
    146,650   CALCASIEU PARISH LA+/- ss                                       0.75     12/01/2027          146,650
    146,650   CALIFORNIA DWR+/- ss                                            0.30     05/01/2020          146,650
    201,643   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/- ss          0.20     11/01/2026          201,643
    201,643   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT AUTHORITY+/- ss    1.00     06/01/2028          201,643
  1,466,496   CALYON (NEW YORK)                                               0.44     05/11/2009        1,466,496
    137,997   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009          137,975
  1,283,184   CHARIOT FUNDING LLC++(p)                                        0.35     05/06/2009        1,283,122
    587,789   CHEYNE FINANCE LLC+++/- ####(a)(i)                              0.00     02/25/2008            9,699
    452,537   CHEYNE FINANCE LLC+++/- ####(a)(i)                              0.00     05/19/2008            7,467
    304,738   CIESCO LLC++                                                    0.35     05/07/2009          304,720
    843,235   CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009          843,165
     97,064   COLORADO HOUSING & FINANCE AUTHORITY+/- ss                      1.55     10/01/2038           97,064
    293,299   COOK COUNTY IL+/- ss                                            1.00     11/01/2030          293,299
    659,923   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/- ss                   2.65     12/15/2037          659,923
    439,949   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MONEY MARKET SECURITIES
                 (MATURITY VALUE $439,953)                                    0.30     05/01/2009          439,949
  1,283,184   DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009        1,283,184
    659,923   EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009          659,896
    274,968   EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009          274,953
  1,136,534   EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009        1,136,474
    256,637   ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009          256,623
    219,974   ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009          219,959
    439,949   FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009          439,937
    997,217   FAIRWAY FINANCE CORPORATION                                     0.35     05/04/2009          997,188
    916,890   FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009          916,783
  1,272,185   GDF SUEZ++                                                      0.30     05/27/2009        1,271,910
    109,987   GDF SUEZ++                                                      0.31     05/22/2009          109,967
  1,209,859   GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009        1,209,562
    517,966   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $517,968)                                    0.17     05/01/2009          517,966
  2,133,274   GRYPHON FUNDING LIMITED(a)(i)                                   0.00     08/23/2009          718,273
     60,493   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/- ss          3.20     11/01/2042           60,493
    549,936   HOUSTON TX UTILITY SYSTEM+/- ss                                 0.75     05/15/2034          549,936
    879,898   HSBC USA INCORPORATED                                           0.28     05/15/2009          879,802
    183,312   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/- ss        0.55     07/01/2029          183,312
     73,325   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/- ss             1.40     01/01/2018           73,325
    769,910   INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009          769,894
  1,099,872   INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009        1,100,141
    513,274   IRISH LIFE & PERMANENT PLC++                                    0.70     05/05/2009          513,234
  1,429,834   JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009        1,429,595
  1,576,483   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY US TREASURY SECURITIES
                 (MATURITY VALUE $1,576,494)                                  0.24     05/01/2009        1,576,483
    109,987   KANSAS CITY MO+/- ss                                            1.40     04/15/2025          109,987
    916,560   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009          915,983

             Wells Fargo Advantage Small and Mid Cap Stock Funds 39


Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP DISCIPLINED FUND

                                                                            INTEREST    MATURITY
 PRINCIPAL    SECURITY NAME                                                   RATE        DATE          VALUE
-----------   -------------                                                 --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
  $ 176,603   KITTY HAWK FUNDING CORPORATION++(p)                             0.35%    05/05/2009   $      176,596
    549,936   LMA AMERICAS LLC++(p)                                           0.40     05/28/2009          549,771
  1,219,025   MASSACHUSETTS HEFA+/- ss                                        0.45     10/01/2034        1,219,025
  1,283,184   MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009        1,282,841
    366,624   MATCHPOINT MASTER TRUST++(p)                                    0.40     05/18/2009          366,555
    157,648   MISSISSIPPI STATE GO+/- ss                                      4.50     11/01/2028          157,648
    146,650   MONTGOMERY COUNTY TN PUBLIC BUILDING+/- ss                      0.45     02/01/2036          146,650
  1,576,483   NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009        1,576,354
    623,261   NATIXIS                                                         0.27     05/05/2009          623,261
     73,325   NEW JERSEY STATE TURNPIKE AUTHORITY+/- ss                       3.75     01/01/2018           73,325
  1,466,496   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009        1,466,182
    782,376   NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009          782,299
    238,306   NORTH DAKOTA HOUSING FINANCE AGENCY+/- ss                       0.62     01/01/2034          238,306
    300,632   PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009          300,621
  1,613,146   PRUDENTIAL PLC++                                                0.65     05/15/2009        1,612,738
  1,466,496   RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009        1,466,353
    239,625   REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009          239,625
    879,898   REGENCY MARKETS #1 LLC++(p)                                     0.43     05/14/2009          879,761
    513,274   REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009          513,167
     36,662   ROMULUS FUNDING CORPORATION                                     0.70     05/04/2009           36,660
    366,624   ROMULUS FUNDING CORPORATION(p)                                  0.77     05/04/2009          366,600
    219,974   ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009          219,915
    623,261   SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009          623,149
  1,063,210   SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009        1,062,915
  1,393,171   SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009        1,392,792
     73,325   STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009           73,323
    898,229   STARBIRD FUNDING CORPORATION++                                  0.50     05/14/2009          898,067
    549,936   STATE STREET CORPORATION                                        0.25     05/04/2009          549,925
  1,099,872   SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009        1,099,800
  1,539,821   SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009        1,539,544
    956,815   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009          956,635
    172,900   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009          172,870
    366,624   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009          366,533
    183,312   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009          183,301
  1,263,203   TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009        1,262,946
    243,145   TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009          243,127
    329,962   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/- ss              0.55     07/01/2032          329,962
  1,503,158   UBS AG (STAMFORD)                                               0.52     05/29/2009        1,503,150
  1,393,171   UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009        1,393,182
    109,987   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/- ss              0.75     12/15/2040          109,987
    476,611   VERSAILLES CP LLC++(p)                                          0.50     05/06/2009          476,578
    146,650   VERSAILLES CP LLC++(p)                                          0.60     05/04/2009          146,642
    798,431   VICTORIA FINANCE LLC+++/- ####(a)(i)                            0.27     07/28/2008          351,310
    463,656   VICTORIA FINANCE LLC+++/- ####(a)(i)                            0.30     08/07/2008          204,009
    567,785   VICTORIA FINANCE LLC+++/- ####(a)(i)                            1.02     04/03/2008          249,825
    921,587   VICTORIA FINANCE LLC+++/- ####(a)(i)                            1.03     02/15/2008          405,498
    907,794   WHITE PINE FINANCE LLC+++/- ####(a)(i)                          0.98     02/22/2008          688,743
                                                                                                        71,537,643
                                                                                                    --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $91,648,358)                                              89,135,595
                                                                                                    --------------

             40 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

MID CAP DISCIPLINED FUND

   SHARES     SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
SHORT-TERM INVESTMENTS: 7.73%
 43,485,070   Wells Fargo Advantage Money Market Trust~+++                                          $   43,485,070
                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $43,485,070)                                                         43,485,070
                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $811,353,740)                                                          117.77%                $  662,040,100
OTHER ASSETS AND LIABILITIES, NET                                            (17.77)                   (99,889,261)
                                                                             -------                --------------
TOTAL NET ASSETS                                                             100.00%                $  562,150,839
                                                                             ======                 ==============

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $43,485,070.

* Cost for federal income tax purposes is $814,788,781 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  16,776,172
Gross unrealized depreciation                 (169,524,853)
                                             -------------
Net unrealized appreciation (depreciation)   $(152,748,681)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 41


Portfolio of Investments--April 30, 2009 (Unaudited)

OPPORTUNITY FUND

   SHARES     SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 86.56%
AMUSEMENT & RECREATION SERVICES: 1.36%
  1,094,000   INTERNATIONAL GAME TECHNOLOGY                                                         $   13,510,900
                                                                                                    --------------
APPAREL & ACCESSORY STORES: 2.50%
    570,000   NORDSTROM INCORPORATED<<                                                                  12,899,100
    610,000   URBAN OUTFITTERS INCORPORATED+                                                            11,888,900
                                                                                                        24,788,000
                                                                                                    --------------
BUSINESS SERVICES: 8.26%
    564,000   AKAMAI TECHNOLOGIES INCORPORATED<<                                                        12,419,280
    633,000   ELECTRONIC ARTS INCORPORATED+                                                             12,881,550
    319,000   FISERV INCORPORATED+                                                                      11,905,080
    776,000   IMS HEALTH INCORPORATED                                                                    9,746,560
  1,015,600   NCR CORPORATION+                                                                          10,308,340
    408,100   OMNICOM GROUP INCORPORATED<<                                                              12,842,907
    673,000   RED HAT INCORPORATED+                                                                     11,622,710
                                                                                                        81,726,427
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 4.37%
    252,000   AMGEN INCORPORATED+                                                                       12,214,440
    229,000   CLOROX COMPANY                                                                            12,835,450
    244,000   PRAXAIR INCORPORATED                                                                      18,204,840
                                                                                                        43,254,730
                                                                                                    --------------
COAL MINING: 0.45%
    169,000   PEABODY ENERGY CORPORATION                                                                 4,459,910
                                                                                                    --------------
COMMUNICATIONS: 6.13%
    818,000   CABLEVISION SYSTEMS CORPORATION NEW YORK GROUP CLASS A<<                                  14,036,880
  1,100,000   COMCAST CORPORATION CLASS A                                                               16,148,000
    475,000   LIBERTY MEDIA CORPORATION ENTERTAINMENT CLASS A<<+                                        11,566,250
  1,273,000   LIBERTY MEDIA CORPORATION INTERACTIVE SERIES A+                                            6,746,900
    444,000   SCRIPPS NETWORKS INTERACTIVE INCORPORATED<<                                               12,183,360
                                                                                                        60,681,390
                                                                                                    --------------
DEPOSITORY INSTITUTIONS: 2.51%
    520,840   BANK OF NEW YORK MELLON CORPORATION                                                       13,271,003
    369,000   BB&T CORPORATION<<                                                                         8,612,460
    521,000   MARSHALL & ILSLEY CORPORATION<<                                                            3,011,380
                                                                                                        24,894,843
                                                                                                    --------------
EATING & DRINKING PLACES: 1.31%
    351,900   DARDEN RESTAURANTS INCORPORATED<<                                                         13,009,743
                                                                                                    --------------
EDUCATIONAL SERVICES: 1.27%
    200,500   APOLLO GROUP INCORPORATED CLASS A<<+                                                      12,621,475
                                                                                                    --------------
ELECTRIC, GAS & SANITARY SERVICES: 1.48%
    699,900   REPUBLIC SERVICES INCORPORATED                                                            14,697,900
                                                                                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 9.45%
    320,000   AMPHENOL CORPORATION CLASS A                                                              10,828,800
  8,213,000   ARM HOLDINGS PLC                                                                          14,579,941
    990,000   MICROSEMI CORPORATION                                                                     13,285,800
    638,000   NETAPP INCORPORATED<<+                                                                    11,675,400
  2,137,000   ON SEMICONDUCTOR CORPORATION+                                                             11,582,540

             42 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

OPPORTUNITY FUND

   SHARES     SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT (continued)
    760,000   POLYCOM INCORPORATED<<+                                                                 $ 14,166,400
    341,000   ROCKWELL COLLINS INCORPORATED                                                             13,077,350
     97,000   WHIRLPOOL CORPORATION<<                                                                    4,380,520
                                                                                                        93,576,751
                                                                                                    --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 1.47%
    495,000   ACCENTURE LIMITED CLASS A<<                                                               14,567,850
                                                                                                    --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 2.31%
    405,000   CROWN HOLDINGS INCORPORATED                                                                8,930,250
    425,000   ILLINOIS TOOL WORKS INCORPORATED                                                          13,940,000
                                                                                                        22,870,250
                                                                                                    --------------
FOOD & KINDRED PRODUCTS: 2.88%
    246,000   GENERAL MILLS INCORPORATED                                                                12,469,740
    512,000   PEPSI BOTTLING GROUP INCORPORATED                                                         16,010,240
                                                                                                        28,479,980
                                                                                                    --------------
FOOD STORES: 1.28%
    586,000   KROGER COMPANY<<                                                                          12,669,320
                                                                                                    --------------
FURNITURE & FIXTURES: 0.38%
    425,000   MASCO CORPORATION                                                                          3,765,500
                                                                                                    --------------
GENERAL MERCHANDISE STORES: 1.28%
   307,000    TARGET CORPORATION                                                                        12,666,820
                                                                                                    --------------
HEALTH SERVICES: 2.19%
  4,633,000   HEALTH MANAGEMENT ASSOCIATION INCORPORATED CLASS A+                                       21,636,110
                                                                                                    --------------
HOLDING & OTHER INVESTMENT OFFICES: 0.43%
   330,000    OAKTREE CAPITAL MANAGEMENT(a)                                                              4,290,000
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.65%
    400,000   DOVER CORPORATION                                                                         12,312,000
    332,000   NATIONAL OILWELL VARCO INCORPORATED+                                                      10,052,960
    523,000   PALL CORPORATION                                                                          13,812,430
                                                                                                        36,177,390
                                                                                                    --------------
INSURANCE CARRIERS: 5.47%
    345,000   ACE LIMITED<<                                                                             15,980,400
    375,000   HCC INSURANCE HOLDINGS INCORPORATED                                                        8,970,000
    193,000   PARTNERRE LIMITED                                                                         13,160,670
    329,000   RENAISSANCERE HOLDINGS LIMITED                                                            16,009,140
                                                                                                        54,120,210
                                                                                                    --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 6.31%
    200,000   COVIDIEN LIMITED                                                                           6,596,000
    410,000   MEDTRONIC INCORPORATED                                                                    13,120,000
    412,000   RESMED INCORPORATED+                                                                      15,841,400
    420,000   ROCKWELL AUTOMATION INCORPORATED<<                                                        13,267,800
    308,000   WATERS CORPORATION+                                                                       13,604,360
                                                                                                        62,429,560
                                                                                                    --------------
MEDICAL PRODUCTS: 1.23%
    275,800   ZIMMER HOLDINGS INCORPORATED+                                                             12,132,442
                                                                                                    --------------

             Wells Fargo Advantage Small and Mid Cap Stock Funds 43


Portfolio of Investments--April 30, 2009 (Unaudited)

OPPORTUNITY FUND

   SHARES     SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
METAL MINING: 0.98%
    332,000   BARRICK GOLD CORPORATION                                                              $    9,661,200
                                                                                                    --------------
MISCELLANEOUS RETAIL: 2.85%
    420,000   CVS CAREMARK CORPORATION                                                                  13,347,600
    721,000   STAPLES INCORPORATED<<                                                                    14,867,020
                                                                                                        28,214,620
                                                                                                    --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 1.09%
    382,000   J.B. HUNT TRANSPORT SERVICES INCORPORATED<<                                               10,741,840
                                                                                                    --------------
OIL & GAS EXTRACTION: 6.64%
    212,000   APACHE CORPORATION<<                                                                      15,446,320
    286,000   TRANSOCEAN LIMITED+                                                                       19,299,280
  1,071,000   WEATHERFORD INTERNATIONAL LIMITED<<+                                                      17,810,730
    379,000   XTO ENERGY INCORPORATED                                                                   13,136,140
                                                                                                        65,692,470
                                                                                                    --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 1.50%
    778,000   SEALED AIR CORPORATION                                                                    14,828,680
                                                                                                    --------------
SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES & SERVICES: 1.33%
    892,760   INVESCO LIMITED                                                                           13,141,427
                                                                                                    --------------
TRANSPORTATION BY AIR: 0.67%
    989,000   TAM SA ADR<<+                                                                              6,596,630
                                                                                                    --------------
TRANSPORTATION EQUIPMENT: 1.44%
    751,000   JOHNSON CONTROLS INCORPORATED<<                                                           14,276,510
                                                                                                    --------------
TRAVEL & RECREATION: 1.24%
    457,000   CARNIVAL CORPORATION<<                                                                    12,284,160
                                                                                                    --------------
UTILITIES: 0.85%
    156,500   VANGUARD UTILITIES ETF                                                                     8,452,565
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $930,831,690)                                                                856,917,603
                                                                                                    --------------
INVESTMENT COMPANIES: 2.41%
STOCK FUNDS: 2.41%
    480,000   UTILITIES SELECT SECTOR SPDR FUND                                                         12,408,000
    360,000   VANGUARD REIT ETF<<                                                                       11,422,800
                                                                                                        23,830,800
                                                                                                    --------------
TOTAL INVESTMENT COMPANIES (COST $26,231,466)                                                           23,830,800
                                                                                                    --------------
RIGHTS: 0.00%
    566,000   SEAGATE TECHNOLOGY RIGHTS+(a)                                                                      0
TOTAL RIGHTS (COST $0)                                                                                           0
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 12.34%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.35%
  5,819,750   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           5,819,750
  5,819,750   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               5,819,750
  5,819,750   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 5,819,750
  5,819,750   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      5,819,750
                                                                                                        23,279,000
                                                                                                    --------------

             44 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

OPPORTUNITY FUND

                                                                             INTEREST    MATURITY
PRINCIPAL      SECURITY NAME                                                   RATE        DATE           VALUE
------------   -----------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS: 9.99%
$    727,469   ALLIED IRISH BANKS NORTH AMERICA INCORPORATED                   0.55%    05/07/2009   $      727,469
     727,469   ALPINE SECURITIZATION CORPORATION++(p)                          0.37     05/05/2009          727,439
     242,490   AMSTEL FUNDING CORPORATION++(p)                                 2.10     05/18/2009          242,249
     242,490   AMSTERDAM FUNDING CORPORATION++(p)                              0.40     05/11/2009          242,463
     775,967   ANTALIS US FUNDING CORPORATION++(p)                             0.47     05/22/2009          775,754
   2,182,406   ASB FINANCE LIMITED (LONDON)++                                  0.24     05/07/2009        2,182,319
     581,975   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.32     05/21/2009          581,872
   1,454,937   ATLANTIC ASSET SECURITIZATION CORPORATION++(p)                  0.35     05/14/2009        1,454,754
   3,637,344   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                  (MATURITY VALUE $3,637,362)                                  0.18     05/01/2009        3,637,344
   4,364,812   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY AGENCY SECURITIES
                  (MATURITY VALUE $ 4,364,842)                                 0.25     05/01/2009        4,364,812
   1,697,427   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009        1,697,318
     375,859   BNP PARIBAS                                                     0.46     05/01/2009          375,859
   1,697,427   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009        1,697,519
   1,212,448   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009        1,212,170
     851,817   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          851,668
   1,115,452   CAISSE NATIONALE DES CAISSES D"EPARGNE ET DE
               PREVOYANCE                                                      0.23     05/04/2009        1,115,452
     193,992   CALCASIEU PARISH LA+/-ss                                        0.75     12/01/2027          193,992
     193,992   CALIFORNIA DWR+/-ss                                             0.30     05/01/2020          193,992
     266,739   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss           0.20     11/01/2026          266,739
     266,739   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
               AUTHORITY+/-ss                                                  1.00     06/01/2028          266,739
   1,939,917   CALYON (NEW YORK)                                               0.44     05/11/2009        1,939,917
     182,546   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009          182,517
   1,697,427   CHARIOT FUNDING LLC++(p)                                        0.35     05/06/2009        1,697,344
   1,719,586   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     02/25/2008           28,373
   1,323,905   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     05/19/2008           21,844
     403,115   CIESCO LLC++                                                    0.35     05/07/2009          403,091
   1,115,452   CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009        1,115,359
     128,398   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                       1.55     10/01/2038          128,398
     387,983   COOK COUNTY IL+/-ss                                             1.00     11/01/2030          387,983
     872,962   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                    2.65     12/15/2037          872,962
     581,975   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                  VALUE $581,980)                                              0.30     05/01/2009          581,975
   1,697,427   DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009        1,697,427
     872,962   EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009          872,926
     363,734   EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009          363,714
   1,503,435   EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009        1,503,355
     339,485   ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009          339,467
     290,987   ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009          290,967
     581,975   FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009          581,959
   1,319,143   FAIRWAY FINANCE CORPORATION                                     0.35     05/04/2009        1,319,105
   1,212,884   FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009        1,212,743
   1,682,878   GDF SUEZ++                                                      0.30     05/27/2009        1,682,513
     145,494   GDF SUEZ++                                                      0.31     05/22/2009          145,467
   1,600,431   GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009        1,600,038
     685,179   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                  (MATURITY VALUE $685,182)                                    0.17     05/01/2009          685,179
   6,240,929   GRYPHON FUNDING LIMITED(a)(i)                                   0.00     08/23/2009        2,101,321
      80,022   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss           3.20     11/01/2042           80,022
     727,469   HOUSTON TX UTILITY SYSTEM+/-ss                                  0.75     05/15/2034          727,469
   1,163,950   HSBC USA INCORPORATED                                           0.28     05/15/2009        1,163,823
     242,490   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss         0.55     07/01/2029          242,490
      96,996   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss              1.40     01/01/2018           96,996
   1,018,456   INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009        1,018,435
   1,454,937   INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009        1,455,293

             Wells Fargo Advantage Small and Mid Cap Stock Funds 45


Portfolio of Investments--April 30, 2009 (Unaudited)

OPPORTUNITY FUND

                                                                             INTEREST    MATURITY
PRINCIPAL      SECURITY NAME                                                   RATE        DATE           VALUE
------------   -----------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$    678,971   IRISH LIFE & PERMANENT PLC++                                    0.70%    05/05/2009   $      678,918
   1,891,419   JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009        1,891,103
   2,085,410   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
               COLLATERALIZED BY US TREASURY SECURITIES (MATURITY
               VALUE $2,085,424)                                               0.24     05/01/2009        2,085,410
     145,494   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                          1.40     04/15/2025          145,494
   1,212,448   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009        1,211,684
     233,614   KITTY HAWK FUNDING CORPORATION++(p)                             0.35     05/05/2009          233,605
     727,469   LMA AMERICAS LLC++(p)                                           0.40     05/28/2009          727,250
   1,612,556   MASSACHUSETTS HEFA+/-ss                                         0.45     10/01/2034        1,612,556
   1,697,427   MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009        1,696,973
     484,979   MATCHPOINT MASTER TRUST++(p)                                    0.40     05/18/2009          484,888
     208,541   MISSISSIPPI STATE GO+/-ss                                       4.50     11/01/2028          208,541
     193,992   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                       0.45     02/01/2036          193,992
   2,085,410   NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009        2,085,240
     824,465   NATIXIS                                                         0.27     05/05/2009          824,465
      96,996   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                        3.75     01/01/2018           96,996
   1,939,917   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009        1,939,502
   1,034,945   NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009        1,034,844
     315,236   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                        0.62     01/01/2034          315,236
     397,683   PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009          397,668
   2,133,908   PRUDENTIAL PLC++                                                0.65     05/15/2009        2,133,369
   1,939,917   RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009        1,939,728
     316,982   REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009          316,982
   1,163,950   REGENCY MARKETS #1 LLC++(p)                                     0.43     05/14/2009        1,163,769
     678,971   REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009          678,830
      48,498   ROMULUS FUNDING CORPORATION                                     0.70     05/04/2009           48,495
     484,979   ROMULUS FUNDING CORPORATION(p)                                  0.77     05/04/2009          484,948
     290,987   ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009          290,909
     824,465   SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009          824,317
   1,406,440   SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009        1,406,049
   1,842,921   SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009        1,842,419
      96,996   STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009           96,993
   1,188,199   STARBIRD FUNDING CORPORATION++(p)                               0.50     05/14/2009        1,187,984
     727,469   STATE STREET CORPORATION                                        0.25     05/04/2009          727,454
   1,454,937   SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009        1,454,842
   2,036,912   SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009        2,036,547
   1,265,699   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009        1,265,459
     228,716   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009          228,676
     484,979   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009          484,858
     242,490   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009          242,475
   1,670,996   TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009        1,670,656
     321,638   TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009          321,614
     436,481   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss               0.55     07/01/2032          436,481
   1,988,414   UBS AG (STAMFORD)                                               0.52     05/29/2009        1,988,414
   1,842,921   UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009        1,842,934
     145,494   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss              0.75     12/15/2040          145,494
     630,473   VERSAILLES CP LLC++(p)                                          0.50     05/06/2009          630,429
     193,992   VERSAILLES CP LLC++(p)                                          0.60     05/04/2009          193,982
   2,335,822   VICTORIA FINANCE LLC+++/-####(a)(i)                             0.27     07/28/2008        1,027,762
   1,356,432   VICTORIA FINANCE LLC+++/-####(a)(i)                             0.30     08/07/2008          596,830
   1,661,063   VICTORIA FINANCE LLC+++/-####(a)(i)                             1.02     04/03/2008          730,868
   2,696,118   VICTORIA FINANCE LLC+++/-####(a)(i)                             1.03     02/15/2008        1,186,292
   2,655,765   WHITE PINE FINANCE LLC+++/-####(a)(i)                           0.98     02/22/2008        2,014,929
                                                                                                         98,854,548
                                                                                                     --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $127,622,088)                                             122,133,548
                                                                                                     --------------

             46 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

OPPORTUNITY FUND

SHARES         SECURITY NAME                                                                              VALUE
------------   -----------------------------------------------------------                           --------------
SHORT-TERM INVESTMENTS: 12.13%
 120,116,131   WELLS FARGO ADVANTAGE MONEY MARKET TRUST+++                                           $  120,116,131
                                                                                                     --------------
TOTAL SHORT-TERM INVESTMENTS (COST $120,116,131)                                                        120,116,131
                                                                                                     --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $1,204,801,375)*              113.44%                                                          $1,122,998,082
OTHER ASSETS AND LIABILITIES, NET   (13.44)                                                            (133,079,452)
                                    ------                                                           --------------
TOTAL NET ASSETS                    100.00%                                                          $  989,918,630
                                    ======                                                           ==============

----------
<<   All or a portion of this security is on loan. (See Note 2)

+    Non-income earning securities.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss. These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++ Short-term security of an affiliate of the Fund with a cost of $120,116,131.

* Cost for federal income tax purposes is $1,216,092,866 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 112,073,238
Gross unrealized depreciation                 (205,168,022)
                                             -------------
Net unrealized appreciation (depreciation)   $ (93,094,784)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 47


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP DISCIPLINED FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 96.32%
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 0.22%
     30,000   AVATAR HOLDINGS INCORPORATED<<+                                                       $      557,400
                                                                                                    --------------
BUSINESS SERVICES: 14.62%
    771,288   ASSET ACCEPTANCE CAPITAL CORPORATION<<+                                                    6,393,978
    500,000   CONVERGYS CORPORATION+                                                                     5,055,000
    365,000   ELECTRONIC ARTS INCORPORATED<<+                                                            7,427,750
    170,000   FAIR ISAAC CORPORATION                                                                     2,859,400
     48,500   HURON CONSULTING GROUP INCORPORATED<<                                                      2,325,575
    500,000   LAWSON SOFTWARE INCORPORATED+                                                              2,695,000
    700,000   MONSTER WORLDWIDE INCORPORATED<<+                                                          9,660,000
                                                                                                        36,416,703
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 0.51%
     69,000   PHARMERICA CORPORATION<<+                                                                  1,259,250
                                                                                                    --------------
COMMUNICATIONS: 0.39%
    255,000   CLEAR CHANNEL OUTDOOR HOLDINGS INCORPORATED+                                                 979,200
                                                                                                    --------------
DEPOSITORY INSTITUTIONS: 11.78%
    164,200   ASSOCIATED BANC-CORP                                                                       2,540,174
     87,000   BROOKLINE BANCORP INCORPORATED+                                                              863,040
     80,000   COMMERCE BANCSHARES INCORPORATED<<                                                         2,648,000
     40,000   COMMUNITY BANK SYSTEM INCORPORATED<<                                                         658,000
     16,000   CULLEN FROST BANKERS INCORPORATED<<                                                          753,440
     15,000   FIRSTMERIT CORPORATION                                                                       291,150
    196,000   GLACIER BANCORP INCORPORATED<<                                                             3,002,720
    193,000   HUDSON CITY BANCORP INCORPORATED                                                           2,424,080
    288,000   NEW YORK COMMUNITY BANCORP INCORPORATED<<                                                  3,257,280
    147,000   NEWALLIANCE BANCSHARES INCORPORATED<<                                                      1,897,770
     55,000   PACWEST BANCORP                                                                              801,350
     93,000   UMB FINANCIAL CORPORATION                                                                  4,256,610
    141,500   US BANCORP                                                                                 2,578,130
    114,000   WASHINGTON FEDERAL INCORPORATED                                                            1,479,720
     35,000   WESTAMERICA BANCORPORATION                                                                 1,877,050
                                                                                                        29,328,514
                                                                                                    --------------
EATING & DRINKING PLACES: 2.05%
    167,800   CEC ENTERTAINMENT INCORPORATED<<+                                                          5,111,188
                                                                                                    --------------
ELECTRIC, GAS & SANITARY SERVICES: 10.23%
     18,700   ALLETE INCORPORATED                                                                          486,948
    259,000   AQUA AMERICA INCORPORATED<<                                                                4,752,650
    139,800   CLEAN HARBORS INCORPORATED<<                                                               7,003,980
     31,900   NICOR INCORPORATED<<                                                                       1,025,266
    365,000   NISOURCE INCORPORATED                                                                      4,011,350
      9,000   NORTHWEST NATURAL GAS COMPANY                                                                368,100
     24,000   PIEDMONT NATURAL GAS COMPANY<<                                                               586,080
     43,700   PORTLAND GENERAL ELECTRIC COMPANY                                                            798,399
    255,000   REPUBLIC SERVICES INCORPORATED                                                             5,355,000
     29,600   SOUTHWEST GAS CORPORATION                                                                    598,216
     15,400   WGL HOLDINGS INCORPORATED                                                                    479,556
                                                                                                        25,465,545
                                                                                                    --------------

             48 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP DISCIPLINED FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS, EXCEPT COMPUTER
   EQUIPMENT: 10.79%
    504,500   ARRIS GROUP INCORPORATED+                                                             $    5,383,015
    620,534   ATMI INCORPORATED+                                                                         9,798,232
    270,000   MAXIM INTEGRATED PRODUCTS INCORPORATED                                                     3,658,500
    525,000   MOLEX INCORPORATED CLASS A                                                                 8,027,250
                                                                                                        26,866,997
                                                                                                    --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 3.20%
    330,000   CRA INTERNATIONAL INCORPORATED+                                                            7,702,200
     11,100   TEJON RANCH COMPANY                                                                          257,520
                                                                                                         7,959,720
                                                                                                    --------------
FABRICATED METAL PRODUCTS, EXCEPT MACHINERY & TRANSPORTATION
   EQUIPMENT: 1.78%
     75,000   ILLINOIS TOOL WORKS INCORPORATED                                                           2,460,000
     31,000   VALMONT INDUSTRIES INCORPORATED                                                            1,977,180
                                                                                                         4,437,180
                                                                                                    --------------
FINANCIAL SERVICES: 1.17%
    290,228   JANUS CAPITAL GROUP INCORPORATED<<                                                         2,910,987
                                                                                                    --------------
FOOD & KINDRED PRODUCTS: 5.13%
    390,000   COCA-COLA ENTERPRISES INCORPORATED                                                         6,653,400
    231,235   TOOTSIE ROLL INDUSTRIES INCORPORATED<<                                                     5,630,572
    712,500   VERMONT PURE HOLDINGS LIMITED+                                                               491,625
                                                                                                        12,775,597
                                                                                                    --------------
FOOD STORES: 3.49%
    118,000   WHOLE FOODS MARKET INCORPORATED<<                                                          2,446,140
    545,000   WINN-DIXIE STORES INCORPORATED+                                                            6,245,700
                                                                                                         8,691,840
                                                                                                    --------------
HEALTH SERVICES: 0.34%
  2,177,700   HOOPER HOLMES INCORPORATED                                                                   849,303
                                                                                                    --------------
HOLDING & OTHER INVESTMENT OFFICES: 0.95%
    115,000   EXTERRAN HOLDINGS INCORPORATED<<+                                                          2,374,753
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 7.12%
  1,199,000   INFOCUS CORPORATION+                                                                       1,151,040
    580,000   INTERMEC INCORPORATED+                                                                     7,006,400
    285,000   KENNAMETAL INCORPORATED                                                                    5,828,250
     94,800   PALL CORPORATION                                                                           2,503,668
     66,000   ROBBINS & MYERS INCORPORATED                                                               1,250,700
                                                                                                        17,740,058
                                                                                                    --------------
INSURANCE AGENTS, BROKERS & SERVICE: 0.79%
    505,100   CRAWFORD & COMPANY CLASS A                                                                 1,969,890
                                                                                                    --------------
INSURANCE CARRIERS: 1.21%
     96,000   BROWN & BROWN INCORPORATED<<                                                               1,868,160
     38,000   THE HANOVER INSURANCE GROUP INCORPORATED                                                   1,139,240
                                                                                                         3,007,400
                                                                                                    --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS: 11.24%
    588,000   HERLEY INDUSTRIES INCORPORATED+                                                            6,079,920
    150,000   MILLIPORE CORPORATION<<                                                                    8,865,000

             Wells Fargo Advantage Small and Mid Cap Stock Funds 49


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP DISCIPLINED FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
   MEDICAL & OPTICAL GOODS (continued)
    333,500   NEWPORT CORPORATION                                                                   $    1,664,165
    280,000   PERKINELMER INCORPORATED                                                                   4,079,600
    133,000   WATERS CORPORATION+                                                                        5,874,610
     88,000   ZOLL MEDICAL CORPORATION+                                                                  1,415,040
                                                                                                        27,978,335
                                                                                                    --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 2.24%
     91,000   ARMSTRONG WORLD INDUSTRIES INCORPORATED<<+                                                 1,654,380
  2,195,700   LEAPFROG ENTERPRISES INCORPORATED'**                                                       3,930,303
                                                                                                         5,584,683
                                                                                                    --------------
NON-DEPOSITORY CREDIT INSTITUTIONS: 1.41%
    224,900   PEOPLE'S UNITED FINANCIAL INCORPORATED                                                     3,512,938
                                                                                                    --------------
OIL & GAS EXTRACTION: 0.51%
    686,700   SYNTROLEUM CORPORATION'                                                                    1,270,395
                                                                                                    --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 1.81%
     40,400   HESS CORPORATION<<                                                                         2,213,516
     84,600   WD-40 COMPANY                                                                              2,289,276
                                                                                                         4,502,792
                                                                                                    --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 1.81%
  1,500,000   PLAYBOY ENTERPRISES INCORPORATED CLASS B<<+**                                              4,515,000
                                                                                                    --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.74%
     97,000   SEALED AIR CORPORATION                                                                     1,848,820
                                                                                                    --------------
TEXTILE MILL PRODUCTS: 0.44%
     96,000   GILDAN ACTIVEWEAR INCORPORATED<<+                                                          1,099,200
                                                                                                    --------------
WHOLESALE TRADE NON-DURABLE GOODS: 0.35%
    125,000   KENNETH COLE PRODUCTIONS INCORPORATED CLASS A                                                865,000
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $335,472,964)                                                                239,878,688
                                                                                                    --------------
COLLATERAL FOR SECURITIES LENDING: 15.11%
COLLATERAL INVESTED IN MONEY MARKET FUNDS: 2.96%
  1,842,416   AIM STIT-LIQUID ASSETS PORTFOLIO                                                           1,842,416
  1,842,416   BLACKROCK LIQUIDITY FUNDS TEMPFUND PORTFOLIO                                               1,842,416
  1,842,416   DREYFUS CASH MANAGEMENT FUND INSTITUTIONAL                                                 1,842,416
  1,842,416   DWS MONEY MARKET SERIES INSTITUTIONAL                                                      1,842,416
                                                                                                         7,369,664
                                                                                                    --------------

                                                                            INTEREST    MATURITY
 PRINCIPAL                                                                    RATE        DATE
-----------                                                                 --------   ----------
COLLATERAL INVESTED IN OTHER ASSETS: 12.15%
  $ 230,302   Allied Irish Banks North America Incorporated                   0.55%    05/07/2009         230,302
    230,302   Alpine Securitization Corporation++(p)                          0.37     05/05/2009         230,293
     76,767   Amstel Funding Corporation++(p)                                 2.10     05/18/2009          76,691
     76,767   Amsterdam Funding Corporation++(p)                              0.40     05/11/2009          76,759
    245,656   Antalis US Funding Corporation++(p)                             0.47     05/22/2009         245,588
    690,906   ASB Finance Limited (London)++                                  0.24     05/07/2009         690,878
    184,242   Atlantic Asset Securitization
              Corporation++(p)                                                0.32     05/21/2009         184,209
    460,604   Atlantic Asset Securitization
              Corporation++(p)                                                0.35     05/14/2009         460,546

             50 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP DISCIPLINED FUND

                                                                            INTEREST    MATURITY
PRINCIPAL     SECURITY NAME                                                   RATE        DATE           VALUE
-----------   -----------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$ 1,151,510   BANK OF AMERICA REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $1,151,516)                                  0.18%    05/01/2009   $    1,151,510
  1,381,812   BARCLAYS CAPITAL INCORPORATED REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY AGENCY SECURITIES
                 (MATURITY VALUE $1,381,822)                                  0.25     05/01/2009        1,381,812
    537,371   BARTON CAPITAL CORPORATION++(p)                                 0.33     05/08/2009          537,337
    118,989   BNP PARIBAS                                                     0.46     05/01/2009          118,989
    537,371   BNP PARIBAS (NEW YORK)                                          0.91     05/05/2009          537,401
    383,837   BRYANT BANK FUNDING LLC++(p)                                    0.33     05/26/2009          383,749
    269,668   BRYANT BANK FUNDING LLC++(p)                                    0.35     05/19/2009          269,621
    353,130   CAISSE NATIONALE DES CAISSES D'EPARGNE ET DE
              PREVOYANCE                                                      0.23     05/04/2009          353,130
     61,414   CALCASIEU PARISH LA+/-ss                                        0.75     12/01/2027           61,414
     61,414   CALIFORNIA DWR+/-SS                                             0.30     05/01/2020           61,414
     84,444   CALIFORNIA POLLUTION CONTROL FINANCING AUTHORITY+/-ss           0.20     11/01/2026           84,444
     84,444   CALIFORNIA STATEWIDE COMMUNITIES DEVELOPMENT
              AUTHORITY+/-ss                                                  1.00     06/01/2028           84,444
    614,139   CALYON (NEW YORK)                                               0.44     05/11/2009          614,139
     57,790   CHARIOT FUNDING LLC++(p)                                        0.30     05/20/2009           57,781
    537,371   CHARIOT FUNDING LLC++(p)                                        0.35     05/06/2009          537,345
    310,684   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     02/25/2008            5,126
    239,195   CHEYNE FINANCE LLC+++/-####(a)(i)                               0.00     05/19/2008            3,947
    127,618   CIESCO LLC++                                                    0.35     05/07/2009          127,611
    353,130   CLIPPER RECEIVABLES CORPORATION++(p)                            0.50     05/07/2009          353,100
     40,648   COLORADO HOUSING & FINANCE AUTHORITY+/-ss                       1.55     10/01/2038           40,648
    122,828   COOK COUNTY IL+/-ss                                             1.00     11/01/2030          122,828
    276,362   DENVER CO CITY & COUNTY SCHOOL DISTRICT+/-ss                    2.65     12/15/2037          276,362
    184,242   DEUTSCHE BANK REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MONEY MARKET SECURITIES (MATURITY
                 VALUE $184,244)                                              0.30     05/01/2009          184,242
    537,371   DEXIA CREDIT LOCAL DE FRANCE SA                                 0.45     05/04/2009          537,371
    276,362   EBBETS FUNDING LLC++(p)                                         0.50     05/04/2009          276,351
    115,151   EBBETS FUNDING LLC++(p)                                         0.50     05/05/2009          115,145
    475,958   EDISON ASSET SECURITIZATION LLC++(p)                            0.32     05/07/2009          475,932
    107,474   ELYSIAN FUNDING LLC++(p)                                        0.50     05/05/2009          107,468
     92,121   ELYSIAN FUNDING LLC++(p)                                        0.50     05/06/2009           92,114
    184,242   FAIRWAY FINANCE CORPORATION(p)                                  0.32     05/04/2009          184,237
    417,614   FAIRWAY FINANCE CORPORATION                                     0.35     05/04/2009          417,602
    383,975   FALCON ASSET SECURITIZATION CORPORATION++(p)                    0.30     05/15/2009          383,930
    532,765   GDF SUEZ++                                                      0.30     05/27/2009          532,650
     46,060   GDF SUEZ++                                                      0.31     05/22/2009           46,052
    506,664   GEMINI SECURITIZATION INCORPORATED++(p)                         0.34     05/27/2009          506,540
    216,914   GOLDMAN SACHS REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY MORTGAGE BACKED SECURITIES
                 (MATURITY VALUE $216,915)                                    0.17     05/01/2009          216,914
  1,127,571   GRYPHON FUNDING LIMITED(a)(i)                                   0.00     08/23/2009          379,653
     25,333   HENRICO COUNTY VA ECONOMIC DEVELOPMENT AUTHORITY+/-ss           3.20     11/01/2042           25,333
    230,302   HOUSTON TX UTILITY SYSTEM+/-ss                                  0.75     05/15/2034          230,302
    368,483   HSBC USA INCORPORATED                                           0.28     05/15/2009          368,443
     76,767   ILLINOIS EDUCATIONAL FACILITIES AUTHORITY REVENUES+/-ss         0.55     07/01/2029           76,767
     30,707   INDIANA MUNI POWER AGENCY POWER SUPPLY SYSTEM+/-ss              1.40     01/01/2018           30,707
    322,423   INTERNATIONALE NEDERLANDEN US FUND                              0.25     05/04/2009          322,416
    460,604   INTESA SANPAOLO (NEW YORK)+/-                                   1.05     05/22/2009          460,717
    214,949   IRISH LIFE & PERMANENT PLC++                                    0.70     05/05/2009          214,932
    598,785   JPMORGAN CHASE FUNDING INCORPORATED++                           0.30     05/21/2009          598,686
    660,199   JPMORGAN CHASE REPURCHASE AGREEMENT - 102%
              COLLATERALIZED BY US TREASURY SECURITIES (MATURITY
                 VALUE $660,203)                                              0.24     05/01/2009          660,199
     46,060   KANSAS CITY MO SPECIAL OBLIGATION+/-ss                          1.40     04/15/2025           46,060
    383,837   KBC FINANCIAL PRODUCTS INTERNATIONAL LIMITED++                  0.84     05/28/2009          383,595
     73,958   KITTY HAWK FUNDING CORPORATION++(p)                             0.35     05/05/2009           73,955

             Wells Fargo Advantage Small and Mid Cap Stock Funds 51


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP DISCIPLINED FUND

                                                                            INTEREST    MATURITY
PRINCIPAL     SECURITY NAME                                                   RATE        DATE           VALUE
-----------   -----------------------------------------------------------   --------   ----------   --------------
COLLATERAL INVESTED IN OTHER ASSETS (continued)
$   230,302   LMA AMERICAS LLC++(p)                                           0.40%    05/28/2009   $      230,233
    510,503   MASSACHUSETTS HEFA+/-ss                                         0.45     10/01/2034          510,503
    537,371   MATCHPOINT MASTER TRUST++(p)                                    0.37     05/27/2009          537,228
    153,535   MATCHPOINT MASTER TRUST++(p)                                    0.40     05/18/2009          153,506
     66,020   MISSISSIPPI STATE GO+/-ss                                       4.50     11/01/2028           66,020
     61,414   MONTGOMERY COUNTY TN PUBLIC BUILDING+/-ss                       0.45     02/01/2036           61,414
    660,199   NATIONWIDE BUILDING SOCIETY++                                   0.49     05/07/2009          660,145
    261,009   NATIXIS                                                         0.27     05/05/2009          261,009
     30,707   NEW JERSEY STATE TURNPIKE AUTHORITY+/-ss                        3.75     01/01/2018           30,707
    614,139   NIEUW AMSTERDAM RECEIVABLES CORPORATION++(p)                    0.55     05/15/2009          614,007
    327,643   NORDEA NORTH AMERICA INCORPORATED                               0.32     05/12/2009          327,611
     99,798   NORTH DAKOTA HOUSING FINANCE AGENCY+/-ss                        0.62     01/01/2034           99,798
    125,898   PARK AVENUE RECEIVABLES CORPORATION++##(p)                      0.33     05/05/2009          125,894
    675,553   PRUDENTIAL PLC++                                                0.65     05/15/2009          675,382
    614,139   RANGER FUNDING CORPORATION++(p)                                 0.35     05/11/2009          614,079
    100,350   REGENCY MARKETS #1 LLC++(p)                                     0.35     05/01/2009          100,350
    368,483   REGENCY MARKETS #1 LLC++(p)                                     0.43     05/14/2009          368,426
    214,949   REGENCY MARKETS #1 LLC++(p)                                     0.44     05/18/2009          214,904
     15,353   ROMULUS FUNDING CORPORATION                                     0.70     05/04/2009           15,353
    153,535   ROMULUS FUNDING CORPORATION(p)                                  0.77     05/04/2009          153,525
     92,121   ROYAL BANK OF SCOTLAND PLC                                      0.39     05/26/2009           92,096
    261,009   SALISBURY RECEIVABLES COMPANY++(p)                              0.34     05/20/2009          260,962
    445,251   SALISBURY RECEIVABLES COMPANY++(p)                              0.37     05/28/2009          445,127
    583,432   SOCIETE GENERALE NORTH AMERICA                                  0.35     05/29/2009          583,273
     30,707   STARBIRD FUNDING CORPORATION++(p)                               0.35     05/04/2009           30,706
    376,160   STARBIRD FUNDING CORPORATION++(p)                               0.50     05/14/2009          376,092
    230,302   STATE STREET CORPORATION                                        0.25     05/04/2009          230,297
    460,604   SURREY FUNDING CORPORATION++(p)                                 0.47     05/06/2009          460,574
    644,846   SVENSKA HANDELSBANKEN INCORPORATED                              0.34     05/20/2009          644,730
    400,695   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.40     05/18/2009          400,619
     72,407   THAMES ASSET GLOBAL SECURITIZATION #1 INCORPORATED++(p)         0.45     05/15/2009           72,394
    153,535   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.32     05/29/2009          153,496
     76,767   TICONDEROGA MASTER FUNDING LIMITED++(p)                         0.36     05/07/2009           76,763
    529,004   TULIP FUNDING CORPORATION++(p)                                  0.43     05/18/2009          528,896
    101,824   TULIP FUNDING CORPORATION++(p)                                  0.45     05/07/2009          101,817
    138,181   TULSA COUNTY OK INDUSTRIAL AUTHORITY REVENUE+/-ss               0.55     07/01/2032          138,181
    629,492   UBS AG (STAMFORD)                                               0.52     05/29/2009          629,492
    583,432   UNICREDITO ITALIANO (NEW YORK)                                  0.61     05/29/2009          583,441
     46,060   VERMONT STATE STUDENT ASSISTANCE CORPORATION+/-ss               0.75     12/15/2040           46,060
    199,595   VERSAILLES CP LLC++(p)                                          0.50     05/06/2009          199,581
     61,414   VERSAILLES CP LLC++(p)                                          0.60     05/04/2009           61,411
    422,021   VICTORIA FINANCE LLC+++/-####(a)(i)                             0.27     07/28/2008          185,689
    245,071   VICTORIA FINANCE LLC+++/-####(a)(i)                             0.30     08/07/2008          107,831
    300,110   VICTORIA FINANCE LLC+++/-####(a)(i)                             1.02     04/03/2008          132,048
    487,117   VICTORIA FINANCE LLC+++/-####(a)(i)                             1.03     02/15/2008          214,332
    479,827   WHITE PINE FINANCE LLC+++/-####(a)(i)                           0.98     02/22/2008          364,044
                                                                                                        30,247,777
                                                                                                    --------------
TOTAL COLLATERAL FOR SECURITIES LENDING (COST $38,521,682)                                              37,617,441
                                                                                                    --------------

             52 Wells Fargo Advantage Small and Mid Cap Stock Funds


                            Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL CAP DISCIPLINED FUND

  SHARES      SECURITY NAME                                                                              VALUE
-----------   -------------------------------------------------                                     --------------
SHORT-TERM INVESTMENTS: 3.71%
  9,244,859   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                          $    9,244,859
                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,244,859)                                                           9,244,859
                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $383,239,505)*                    115.14%                                                     $  286,740,988
OTHER ASSETS AND LIABILITIES, NET       (15.14)                                                        (37,704,594)
                                        ------                                                      --------------
TOTAL NET ASSETS                        100.00%                                                     $  249,036,394
                                        ======                                                      ==============

----------
+    Non-income earning securities.

<<   All or a portion of this security is on loan. (See Note 2)

** Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as Fund holds 5% or more of the issuer's outstanding shares.

++ Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended.

(p)  Asset-backed commercial paper.

+/-  Variable rate investments.

ss These securities are subject to a demand feature which reduces the effective maturity.

#### This security is currently in default with regards to scheduled interest and/or principal payments.

(a) Security fair valued in accordance with the procedures approved by the Board of Trustees.

(i)  Illiquid security.

##   Zero coupon bond. Interest rate presented is yield to maturity.

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $9,244,859.

* Cost for federal income tax purposes is $383,754,628 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $  15,845,097
Gross unrealized depreciation                 (112,858,737)
                                             -------------
Net unrealized appreciation (depreciation)   $ (97,013,640)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 53


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL/MID CAP VALUE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
COMMON STOCKS: 92.09%
AMUSEMENT & RECREATION SERVICES: 0.80%
    456,260   CENTURY CASINOS INCORPORATED+                                                         $    1,145,213
                                                                                                    --------------
APPAREL & ACCESSORY STORES: 0.39%
    257,970   DELIA*S INCORPORATED+                                                                        554,636
                                                                                                    --------------
BIOPHARMACEUTICALS: 0.43%
  2,811,000   ENCORIUM GROUP INCORPORATED+**                                                               618,420
                                                                                                    --------------
BUILDING CONSTRUCTION-GENERAL CONTRACTORS & OPERATIVE BUILDERS: 1.17%
     37,985   CAVCO INDUSTRIES INCORPORATED+                                                               890,368
    258,667   PALM HARBOR HOMES INCORPORATED+                                                              786,348
                                                                                                         1,676,716
                                                                                                    --------------
BUSINESS SERVICES: 9.50%
    890,320   3COM CORPORATION+                                                                          3,605,796
     56,025   ABM INDUSTRIES INCORPORATED#                                                                 981,558
     29,535   AKAMAI TECHNOLOGIES INCORPORATED#                                                            650,361
    103,835   CLARUS CORPORATION+                                                                          418,455
     40,955   HEALTHCARE SERVICES GROUP                                                                    732,275
     38,790   HENRY JACK & ASSOCIATES INCORPORATED                                                         698,996
    745,010   HILL INTERNATIONAL INCORPORATED+                                                           3,009,840
     62,930   IMS HEALTH INCORPORATED                                                                      790,401
    431,127   TIER TECHNOLOGIES INCORPORATED CLASS B+                                                    2,711,789
                                                                                                        13,599,471
                                                                                                    --------------
CHEMICALS & ALLIED PRODUCTS: 1.48%
     32,470   INTERNATIONAL FLAVORS & FRAGRANCES INCORPORATED                                            1,013,064
    304,992   ORASURE TECHNOLOGIES INCORPORATED+                                                         1,104,071
                                                                                                         2,117,135
                                                                                                    --------------
COMMUNICATIONS: 3.25%
    415,460   CHINA GRENTECH CORPORATION LIMITED ADR+                                                      760,292
    268,600   CINCINNATI BELL INCORPORATED                                                                 749,394
    511,514   CITADEL BROADCASTING CORPORATION                                                              34,271
    710,814   ENTRAVISION COMMUNICATIONS CORPORATION CLASS A+                                              362,515
  1,231,175   SANDVINE CORPORATION+                                                                      1,362,911
     29,945   SCRIPPS NETWORKS INTERACTIVE INCORPORATED                                                    821,691
     67,700   WINDSTREAM CORPORATION                                                                       561,910
                                                                                                         4,652,984
                                                                                                    --------------
CONSTRUCTION SPECIAL TRADE CONTRACTORS: 0.52%
  1,068,785   CHAMPION ENTERPRISES INCORPORATED+                                                           619,895
     59,500   U.S. HOME SYSTEMS INCORPORATED+                                                              123,165
                                                                                                           743,060
                                                                                                    --------------
DEPOSITORY INSTITUTIONS: 2.02%
     23,780   COMERICA INCORPORATED                                                                        498,904
    128,219   FIRST SECURITY GROUP INCORPORATED                                                            494,925
      8,565   IBERIABANK CORPORATION                                                                       391,249
      2,515   M&T BANK CORPORATION                                                                         131,912
    108,570   PACIFIC PREMIER BANCORP INCORPORATED+                                                        441,880
     55,455   WESTERN UNION COMPANY                                                                        928,871
                                                                                                         2,887,741
                                                                                                    --------------

             54 Wells Fargo Advantage Small and Mid Cap Stock Funds


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL/MID CAP VALUE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
ELECTRIC, GAS & SANITARY SERVICES: 0.61%
    126,720   EL PASO CORPORATION                                                                   $      874,368
                                                                                                    --------------
ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
   EXCEPT COMPUTER EQUIPMENT: 6.55%
    171,365   EMCORE CORPORATION+                                                                          212,493
    475,154   EVANS & SUTHERLAND COMPUTER CORPORATION+                                                     313,602
    190,660   GLOBECOMM SYSTEMS INCORPORATED+                                                            1,296,488
     91,209   INTEGRATED ELECTRICAL SERVICES INCORPORATED+                                                 876,518
    606,625   MICRON TECHNOLOGY INCORPORATED+                                                            2,960,330
  1,715,325   MRV COMMUNICATIONS INCORPORATED+                                                             789,050
     84,465   OSI SYSTEMS INCORPORATED+                                                                  1,583,719
    590,005   POWER-ONE INCORPORATED+                                                                      713,906
    176,088   RICHARDSON ELECTRONICS LIMITED                                                               630,395
                                                                                                         9,376,501
                                                                                                    --------------
ENGINEERING, ACCOUNTING, RESEARCH MANAGEMENT & RELATED SERVICES: 0.69%
    204,507   SYMYX TECHNOLOGIES INCORPORATED+                                                             989,814
                                                                                                    --------------
FINANCIAL SERVICES: 0.88%
     60,535   KBW REGIONAL BANKING ETF                                                                   1,262,155
                                                                                                    --------------
HEALTH SERVICES: 1.43%
    158,050   CROSS COUNTRY HEALTHCARE INCORPORATED+                                                     1,392,421
     42,705   ENSIGN GROUP INCORPORATED                                                                    661,928
                                                                                                         2,054,349
                                                                                                    --------------
HOLDING & OTHER INVESTMENT OFFICES: 10.27%
    296,608   ANNALY CAPITAL MANAGEMENT INCORPORATED                                                     4,173,275
    366,935   ANWORTH MORTGAGE ASSET CORPORATION                                                         2,359,392
    243,725   CAPSTEAD MORTGAGE CORPORATION                                                              2,776,028
    110,981   HILLTOP HOLDINGS INCORPORATED                                                              1,257,415
    670,470   ORIGEN FINANCIAL INCORPORATED                                                                469,329
    266,960   PRIMORIS SERVICES CORPORATION+                                                             1,294,756
     88,460   SUN COMMUNITIES INCORPORATED                                                               1,295,939
    168,845   UMH PROPERTIES INCORPORATED                                                                1,080,608
                                                                                                        14,706,742
                                                                                                    --------------
INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER EQUIPMENT: 3.58%
    209,110   BROCADE COMMUNICATIONS SYSTEMS INCORPORATED+                                               1,208,656
    188,245   CRAY INCORPORATED+                                                                           790,630
    183,795   INTERMEC INCORPORATED+                                                                     2,220,244
     45,955   LEXMARK INTERNATIONAL INCORPORATED+                                                          901,637
                                                                                                         5,121,167
                                                                                                    --------------
INSURANCE CARRIERS: 0.93%
     39,505   MERCURY GENERAL CORPORATION                                                                1,334,479
                                                                                                    --------------
JUSTICE, PUBLIC ORDER & SAFETY: 2.39%
    205,352   GEO GROUP INCORPORATED+                                                                    3,415,004
                                                                                                    --------------
LEATHER & LEATHER PRODUCTS: 0.10%
    213,785   BAKERS FOOTWEAR GROUP INCORPORATED+                                                          145,374
                                                                                                    --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS: 3.50%
    603,213   ALLIED HEALTHCARE PRODUCTS INCORPORATED+**                                                 3,426,250
     14,210   HAEMONETICS CORPORATION+                                                                     733,662
    445,515   LTX-CREDENCE CORPORATION+                                                                    218,302

             Wells Fargo Advantage Small and Mid Cap Stock Funds 55


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL/MID CAP VALUE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
MEASURING, ANALYZING & CONTROLLING INSTRUMENTS: PHOTOGRAPHIC,
MEDICAL & OPTICAL GOODS (continued)
     39,390   ZOLL MEDICAL CORPORATION+                                                             $      633,391
                                                                                                         5,011,605
                                                                                                    --------------
METAL MINING: 11.20%
     34,165   AGNICO-EAGLE MINES LIMITED#                                                                1,507,018
     29,260   FREEPORT-MCMORAN COPPER & GOLD INCORPORATED CLASS B#                                       1,247,939
    133,985   GOLDCORP INCORPORATED#                                                                     3,687,267
     56,655   NEWMONT MINING CORPORATION#                                                                2,279,797
    521,390   PETAQUILLA MINERALS LIMITED+                                                                 260,695
    136,207   RANDGOLD RESOURCES LIMITED ADR                                                             6,592,419
     57,140   YAMANA GOLD INCORPORATED                                                                     451,977
                                                                                                        16,027,112
                                                                                                    --------------
MISCELLANEOUS MANUFACTURING INDUSTRIES: 0.61%
    420,195   ACCO BRANDS CORPORATION+                                                                     878,208
                                                                                                    --------------
MOTION PICTURES: 0.64%
     24,115   DISCOVERY COMMUNICATIONS INCORPORATED+                                                       457,944
     26,535   DISCOVERY HOLDING COMPANY+                                                                   464,893
                                                                                                           922,837
                                                                                                    --------------
MOTOR FREIGHT TRANSPORTATION & WAREHOUSING: 0.32%
    150,365   YRC WORLDWIDE INCORPORATED                                                                   455,606
                                                                                                    --------------
OIL & GAS EXTRACTION: 15.81%
     75,075   CANADIAN NATURAL RESOURCES LIMITED#                                                        3,461,708
    398,675   ENERGY XXI BERMUDA LIMITED                                                                   207,311
    465,690   GLOBAL INDUSTRIES LIMITED+                                                                 3,013,014
    149,420   HELIX ENERGY SOLUTIONS GROUP INCORPORATED+                                                 1,358,228
     33,155   HELMERICH & PAYNE INCORPORATED                                                             1,021,837
    134,550   HERCULES OFFSHORE INCORPORATED+                                                              430,560
    248,055   KEY ENERGY SERVICES INCORPORATED+                                                          1,088,961
    278,542   MCMORAN EXPLORATION COMPANY+                                                               1,529,196
     30,385   NEWFIELD EXPLORATION COMPANY+                                                                947,404
    549,515   NEWPARK RESOURCES INCORPORATED+                                                            1,538,642
     35,685   PENN WEST ENERGY TRUST                                                                       391,464
     58,970   PETROQUEST ENERGY INCORPORATED+                                                              177,500
     33,755   PIONEER NATURAL RESOURCES COMPANY                                                            780,416
     31,700   PRIDE INTERNATIONAL INCORPORATED+                                                            719,590
     56,857   RANGE RESOURCES CORPORATION                                                                2,272,574
     82,815   SANDRIDGE ENERGY INCORPORATED+                                                               675,770
    312,930   TRILOGY ENERGY TRUST                                                                       1,565,568
    127,120   WILLBROS GROUP INCORPORATED+                                                               1,456,795
                                                                                                        22,636,538
                                                                                                    --------------
OIL FIELD SERVICES: 0.21%
     77,130   TRICO MARINE SERVICES INCORPORATED+                                                          299,264
                                                                                                    --------------
PETROLEUM REFINING & RELATED INDUSTRIES: 5.42%
    184,700   INTEROIL CORPORATION+                                                                      5,963,963
     32,780   MARATHON OIL CORPORATION                                                                     973,566
     30,255   WD-40 COMPANY                                                                                818,700
                                                                                                         7,756,229
                                                                                                    --------------

             56 Wells Fargo Advantage Small and Mid Cap Stock Funds


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL/MID CAP VALUE FUND

  SHARES      SECURITY NAME                                                                             VALUE
-----------   -------------                                                                         --------------
PRIMARY METAL INDUSTRIES: 0.43%
     31,200   ALCOA INCORPORATED#                                                                   $      282,984
     12,600   UNITED STATES STEEL CORPORATION                                                              334,530
                                                                                                           617,514
                                                                                                    --------------
PRINTING, PUBLISHING & ALLIED INDUSTRIES: 0.07%
    716,920   R.H. DONNELLEY CORPORATION                                                                   100,369
                                                                                                    --------------
REAL ESTATE: 2.97%
    708,680   CHIMERA INVESTMENT CORPORATION                                                             2,501,640
     72,785   HATTERAS FINANCIAL CORPORATION                                                             1,751,935
                                                                                                         4,253,575
                                                                                                    --------------
RUBBER & MISCELLANEOUS PLASTICS PRODUCTS: 0.25%
    694,016   INTERTAPE POLYMER GROUP INCORPORATED                                                         360,888
                                                                                                    --------------
SOCIAL SERVICES: 0.40%
     40,250   ABB LIMITED ADR#                                                                             572,355
                                                                                                    --------------
STONE, CLAY, GLASS & CONCRETE PRODUCTS: 2.28%
    244,095   GENTEX CORPORATION                                                                         3,263,550
                                                                                                    --------------
THEATERS & ENTERTAINMENT: 0.93%
    101,835   REGAL ENTERTAINMENT GROUP CLASS A                                                          1,329,965
                                                                                                    --------------
WHOLESALE TRADE-DURABLE GOODS: 0.06%
    142,084   PATRICK INDUSTRIES INCORPORATED                                                               79,566
                                                                                                    --------------
TOTAL COMMON STOCKS (COST $192,445,590)                                                                131,840,510
                                                                                                    --------------

                                                                                       EXPIRATION
                                                                                          DATE
                                                                                       ----------
WARRANTS: 0.31%
    455,805   PRIMORIS SERVICES CORPORATION WARRANT+                                   10/02/2010          451,247
TOTAL WARRANTS (COST $863,482)                                                                             451,247
                                                                                                    --------------
SHORT-TERM INVESTMENTS: 1.23%
  1,755,620   WELLS FARGO ADVANTAGE MONEY MARKET TRUST~+++                                               1,755,620
                                                                                                    --------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,755,620)                                                           1,755,620
                                                                                                    --------------
TOTAL INVESTMENTS IN SECURITIES
(COST $195,064,692)*                                                           93.63%               $  134,047,377
OTHER ASSETS AND LIABILITIES, NET                                               6.37                     9,114,820
                                                                              ------                --------------
TOTAL NET ASSETS                                                              100.00%               $  143,162,197
                                                                              ======                ==============

             Wells Fargo Advantage Small and Mid Cap Stock Funds 57


Portfolio of Investments--April 30, 2009 (Unaudited)

SMALL/MID CAP VALUE FUND

                                                                             STRIKE    EXPIRATION
 CONTRACTS    SECURITY NAME                                                   PRICE       DATE           VALUE
-----------   -------------                                                 --------   ----------   --------------
WRITTEN OPTIONS: (0.22%)
       (100)  ABB LIMITED-SPON ADR CALL                                      $15.00    06/20/2009   $       (7,500)
        (50)  ABM INDUSTRIES INCORPORATED CALL                               $17.50    07/18/2009           (7,500)
        (50)  AGNICO-EAGLE MINES LIMITED CALL                                $55.00    05/16/2009             (500)
        (50)  AGNICO-EAGLE MINES LIMITED CALL                                $70.00    08/22/2009           (1,750)
        (20)  AKAMAI TECHNOLOGIES CALL                                       $20.00    05/16/2009           (4,600)
       (200)  ALCOA INCORPORATED CALL                                        $10.00    07/18/2009          (15,200)
       (100)  ALCOA INCORPORATED CALL                                        $ 9.00    07/18/2009          (11,800)
       (150)  CANADIAN NATURAL RESOURCES CALL                                $42.00    06/20/2009          (88,500)
       (100)  CANADIAN NATURAL RESOURCES CALL                                $46.00    05/16/2009          (22,100)
       (200)  CANADIAN NATURAL RESOURCES CALL                                $50.00    06/20/2009          (44,000)
        (50)  FREEPORT-MCMORAN COPPER CALL                                   $30.00    05/16/2009          (25,750)
       (150)  FREEPORT-MCMORAN COPPER CALL                                   $35.00    05/16/2009          (65,250)
       (100)  GOLDCORP INCORPORATED CALL                                     $40.00    07/18/2009           (3,000)
        (50)  NEWMONT MINING CORPORATION CALL                                $50.00    05/16/2009             (150)
       (100)  NEWMONT MINING CORPORATION CALL                                $45.00    06/20/2009          (10,900)
        (50)  NEWMONT MINING CORPORATION CALL                                $55.00    06/20/2009             (450)
        (50)  NEWMONT MINING CORPORATION CALL                                $60.00    09/19/2009           (3,000)
TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED $(367,770))                                                      (311,950)
                                                                                                    --------------

----------
+    Non-income earning securities.

** Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as Fund holds 5% or more of the issuer's outstanding shares.

# All or a portion of this security is segregated as collateral for derivative investments. (See Note 2)

~ This Wells Fargo Advantage Fund invests cash balances that it retains for liquidity purposes in a Wells Fargo Advantage Money Market Fund. The Wells Fargo Advantage Money Market Fund does not pay an investment advisory fee.

+++  Short-term security of an affiliate of the Fund with a cost of $1,755,620.

* Cost for federal income tax purposes is $199,051,472 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation                $ 13,965,847
Gross unrealized depreciation                 (78,969,942)
                                             ------------
Net unrealized appreciation (depreciation)   $(65,004,095)

The accompanying notes are an integral part of these financial statements.

             58 Wells Fargo Advantage Small and Mid Cap Stock Funds


                Statements of Assets and Liabilities--April 30, 2009 (Unaudited)

                                                                                  Discovery       Enterprise
                                                                                     Fund            Fund
                                                                                -------------   -------------
ASSETS
   Investments
      In securities, at value (including securities on loan) ................   $ 264,530,987   $ 220,841,810
      Collateral received for securities loaned (Note 2) ....................      82,960,920      64,535,681
      In affiliates .........................................................      16,752,908       2,154,712
                                                                                -------------   -------------
   Total investments at value (see cost below) ..............................     364,244,815     287,532,203
                                                                                -------------   -------------
   Cash .....................................................................               0               0
   Receivable for Fund shares issued ........................................          88,077          91,784
   Receivable for investments sold ..........................................      12,663,017      11,259,385
   Receivables for dividends and interest ...................................          27,975          63,504
                                                                                -------------   -------------
Total assets ................................................................    377,023,884      298,946,876
                                                                                -------------   -------------
LIABILITIES
   Option written, at value .................................................               0               0
   Payable for Fund shares redeemed .........................................          14,401           7,426
   Payable for investments purchased ........................................      13,524,768       7,921,535
   Payable upon return of securities loaned (Note 2) ........................      86,120,796      66,888,393
   Payable to investment advisor and affiliates (Note 3) ....................         199,578         124,248
   Accrued expenses and other liabilities ...................................          64,287          58,922
                                                                                -------------   -------------
Total liabilities ...........................................................      99,923,830      75,000,524
                                                                                -------------   -------------
TOTAL NET ASSETS ............................................................   $ 277,100,054   $ 223,946,352
                                                                                =============   =============
NET ASSETS CONSIST OF
   Paid-in capital ..........................................................   $ 398,564,548   $ 524,284,684
   Undistributed net investment income (loss) ...............................        (713,401)       (469,086)
   Undistributed net realized gain (loss) on investments ....................    (125,922,517)   (283,793,250)
   Net unrealized appreciation (depreciation) of investments, foreign currencies and translation of assets and liabilities denominated in
      foreign currencies ....................................................       7,308,127     (14,377,672)
   Net unrealized appreciation (depreciation) of collateral received for
      securities loaned .....................................................      (2,136,703)     (1,698,324)
   Net unrealized appreciation (depreciation) of options, swap agreements,
      MMD rate locks and short sales ........................................               0               0
                                                                                -------------   -------------
TOTAL NET ASSETS ............................................................   $ 277,100,054   $ 223,946,352
                                                                                =============   =============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE(1)
   Net assets - Class A .....................................................   $   5,743,876   $     777,256
   Shares outstanding - Class A .............................................         423,387          37,446
   Net asset value per share - Class A ......................................   $       13.57   $       20.76
   Maximum offering price per share - Class A(2) ............................   $       14.40   $       22.03
   Net assets - Class C .....................................................   $   1,256,948   $     207,665
   Shares outstanding - Class C .............................................          94,027          10,175
   Net asset value and offering price per share - Class C ...................   $       13.37   $       20.41
   Net assets - Administrator Class .........................................   $  84,217,901   $  13,842,737
   Shares outstanding - Administrator Class .................................       6,147,829         651,014
   Net asset value and offering price per share - Administrator Class .......   $       13.70   $       21.26
   Net assets - Institutional Class .........................................   $  25,733,948   $ 106,439,534
   Shares outstanding - Institutional Class .................................       1,866,243       4,961,549
   Net asset value and offering price per share - Institutional Class .......   $       13.79   $       21.45
   Net assets - Investor Class ..............................................   $ 160,147,381   $ 102,679,160
   Shares outstanding - Investor Class ......................................      11,834,487       4,996,574
   Net asset value and offering price per share - Investor Class ............   $       13.53   $       20.55
                                                                                -------------   -------------
Investments at cost .........................................................   $ 359,073,391   $ 303,608,199
                                                                                -------------   -------------
Securities on loan, at value (Note 2) .......................................   $  84,568,995   $  65,014,409
                                                                                -------------   -------------
Premiums received on written options (Note 2) ...............................   $           0   $           0
                                                                                -------------   -------------

----------
(1.) Each Fund has an unlimited number of authorized shares.

(2.) Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 59


Statements of Assets and Liabilities--April 30, 2009 (Unaudited)

   Mid Cap                         Small Cap      Small/Mid
 Disciplined      Opportunity     Disciplined     Cap Value
     Fund            Fund            Fund           Fund
-------------   --------------   ------------   ------------


$ 529,419,435   $  880,748,403   $239,878,688   $132,291,757
   89,135,595      122,133,548     37,617,441              0
   43,485,070      120,116,131      9,244,859      1,755,620
-------------   --------------   ------------   ------------
  662,040,100    1,122,998,082    286,740,988    134,047,377
-------------   --------------   ------------   ------------
            0                0          3,160              0
    2,104,872          122,173        180,980      9,763,084
    3,345,857        8,334,235      1,495,985        243,259
      647,690        1,049,741        210,750        143,313
-------------   --------------   ------------   ------------
  668,138,519    1,132,504,231    288,631,863    144,197,033
-------------   --------------   ------------   ------------

            0                0              0        311,950
      859,022          274,856        230,710         32,373
   11,337,107       10,468,468              0        553,521
   92,896,721      130,565,860     39,036,805              0
      378,954          779,595        203,717        104,929
      515,876          496,822        124,237         32,063
-------------   --------------   ------------   ------------
  105,987,680      142,585,601     39,595,469      1,034,836
-------------   --------------   ------------   ------------
$ 562,150,839   $  989,918,630   $249,036,394   $143,162,197
=============   ==============   ============   ============

$ 836,229,242   $1,263,685,783   $410,835,428   $224,758,358
    2,051,910        2,275,110           (757)       884,125
 (126,816,673)    (194,239,546)   (65,299,760)   (21,519,089)


 (146,800,877)     (76,314,177)   (95,594,276)   (61,017,017)

   (2,512,763)      (5,488,540)      (904,241)             0

            0                0              0         55,820
-------------   --------------   ------------   ------------
$ 562,150,839   $  989,918,630   $249,036,394   $143,162,197
=============   ==============   ============   ============

$   5,547,944   $   18,478,196   $    177,427   $ 15,493,142
      404,974          776,241         17,019      1,690,936
$       13.70   $        23.80   $      10.43   $       9.16
$       14.54   $        25.25   $      11.07   $       9.72
$     306,226   $        8,935   $     98,399   $  5,728,100
       22,461              370          9,579        631,555
$       13.63   $        24.15   $      10.27   $       9.07
$  85,951,944   $  107,382,994   $  5,145,898   $ 41,845,549
    6,221,824        4,343,586        491,875      4,494,581
$       13.81   $        24.72   $      10.46   $       9.31
$ 121,133,492               NA   $ 59,882,700   $  7,458,502
    8,749,001               NA      5,705,106        798,262
$       13.85               NA   $      10.50   $       9.34
$ 349,211,233   $  864,048,505   $183,731,970   $ 72,636,904
   25,247,433       35,505,352     17,759,940      7,903,258
$       13.83   $        24.34   $      10.35   $       9.19
-------------   --------------   ------------   ------------
$ 811,353,740   $1,204,801,375   $383,239,505   $195,064,692
-------------   --------------   ------------   ------------
$  91,080,775   $  120,531,871   $ 38,102,261   $          0
-------------   --------------   ------------   ------------
$           0   $            0   $          0   $    367,770
-------------   --------------   ------------   ------------

             60 Wells Fargo Advantage Small and Mid Cap Stock Funds


   Statements of Operations--For the Six Months Ended April 30, 2009 (Unaudited)

                                                                               Discovery       Enterprise
                                                                                  Fund            Fund
                                                                             -------------   -------------
INVESTMENT INCOME
   Dividends(1) ..........................................................   $     681,481   $     611,895
   Interest ..............................................................              50               0
   Income from affiliated securities .....................................          94,442          53,986
   Securities lending income .............................................         103,762          46,738
                                                                             -------------   -------------
Total investment income ..................................................         879,735         712,619
                                                                             -------------   -------------
EXPENSES
   Advisory fees .........................................................         938,087         744,952
   Administration fees
      Fund Level .........................................................          62,539          49,663
      Class A ............................................................           7,288             974
      Class C ............................................................           1,686             171
      Administrator Class ................................................          36,715           6,263
      Institutional Class ................................................           9,537          36,674
      Investor Class .....................................................         287,920         183,991
   Custody fees ..........................................................          25,016          19,865
   Shareholder servicing fees (Note 3) ...................................         282,893         133,712
   Accounting fees .......................................................          33,106          26,406
   Distribution fees (Note 3)
      Class C ............................................................           4,515             457
   Professional fees .....................................................          16,456          16,991
   Registration fees .....................................................          12,546          13,185
   Shareholder reports ...................................................          41,436          46,013
   Trustees' fees ........................................................           5,289           5,289
   Other fees and expenses ...............................................           5,464           4,252
                                                                             -------------   -------------
Total expenses ...........................................................       1,770,493       1,288,858
                                                                             -------------   -------------
LESS
   Waived fees and reimbursed expenses (Note 3) ..........................        (177,357)       (107,154)
   Net expenses ..........................................................       1,593,136       1,181,704
                                                                             -------------   -------------
Net investment income (loss) .............................................        (713,401)       (469,085)
                                                                             -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
NET REALIZED GAIN (LOSS) FROM
   Securities, foreign currencies and foreign currency translation .......    (101,364,548)    (88,967,293)
   Futures transactions ..................................................               0               0
   Options, swap agreements, MMD rate locks and short sale transactions ..               0               0
                                                                             -------------   -------------
Net realized gain and loss from investments ..............................    (101,364,548)    (88,967,293)
                                                                             -------------   -------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF
   Securities, foreign currencies and foreign currency translation .......      83,605,358      79,851,565
   Collateral received for securities loaned .............................        (975,440)       (846,269)
   Options, swap agreements, MMD rate locks and short sale transactions ..               0               0
                                                                             -------------   -------------
Net change in unrealized appreciation (depreciation) of investments ......      82,629,918      79,005,296
                                                                             -------------   -------------
Net realized and unrealized gain (loss) on investments ...................     (18,734,630)     (9,961,997)
                                                                             -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..........   $ (19,448,031)  $ (10,431,082)
                                                                             =============   =============
1. Net of foreign withholding taxes of ...................................   $           0   $       5,280

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 61


Statements of Operations--For the Six Months Ended April 30, 2009 (Unaudited)

   Mid Cap                      Small Cap       Small/Mid
 Disciplined    Opportunity    Disciplined      Cap Value
    Fund            Fund           Fund           Fund
------------   -------------   ------------   ------------

$  6,703,897   $   7,536,660   $  1,583,838   $  1,681,074
         321             953              0              0
      67,658         359,652         55,299         28,945
     126,413          67,528        100,199              0
------------   -------------   ------------   ------------
   6,898,289       7,964,793      1,739,336      1,710,019
------------   -------------   ------------   ------------

   1,924,699       3,147,879        977,477        508,295

     128,836         216,098         57,499         29,900
       4,384          23,899            136         18,184
         195              10             69          6,298
      38,860          45,120          2,559         15,883
      41,985              NA         21,294          2,601
     647,847       1,487,924        337,374        125,511
      51,535          86,439         23,000         11,960
     513,110       1,079,660        220,950        137,378
      35,069          40,892         27,895         30,650

         522              26            185         16,869
      14,910          28,013         15,654         12,792
      19,587          27,945         15,441          9,816
     215,829         161,864         50,592         27,705
       5,289           5,289          5,289          5,289
       9,665          15,307          5,561          3,421
------------   -------------   ------------   ------------
   3,652,322       6,366,365      1,760,975        962,552
------------   -------------   ------------   ------------

    (554,546)       (676,682)      (185,208)      (136,661)
   3,097,776       5,689,683      1,575,767        825,891
------------   -------------   ------------   ------------
   3,800,513       2,275,110        163,569        884,128
------------   -------------   ------------   ------------


 (87,373,521)   (160,117,406)   (49,122,951)   (15,782,210)
     (55,790)              0              0              0
           0               0              0        (27,488)
------------   -------------   ------------   ------------
 (87,429,311)   (160,117,406)   (49,122,951)   (15,809,698)
------------   -------------   ------------   ------------

  81,547,926     176,673,250     30,060,099     19,141,471
  (1,064,363)     (2,078,388)      (374,450)             0
           0               0              0        (37,978)
------------   -------------   ------------   ------------
  80,483,563     174,594,862     29,685,649     19,103,493
------------   -------------   ------------   ------------
  (6,945,748)     14,477,456    (19,437,302)     3,293,795
------------   -------------   ------------   ------------
$ (3,145,235)  $  16,752,566   $(19,273,733)  $  4,177,923
============   =============   ============   ============
$          0   $      23,110   $          0   $     36,245

             62 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                         DISCOVERY FUND
                                                                              -----------------------------------
                                                                                   For the
                                                                              Six Months Ended       For the
                                                                               April 30, 2009       Year Ended
                                                                                 (Unaudited)     October 31, 2008
                                                                              ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets ...................................................    $ 290,347,223      $ 439,275,699
OPERATIONS
   Net investment income (loss) ...........................................         (713,401)        (2,966,664)
   Net realized gain (loss) on investments ................................     (101,364,548)       (23,364,915)
   Net change in unrealized appreciation (depreciation) of investments ....       82,629,918       (157,123,349)
                                                                               -------------      -------------
Net increase (decrease) in net assets resulting from operations ...........      (19,448,031)      (183,454,928)
                                                                               -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A .............................................................                0                  0
      Class C .............................................................                0                  0
      Administrator Class .................................................                0                  0
      Institutional Class .................................................                0                  0
   Investor Class .........................................................                0                  0
   Net realized gain on sales of investments
      Class A .............................................................                0            (44,994)
      Class C .............................................................                0           (131,195)
      Administrator Class .................................................                0        (18,185,186)
      Institutional Class .................................................                0         (1,621,291)
      Investor Class ......................................................                0        (44,174,693)
                                                                               -------------      -------------
Total distributions to shareholders .......................................                0        (64,157,359)
                                                                               -------------      -------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ....................................        4,558,358          5,181,053
   Reinvestment of distributions - Class A ................................                0             43,836
   Cost of shares redeemed - Class A ......................................       (1,501,503)          (846,363)
                                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ..............................................        3,056,855          4,378,526
                                                                               -------------      -------------
   Proceeds from shares sold - Class C ....................................          188,143          1,922,451
   Reinvestment of distributions - Class C ................................                0            122,395
   Cost of shares redeemed - Class C ......................................         (271,838)          (164,199)
                                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ..............................................          (83,695)         1,880,647
                                                                               -------------      -------------
   Proceeds from shares sold - Administrator Class ........................       18,233,174         49,213,350
   Reinvestment of distributions - Administrator Class ....................                0         15,972,678
   Cost of shares redeemed - Administrator Class ..........................      (11,445,092)       (35,823,993)
                                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ..................................        6,788,082         29,362,035
                                                                               -------------      -------------
   Proceeds from shares sold - Institutional Class ........................       10,855,592         46,772,243
   Reinvestment of distributions - Institutional Class ....................                0            449,601
   Cost of shares redeemed - Institutional Class ..........................       (7,463,694)       (17,566,826)
                                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Institutional Class ..................................        3,391,898         29,655,018
                                                                               -------------      -------------
   Proceeds from shares sold - Investor Class .............................       16,421,518         96,819,279
   Reinvestment of distributions - Investor Class .........................                0         42,977,151
   Cost of shares redeemed - Investor Class ...............................      (23,373,796)      (106,388,845)
                                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class .......................................       (6,952,278)        33,407,585
                                                                               -------------      -------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Total ................................................        6,200,862         98,683,811
                                                                               -------------      -------------
NET INCREASE (DECREASE) IN NET ASSETS .....................................      (13,247,169)      (148,928,476)
                                                                               =============      =============
ENDING NET ASSETS .........................................................    $ 277,100,054      $ 290,347,223
                                                                               =============      =============

----------
(1.) Classes A and C in Small Cap Disciplined Fund and Class C in Enterprise and
     Opportunity Funds were incepted on March 31, 2008. Information presented for these classes are for the seven month period from March 31, 2008 to October 31, 2008.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 63


Statements of Changes in Net Assets

           ENTERPRISE FUND                    MID CAP DISCIPLINED FUND
--------------------------------------   -----------------------------------
    For the                                  For the
Six Months Ended         For the         Six Months Ended       For the
 April 30, 2009        Year Ended         April 30, 2009       Year Ended
   (Unaudited)     October 31, 2008(1)      (Unaudited)     October 31, 2008
----------------   -------------------   ----------------   ----------------

 $ 232,358,533        $ 341,125,059        $574,306,723      $1,115,763,839

      (469,085)          (2,054,919)          3,800,513           6,356,811
   (88,967,293)          (8,342,984)        (87,429,311)        (39,908,052)
    79,005,296         (154,848,569)         80,483,563        (280,166,045)
 -------------        -------------        ------------      --------------
   (10,431,082)        (165,246,472)         (3,145,235)       (313,717,286)
 -------------        -------------        ------------      --------------


             0                    0             (36,781)             (2,470)
             0                    0                (859)                (96)
             0                    0          (1,003,586)         (1,238,401)
             0                    0          (1,668,754)         (2,171,101)
             0                    0          (3,304,983)         (6,332,760)

             0                    0                   0             (14,994)
             0                    0                   0                (824)
             0                    0                   0          (9,552,244)
             0                    0                   0         (12,983,288)
             0                    0                   0         (63,357,883)
 -------------        -------------        ------------      --------------
             0                    0          (6,014,963)        (95,654,061)
 -------------        -------------        ------------      --------------

        95,441              898,299           4,494,931           1,682,210
             0                    0              35,664              16,576
      (120,137)          (1,093,080)           (539,389)           (123,429)
 -------------        -------------        ------------      --------------

       (24,696)            (194,781)          3,991,206           1,575,357
 -------------        -------------        ------------      --------------
       172,504               30,469             217,532             101,796
             0                    0                 772                 920
          (692)                   0              (2,347)            (11,425)
 -------------        -------------        ------------      --------------

       171,812               30,469             215,957              91,291
 -------------        -------------        ------------      --------------
     7,329,063           71,075,223          32,918,073         100,120,265
             0                    0             988,815          10,649,451
    (7,490,346)         (50,826,793)        (32,478,085)        (90,992,576)
 -------------        -------------        ------------      --------------

      (161,283)          20,248,430           1,428,803          19,777,140
 -------------        -------------        ------------      --------------
    33,022,178           81,641,589          32,133,477          45,801,004
             0                    0           1,658,842          15,057,397
   (26,849,615)         (35,910,231)        (24,231,100)        (38,093,149)
 -------------        -------------        ------------      --------------

     6,172,563           45,731,358           9,561,219          22,765,252
 -------------        -------------        ------------      --------------
     2,908,220           23,006,637          59,432,044         161,634,050
             0                    0           3,154,113          67,456,720
    (7,047,715)         (32,342,167)        (80,779,028)       (405,385,579)
 -------------        -------------        ------------      --------------

    (4,139,495)          (9,335,530)        (18,192,871)       (176,294,809)
 -------------        -------------        ------------      --------------

     2,018,901           56,479,946          (2,995,686)       (132,085,769)
 -------------        -------------        ------------      --------------
    (8,412,181)        (108,766,526)        (12,155,884)       (541,457,116)
 =============        =============        ============      ==============
 $ 223,946,352        $ 232,358,533        $562,150,839      $  574,306,723
 =============        =============        ============      ==============

             64 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                              DISCOVERY FUND
                                                                                   -----------------------------------
                                                                                       For the
                                                                                   Six Months Ended        For the
                                                                                    April 30, 2009       Year Ended
                                                                                      (Unaudited)     October 31, 2008
                                                                                   ----------------   ----------------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A .......................................................         333,292            253,878
   Shares issued in reinvestment of distributions - Class A ....................               0              1,972
   Shares redeemed - Class A ...................................................        (126,801)           (46,783)
                                                                                     -----------        -----------
   Net increase (decrease) in shares outstanding - Class A .....................         206,491            209,067
                                                                                     -----------        -----------
   Shares sold - Class C .......................................................          15,146             92,036
   Shares issued in reinvestment of distributions - Class C ....................               0              5,531
   Shares redeemed - Class C ...................................................         (23,531)            (8,051)
                                                                                     -----------        -----------
   Net increase (decrease) in shares outstanding - Class C .....................          (8,385)            89,516
                                                                                     -----------        -----------
   Shares sold - Administrator Class ...........................................       1,452,719          2,312,939
   Shares issued in reinvestment of distributions - Administrator Class ........               0            713,384
   Shares redeemed - Administrator Class .......................................        (926,453)        (1,746,080)
                                                                                     -----------        -----------
   Net increase (decrease) in shares outstanding - Administrator Class .........         526,266          1,280,243
                                                                                     -----------        -----------
   Shares sold - Institutional Class ...........................................         863,213          2,166,144
   Shares issued in reinvestment of distributions - Institutional Class ........               0             20,009
   Shares redeemed - Institutional Class .......................................        (589,128)          (818,603)
                                                                                     -----------        -----------
   Net increase (decrease) in shares outstanding - Institutional Class .........         274,085          1,367,550
                                                                                     -----------        -----------
   Shares sold - Investor Class ................................................       1,329,721          4,545,144
   Shares issued in reinvestment of distributions - Investor Class .............               0          1,936,780
   Shares redeemed - Investor Class ............................................      (1,912,046)        (5,118,314)
                                                                                     -----------        -----------
   Net increase (decrease) in shares outstanding - Investor Class ..............        (582,325)         1,363,610
                                                                                     -----------        -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ..........................................................         416,132          4,309,986
                                                                                     ===========        ===========
Ending balance of undistributed net investment income (loss) ...................     $  (713,401)       $         0
                                                                                     -----------        -----------

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 65


Statements of Changes in Net Assets

            ENTERPRISE FUND                    MID CAP DISCIPLINED FUND
--------------------------------------   -----------------------------------
     For the                                 For the
Six Months Ended        For the          Six Months Ended       For the
 April 30, 2009        Year Ended         April 30, 2009       Year Ended
   (Unaudited)     October 31, 2008(1)      (Unaudited)     October 31, 2008
----------------   -------------------   ----------------   ----------------

        4,880               28,182             354,664              92,788
            0                    0               2,735                 843
       (6,499)             (35,736)            (43,968)             (6,576)
  -----------          -----------         -----------        ------------
       (1,619)              (7,554)            313,431              87,055
  -----------          -----------         -----------        ------------
        9,237                  977              16,995               5,768
            0                    0                  59                  47
          (39)                   0                (218)               (628)
  -----------          -----------         -----------        ------------
        9,198                  977              16,836               5,187
  -----------          -----------         -----------        ------------
      382,558            2,112,703           2,553,236           5,318,322
            0                    0              75,252             540,263
     (390,591)          (1,540,413)         (2,540,704)         (4,867,125)
  -----------          -----------         -----------        ------------
       (8,033)             572,290              87,784             991,460
  -----------          -----------         -----------        ------------
    1,742,873            2,567,595           2,450,351           2,659,295
            0                    0             126,052             760,738
   (1,421,216)          (1,175,414)         (1,853,999)         (2,158,596)
  -----------          -----------         -----------        ------------
      321,657            1,392,181             722,404           1,261,437
  -----------          -----------         -----------        ------------
      154,855              701,450           4,613,574           8,563,249
            0                    0             239,492           3,426,908
     (383,919)          (1,048,110)         (6,407,806)        (21,495,096)
  -----------          -----------         -----------        ------------
     (229,064)            (346,660)         (1,554,740)         (9,504,939)
  -----------          -----------         -----------        ------------

       92,139            1,611,234            (414,285)         (7,159,800)
  ===========          ===========         ===========        ============
  $  (469,086)         $         0         $ 2,051,910        $  4,266,360
  -----------          -----------         -----------        ------------

             66 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                     OPPORTUNITY FUND
                                                                            ---------------------------------
                                                                                For the           For the
                                                                            Six Months Ended     Year Ended
                                                                             April 30, 2009      October 31,
                                                                               (Unaudited)         2008(1)
                                                                            ----------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   Beginning net assets .................................................    $1,013,861,257    $1,918,256,367
OPERATIONS
   Net investment income (loss) .........................................         2,275,110         3,044,280
   Net realized gain (loss) on investments ..............................      (160,117,406)      (48,370,566)
   Net change in unrealized appreciation (depreciation) of investments ..       174,594,862      (628,311,312)
                                                                             --------------    --------------
Net increase (decrease) in net assets resulting from operations .........        16,752,566      (673,637,598)
                                                                             --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income
      Class A ...........................................................                 0          (526,930)
      Class C ...........................................................                 0                 0
      Administrator Class ...............................................                 0        (2,299,721)
      Institutional Class ...............................................                 0                NA
      Investor Class ....................................................                 0       (19,525,561)
   Net realized gain on sales of investments
      Class A ...........................................................                 0        (6,153,766)
      Class C ...........................................................                 0                 0
      Administrator Class ...............................................                 0       (21,181,868)
      Institutional Class ...............................................                 0                NA
      Investor Class ....................................................                 0      (236,321,738)
   Return of capital
      Class A ...........................................................                 0          (163,146)
      Administrator Class ...............................................                 0          (561,566)
      Institutional Class ...............................................                 0        (6,265,275)
                                                                             --------------    --------------
Total distributions to shareholders .....................................                 0      (292,999,571)
                                                                             --------------    --------------
CAPITAL SHARES TRANSACTIONS
   Proceeds from shares sold - Class A ..................................         2,989,904         5,635,675
   Reinvestment of distributions - Class A ..............................                 0         6,764,947
   Cost of shares redeemed - Class A ....................................        (5,309,913)      (15,165,505)
                                                                              -------------    --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class A ............................................        (2,320,009)       (2,764,883)
                                                                              -------------    --------------
   Proceeds from shares sold - Class C ..................................             1,500            10,000
   Reinvestment of distributions - Class C ..............................                 0                 0
   Cost of shares redeemed - Class C ....................................                 0                 0
                                                                              -------------    --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Class C ............................................             1,500            10,000
                                                                              -------------    --------------
   Proceeds from shares sold - Administrator Class ......................        16,461,001        54,660,035
   Reinvestment of distributions - Administrator Class ..................                 0        24,021,999
   Cost of shares redeemed - Administrator Class ........................        (9,918,636)      (50,017,345)
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Administrator Class ................................         6,542,365        28,664,689
                                                                             --------------    --------------
   Proceeds from shares sold - Institutional Class ......................                NA                NA
   Reinvestment of distributions - Institutional Class ..................                NA                NA
   Cost of shares redeemed - Institutional Class ........................                NA                NA
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Institutional Class ................................                NA                NA
                                                                             --------------    --------------
   Proceeds from shares sold - Investor Class ...........................        36,361,204       107,844,263
   Reinvestment of distributions - Investor Class .......................                 0       253,499,248
   Cost of shares redeemed - Investor Class .............................       (81,280,253)     (325,011,258)
                                                                             --------------    --------------
   Net increase (decrease) in net assets resulting from capital share
      transactions - Investor Class .....................................       (44,919,049)       36,332,253
                                                                             --------------    --------------
Net increase (decrease) in net assets resulting from capital share
   transactions - Total .................................................       (40,695,193)       62,242,059
                                                                             --------------    --------------
NET INCREASE (DECREASE) IN NET ASSETS ...................................       (23,942,627)     (904,395,110)
                                                                             ==============    ==============
ENDING NET ASSETS .......................................................    $  989,918,630    $1,013,861,257
                                                                             ==============    ==============

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 67


Statements of Changes in Net Assets

     SMALL CAP DISCIPLINED FUND              SMALL/MID CAP VALUE FUND
------------------------------------   -----------------------------------
    For the
  Six Months                                For the
     Ended             For the         Six Months Ended       For the
April 30, 2009       Year Ended          April 30, 2009      Year Ended
  (Unaudited)    October 31, 2008(1)      (Unaudited)     October 31, 2008
--------------   -------------------   ----------------   -----------------

 $284,188,895       $ 510,940,361       $135,051,022       $ 215,002,480

      163,569             916,989            884,128           1,038,944
  (49,122,951)        (13,911,044)       (15,809,698)         (2,151,475)
   29,685,649        (140,958,912)        19,103,493        (105,343,523)
 ------------       -------------       ------------       -------------
  (19,273,733)       (153,952,967)         4,177,923        (106,456,054)
 ------------       -------------       ------------       -------------


          (77)                  0                  0              (8,835)
            0                   0                  0                (225)
            0            (160,700)                 0            (173,061)
     (164,249)         (1,649,395)                 0             (49,369)
            0          (3,654,263)                 0            (191,583)

            0                   0                  0            (127,863)
            0                   0                  0              (5,886)
            0            (762,908)                 0          (3,404,321)
            0          (6,755,635)                 0            (763,872)
            0         (23,773,647)                 0         (14,741,965)

            0                   0                  0                   0
            0                   0                  0                   0
            0                   0                  0                   0
 ------------       -------------       ------------       -------------
     (164,326)        (36,756,548)                 0         (19,466,980)
 ------------       -------------       ------------       -------------

      136,304              49,486          5,562,605          22,120,137
           77                   0                  0             136,698
          (70)            (12,397)        (3,691,762)         (1,926,806)
  -----------       -------------       ------------       -------------

      136,311              37,089          1,870,843          20,330,029
  -----------       -------------       ------------       -------------
       64,866              42,931          1,698,386           7,647,630
            0                   0                  0               6,111
            0             (10,000)          (948,589)           (418,029)
  -----------       -------------       ------------       -------------

       64,866              32,931            749,797           7,235,712
  -----------       -------------       ------------       -------------
    3,019,393           6,907,256         23,966,537          32,726,846
            0             915,636                  0           3,090,608
   (3,906,717)         (9,397,709)       (18,293,558)        (17,681,451)
 ------------       -------------       ------------       -------------

     (887,324)         (1,574,817)         5,672,979          18,136,003
 ------------       -------------       ------------       -------------
   11,448,057          29,545,004          1,077,917          10,018,594
      164,234           8,404,891                  0              86,227
  (12,205,565)        (45,238,742)          (609,472)           (457,607)
 ------------       -------------       ------------       -------------

     (593,274)         (7,288,847)           468,445           9,647,214
 ------------       -------------       ------------       -------------
   24,636,340          89,671,456         14,316,778          50,476,316
            0          24,819,873                  0          14,279,273
  (39,071,361)       (141,739,636)       (19,145,590)        (74,132,971)
 ------------       -------------       ------------       -------------

  (14,435,021)        (27,248,307)        (4,828,812)         (9,377,382)
 ------------       -------------       ------------       -------------

  (15,714,442)        (36,041,951)         3,933,252          45,971,576
 ------------       -------------       ------------       -------------
  (35,152,501)       (226,751,466)         8,111,175         (79,951,458)
 ============       =============       ============       =============
 $249,036,394       $ 284,188,895       $143,162,197       $ 135,051,022
 ============       =============       ============       =============

             68 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                             Statements of Changes in Net Assets

                                                                                   OPPORTUNITY FUND
                                                                            ----------------------------
                                                                             For the Six       For the
                                                                             Months Ended     Year Ended
                                                                            April 30, 2009   October 31,
                                                                              (Unaudited)      2008(1)
                                                                            --------------   -----------
SHARES ISSUED AND REDEEMED
   Shares sold - Class A ................................................        144,798         173,005
   Shares issued in reinvestment of distributions - Class A .............              0         188,883
   Shares redeemed - Class A ............................................       (259,116)       (452,419)
                                                                             -----------     -----------
   Net increase (decrease) in shares outstanding - Class A ..............       (114,318)        (90,531)
                                                                             -----------     -----------
   Shares sold - Class C ................................................             72             298
   Shares issued in reinvestment of distributions - Class C .............              0               0
   Shares redeemed - Class C ............................................              0               0
                                                                             -----------     -----------
   Net increase (decrease) in shares outstanding - Class C ..............             72             298
                                                                             -----------     -----------
   Shares sold - Administrator Class ....................................        767,426       1,589,566
   Shares issued in reinvestment of distributions - Administrator
      Class .............................................................              0         646,691
   Shares redeemed - Administrator Class ................................       (458,153)     (1,441,069)
                                                                             -----------     -----------
   Net increase (decrease) in shares outstanding - Administrator Class ..        309,273         795,188
                                                                             -----------     -----------
   Shares sold - Institutional Class ....................................             NA              NA
   Shares issued in reinvestment of distributions - Institutional
      Class .............................................................             NA              NA
   Shares redeemed - Institutional Class ................................             NA              NA
                                                                             -----------     -----------
   Net increase (decrease) in shares outstanding - Institutional Class ..             NA              NA
                                                                             -----------     -----------
   Shares sold - Investor Class .........................................      1,701,048       3,181,750
   Shares issued in reinvestment of distributions - Investor Class ......              0       6,922,747
   Shares redeemed - Investor Class .....................................     (3,900,228)     (9,610,232)
                                                                             -----------     -----------
   Net increase (decrease) in shares outstanding - Investor Class .......     (2,199,180)        494,265
                                                                             -----------     -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING RESULTING FROM CAPITAL
   SHARE TRANSACTIONS ...................................................     (2,004,153)      1,199,220
                                                                             ===========     ===========
Ending balance of undistributed net investment income (loss) ............    $ 2,275,110     $         0
                                                                             -----------     -----------

The accompanying notes are an integral part of these financial statements.

              Wells Fargo Advantage Small and Mid Cap Stock Funds 69


Statements of Changes in Net Assets

     SMALL CAP DISCIPLINED FUND              SMALL/MID CAP VALUE FUND
------------------------------------   ---------------------------------
   For the
  Six Months                            For the Six
    Ended                               Months Ended        For the
April 30, 2009   For the Year Ended    April 30, 2009      Year Ended
  (Unaudited)    October 31, 2008(1)     (Unaudited)    October 31, 2008
--------------   -------------------   --------------   ----------------

      14,422               3,533             693,938        1,587,564
           8                   0                   0            9,421
          (7)               (936)           (467,231)        (157,159)
 -----------         -----------         -----------      -----------
      14,423               2,597             226,707        1,439,826
 -----------         -----------         -----------      -----------
       7,161               3,153             216,700          574,315
           0                   0                   0              422
           0                (735)           (124,181)         (38,169)
 -----------         -----------         -----------      -----------
       7,161               2,418              92,519          536,568
 -----------         -----------         -----------      -----------
     316,797             482,771           2,794,344        2,747,132
           0              58,669                   0          210,597
    (405,821)           (653,811)         (2,280,206)      (1,263,339)
 -----------         -----------         -----------      -----------
     (89,024)           (112,371)            514,138        1,694,390
 -----------         -----------         -----------      -----------
   1,200,810           2,116,543             137,558          619,127
      16,707             535,954                   0            5,862
  (1,290,537)         (3,161,786)            (87,032)         (34,933)
 -----------         -----------         -----------      -----------
     (73,020)           (509,289)             50,526          590,056
 -----------         -----------         -----------      -----------
   2,680,502           6,314,388           1,788,763        3,599,013
           0           1,605,684                   0          984,303
  (4,326,275)         (9,941,979)         (2,434,122)      (5,366,921)
 -----------         -----------         -----------      -----------
  (1,645,773)         (2,021,907)           (645,359)        (783,605)
 -----------         -----------         -----------      -----------

  (1,786,233)         (2,638,552)            238,531        3,477,235
 ===========         ===========         ===========      ===========
 $      (757)        $         0         $   884,125      $         0
 -----------         -----------         -----------      -----------

             70 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                  Net Realized   Distributions
                                                    Net Asset       Net       and Unrealized     from Net     Distributions
                                                    Value Per    Investment     Gain (Loss)     Investment      from Net
                                                      Share    Income (Loss)  on Investments      Income     Realized Gains
                                                    ---------  -------------  --------------  -------------  --------------
DISCOVERY FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ...    $14.52     (0.04)(6)         (0.91)        0.00             0.00
November 1, 2007 to October 31, 2008 .............    $28.07     (0.17)(6)         (9.40)        0.00            (3.98)
August 1, 2007(4) to October 31, 2007 ............    $25.25     (0.06)(6)          2.88         0.00             0.00
Class C
November 1, 2008 to April 30, 2009 (Unaudited) ...    $14.36     (0.08)(6)         (0.91)        0.00             0.00
November 1, 2007 to October 31, 2008 .............    $28.04     (0.32)(6)         (9.38)        0.00            (3.98)
August 1, 2007(4) to October 31, 2007 ............    $25.25     (0.19)(6)          2.98         0.00             0.00
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $14.65     (0.03)(6)         (0.92)        0.00             0.00
November 1, 2007 to October 31, 2008 .............    $28.23     (0.13)(6)         (9.47)        0.00            (3.98)
November 1, 2006 to October 31, 2007 .............    $22.42     (0.16)(6)          7.13         0.00            (1.16)
November 1, 2005 to October 31, 2006 .............    $20.89     (0.56)             3.62         0.00            (1.53)
April 11, 2005(4) to October 31, 2005 ............    $19.17     (0.05)             1.77         0.00             0.00
Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $14.73     (0.02)(6)         (0.92)        0.00             0.00
November 1, 2007 to October 31, 2008 .............    $28.31     (0.09)(6)         (9.51)        0.00            (3.98)
November 1, 2006 to October 31, 2007 .............    $22.43     (0.08)(6)          7.12         0.00            (1.16)
August 31, 2006(4) to October 31, 2006 ...........    $21.42     (0.01)             1.02         0.00             0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $14.49     (0.04)(6)         (0.92)        0.00             0.00
November 1, 2007 to October 31, 2008 .............    $28.02     (0.18)(6)         (9.37)        0.00            (3.98)
November 1, 2006 to October 31, 2007 .............    $22.31     (0.22)(6)          7.09         0.00            (1.16)
November 1, 2005 to October 31, 2006 .............    $20.84     (0.20)             3.20         0.00            (1.53)
January 1, 2005 to October 31, 2005(7) ...........    $21.53     (0.17)             0.45         0.00            (0.97)
January 1, 2004 to December 31, 2004 .............    $19.73     (0.21)             3.22         0.00            (1.21)
January 1, 2003 to December 31, 2003 .............    $14.42     (0.12)             5.64        (0.00)(5)        (0.21)
ENTERPRISE FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ...    $21.77     (0.06)(6)         (0.95)        0.00             0.00
November 1, 2007 to October 31, 2008(8) ..........    $37.95     (0.25)(6)        (15.93)        0.00             0.00
November 1, 2006 to October 31, 2007(8) ..........    $29.31     (0.26)(6)          8.90         0.00             0.00
November 1, 2005 to October 31, 2006(8) ..........    $25.57     (0.31)             4.05         0.00             0.00
January 1, 2005 to October 31, 2005(7, 8) ........    $25.04     (0.21)(6)          0.74         0.00             0.00
January 1, 2004 to December 31, 2004(8) ..........    $21.79     (0.27)(6)          3.52         0.00             0.00
January 1, 2003 to December 31, 2003(8) ..........    $15.86     (0.23)             6.16         0.00             0.00
Class C
November 1, 2008 to April 30, 2009 (Unaudited) ...    $21.49     (0.14)(6)         (0.94)        0.00             0.00
March 31, 2008(4) to October 31, 2008 ............    $30.67     (0.27)(6)         (8.91)        0.00             0.00

----------
(1.) During each period, various fees and expenses were waived and reimbursed as indicated. The ratio of Gross Expenses to Average Net Assets reflects the expense ratio in the absence of any waivers and reimbursements (Note 3).

(2.) Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

(3.) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

(4.) Commencement of operations.

(5.) Amount calculated is less than $0.005.

(6.) Calculated based upon average shares outstanding.

(7.) The Fund changed its fiscal year-end from December 31 to October 31.

(8.) On June 20, 2008, Advisor Class was renamed to Class A.

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 71


Financial Highlights

              Ending    Ratio to Average Net Assets (Annualized)(1)
            Net Asset  --------------------------------------------             Portfolio   Net Assets at
  Return    Value Per  Net Investment    Gross   Expenses     Net      Total     Turnover   End of Period
of Capital    Share     Income (Loss)  Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
----------  ---------  --------------  --------  --------  --------  ---------  ---------  ---------------


   0.00       $13.57       (0.64)%       1.46%    (0.13)%    1.33%     (6.61)%     117%        $  5,744
   0.00       $14.52       (0.85)%       1.41%    (0.08)%    1.33%    (39.00)%     153%        $  3,150
   0.00       $28.07       (0.87)%       1.38%    (0.08)%    1.30%     11.17%      137%        $    220

   0.00       $13.37       (1.38)%       2.20%    (0.12)%    2.08%     (6.89)%     117%        $  1,257
   0.00       $14.36       (1.59)%       2.18%    (0.10)%    2.08%    (39.57)%     153%        $  1,471
   0.00       $28.04       (2.85)%       2.02%    (0.14)%    1.88%     11.05%      137%        $    362

   0.00       $13.70       (0.45)%       1.27%    (0.12)%    1.15%     (6.48)%     117%        $ 84,218
   0.00       $14.65       (0.62)%       1.24%    (0.09)%    1.15%    (38.87)%     153%        $ 82,359
   0.00       $28.23       (0.65)%       1.22%    (0.07)%    1.15%     32.49%      137%        $122,576
   0.00       $22.42       (0.69)%       1.25%    (0.10)%    1.15%     15.22%      120%        $ 68,374
   0.00       $20.89       (0.76)%       1.24%    (0.11)%    1.13%      8.97%      110%        $  5,043

   0.00       $13.79       (0.27)%       1.00%    (0.05)%    0.95%     (6.38)%     117%        $ 25,734
   0.00       $14.73       (0.45)%       1.00%    (0.05)%    0.95%    (38.74)%     153%        $ 23,455
   0.00       $28.31       (0.32)%       0.96%    (0.01)%    0.95%     32.80%      137%        $  6,359
   0.00       $22.43       (0.37)%       0.87%     0.00%     0.87%      4.72%      120%        $     10

   0.00       $13.53       (0.67)%       1.56%    (0.18)%    1.38%     (6.63)%     117%        $160,147
   0.00       $14.49       (0.84)%       1.56%    (0.18)%    1.38%    (39.00)%     153%        $179,913
   0.00       $28.02       (0.89)%       1.57%    (0.19)%    1.38%     32.19%      137%        $309,759
   0.00       $22.31       (0.91)%       1.58%    (0.20)%    1.38%     14.96%      120%        $218,187
   0.00       $20.84       (1.00)%       1.55%    (0.16)%    1.39%      1.68%      110%        $199,313
   0.00       $21.53       (1.11)%       1.44%    (0.04)%    1.40%     15.69%      171%        $191,181
   0.00       $19.73       (0.67)%       1.47%    (0.04)%    1.43%     38.34%      302%        $166,793


   0.00       $20.76       (0.66)%       1.47%    (0.09)%    1.38%     (4.69)%     106%        $    777
   0.00       $21.77       (0.79)%       1.45%    (0.05)%    1.40%    (42.63)%     179%        $    851
   0.00       $37.95       (0.79)%       1.42%    (0.02)%    1.40%     29.48%      117%        $  1,769
   0.00       $29.31       (0.89)%       1.42%    (0.03)%    1.39%     14.63%      118%        $  1,761
   0.00       $25.57       (1.02)%       1.49%    (0.04)%    1.45%      2.12%      116%        $  1,430
   0.00       $25.04       (1.22)%       1.60%    (0.05)%    1.55%     14.92%      184%        $  1,529
   0.00       $21.79       (1.14)%       1.53%    (0.03)%    1.50%     37.39%      261%        $  1,690

   0.00       $20.41       (1.54)%       2.26%    (0.13)%    2.13%     (4.98)%     106%        $    208
   0.00       $21.49       (1.58)%       2.18%    (0.03)%    2.15%    (29.96)%     179%        $     21

             72 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                  Net Realized   Distributions
                                                    Net Asset       Net       and Unrealized     from Net     Distributions
                                                    Value Per    Investment     Gain (Loss)     Investment      from Net
                                                      Share    Income (Loss)  on Investments      Income     Realized Gains
                                                    ---------  -------------  --------------  -------------  --------------
ENTERPRISE FUND (continued)
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $22.27    (0.04)(6)          (0.97)          0.00           0.00
November 1, 2007 to October 31, 2008 .............    $38.71    (0.18)(6)         (16.26)          0.00           0.00
November 1, 2006 to October 31, 2007 .............    $29.83    (0.18)(6)           9.06           0.00           0.00
November 1, 2005 to October 31, 2006 .............    $25.95     0.07               3.81           0.00           0.00
January 1, 2005 to October 31, 2005(7) ...........    $25.36    (0.14)(6)           0.73           0.00           0.00
January 1, 2004 to December 31, 2004 .............    $21.98    (0.19)(6)           3.57           0.00           0.00
January 1, 2003 to December 31, 2003 .............    $15.94    (0.10)              6.14           0.00           0.00
Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $22.44    (0.02)(6)          (0.97)          0.00           0.00
November 1, 2007 to October 31, 2008 .............    $38.90    (0.10)(6)         (16.36)          0.00           0.00
November 1, 2006 to October 31, 2007 .............    $29.90    (0.10)(6)           9.10           0.00           0.00
November 1, 2005 to October 31, 2006 .............    $25.95    (0.34)              4.29           0.00           0.00
January 1, 2005 to October 31, 2005(7) ...........    $25.30    (0.10)(6)           0.75           0.00           0.00
January 1, 2004 to December 31, 2004 .............    $21.87    (0.11)(6)           3.54           0.00           0.00
June 30, 2003(4) to December 31, 2003 ............    $18.34    (0.06)              3.59           0.00           0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $21.56    (0.07)(6)          (0.94)          0.00           0.00
November 1, 2007 to October 31, 2008 .............    $37.62    (0.29)(6)         (15.77)          0.00           0.00
November 1, 2006 to October 31, 2007 .............    $29.11    (0.32)(6)           8.83           0.00           0.00
November 1, 2005 to October 31, 2006 .............    $25.43    (0.33)              4.01           0.00           0.00
January 1, 2005 to October 31, 2005(7) ...........    $24.95    (0.25)(6)           0.73           0.00           0.00
January 1, 2004 to December 31, 2004 .............    $21.78    (0.34)(6)           3.51           0.00           0.00
January 1, 2003 to December 31, 2003 .............    $15.90    (0.30)              6.18           0.00           0.00
MID CAP DISCIPLINED FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ...    $13.90     0.08(6)           (0.09)         (0.19)          0.00
November 1, 2007 to October 31, 2008 .............    $23.12     0.28              (7.34)         (0.28)         (1.88)
August 1, 2007(4) to October 31, 2007 ............    $22.85     0.07(6)            0.20           0.00           0.00
Class C
November 1, 2008 to April 30, 2009 (Unaudited) ...    $13.83     0.04(6)           (0.10)         (0.14)          0.00
November 1, 2007 to October 31, 2008 .............    $23.08     0.14              (7.31)         (0.20)         (1.88)
August 1, 2007(4) to October 31, 2007 ............    $22.85     0.05(6)            0.18           0.00           0.00
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $13.99     0.10(6)           (0.11)         (0.17)          0.00
November 1, 2007 to October 31, 2008 .............    $23.16     0.13              (7.20)         (0.22)         (1.88)
November 1, 2006 to October 31, 2007 .............    $23.40     0.21(6)            1.11          (0.15)         (1.41)
November 1, 2005 to October 31, 2006 .............    $23.25     0.12               3.47          (0.02)         (3.42)
April 11, 2005(4) to October 31, 2005 ............    $21.84     0.05(6)            1.36           0.00           0.00
Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $14.05     0.11(6)           (0.10)         (0.21)          0.00
November 1, 2007 to October 31, 2008 .............    $23.26     0.18              (7.22)         (0.29)         (1.88)
November 1, 2006 to October 31, 2007 .............    $23.47     0.29(6)            1.10          (0.19)         (1.41)
November 1, 2005 to October 31, 2006 .............    $23.28     0.20               3.46          (0.05)         (3.42)
April 11, 2005(4) to October 31, 2005 ............    $21.84     0.07(6)            1.37           0.00           0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $13.97     0.09(6)           (0.11)         (0.12)          0.00
November 1, 2007 to October 31, 2008 .............    $23.11     0.14              (7.23)         (0.17)         (1.88)
November 1, 2006 to October 31, 2007 .............    $23.36     0.18(6)            1.10          (0.12)         (1.41)
November 1, 2005 to October 31, 2006 .............    $23.23     0.10               3.45           0.00          (3.42)
January 1, 2005 to October 31, 2005(7) ...........    $22.34     0.00(5, 6)         1.07           0.00          (0.18)
January 1, 2004 to December 31, 2004 .............    $20.13     0.06               4.00          (0.05)         (1.80)
January 1, 2003 to December 31, 2003 .............    $14.85     0.02               5.99          (0.02)         (0.71)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 73


Financial Highlights

              Ending    Ratio to Average Net Assets (Annualized)(1)
            Net Asset  --------------------------------------------             Portfolio   Net Assets at
  Return    Value Per  Net Investment    Gross   Expenses     Net      Total     Turnover   End of Period
of Capital    Share     Income (Loss)  Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
----------  ---------  --------------  --------  --------  --------  ---------  ---------  ---------------


   0.00       $21.26       (0.44)%       1.29%    (0.14)%    1.15%     (4.54)%     106%        $ 13,843
   0.00       $22.27       (0.55)%       1.26%    (0.11)%    1.15%    (42.47)%     179%        $ 14,677
   0.00       $38.71       (0.54)%       1.24%    (0.09)%    1.15%     29.77%      117%        $  3,358
   0.00       $29.83       (0.63)%       1.23%    (0.08)%    1.15%     14.95%      118%        $  2,553
   0.00       $25.95       (0.64)%       1.23%    (0.08)%    1.15%      2.33%      116%        $  3,290
   0.00       $25.36       (0.83)%       1.34%    (0.20)%    1.14%     15.38%      184%        $ 12,499
   0.00       $21.98       (0.82)%       1.30%    (0.14)%    1.16%     37.89%      261%        $ 34,204

   0.00       $21.45       (0.18)%       1.02%    (0.12)%    0.90%     (4.41)%     106%        $106,440
   0.00       $22.44       (0.29)%       0.98%    (0.08)%    0.90%    (42.31)%     179%        $104,121
   0.00       $38.90       (0.30)%       0.97%    (0.07)%    0.90%     30.10%      117%        $126,347
   0.00       $29.90       (0.39)%       0.98%    (0.08)%    0.90%     15.22%      118%        $ 36,587
   0.00       $25.95       (0.47)%       0.97%    (0.09)%    0.88%      2.57%      116%        $ 15,780
   0.00       $25.30       (0.47)%       0.88%    (0.05)%    0.83%     15.68%      184%        $  7,126
   0.00       $21.87       (0.67)%       1.18%    (0.21)%    0.97%     19.25%      261%        $  2,114

   0.00       $20.55       (0.76)%       1.58%    (0.10)%    1.48%     (4.68)%     106%        $102,679
   0.00       $21.56       (0.91)%       1.57%    (0.04)%    1.53%    (42.69)%     179%        $112,689
   0.00       $37.62       (0.96)%       1.59%    (0.02)%    1.57%     29.23%      117%        $209,651
   0.00       $29.11       (1.05)%       1.59%    (0.03)%    1.56%     14.47%      118%        $192,533
   0.00       $25.43       (1.23)%       1.69%    (0.04)%    1.65%      1.92%      116%        $196,077
   0.00       $24.95       (1.51)%       1.89%    (0.04)%    1.85%     14.55%      184%        $260,212
   0.00       $21.78       (1.44)%       1.96%    (0.16)%    1.80%     36.98%      261%        $249,221


   0.00       $13.70        1.35%        1.49%    (0.24)%    1.25%      0.03%       32%        $  5,548
   0.00       $13.90        0.65%        1.38%    (0.13)%    1.25%    (33.17)%     158%        $  1,273
   0.00       $23.12        1.17%        1.39%    (0.19)%    1.20%      1.18%      113%        $    104

   0.00       $13.63        0.66%        2.44%    (0.44)%    2.00%     (0.41)%      32%        $    306
   0.00       $13.83       (0.08)%       2.01%    (0.01)%    2.00%    (33.66)%     158%        $     78
   0.00       $23.08        0.79%        2.12%    (0.14)%    1.98%      1.01%      113%        $     10

   0.00       $13.81        1.54%        1.29%    (0.14)%    1.15%     (0.04)%      32%        $ 85,952
   0.00       $13.99        0.81%        1.21%    (0.06)%    1.15%    (33.08)%     158%        $ 85,786
   0.00       $23.16        0.91%        1.17%    (0.02)%    1.15%      5.75%      113%        $119,079
   0.00       $23.40        0.70%        1.20%    (0.05)%    1.15%     17.47%      125%        $ 97,014
   0.00       $23.25        0.36%        1.20%    (0.06)%    1.14%      6.46%       94%        $ 54,344

   0.00       $13.85        1.79%        1.02%    (0.12)%    0.90%      0.12%       32%        $121,133
   0.00       $14.05        1.06%        0.96%    (0.06)%    0.90%    (32.89)%     158%        $112,753
   0.00       $23.26        1.23%        0.90%     0.00%     0.90%      6.04%      113%        $157,342
   0.00       $23.47        0.93%        0.92%    (0.02)%    0.90%     17.77%      125%        $137,471
   0.00       $23.28        0.53%        0.92%    (0.04)%    0.88%      6.59%       94%        $116,867

   0.00       $13.83        1.37%        1.58%    (0.27)%    1.31%     (0.07)%      32%        $349,211
   0.00       $13.97        0.67%        1.54%    (0.23)%    1.31%    (33.19)%     158%        $374,417
   0.00       $23.11        0.76%        1.52%    (0.21)%    1.31%      5.58%      113%        $839,228
   0.00       $23.36        0.53%        1.54%    (0.23)%    1.31%     17.26%      125%        $756,815
   0.00       $23.23        0.02%        1.51%    (0.17)%    1.34%      4.83%       94%        $535,900
   0.00       $22.34        0.36%        1.35%    (0.05)%    1.30%     21.18%       62%        $676,333
   0.00       $20.13        0.13%        1.49%    (0.04)%    1.45%     40.66%      252%        $314,764

             74 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                  Net Realized   Distributions
                                                    Net Asset       Net       and Unrealized     from Net     Distributions
                                                    Value Per    Investment     Gain (Loss)     Investment      from Net
                                                      Share    Income (Loss)  on Investments      Income     Realized Gains
                                                    ---------  -------------  --------------  -------------  --------------
OPPORTUNITY FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ...    $23.24     0.06(6)            0.50           0.00           0.00
November 1, 2007 to October 31, 2008(8) ..........    $45.42     0.08(6)          (15.15)         (0.47)         (6.47)
November 1, 2006 to October 31, 2007(8) ..........    $47.74     0.24(6)            5.94          (0.06)         (8.44)
November 1, 2005 to October 31, 2006(8) ..........    $46.57     0.23               5.87           0.00          (4.93)
January 1, 2005 to October 31, 2005(7, 8) ........    $45.71    (0.12)(6)           0.98           0.00           0.00
January 1, 2004 to December 31, 2004(8) ..........    $38.94    (0.34)              7.11           0.00           0.00
January 1, 2003 to December 31, 2003(8) ..........    $28.37    (0.19)(6)          10.76           0.00           0.00
Class C
November 1, 2008 to April 30, 2009 (Unaudited) ...    $23.66    (0.02)(6)           0.51           0.00           0.00
March 31, 2008(4) to October 31, 2008 ............    $33.56    (0.06)(6)          (9.84)          0.00           0.00
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $24.10     0.08(6)            0.54           0.00           0.00
November 1, 2007 to October 31, 2008 .............    $46.86     0.17(6)          (15.69)         (0.60)         (6.47)
November 1, 2006 to October 31, 2007 .............    $49.05     0.33(6)            6.14          (0.22)         (8.44)
November 1, 2005 to October 31, 2006 .............    $47.61     0.19               6.18           0.00          (4.93)
January 1, 2005 to October 31, 2005(7) ...........    $46.65    (0.05)(6)           1.01           0.00           0.00
January 1, 2004 to December 31, 2004 .............    $39.58    (0.14)              7.21           0.00           0.00
January 1, 2003 to December 31, 2003 .............    $28.73    (0.06)(6)          10.91           0.00           0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $23.76     0.05(6)            0.53           0.00           0.00
November 1, 2007 to October 31, 2008 .............    $46.28     0.06(6)          (15.48)         (0.46)         (6.47)
November 1, 2006 to October 31, 2007 .............    $48.54     0.23(6)            6.04          (0.09)         (8.44)
November 1, 2005 to October 31, 2006 .............    $47.29     0.09               6.09           0.00          (4.93)
January 1, 2005 to October 31, 2005(7) ...........    $46.40    (0.10)(6)           0.99           0.00           0.00
January 1, 2004 to December 31, 2004 .............    $39.45    (0.26)              7.21           0.00           0.00
January 1, 2003 to December 31, 2003 .............    $28.70    (0.14)(6)          10.89           0.00           0.00
SMALL CAP DISCIPLINED FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ...    $11.08     0.00(5, 6)        (0.64)         (0.01)          0.00
March 31, 2008(4) to October 31, 2008 ............    $13.72     0.00(6)           (2.64)          0.00           0.00
Class C
November 1, 2008 to April 30, 2009 (Unaudited) ...    $10.95    (0.03)(6)          (0.65)          0.00           0.00
March 31, 2008(4) to October 31, 2008 ............    $13.61    (0.06)(6)          (2.60)          0.00           0.00
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $11.10     0.02(6)           (0.66)          0.00           0.00
November 1, 2007 to October 31, 2008 .............    $18.10     0.06(6)           (5.70)         (0.22)         (1.14)
November 1, 2006 to October 31, 2007 .............    $18.11     0.11(6)            0.75           0.00          (0.87)
November 1, 2005 to October 31, 2006 .............    $16.07     0.01(6)            2.81           0.00          (0.78)
April 11, 2005(4) to October 31, 2005 ............    $15.99    (0.01)              0.09           0.00           0.00
Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $11.15     0.02(6)           (0.64)         (0.03)          0.00
November 1, 2007 to October 31, 2008 .............    $18.19     0.09(6)           (5.73)         (0.26)         (1.14)
November 1, 2006 to October 31, 2007 .............    $18.16     0.15(6)            0.75           0.00          (0.87)
November 1, 2005 to October 31, 2006 .............    $16.09     0.03(6)            2.82           0.00          (0.78)
April 11, 2005(4) to October 31, 2005 ............    $15.99     0.00               0.10           0.00           0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $10.99     0.00(5, 6)        (0.64)          0.00           0.00
November 1, 2007 to October 31, 2008 .............    $17.92     0.02(6)           (5.65)         (0.16)         (1.14)
November 1, 2006 to October 31, 2007 .............    $18.00     0.05(6)            0.74           0.00          (0.87)
November 1, 2005 to October 31, 2006 .............    $16.04    (0.06)(6)           2.80           0.00          (0.78)
January 1, 2005 to October 31, 2005(7) ...........    $16.70    (0.07)             (0.38)          0.00          (0.21)
January 1, 2004 to December 31, 2004 .............    $13.91    (0.06)              3.75           0.00          (0.90)
January 1, 2003 to December 31, 2003 .............    $ 9.12    (0.05)              5.71           0.00          (0.87)

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 75


Financial Highlights

              Ending    Ratio to Average Net Assets (Annualized)(1)
            Net Asset  --------------------------------------------             Portfolio   Net Assets at
  Return    Value Per  Net Investment    Gross   Expenses     Net      Total     Turnover   End of Period
of Capital    Share     Income (Loss)  Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
----------  ---------  --------------  --------  --------  --------  ---------  ---------  ---------------


   0.00       $23.80        0.55%        1.39%    (0.10)%    1.29%      2.41%       27%       $   18,478
  (0.17)      $23.24        0.22%        1.34%    (0.05)%    1.29%    (38.55)%      73%       $   20,695
   0.00       $45.42        0.55%        1.36%    (0.07)%    1.29%     14.89%       56%       $   44,558
   0.00       $47.74        0.39%        1.30%    (0.01)%    1.29%     13.86%       39%       $   51,489
   0.00       $46.57       (0.49)%       1.42%    (0.02)%    1.40%      1.88%       35%       $  119,986
   0.00       $45.71       (0.76)%       1.60%    (0.04)%    1.56%     17.39%       42%       $  137,439
   0.00       $38.94       (0.58)%       1.56%    (0.01)%    1.55%     37.26%       60%       $  140,500

   0.00       $24.15       (0.20)%       2.14%    (0.10)%    2.04%      2.07%       27%       $        9
   0.00       $23.66       (0.33)%       2.10%    (0.06)%    2.04%    (29.50)%      73%       $        7

   0.00       $24.72        0.80%        1.22%    (0.18)%    1.04%      2.57%       27%       $  107,383
  (0.17)      $24.10        0.49%        1.17%    (0.13)%    1.04%    (38.41)%      73%       $   97,243
   0.00       $46.86        0.73%        1.18%    (0.14)%    1.04%     15.17%       56%       $  151,776
   0.00       $49.05        0.48%        1.13%    (0.09)%    1.04%     14.15%       39%       $  167,560
   0.00       $47.61       (0.14)%       1.13%    (0.10)%    1.03%      2.06%       35%       $  131,102
   0.00       $46.65       (0.35)%       1.27%    (0.12)%    1.15%     17.86%       42%       $    1,337
   0.00       $39.58       (0.20)%       1.55%    (0.36)%    1.19%     37.77%       60%       $      145

   0.00       $24.34        0.50%        1.51%    (0.16)%    1.35%      2.44%       27%       $  864,049
  (0.17)      $23.76        0.17%        1.49%    (0.14)%    1.35%    (38.60)%      73%       $  895,916
   0.00       $46.28        0.50%        1.53%    (0.18)%    1.35%     14.81%       56%       $1,721,922
   0.00       $48.54        0.18%        1.47%    (0.12)%    1.35%     13.81%       39%       $1,834,134
   0.00       $47.29       (0.46)%       1.46%    (0.10)%    1.36%      1.92%       35%       $1,938,610
   0.00       $46.40       (0.55)%       1.39%    (0.04)%    1.35%     17.62%       42%       $2,389,496
   0.00       $39.45       (0.43)%       1.42%    (0.02)%    1.40%     37.46%       60%       $2,709,452


   0.00       $10.43       (0.02)%       1.58%    (0.13)%    1.45%     (5.76)%      22%       $      177
   0.00       $11.08        0.01%        1.55%    (0.10)%    1.45%    (19.24)%      77%       $       29

   0.00       $10.27       (0.78)%       2.33%    (0.13)%    2.20%     (6.12)%      22%       $       98
   0.00       $10.95       (0.76)%       2.33%    (0.13)%    2.20%    (19.54)%      77%       $       26

   0.00       $10.46        0.33%        1.38%    (0.13)%    1.20%     (5.77)%      22%       $    5,146
   0.00       $11.10        0.41%        1.38%    (0.18)%    1.20%    (33.26)%      77%       $    6,447
   0.00       $18.10        0.58%        1.39%    (0.19)%    1.20%      4.84%       97%       $   12,548
   0.00       $18.11        0.08%        1.39%    (0.19)%    1.20%     18.17%      100%       $    5,999
   0.00       $16.07       (0.30)%       1.45%    (0.21)%    1.24%      0.50%       56%       $    1,141

   0.00       $10.50        0.51%        1.11%    (0.11)%    1.00%     (5.56)%      22%       $   59,883
   0.00       $11.15        0.60%        1.11%    (0.11)%    1.00%    (33.17)%      77%       $   64,444
   0.00       $18.19        0.84%        1.12%    (0.12)%    1.00%      5.05%       97%       $  114,345
   0.00       $18.16        0.20%        1.11%    (0.11)%    1.00%     18.34%      100%       $   63,905
   0.00       $16.09        0.08%        1.10%    (0.52)%    0.58%      0.63%       56%       $    2,162


   0.00       $10.35        0.02%        1.67%    (0.18)%    1.49%     (5.82)%      22%       $  183,732
   0.00       $10.99        0.11%        1.70%    (0.21)%    1.49%    (33.46)%      77%       $  213,243
   0.00       $17.92        0.26%        1.74%    (0.21)%    1.53%      4.46%       97%       $  384,047
   0.00       $18.00       (0.37)%       1.73%    (0.12)%    1.61%     17.68%      100%       $  356,484
   0.00       $16.04       (0.57)%       1.73%    (0.11)%    1.62%     (2.71)%      56%       $  172,013
   0.00       $16.70       (0.55)%       1.65%    (0.06)%    1.59%     27.04%       41%       $  135,287
   0.00       $13.91       (0.89)%       1.89%    (0.18)%    1.71%     62.53%      156%       $   39,549

             76 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                            Financial Highlights

                                                    Beginning                  Net Realized   Distributions
                                                    Net Asset       Net       and Unrealized     from Net     Distributions
                                                    Value Per    Investment     Gain (Loss)     Investment      from Net
                                                      Share    Income (Loss)  on Investments      Income     Realized Gains
                                                    ---------  -------------  --------------  -------------  --------------
SMALL/MID CAP VALUE FUND
Class A
November 1, 2008 to April 30, 2009 (Unaudited) ...    $ 8.78      0.06(6)          0.32            0.00            0.00
November 1, 2007 to October 31, 2008 .............    $18.19      0.11(6)         (7.84)          (0.09)          (1.59)
August 1, 2007(4) to October 31, 2007 ............    $17.09     (0.02)(6)         1.12            0.00            0.00
Class C
November 1, 2008 to April 30, 2009 (Unaudited) ...    $ 8.72      0.03(6)          0.32            0.00            0.00
November 1, 2007 to October 31, 2008 .............    $18.15      0.02(6)         (7.81)          (0.05)          (1.59)
August 1, 2007(4) to October 31, 2007 ............    $17.09     (0.06)(6)         1.12            0.00            0.00
Administrator Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $ 8.92      0.07(6)          0.32            0.00            0.00
November 1, 2007 to October 31, 2008 .............    $18.37      0.12(6)         (7.91)          (0.07)          (1.59)
November 1, 2006 to October 31, 2007 .............    $16.45     (0.05)(6)         2.20            0.00           (0.23)
November 1, 2005 to October 31, 2006 .............    $14.65      0.00             2.12            0.00           (0.32)
April 11, 2005(4) to October 31, 2005 ............    $13.22      0.00             1.43            0.00            0.00
Institutional Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $ 8.93      0.08(6)          0.33            0.00            0.00
November 1, 2007 to October 31, 2008 .............    $18.40      0.15(6)         (7.93)          (0.10)          (1.59)
November 1, 2006 to October 31, 2007 .............    $16.45     (0.03)(6)         2.21            0.00           (0.23)
August 31, 2006(4) to October 31, 2006 ...........    $16.01      0.01             0.43            0.00            0.00
Investor Class
November 1, 2008 to April 30, 2009 (Unaudited) ...    $ 8.81      0.05(6)          0.33            0.00            0.00
November 1, 2007 to October 31, 2008 .............    $18.18      0.06(6)         (7.82)          (0.02)          (1.59)
November 1, 2006 to October 31, 2007 .............    $16.34     (0.12)(6)         2.19            0.00           (0.23)
November 1, 2005 to October 31, 2006 .............    $14.62     (0.01)            2.05            0.00           (0.32)
January 1, 2005 to October 31, 2005(7) ...........    $13.83     (0.08)            1.22            0.00           (0.35)
January 1, 2004 to December 31, 2004 .............    $12.01     (0.13)            2.43            0.00           (0.48)
January 1, 2003 to December 31, 2003 .............    $ 7.58     (0.03)            4.46            0.00            0.00

The accompanying notes are an integral part of these financial statements.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 77


Financial Highlights

              Ending    Ratio to Average Net Assets (Annualized)(1)
            Net Asset  --------------------------------------------             Portfolio   Net Assets at
  Return    Value Per  Net Investment    Gross   Expenses     Net      Total     Turnover   End of Period
of Capital    Share     Income (Loss)  Expenses   Waived   Expenses  Return(2)   Rate(3)   (000's omitted)
----------  ---------  --------------  --------  --------  --------  ---------  ---------  ---------------


   0.00       $ 9.16        1.49%        1.61%    (0.21)%    1.40%      4.33%      17%        $ 15,493
   0.00       $ 8.78        0.83%        1.55%    (0.15)%    1.40%    (46.09)%     43%        $ 12,859
   0.00       $18.19       (0.50)%       1.50%    (0.24)%    1.27%      6.44%      89%        $    444

   0.00       $ 9.07        0.84%        2.22%    (0.07)%    2.15%      4.01%      17%        $  5,728
   0.00       $ 8.72        0.16%        2.30%    (0.15)%    2.15%    (46.46)%     43%        $  4,700
   0.00       $18.15       (1.32)%       2.27%    (0.17)%    2.10%      6.20%      89%        $     45

   0.00       $ 9.31        1.72%        1.43%    (0.28)%    1.15%      4.37%      17%        $ 41,846
   0.00       $ 8.92        0.86%        1.43%    (0.28)%    1.15%    (45.89)%     43%        $ 35,489
   0.00       $18.37       (0.30)%       1.37%    (0.22)%    1.15%     13.24%      89%        $ 41,988
   0.00       $16.45        0.08%        1.43%    (0.28)%    1.15%     14.66%      56%        $ 75,172
   0.00       $14.65       (0.18)%       1.48%    (0.24)%    1.24%     10.82%      80%        $ 31,613

   0.00       $ 9.34        1.95%        1.16%    (0.21)%    0.95%      4.59%      17%        $  7,459
   0.00       $ 8.93        1.07%        1.16%    (0.21)%    0.95%    (45.83)%     43%        $  6,679
   0.00       $18.40       (0.18)%       1.10%    (0.16)%    0.94%     13.42%      89%        $  2,902
   0.00       $16.45        0.53%        1.04%    (0.15)%    0.89%      2.75%      56%        $     10

   0.00       $ 9.19        1.37%        1.72%    (0.23)%    1.49%      4.31%      17%        $ 72,637
   0.00       $ 8.81        0.44%        1.69%    (0.20)%    1.49%    (46.14)%     43%        $ 75,324
   0.00       $18.18       (0.68)%       1.73%    (0.21)%    1.52%     12.83%      89%        $169,624
   0.00       $16.34       (0.33)%       1.78%    (0.21)%    1.57%     14.13%      56%        $150,180
   0.00       $14.62       (1.01)%       1.95%    (0.25)%    1.70%      8.45%      80%        $ 37,526
   0.00       $13.83       (1.30)%       2.06%    (0.30)%    1.76%     19.37%     133%        $ 17,678
   0.00       $12.01       (0.55)%       2.86%    (1.06)%    1.80%     58.44%     132%        $  8,725

             78 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust commenced operations on November 8, 1999, and at April 30, 2009, was comprised of 99 separate series (each, a "Fund", collectively, the "Funds"). These financial statements present the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund, and Small/Mid Cap Value Fund. Each Fund is a diversified series of the Trust.

The separate classes of shares offered by each Fund differ principally in applicable sales charges and distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Certain Funds of the Trust may invest a substantial portion of their assets in an industry, sector or foreign securities as is discussed in the Prospectus for those Funds. Such Funds may be more affected by changes in that industry, sector or foreign country than they would be absent a focus in such investments.

Under the Trust's organizational documents, their officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

SECURITY VALUATION

Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price. Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued at the NASDAQ Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the NASDAQ, the bid price will be used. In the absence of any sale of securities listed on the NASDAQ, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed "stale" and the valuations will be determined in accordance with the Funds' Fair Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by

             Wells Fargo Advantage Small and Mid Cap Stock Funds 79


Notes to Financial Statements

the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

Debt securities with original maturities of 60 days or less and other short-term debt securities in which cash collateral received for securities loaned may be invested, generally are valued at amortized cost. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.

Investments which are not valued using any of the methods discussed above are valued at their fair value as determined by procedures established in good faith and approved by the Board of Trustees.

FAIR VALUATION MEASUREMENTS

The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions regarding the assumptions market participants would use in pricing the asset or liability, based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

-    Level 1 - quoted prices in active markets for identical investments

- Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

- Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' investments in securities:

                                                                            Total Fair
                                                                            Value as of
Fund                             Level 1        Level 2       Level 3        4/30/2009
----                         --------------   -----------   -----------   --------------
DISCOVERY FUND               $  297,564,695   $63,745,656   $ 2,934,464   $  364,244,815
ENTERPRISE FUND                 235,538,862    49,108,142     2,885,199      287,532,203
MID CAP DISCIPLINED FUND        590,502,457    68,902,819     2,634,824      662,040,100
OPPORTUNITY FUND              1,019,853,534    91,146,329    11,998,219    1,122,998,082
SMALL CAP DISCIPLINED FUND      256,493,211    28,855,107     1,392,670      286,740,988
SMALL/MID CAP VALUE FUND        134,047,377             0             0      134,047,377

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds' investments in other financial instruments.*

                                                                               Total
                                                                            Unrealized
                                                                           Appreciation/
Fund                             Level 1        Level 2       Level 3     (Depreciation)
----                         --------------   -----------   -----------   --------------
SMALL/MID CAP VALUE FUND         $55,820           $0            $0           $55,820

*    Other financial instruments include: options.

             80 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                               Mid Cap                    Small Cap
                                   Discovery    Enterprise   Disciplined   Opportunity   Disciplined
                                      Fund         Fund          Fund          Fund          Fund
                                  -----------   ----------   -----------   -----------   -----------
Balance as of 10/31/2008          $ 6,537,388   $4,433,712   $ 5,479,286   $19,962,029   $ 3,921,211
   Accrued discounts (premiums)             0            0             0             0             0
   Realized gain (loss)                     0            0             0             0             0
   Change in unrealized
   appreciation
   (depreciation)                    (975,440)    (846,269)   (1,064,363)   (4,553,388)     (374,450)
   Net purchases (sales)           (2,627,484)    (702,244)   (1,780,099)   (3,410,422)   (2,154,091)
   Transfer in (out) of Level 3             0            0             0             0             0
Balance as of 04/30/2009          $ 2,934,464   $2,885,199   $ 2,634,824   $11,998,219   $ 1,392,670

The following is a summary of the unrealized appreciation (depreciation) associated with (Level 3) securities held as of April 30, 2009:

                                                               Mid Cap                    Small Cap
                                   Discovery    Enterprise   Disciplined   Opportunity   Disciplined
                                     Fund          Fund          Fund          Fund          Fund
                                  -----------   ----------   -----------   -----------   -----------
Change in unrealized
   appreciation (depreciation)
   relating to securities held
   at the end of reporting
   period                          $(975,440)   $(846,269)   $(1,064,363)  $(4,553,388)   $(374,450)

AFFILIATE SECURITIES

An affiliate company is a company in which a Fund has ownership of at least 5% of the outstanding shares. Companies that are affiliates of a Fund at period-end are noted in the Fund's Portfolio of Investments. The following such positions were held at April 30, 2009:

                                                                                             % of the
                                                                 Market      Unrealized    Outstanding
                                       Shares        Cost         Value       Gain/Loss       Shares
                                     ---------   -----------   ----------   ------------   -----------
SMALL CAP DISCIPLINED FUND
   LeapFrog Enterprises
      Incorporated                   2,195,700   $13,011,309   $3,930,303   $ (9,081,006)      5.99%
   Playboy Enterprise Incorporated
      Class B                        1,500,000    15,522,555    4,515,000    (11,007,555)      5.27%
SMALL/MID CAP VALUE FUND
   Encorium Group Incorporated       2,811,000     5,984,103      618,420     (5,365,683)     13.70%
   Allied Healthcare Products
      Incorporated                     603,213     3,201,495    3,426,250        224,755       7.63%

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily using the effective interest method.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

FOREIGN CURRENCY TRANSLATION

The accounting records are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions,

             Wells Fargo Advantage Small and Mid Cap Stock Funds 81


Notes to Financial Statements

and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities, at fiscal period-end, resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities at fiscal period-end are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income, if any, is declared and distributed to shareholders annually. Distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

For federal income tax purposes, a Fund may designate as capital gains distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

FEDERAL INCOME TAXES

Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code (the "Code"), and to make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required at April 30, 2009.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years and has concluded that as of April 30, 2009, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired (open tax years: October 31, 2005; October 31, 2006; October 31, 2007; October 31, 2008) are subject to examination by the Internal Revenue Service and state departments of revenue.

At October 31, 2008, the Funds' prior fiscal year-end, net capital loss carryforwards, which are available to offset future net realized capital gains, were:

                             Expiration    Capital Loss
FUND                            Year      Carryforwards
----                         ----------   -------------
DISCOVERY FUND                  2016       $ 21,827,443
ENTERPRISE FUND                 2009        121,695,782
                                2010         64,764,000
                                2016          7,310,275
MID CAP DISCIPLINED FUND        2016         35,952,326
OPPORTUNITY FUND                2016         22,830,648
SMALL CAP DISCIPLINED FUND      2016         15,661,686
SMALL/MID CAP VALUE FUND        2016          1,722,614

             82 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts to protect against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. A forward contract is an agreement between two counterparties for future delivery or receipt of currency at a specified price. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Realized gains or losses are recognized when the transaction is completed. Contracts which have been offset but have not reached their settlement date are included in unrealized gains and losses.

FUTURES CONTRACTS

The Funds may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission (the "SEC") for long futures positions, the Fund is required to segregate highly liquid securities as permitted by the SEC in connection with futures transactions in an amount generally equal to the entire value of the underlying contracts. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities. At April 30, 2009, there were no open futures contracts.

REPURCHASE AGREEMENTS

The Funds may invest in repurchase agreements and may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Funds Management, LLC. The repurchase agreements must be fully collateralized based on values that are marked to market daily. The collateral may be held by an agent bank under a tri-party agreement. It is the custodian's responsibility to value collateral daily and to take action to obtain additional collateral as necessary to maintain market value equal to or greater than the resale price. The repurchase agreements are collateralized by instruments such as U.S. Treasury, federal agency, or high-grade corporate obligations. There could be potential loss to a Fund in the event that such Fund is delayed or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the underlying obligations during the period in which a Fund seeks to assert its rights.

SECURITY LOANS

The Funds may loan securities in return for securities, irrevocable letters of credit or cash collateral, which is invested in various short-term fixed income securities. A Fund may receive compensation for lending securities in the form of fees payable by the borrower or by retaining a portion of interest on the investment securities purchased with cash received as collateral (after payment of a "broker rebate fee" to the borrower). A Fund also continues to receive interest or dividends on the securities loaned. Security loans are secured at all times by collateral, although the loans may not be fully supported at all times if, for example, the instruments in which cash collateral is invested decline in value or the borrower fails to provide additional collateral when required in a timely manner or at all. The collateral is equal to at least 102% of the market value of the securities loaned plus accrued interest when the transaction is entered into. The collateral supporting loans of domestic and foreign equity securities and corporate bonds is remarked to at least 102% of the marked value of the securities loaned (including any accrued interest) on a daily basis, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested. Collateral supporting loans of U.S. Government Securities is remarked to 102% of the loaned securities' market value, without taking into account any increase or decrease in the value of instruments in which cash collateral is invested, only if the given collateral falls below 100% of the market value of the securities loaned plus any accrued interest. Cash collateral received by a Fund pursuant to these loans generally is invested on behalf of the Fund by the securities lending agent in securities that, at the time of investment, are considered high-quality short-term debt investments (including money market instruments) and have been evaluated and approved by the Fund's adviser and are permissible investments for the Fund. Cash collateral is invested on behalf of a Fund in a manner

             Wells Fargo Advantage Small and Mid Cap Stock Funds 83


Notes to Financial Statements

similar to the Fund's investment of its cash reserves and the Fund bears all of the gains and losses on such investments. The net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. Another risk from securities lending is that the borrower may not provide additional collateral when required or return the securities when due or when called for by the Fund. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Wells Fargo Bank, N.A., the Funds' custodian, acts as the securities lending agent for the Funds and receives for its services 25% of the revenues earned on the securities lending activities and incurs all expenses. The securities lending agent may make payments to borrowers and placing brokers, who may not be affiliated, directly or indirectly, with the Trust, the adviser or the distributor. For the six-month period ended April 30, 2009, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A, have the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan, the related collateral and the liability to return the collateral at April 30, 2009, are shown on the Statements of Assets and Liabilities.

SWAP CONTRACTS

The Funds may enter into various hedging transactions, such as interest rate swaps to preserve a return or spread on a particular investment or portion of its portfolio, to create synthetic adjustable-rate mortgage securities or for other purposes. Swaps involve the exchange of commitments to make or receive payments, e.g., an exchange of floating-rate payments for fixed rate payments. The Funds record as an increase or decrease to realized gain/loss, the amount due or owed by the Funds at termination or settlement. Swaps are valued based on prices quoted by independent brokers. These valuations represent the net present value of all future cash settlement amounts based on implied forward interest rates or index values.

As of April 30, 2009, there were no open swap contracts.

WRITTEN OPTIONS

An option is a right to buy or sell a particular security at a specified price within a limited period of time. The writer of the option, in return for a premium received from the seller, has the obligation to sell (in the case of a call option) or buy (in the case of a put option) the underlying security of the contract. The premium received in cash from writing options is recorded as an asset with an equal liability that is adjusted to reflect the option's value. The premium received from writing options which expire is recorded as realized gains. The premium received from writing options which are exercised or closed is offset against the proceeds or amount paid on the closing transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased. Options are valued based on their quoted daily settlement prices.

Risks could arise from entering into written options transactions from the potential inability of counterparties to meet the terms of their contracts, the potential inability to enter into a closing transaction because of an illiquid secondary market, and from movements in interest or exchange rates or securities values.

Written options transactions for the six-month period ended April 30, 2009, were as follows:

                                             SMALL/MID CAP VALUE FUND
                                             ------------------------
                                                            Premiums
CALL OPTIONS WRITTEN                          Contracts     Received
--------------------                          ---------   -----------
Options at beginning of period                   (600)    $  (258,098)
Options written                                (5,998)     (1,552,884)
Options terminated in closing transactions      4,378       1,282,394
Options expired                                   650         160,818
Options exercised                                   0               0
Options at end of period                       (1,570)    $  (367,770)

             84 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

                                             SMALL/MID CAP VALUE FUND
                                             ------------------------
                                                           Premiums
CALL OPTIONS WRITTEN                           Contracts   Received
--------------------                           ---------   --------
Options at beginning of period                      0      $      0
Options written                                  (200)      (33,800)
Options terminated in closing transactions        200        33,800
Options expired                                     0             0
Options exercised                                   0             0
Options at end of period                            0      $      0

Open written call and put option contracts as of April 30, 2009, are disclosed in the Portfolio of Investments.

STRUCTURED INVESTMENT VEHICLES

The Funds may invest in structured debt securities, such as those issued by Structured Investment Vehicles ("SIVs"). SIVs invest in a diversified pool of underlying securities, which may include finance company debt and structured finance assets, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, collateralized debt obligations and other asset backed securities. The ability of a SIV to repay debt depends primarily on the cash collections received from the SIV's underlying asset portfolio, which may include certain assets such as subprime mortgages that are subject to heightened risks of credit quality or market value deterioration under the continuing adverse conditions in the U.S. credit markets, and on the ability to obtain short-term funding through the issuance of new debt. Investments in these securities present increased credit and liquidity risks as there could be losses to a Fund in the event of credit or market value deterioration in a SIV's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities issued by a SIV, or a SIV's inability to issue new debt.

As of April 30,2009, the following Funds owned certain of these types of SIVs which are currently in default and valued at fair value in the Portfolio of Investments or have been restructured following default, including the percentage of each Fund's net assets invested in these securities:

                              Defaulted SIVs   % of Net
FUND                         ($Market Value)    Assets
----                         ---------------   --------
DISCOVERY FUND                  $2,134,506       0.77%
ENTERPRISE FUND                  2,098,671       0.94%
MID CAP DISCIPLINED FUND         1,916,551       0.34%
OPPORTUNITY FUND                 5,606,898       0.57%
SMALL CAP DISCIPLINED FUND       1,013,017       0.41%

3. EXPENSES

ADVISORY FEES

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC ("Funds Management"). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management.

Pursuant to the contract, Funds Management is entitled to receive an advisory fee for its services as adviser. Funds Management may retain the services of certain investment subadvisers to provide daily portfolio management. The fees related to subadvisory services are borne directly by Funds Management and do not increase the overall fees paid by a Fund to the adviser. Funds Management and the investment subadviser(s) are entitled to be paid a monthly fee at the following annual rates:

             Wells Fargo Advantage Small and Mid Cap Stock Funds 85


Notes to Financial Statements

                                                     Advisory                                           Subadvisory
                                                    Fees (% of                                           Fees (% of
                                Average Daily     Average Daily                      Average Daily     Average Daily
FUND                             Net Assets        Net Assets)      Subadviser        Net Assets        Net Assets)
----                         ------------------   -------------   -------------   ------------------   -------------
DISCOVERY FUND               First $500 million       0.750       Wells Capital   First $100 million       0.450
                              Next $500 million       0.700        Management      Next $100 million       0.400
                                Next $2 billion       0.650       Incorporated     Over $200 million       0.350
                                Next $2 billion       0.625
                                Over $5 billion       0.600

ENTERPRISE FUND              First $500 million       0.750       Wells Capital   First $100 million       0.450
                              Next $500 million       0.700        Management      Next $100 million       0.400
                                Next $2 billion       0.650       Incorporated     Over $200 million       0.300
                                Next $2 billion       0.625
                                Over $5 billion       0.600

MID CAP DISCIPLINED FUND     First $500 million       0.750       Wells Capital   First $100 million       0.450
                              Next $500 million       0.700        Management      Next $100 million       0.400
                                Next $2 billion       0.650       Incorporated     Over $200 million       0.300
                                Next $2 billion       0.625
                                Over $5 billion       0.600

OPPORTUNITY FUND             First $500 million       0.750       Wells Capital   First $100 million       0.450
                              Next $500 million       0.700        Management      Next $100 million       0.400
                                Next $2 billion       0.650       Incorporated     Over $200 million       0.300
                                Next $2 billion       0.625
                                Over $5 billion       0.600

SMALL CAP DISCIPLINED FUND   First $500 million       0.850       Wells Capital   First $100 million       0.550
                              Next $500 million       0.825        Management      Next $100 million       0.500
                                Next $1 billion       0.800       Incorporated     Over $200 million       0.400
                                Next $1 billion       0.775
                                Over $3 billion       0.750

SMALL/MID CAP VALUE FUND     First $500 million       0.850       Wells Capital   First $100 million       0.450
                              Next $500 million       0.825        Management      Next $100 million       0.400
                                Next $1 billion       0.800       Incorporated     Over $200 million       0.350
                                Next $1 billion       0.775
                                Over $3 billion       0.750

ADMINISTRATION AND TRANSFER AGENT FEES

The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive the following annual fees:

                                         Administration Fees
                        Average Daily       (% of Average
                         Net Assets       Daily Net Assets)
                      ----------------   -------------------
Fund level            First $5 billion           0.05
                       Next $5 billion           0.04
                      Over $10 billion           0.03
Class A               All asset levels           0.28
Class C               All asset levels           0.28
Administrator Class   All asset levels           0.10
Institutional Class   All asset levels           0.08
Investor Class        All asset levels           0.38*

* On February 1, 2009, the class level administration fee for Investor Class was reduced by 0.02%. Prior to February 1, 2009, the class level administration fee for Investor Class was 0.40%.

             86 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

The trust has entered into an agreement with Boston Financial Data Services ("BFDS") as the transfer agent for the Trust. BFDS is entitled to receive fees from the administrator for its services as transfer agent.

CUSTODY FEES

The Trust has entered into a contract with Wells Fargo Bank, N.A. ("WFB"), whereby WFB is responsible for providing custody services. Pursuant to the contract, WFB is entitled to a monthly fee for custody services at the following annual rates:

                                      % of Average
                                    Daily Net Assets
                                    ----------------
All Small and Mid Cap Stock Funds         0.02

SHAREHOLDER SERVICING FEES

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Fund is charged the following annual fees:

                                      % of Average
SHARE CLASS                         Daily Net Assets
-----------                         ----------------
Class A, Class C, Administrator
   Class, and Investor Class              0.25

For the six-month period ended April 30, 2009, shareholder servicing fees were paid as follows. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo & Company.

FUND                         Class A   Class C   Administrator   Investor
----                         -------   -------   -------------   --------
DISCOVERY FUND               $ 6,507    $1,505      $ 91,787     $183,094
ENTERPRISE FUND                  870       152        15,658      117,032
MID CAP DISCIPLINED FUND       3,914       305        97,150      411,741
OPPORTUNITY FUND              20,902         9       112,800      945,949
SMALL CAP DISCIPLINED FUND       122        62         6,398      214,368
SMALL/MID CAP VALUE FUND      15,967     2,402        39,709       79,300

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan (the "Plan") for Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of average daily net assets.

For the six-month period ended April 30, 2009, distribution fees incurred are disclosed on the Statements of Operations.

OTHER FEES

PNC Global Investment Servicing ("PNC") serves as fund accountant for the Trust and is entitled to receive an annual asset based fee and an annual fixed fee from each Fund. PNC is also entitled to be reimbursed for all out-of-pocket expenses reasonably incurred in providing these services.

Each Fund also bears its share of other fees and expenses incurred in the normal course of business, including but not limited to: professional fees, registration fees, shareholder reporting costs, and Trustees fees and expenses. The Trust compensates its Trustees for their services, plus travel and other expenses incurred in attending Board meetings.

WAIVED FEES AND REIMBURSED EXPENSES

Funds Management waived fees or reimbursed expenses proportionately from all classes, first from advisory fees, and then from any class specific expenses, if applicable. Funds Management has contractually committed through

             Wells Fargo Advantage Small and Mid Cap Stock Funds 87


Notes to Financial Statements

February 28, 2010, to waive fees and/or reimburse expenses to the extent necessary to maintain a certain net operating expense ratio for the Funds. Net operating expense ratios in effect for the six-month period ended April 30, 2009, were as follows:

                                             Net Operating Expense Ratios
                             ------------------------------------------------------------
FUND                         Class A   Class C   Administrator   Institutional   Investor
----                         -------   -------   -------------   -------------   --------
DISCOVERY FUND                1.33%     2.08%        1.15%           0.95%        1.38%
ENTERPRISE FUND               1.35%*    2.10%*       1.15%           0.90%        1.45%*
MID CAP DISCIPLINED FUND      1.25%     2.00%        1.15%           0.90%        1.31%
OPPORTUNITY FUND              1.29%     2.04%        1.04%            NA          1.35%
SMALL CAP DISCIPLINED FUND    1.45%     2.20%        1.20%           1.00%        1.49%
SMALL/MID CAP VALUE FUND      1.40%     2.15%        1.15%           0.95%        1.49%

* Effective March 1, 2009, the net operating expense ratio for the Enterprise Fund Class A decreased from 1.40% to 1.35%, Class C decreased from 2.15% to 2.10%, and Investor Class decreased from 1.49% to 1.45%. The blended net operating expense ratios for the six-month period ended April 30, 2009 for the Enterprise Fund Class A, Class C, and Investor Class are 1.38%, 2.13% and 1.48% respectively.

4. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the six-month period ended April 30, 2009, were as follows:

                               Purchases
FUND                            at Cost     Sales Proceeds
----                         ------------   --------------
DISCOVERY FUND               $296,394,864    $291,392,786
ENTERPRISE FUND               212,560,377     214,206,457
MID CAP DISCIPLINED FUND      166,414,964     201,548,261
OPPORTUNITY FUND              228,731,717     279,397,190
SMALL CAP DISCIPLINED FUND     51,646,059      68,502,310
SMALL/MID CAP VALUE FUND       23,706,223      20,863,196

5. BANK BORROWINGS

Wells Fargo Funds Trust and Wells Fargo Variable Trust (excluding the money market funds) are parties to a revolving Credit Agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. The agreement permits borrowings of up to $150 million, collectively. Interest under the Credit Agreement is charged to each Fund based on its borrowing at a rate equal to the Federal Funds Rate plus 0.60%. In addition, under the amended Credit Agreement, the Funds pay a quarterly commitment equal to 0.15% per annum of the credit line.

For the six-month period ended April 30, 2009, there were no borrowings by any of the Funds had under this agreement.

6. LEGAL AND REGULATORY MATTERS

In 2004, the predecessor Strong Funds' prior investment adviser and affiliates (collectively, "Strong") entered into agreements with certain regulators, including the Securities and Exchange Commission and the New York Attorney General ("NYAG"), to settle market-timing investigations. In the settlements, Strong agreed to pay investor restoration and civil penalties. Although some portion of these payments is likely to be distributed to predecessor Strong Fund shareholders, no determination has yet been made as to the distribution of these amounts, and the successor funds are not expected to receive any portion of these payments. The NYAG settlement imposed fee reductions across the predecessor fund complex (excluding money market funds and very short-term income funds) totaling $35 million by May 2009. Funds management has agreed to honor these fee reductions for the benefit of shareholders across the successor funds. Although civil litigation against Strong and certain predecessor Strong Funds relating to these matters is continuing, neither the current adviser nor the successor funds is a party to any such suit.

             88 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                   Notes to Financial Statements

7. NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" ("SFAS 161"). SFAS 161 requires additional discussion about the reporting entity's derivative instruments and hedging activities, by providing for qualitative disclosures about the objectives and strategies for using derivatives, quantitative data about the fair value of and gains and losses on derivative contracts, and details of credit-risk-related contingent features in their hedged positions. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, and interim periods within those years. As of April 30, 2009, Management is continuing to evaluate the impact, if any, that adoption of SFAS 161 may have on the financial statements.

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly"("FAS 157-4"). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique (s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 89

Other Information

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for each Fund, except money market funds, are publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis, and for money market funds, on a monthly, seven-day delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds'Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the "Trustees") of the Wells Fargo Funds Trust (the "Trust"), Members of the Advisory Board of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees, Advisory Board Members and Officers listed below acts in identical capacities for each of the 134 funds comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex"). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The address of each Trustee, Advisory Board Member and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee, Advisory Board Member and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

NON-INTERESTED TRUSTEES

                             Position Held and
Name and Age                Length of Service(2)           Principal Occupations During Past Five Years        Other Directorships
------------             -------------------------  ---------------------------------------------------------  -------------------
Peter G. Gordon          Trustee, since 1998;       Co-Founder, Chairman, President and CEO of Crystal Geyser  None
66                       Chairman, since 2005       Water Company.
                         (Lead Trustee since 2001)

Isaiah Harris, Jr.(3)    Trustee, since 2009        Retired. Prior thereto, President and CEO of BellSouth     CIGNA Corporation;
56                                                  Advertising and Publishing Corp. from 2005 to 2007,        Deluxe Corporation
                                                    President and CEO of BellSouth Enterprises from 2004 to
                                                    2005 and President of BellSouth Consumer Services from
                                                    2000 to 2003. Currently a member of the Iowa State
                                                    University Foundation Board of Governors and a member of
                                                    the Advisory Board of Iowa State University School of
                                                    Business.

Judith M. Johnson        Trustee, since 2008        Retired. Prior thereto, Chief Executive Officer and        None
60                                                  Chief Investment Officer of Minneapolis Employees
                                                    Retirement Fund from 1996 to 2008. Ms. Johnson is a
                                                    certified public accountant and a certified managerial
                                                    accountant.

David F. Larcker(3)      Trustee, since 2009        James Irvin Miller Professor of Accounting at the          None
58                                                  Graduate School of Business, Stanford University.
                                                    Director of Corporate Governance Research Program and
                                                    Co-Director of The Rock Center for Corporate Governance
                                                    since 2006. From 2005 to 2008, Professor of Accounting
                                                    at the Graduate School of Business, Stanford University.
                                                    Prior thereto, Ernst & Young Professor of Accounting at
                                                    The Wharton School, University of Pennsylvania from 1985
                                                    to 2005.

             90 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                               Other Information

                             Position Held and
Name and Age                Length of Service(2)           Principal Occupations During Past Five Years        Other Directorships
------------             -------------------------  ---------------------------------------------------------  -------------------
Olivia S.  Mitchell      Trustee, since 2006        Professor of Insurance and Risk Management, Wharton        None
56                                                  School, University of Pennsylvania. Director of the
                                                    Boettner Center on Pensions and Retirement Research.
                                                    Research associate and board member, Penn Aging
                                                    Research Center. Research associate, National Bureau of
                                                    Economic Research.

Timothy J. Penny         Trustee, since 1996        President and CEO of Southern Minnesota Initiative         None
57                                                  Foundation, a non-profit organization since 2007 and
                                                    Senior Fellow at the Humphrey Institute Policy Forum at
                                                    the University of Minnesota since 1995. Member of the
                                                    Board of Trustees of NorthStar Education Finance, Inc.,
                                                    a non-profit organization, since 2007.

Donald C.  Willeke       Trustee, since 1996        Principal of the law firm of Willeke & Daniels. General    None
68                                                  Counsel of the Minneapolis Employees Retirement Fund
                                                    from 1984 to present.

OFFICERS

                             Position Held and
Name and Age                Length of Service(2)           Principal Occupations During Past Five Years        Other Directorships
------------             -------------------------  ---------------------------------------------------------  -------------------
Karla M. Rabusch         President, since 2003      Executive Vice President of Wells Fargo Bank, N.A. and     None
50                                                  President of Wells Fargo Funds Management, LLC since
                                                    2003. Senior Vice President and Chief Administrative
                                                    Officer of Wells Fargo Funds Management, LLC from 2001
                                                    to 2003.

C. David Messman         Secretary, since 2000;     Senior Vice President and Secretary of Wells Fargo         None
48                       Chief Legal Officer,       Funds Management, LLC since 2001. Managing Counsel of
                         since 2003                 Wells Fargo Bank, N.A. since 2000.

David Berardi(5)         Treasurer and              Vice President of Evergreen Investment Management          None
33                       Assistant Treasurer,       Company, LLC since 2008. Assistant Vice President of
                         since 2009                 Evergreen Investment Services, Inc. from 2004 to 2008.
                                                    Manager of Fund Reporting and Control for Evergreen
                                                    Investment Management Company, LLC since 2004.

Jeremy DePalma(5)        Treasurer and Assistant    Senior Vice President of Evergreen Investment              None
35                       Treasurer,since 2009       Management Company,LLC since 2008. Vice President,
                                                    Evergreen Investment Services, Inc.from 2004 to 2007.
                                                    Assistant Vice President, Evergreen
                                                    Investment Services, Inc. from 2000 to 2004 and the
                                                    head of the Fund Reporting and Control Team within Fund
                                                    Administration since 2005.

Stephen W. Leonhardt(4)  Treasurer, since 2007      Vice President and Manager of Fund Accounting,             None
49                                                  Reporting and Tax for Wells Fargo Funds Management, LLC
                                                    since 2007. Director of Fund Administration and SEC
                                                    Reporting for TIAA-CREF from 2005 to 2007.Chief
                                                    Operating Officer for UMB Fund Services, Inc. from
                                                    2004 to 2005. Controller for Sungard Transaction
                                                    Networks from 2002 to 2004.

Debra Ann Early          Chief Compliance           Chief Compliance Officer of Wells Fargo Funds              None
44                       Officer,since 2007         Management, LLC since 2007. Chief Compliance Officer of
                                                    Parnassus Investments from 2005 to 2007. Chief
                                                    Financial Officer of Parnassus Investments from 2004 to
                                                    2007. Senior Audit Manager of PricewaterhouseCoopers
                                                    LLP from 1998 to 2004.

----------
(1.) The Statement of Additional Information includes additional information about the Funds'Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds'Web site at www.wellsfargo.com/advantagefunds.

(2.) Length of service dates reflects a Trustee's commencement of service with the Trust's predecessor entities.

(3.) Effective April 17, 2009, elected as Non-interested Trustee and ceased to be a member of the Advisory Board.

(4.) Resigned effective June 1, 2009.

(5.) Effective June 1, 2009.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 91


Other Information

BOARD CONSIDERATION OF AND CONTINUATION OF INVESTMENT ADVISORY AND SUB-ADVISORY
AGREEMENTS:

DISCOVERY FUND, ENTERPRISE FUND, MID CAP DISCIPLINED FUND, OPPORTUNITY FUND, SMALL CAP DISCIPLINED FUND AND SMALL/MID CAP VALUE FUND

The Board of Trustees (the "Board") of Wells Fargo Funds Trust (the "Trust"), all of the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Trust, as defined in the Investment Company of 1940 (the "1940 Act") (the "Independent Trustees"), are required to annually review and consider the continuation of the investment advisory and sub-advisory agreements. During the six months covered by this report, the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC ("Funds Management") for the Discovery Fund, Enterprise Fund, Mid Cap Disciplined Fund, Opportunity Fund, Small Cap Disciplined Fund and Small/Mid Cap Value Fund (the "Funds"); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated ("Wells Capital Management") for the Funds. The investment advisory agreement with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on March 27, 2009, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the March 27, 2009, meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered information provided in response to a detailed set of requests submitted by the Independent Trustees' independent legal counsel. The Board received and considered, among other things, information about the background and experience of senior management of Funds Management and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Funds by Funds Management and its affiliates.

In considering these matters, the Board considered not only the specific information presented in connection with the meeting, but also the knowledge gained over the course of interacting with Funds Management and Wells Capital Management about various topics, including Funds Management's oversight of service providers. Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance for each Fund over various time periods ended December 31, 2008. The Board also considered these results in comparison to the median performance of a universe of mutual funds that was determined by Lipper Inc. ("Lipper") to be similar to each Fund (the "Universe"), as well as to each Fund's benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

             92 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                               Other Information

The Board noted that the performance of each Fund, except for the Opportunity Fund and Small/Mid Cap Value Fund was better than or not appreciably below the median performance of its Universe for all time periods. The Board noted that the performance of the Opportunity Fund and Small/Mid Cap Value Fund was lower than the performance of each Fund's Universe for certain time periods and warranted further review. As part of its further review, the Board received an analysis of, and discussed factors contributing to, the underperformance of the Opportunity Fund and Small/Mid Cap Value Fund. The Board requested continued reports on the performance of the Opportunity Fund and Small/Mid Cap Value Fund.

The Board received and considered information regarding each Fund's contractual advisory fees, and net operating expense ratios and their various components, including actual management fees, transfer agent, custodian and other non-management fees, Rule 12b-1 fees, service fees, fee waivers/caps and/or expense reimbursements. The Board also considered these fees in comparison to the median fees of a narrower group of mutual funds that was determined by Lipper to be similar to the Funds (the "Expense Group") and to other comparative data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Expense Group. The Board noted that the net operating expense ratios for each Fund, except the Discovery Fund, Enterprise Fund and Opportunity Fund, were lower than or in range of each Fund's Expense Group's median net operating expense ratios. The Board also noted that the net operating expense ratio for the Investor Class shares of the Discovery Fund, Enterprise Fund and Opportunity Fund were higher than each Fund's Expense Group's median net operating expense ratio. The Board received an explanation of the factors contributing to the higher net operating expense ratios for the Discovery Fund, Enterprise Fund and Opportunity Fund.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Funds.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the contractual investment advisory fee rates payable by the Funds to Funds Management for investment advisory services (the "Advisory Agreement Rates"), both on a stand-alone basis and on a combined basis with the Funds" administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual investment sub-advisory fee rates payable by Funds Management to Wells Capital Management for investment sub-advisory services (the "Sub-Advisory Agreement Rates"). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the "Net Advisory Rates").

The Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of the other funds in each Fund's Expense Group. The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were lower than, equal to, or not appreciably higher than, the median rates of each Fund's respective Expense Group. In addition, the Board concluded that the combined investment advisory/administration fee rates for these Funds (before and after waivers/caps and/or expense reimbursements) were reasonable in relation to each Fund's respective Expense Group, and reasonable in relation to the services provided.

The Board also concluded that the Sub-Advisory Agreement Rates were reasonable in relation to the services provided.

PROFITABILITY

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to other Wells Fargo businesses of providing services to each Fund and the Fund complex as a whole. The Board also considered related information provided by Funds Management in a separate presentation on financial matters made at the February 2009 Board meeting. The Board concluded that, in light of the costs of providing investment management and other services to the Funds, the profits and other ancillary benefits that Funds Management and its affiliates received with regard to providing these services to each Fund and the Fund complex as a whole were not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, as its profitability from its relationship with the Funds was not a material factor in determining whether to renew the investment sub-advisory agreement. The Board noted that the profitability of Wells Capital Management, which is affiliated with Funds Management, was included in the profitability analysis provided by Funds Management.

             Wells Fargo Advantage Small and Mid Cap Stock Funds 93


Other Information

ECONOMIES OF SCALE

The Board received and considered general information regarding economies of scale with respect to the management of the Funds, including whether the Funds have appropriately benefited from any economies of scale and the potential for future realization of economies of scale. The Board acknowledged the inherent limitations of any analysis of an investment adviser"s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board"s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund. The Board concluded that any actual or potential economies of scale are, or will be, shared reasonably with Fund shareholders, most particularly through Advisory Agreement Rate breakpoints and waivers/caps and/or expense reimbursements applicable to the Funds.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board also received and considered information about the nature and extent of services and fee rates offered by Funds Management to other similarly situated series of the Trust, and those offered by Wells Capital Management to other clients. The Board concluded that the Advisory Agreement Rates, the Sub-Advisory Agreement Rates and the Net Advisory Rates were within a reasonable range of the fee rates offered to others by Funds Management and Wells Capital Management, giving effect to differences in services covered by such fee rates.

OTHER BENEFITS TO FUNDS MANAGEMENT AND WELLS CAPITAL MANAGEMENT

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Funds Management and its affiliates (including Wells Capital Management) as a result of their relationship with the Funds. Such benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management"s and Wells Capital Management"s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board also considered the effectiveness of the policies of the Funds in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be realized by using an affiliated broker and the controls applicable to brokerage allocation procedures. The Board also reviewed Funds Management"s and Wells Capital Management"s methods for allocating portfolio investment opportunities among the Funds and other clients.

OTHER FACTORS AND BROADER REVIEW

The Board also considered the markets for distribution of the Funds, including the principal channels through which the Funds" shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels.

As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, a portfolio review and fund performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for each Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

             94 Wells Fargo Advantage Small and Mid Cap Stock Funds


                                                           List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG  -- Association of Bay Area Governments
ADR   -- American Depositary Receipt
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ARM   -- Adjustable Rate Mortgages
BART  -- Bay Area Rapid Transit
CDA   -- Community Development Authority
CDO   -- Collateralized Debt Obligation
CDSC  -- Contingent Deferred Sales Charge
CGIC  -- Capital Guaranty Insurance Company
CGY   -- Capital Guaranty Corporation
CIFG  -- CDC (Caisse des Depots et Consignations) IXIS Financial Guarantee
COP   -- Certificate of Participation
CP    -- Commercial Paper
CTF   -- Common Trust Fund
DW&P  -- Department of Water & Power
DWR   -- Department of Water Resources
ECFA  -- Educational & Cultural Facilities Authority
EDFA  -- Economic Development Finance Authority
ETET  -- Eagle Tax-Exempt Trust
FFCB  -- Federal Farm Credit Bank
FGIC  -- Financial Guaranty Insurance Corporation
FHA   -- Federal Housing Authority
FHAG  -- Federal Housing Agency
FHLB  -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA  -- Federal National Mortgage Association
FSA   -- Farm Service Agency
GDR   -- Global Depositary Receipt
GNMA  -- Government National Mortgage Association
GO    -- General Obligation
HCFR  -- Healthcare Facilities Revenue
HEFA  -- Health & Educational Facilities Authority
HEFAR -- Higher Education Facilities Authority Revenue
HFA   -- Housing Finance Authority
HFFA  -- Health Facilities Financing Authority
HUD   -- Housing & Urban Development
IDA   -- Industrial Development Authority
IDAG  -- Industrial Development Agency
IDR   -- Industrial Development Revenue
LIBOR -- London Interbank Offered Rate
LLC   -- Limited Liability Corporation
LOC   -- Letter of Credit
LP    -- Limited Partnership
MBIA  -- Municipal Bond Insurance Association
MFHR  -- Multi-Family Housing Revenue
MMD   -- Municipal Market Data
MTN   -- Medium Term Note
MUD   -- Municipal Utility District
PCFA  -- Pollution Control Finance Authority
PCR   -- Pollution Control Revenue
PFA   -- Public Finance Authority
PFFA  -- Public Facilities Financing Authority
plc   -- Public Limited Company
PSFG  -- Public School Fund Guaranty
R&D   -- Research & Development
RDA   -- Redevelopment Authority
RDFA  -- Redevelopment Finance Authority
REITS -- Real Estate Investment Trusts
SFHR  -- Single Family Housing Revenue
SFMR  -- Single Family Mortgage Revenue
SLMA  -- Student Loan Marketing Association
STIT  -- Short-Term Investment Trust
TBA   -- To Be Announced
TRAN  -- Tax Revenue Anticipation Notes
USD   -- Unified School District
XLCA  -- XL Capital Assurance

(GRAPHIC)

REDUCE CLUTTER.SAVE TREES.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

(WELLS FARGO ADVANTAGE FUNDS LOGO)
WELLS FARGO ADVANTAGE FUNDS

More information about WELLS FARGO ADVANTAGE FUNDS is available free upon request. To obtain literature, please write, e-mail, visit the Funds' Web site, or call:

WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com

Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF WELLS FARGO ADVANTAGE FUNDS. IF THIS REPORT IS USED FOR PROMOTIONAL PURPOSES, DISTRIBUTION OF THE REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, CALL 1-800-222-8222 OR VISIT THE FUNDS' WEB SITE AT www.wellsfargo.com/advantagefunds. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE INVESTMENT CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION ABOUT WELLS FARGO ADVANTAGE FUNDS CAN BE FOUND IN THE CURRENT PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

"Dow Jones" and "Dow Jones Target Date Indexes" are service marks of Dow Jones & Company, Inc., and have been licensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones or Barclays Capital, and neither Dow Jones nor Barclays Capital makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for WELLS FARGO ADVANTAGE FUNDS. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by WELLS FARGO FUNDS DISTRIBUTOR, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

(C) 2009 Wells Fargo Funds Management, LLC. All rights reserved.   www.wellsfargo.com/advantagefunds          116062 06-09
                                                                                                       SMCNLD/SAR123 04-09

ITEM 2.  CODE OF ETHICS
=======================
Not required in this filing


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT
=========================================
Not required in this filing.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES
==============================================
Not required in this filing.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
===============================================
Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS
===============================
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.


ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES
===============================================================
Not applicable.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
=============================================================================
Not applicable.


ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMEENT
         INVESTMENT COMPANY AND AFFILIATED PURCHASES
===================================================================
Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
============================================================
The Governance Committee (the "Committee") of the Board of Trustees of the registrant (the "Trust") has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee's consideration.

The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and
(v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.


ITEM 11. CONTROLS AND PROCEDURES
=================================
 (a) The President and Treasurers have concluded that the Wells Fargo Funds Trust (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Trust's internal controls over financial reporting (as defined in rule 30a-3(d) under the Investment Company Act) that occurred during the second quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS
=================
(a)(1) Not required in this filing.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Wells Fargo Funds Trust


                                      By: /s/ Karla M. Rabusch


                                          Karla M. Rabusch
                                          President

                                      Date: June 12, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.



                                      By: /s/ Karla M. Rabusch

                                          Karla M. Rabusch
                                      President

                                          Date: June 12, 2009


                                      By: /s/ Jeremy M. DePalma


                                          Jeremy M. DePalma
                                          Treasurer

                                          Date: June 12, 2009


                                      By: /s/ David S. Berardi


                                          David S. Berardi
                                          Treasurer

                                          Date: June 12, 2009